UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3855

Fidelity Advisor Series VIII

(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary 82 Devonshire St. Boston, Massachusetts 02109 (Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October	31
Date of reporting period:	October	31, 2005
Item 1.	Reports to Stockholders

Fidelity® Advisor

Diversified International

Fund - Class A, Class T, Class B and Class C

Annual Report
October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	8	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	9	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	23	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent	41
Registered Public
Accounting Firm
Trustees and Officers	42
Distributions	52
Board Approval of	53
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales
charge)	13.57%	6.51%	10.79%
Class T (incl. 3.50% sales
charge)	15.96%	6.69%	10.84%
Class B (incl. contingent
deferred sales charge)B	14.35%	6.52%	10.79%
Class C (incl. contingent
deferred sales charge)C	18.51%	6.93%	10.86%

A From December 17, 1998.

B Class B shares’ contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares’ contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

6

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund — Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index performed over the same period.

7 Annual Report

Management’s Discussion of Fund Performance

Comments from Penelope Dobkin, Portfolio Manager of Fidelity® Advisor Diversified International Fund

Foreign stock markets enjoyed broad-based advances during the 12 months ending Octo-ber 31, 2005, encouraged by better-than-expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index — a performance measure of developed stock markets outside the United States and Canada — gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered by the strength of the dollar versus many major currencies.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 20.50%, 20.16%, 19.35% and 19.51%, respectively, outpacing the MSCI EAFE index and the LipperSM International Funds Average, which rose 17.75% . Favorable stock selection in banks and diversified financials contributed the most to the fund’s return relative to the index, with holdings in Japanese and emerging-markets banks among the best performers. Stocks in such key markets as Germany, which enjoyed a resurgence in real estate values and in corporate restructuring after 15 years of economic stagnation, also provided a boost to returns, as did Canadian energy stocks, which benefited from healthy production growth. Canadian energy company EnCana was the top contributor versus the index, joined by the strong performance of Brazilian bank Unibanco and State Bank of India. Favorable currency movements in emerging markets such as India and Brazil enhanced our returns in the latter two stocks. By contrast, Brazilian paper company Votorantim Celulose lagged due to a lack of pricing power amid rising energy costs, while weak demand hurt Japanese consumer electronics companies Ricoh and Victor Company. An underweighting in the materials sector also hurt relative performance, as several of the period’s top gainers from this group were absent from the portfolio.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

8

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,114.20	$6.77
HypotheticalA	$1,000.00	$1,018.80	$6.46
Class T
Actual	$1,000.00	$1,112.20	$7.99
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class B
Actual	$1,000.00	$1,108.60	$11.43
HypotheticalA	$1,000.00	$1,014.37	$10.92

9 Annual Report

Shareholder Expense Example - continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,109.50	$10.90
HypotheticalA	$1,000.00	$1,014.87	$10.41
Institutional Class
Actual	$1,000.00	$1,115.60	$5.12
HypotheticalA	$1,000.00	$1,020.37	$4.89

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.27%
Class T	1.50%
Class B	2.15%
Class C	2.05%
Institutional Class	96%

Annual Report

10

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.5	2.5
BP PLC sponsored ADR (United Kingdom, Oil,
Gas & Consumable Fuels)	2.2	2.1
Novartis AG sponsored ADR (Switzerland,
Pharmaceuticals)	2.1	1.6
Vodafone Group PLC sponsored ADR (United
Kingdom, Wireless Telecommunication
Services)	2.0	2.3
Allianz AG sponsored ADR (Germany,
Insurance)	1.8	1.5
	10.6
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	28.1	22.9
Industrials	12.9	11.7
Consumer Discretionary	12.5	12.8
Energy	10.2	8.4
Information Technology	9.0	10.6
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Japan	21.0	16.4
France	11.6	12.2
Germany	11.0	9.4
United Kingdom	11.0	11.7
Switzerland	8.4	9.4

Percentages are adjusted for the effect of open futures contracts, if applicable.

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 96.6%
	Shares	Value (Note 1)
		(000s)

Australia – 0.7%
CSL Ltd.	1,142,744	$32,043
Macquarie Bank Ltd.	658,352	31,836
TOTAL AUSTRALIA		63,879

Belgium – 0.2%
KBC Groupe SA	182,138	14,847
Bermuda – 0.0%
Clear Media Ltd. (a)	907,100	761
Brazil – 1.8%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.) (d)	457,500	23,740
Banco Nossa Caixa SA	222,200	3,681
Uniao de Bancos Brasileiros SA (Unibanco) GDR	1,443,832	75,512
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	1,162,900	23,446
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	2,216,200	26,528
TOTAL BRAZIL		152,907

Canada – 2.8%
ACE Aviation Holdings, Inc. Class A (a)	586,200	15,387
Canadian Natural Resources Ltd.	699,100	28,586
Canadian Western Bank, Edmonton	685,300	20,426
EnCana Corp.	1,465,248	66,997
ITF Optical Technologies, Inc. Series A (f)	1,792	0
Jean Coutu Group, Inc.:
Class A (e)	100	1
Class A (sub. vtg.)	1,050,940	12,805
NOVA Chemicals Corp.	489,000	17,419
OZ Optics Ltd. unit (a)(f)	5,400	80
Precision Drilling Corp. (a)	841,200	38,677
Talisman Energy, Inc.	910,600	40,333
TOTAL CANADA		240,711

Cayman Islands – 0.5%
Apex Silver Mines Ltd. (a)(d)	434,100	6,650
Foxconn International Holdings Ltd.	28,542,000	30,559
The9 Computer Technology Consulting Co. Ltd. sponsored
ADR (d)	245,900	4,633
TOTAL CAYMAN ISLANDS		41,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

China – 0.2%
China Construction Bank Corp. (H Shares)	54,234,000	$16,441
Global Bio-Chem Technology Group Co. Ltd.	11,470,000	4,550
TOTAL CHINA		20,991

Denmark – 1.1%
Danske Bank AS	1,207,875	37,881
GN Store Nordic AS	1,023,800	12,333
Novo Nordisk AS Series B	366,993	18,804
Vestas Wind Systems AS (a)	1,196,000	25,886
TOTAL DENMARK		94,904

Finland – 2.1%
Fortum Oyj	1,857,400	32,886
Metso Corp.	1,241,700	32,300
Neste Oil Oyj	874,600	27,102
Nokia Corp. sponsored ADR	5,135,700	86,382
TOTAL FINLAND		178,670

France – 11.6%
Accor SA	778,600	38,883
AXA SA	177,200	5,132
AXA SA sponsored ADR	3,083,300	89,292
Bacou Dalloz	76,915	6,915
BNP Paribas SA	1,001,746	75,953
CNP Assurances	439,993	30,618
Eiffage SA	268,005	23,132
Financiere Marc de Lacharriere SA (Fimalac)	431,479	23,431
France Telecom SA sponsored ADR	2,075,200	53,934
L’Air Liquide SA	206,700	37,588
Lagardere S.C.A. (Reg.)	805,682	55,389
Neopost SA	274,629	26,502
Nexity	695,066	31,737
NRJ Group	1,202,020	26,772
Orpea (a)	187,100	10,093
Pernod Ricard SA	105,003	18,365
Pinault Printemps-Redoute SA	46,262	4,861
Sanofi-Aventis sponsored ADR	1,504,900	60,377
Societe des Autoroutes du Nord et de l’Est de la France	464,600	27,708
Total SA:
Series B	109,670	27,641
sponsored ADR	1,440,600	181,544

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

France – continued
Vinci SA	431,106	$33,695
Vivendi Universal SA sponsored ADR	3,266,600	102,637
TOTAL FRANCE		992,199

Germany – 11.0%
Aareal Bank AG (a)	319,896	9,771
Allianz AG sponsored ADR	10,848,370	153,396
Axel Springer Verlag	12,220	1,562
Bayer AG	970,100	33,759
Bayer AG sponsored ADR	1,060,600	36,909
Bilfinger & Berger Bau AG	623,800	26,995
DaimlerChrysler AG	1,102,200	55,165
Deutsche Post AG	771,500	17,202
Deutsche Telekom AG sponsored ADR	5,531,200	97,902
E.ON AG sponsored ADR	2,222,800	67,151
Epcos AG (a)	679,800	8,206
GFK AG	378,067	12,531
Heidelberger Druckmaschinen AG	1,253,500	39,820
Hochtief AG	1,283,200	51,854
Hypo Real Estate Holding AG	1,175,040	56,822
Interhyp AG	47,943	2,874
IWKA AG	967,900	21,465
K&S AG	300,432	19,711
MAN AG	474,143	22,013
Merck KGaA	105,500	8,726
Metro AG	676,300	30,759
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	436,000	51,220
Q-Cells AG	11,950	656
RWE AG	409,661	26,165
SAP AG sponsored ADR	852,000	36,585
SGL Carbon AG (a)	421,900	6,175
SolarWorld AG	289,406	39,105
TOTAL GERMANY		934,499

Greece – 0.3%
Greek Organization of Football Prognostics SA	946,360	27,318
Hong Kong – 0.9%
ASM Pacific Technology Ltd.	618,500	2,860
Cheung Kong Holdings Ltd.	1,471,000	15,304

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Hong Kong – continued
Hutchison Whampoa Ltd.	2,255,000	$21,351
Wharf Holdings Ltd.	10,710,000	36,542
TOTAL HONG KONG		76,057

India – 0.3%
Housing Development Finance Corp. Ltd.	382,125	8,206
Infrastructure Development Finance Co. Ltd.	1,266,464	1,825
State Bank of India	329,089	6,824
Suzlon Energy Ltd. (a)	630,349	9,994
TOTAL INDIA		26,849

Ireland – 0.6%
Allied Irish Banks PLC	1,559,698	32,800
C&C Group PLC	2,382,700	14,710
TOTAL IRELAND		47,510

Israel – 1.0%
Bank Hapoalim BM (Reg.)	8,613,900	32,992
Bank Leumi le-Israel BM	8,532,400	27,846
Teva Pharmaceutical Industries Ltd. sponsored ADR	565,700	21,564
TOTAL ISRAEL		82,402

Italy – 3.0%
Autostrade Spa	290,316	6,636
Banca Intesa Spa	10,887,854	50,811
Banche Popolari Unite S.c.a.r.l.	1,435,200	30,383
Banco Popolare di Verona e Novara	1,355,466	25,023
Davide Campari-Milano Spa	1,823,000	12,360
ENI Spa sponsored ADR	342,800	45,850
Lottomatica Spa New	486,700	17,678
Mediobanca Spa	1,112,700	19,701
Unicredito Italiano Spa	8,816,600	49,230
TOTAL ITALY		257,672

Japan – 21.0%
Advantest Corp.	66,800	4,836
Aiful Corp.	57,000	4,280
Aoyama Trading Co. Ltd.	1,147,400	34,580
Asahi Breweries Ltd.	1,787,800	22,403
Asics Corp.	1,551,000	13,378
Astellas Pharma, Inc.	871,500	31,321
Bank of Nagoya Ltd.	2,275,000	20,549

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Canon, Inc. sponsored ADR	813,400	$43,167
Credit Saison Co. Ltd.	1,388,500	63,129
Daihatsu Motor Co. Ltd.	2,322,000	22,160
Daiwa Securities Group, Inc.	7,352,000	60,422
E*TRADE Securities Co. Ltd. (d)	8,321	43,741
East Japan Railway Co	6,136	36,666
Hokuhoku Financial Group, Inc.	5,808,000	24,093
Honda Motor Co. Ltd.	263,400	14,650
JAFCO Co. Ltd.	281,600	16,973
JSR Corp.	1,591,600	37,698
Juroku Bank Ltd.	2,428,000	20,270
Kayaba Industry Co. Ltd.	2,575,000	10,191
Matsushita Electric Industrial Co. Ltd.	2,300,000	42,320
Millea Holdings, Inc.	1,050	19,104
Mitsubishi Estate Co. Ltd.	1,127,000	16,719
Mitsubishi UFJ Financial Group, Inc.	1,644	20,862
Mitsubishi UFJ Securities Co. Ltd.	1,632,000	18,670
Mitsui Fudosan Co. Ltd.	2,176,000	35,710
Mitsui Trust Holdings, Inc.	3,905,000	47,142
Mizuho Financial Group, Inc.	5,509	36,831
Murata Manufacturing Co. Ltd.	530,200	26,494
Nikko Cordial Corp.	7,370,000	89,356
Nikon Corp. (d)	1,893,000	24,328
Nippon Chemi-con Corp.	5,443,900	33,143
Nippon Electric Glass Co. Ltd.	2,006,800	38,495
Nippon Oil Corp.	1,643,000	13,987
Nishi-Nippon City Bank Ltd. (a)	5,706,000	33,306
Nitori Co. Ltd.	194,800	14,846
Nitto Denko Corp.	724,500	43,983
Nomura Holdings, Inc.	1,559,000	24,149
NTT Urban Development Co.	3,474	20,398
Obayashi Corp.	3,146,000	23,131
Okamura Corp.	1,684,000	12,440
OMC Card, Inc.	581,000	9,776
ORIX Corp.	279,100	52,378
Ricoh Co. Ltd.	1,955,000	31,135
Seven & I Holdings Co. Ltd. (a)	367,540	12,095
SFCG Co. Ltd.	130,010	31,402
SHIMIZU Corp.	6,208,000	42,096
Sompo Japan Insurance, Inc	1,979,000	29,821
Sumitomo Electric Industries Ltd.	3,745,000	49,362
Sumitomo Forestry Co. Ltd.	2,053,000	19,042

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Sumitomo Mitsui Financial Group, Inc.	10,771	$99,808
Sumitomo Osaka Cement Co. Ltd.	8,325,000	23,575
T&D Holdings, Inc.	433,650	27,377
Taiheiyo Cement Corp.	4,508,000	16,319
Takara Holdings, Inc.	569,000	3,375
Takefuji Corp.	170,700	11,989
Tokuyama Corp.	3,207,000	31,939
Tokyo Electron Ltd.	1,537,000	77,335
Tokyo Star Bank Ltd. (a)	706	2,482
Tokyo Tomin Bank Ltd.	631,400	23,239
Toyoda Machine Works Ltd.	1,433,000	17,300
Victor Co. of Japan Ltd. (d)	3,241,200	17,684
TOTAL JAPAN		1,789,450

Korea (South) – 1.8%
Hyundai Heavy Industries Co. Ltd.	238,250	15,495
Hyundai Mipo Dockyard Co. Ltd.	271,720	16,787
Kookmin Bank sponsored ADR	691,410	40,392
LG Electronics, Inc.	315,190	20,439
LG.Philips LCD Co. Ltd. sponsored ADR (a)	485,200	9,224
Samsung Electronics Co. Ltd.	33,771	17,856
Shinhan Financial Group Co. Ltd.	1,063,534	35,451
TOTAL KOREA (SOUTH)		155,644

Luxembourg – 1.6%
SES Global unit	3,316,753	51,886
Stolt-Nielsen SA	173,200	6,096
Stolt-Nielsen SA Class B sponsored ADR	2,137,400	76,669
TOTAL LUXEMBOURG		134,651

Mexico – 0.3%
Fomento Economico Mexicano SA de CV sponsored ADR	312,600	21,254
Industrias Penoles SA de CV	767,000	3,355
TOTAL MEXICO		24,609

Netherlands – 4.7%
ASM International NV (Nasdaq) (a)	1,358,600	18,042
ASML Holding NV (NY Shares) (a)	3,702,400	62,867
Axalto Holding NV (a)	663,700	18,068
Fugro NV (Certificaten Van Aandelen) unit	492,800	13,315
ING Groep NV sponsored ADR	2,281,700	65,850
Koninklijke Ahold NV (a)	2,957,000	20,640

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Netherlands – continued
Koninklijke Numico NV (a)	431,286	$17,464
Koninklijke Philips Electronics NV (NY Shares)	2,130,000	55,721
Koninklijke Wessanen NV	2,426,032	35,626
Reed Elsevier NV	223,900	3,017
Reed Elsevier NV sponsored ADR	1,466,400	39,607
Unilever NV (NY Shares)	218,600	15,370
VNU NV	1,196,553	38,054
TOTAL NETHERLANDS		403,641

Netherlands Antilles – 0.4%
Schlumberger Ltd. (NY Shares)	408,300	37,061
New Zealand – 0.0%
The Warehouse Group Ltd.	730,295	1,993
Norway – 0.8%
DnB NOR ASA	2,104,880	21,515
Fred Olsen Energy ASA (a)	874,500	24,127
Odfjell ASA:
(A Shares)	40,500	777
(B Shares)	1,065,750	18,511
TOTAL NORWAY		64,930

Portugal – 0.5%
Brisa Auto-Estradas de Portugal SA	3,785,680	29,951
Impresa SGPS (a)	2,186,400	12,187
TOTAL PORTUGAL		42,138

Russia – 0.5%
Novatek JSC:
GDR (a)	307,700	6,917
GDR (a)(e)	468,166	10,524
Sistema JSFC sponsored GDR (e)	976,800	21,880
TOTAL RUSSIA		39,321

Singapore – 0.3%
STATS ChipPAC Ltd. sponsored ADR (a)(d)	4,459,100	25,016
South Africa – 1.4%
Edgars Consolidated Stores Ltd.	4,306,000	19,124
FirstRand Ltd.	6,481,800	15,253
Massmart Holdings Ltd.	1,333,776	10,297
Standard Bank Group Ltd.	2,529,600	26,088

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

South Africa – continued
Steinhoff International Holdings Ltd.	13,403,402	$35,077
Sun International Ltd.	1,500,000	16,990
TOTAL SOUTH AFRICA		122,829

Spain – 1.3%
Antena 3 Television SA	1,498,088	29,128
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	408,000	7,193
Compania de Distribucion Integral Logista SA	105,220	5,576
Gestevision Telecinco SA	1,123,940	24,939
Telefonica SA sponsored ADR	970,880	46,554
TOTAL SPAIN		113,390

Sweden – 1.5%
Eniro AB (d)	3,214,100	35,122
Gambro AB (A Shares)	2,033,072	28,728
Securitas AB (B Shares)	1,150,600	17,487
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	1,511,400	49,589
TOTAL SWEDEN		130,926

Switzerland – 8.4%
ABB Ltd. (Reg.) (a)	8,141,450	62,269
Actelion Ltd. (Reg.) (a)	338,125	38,031
Alcon, Inc.	200,800	26,686
Clariant AG (Reg.)	438,315	5,848
Compagnie Financiere Richemont unit	1,137,738	43,289
Credit Suisse Group sponsored ADR	642,200	28,456
Nestle SA (Reg.)	339,614	101,161
Novartis AG sponsored ADR	3,360,132	180,842
Phonak Holding AG	265,982	11,090
Roche Holding AG (participation certificate)	977,215	145,997
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	20,496	15,104
Syngenta AG sponsored ADR	1,187,700	25,524
UBS AG (NY Shares)	369,147	31,625
TOTAL SWITZERLAND		715,922

Taiwan – 1.3%
Advanced Semiconductor Engineering, Inc.	51,971,692	31,677
Chi Mei Optoelectronics Corp.	24,332,623	24,440
Compal Electronics, Inc.	14,491,000	12,784

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Taiwan – continued
United Microelectronics Corp.	42,384,347	$22,486
United Microelectronics Corp. sponsored ADR (d)	6,283,700	18,348
TOTAL TAIWAN		109,735

Thailand – 0.1%
Thai Oil PCL (For. Reg.)	3,184,000	5,504
United Kingdom – 11.0%
3i Group PLC	1,679,905	22,544
Babcock International Group PLC	3,347,600	11,127
BAE Systems PLC	9,191,280	53,781
BP PLC sponsored ADR	2,781,400	184,689
Capita Group PLC	5,784,313	39,939
EMI Group PLC	4,486,500	16,998
Group 4 Securicor PLC:
(Denmark)	2,975,530	7,934
(United Kingdom)	5,355,100	14,269
HSBC Holdings PLC sponsored ADR	826,800	65,119
Informa PLC	1,128,700	7,479
Legal & General Group PLC	6,762,900	12,841
National Grid PLC	2,962,375	27,089
Prudential PLC	3,283,700	27,557
Rank Group PLC	4,140,427	21,698
Reckitt Benckiser PLC	155,538	4,701
Royal Dutch Shell PLC Class A sponsored ADR	1,047,200	64,968
Serco Group PLC	5,026,248	23,604
Smiths Group PLC	2,000,700	32,322
Tesco PLC	9,852,242	52,460
Unilever PLC sponsored ADR	1,392,200	56,523
Vodafone Group PLC sponsored ADR	6,479,800	170,160
Yell Group PLC	2,119,870	16,608
TOTAL UNITED KINGDOM		934,410

United States of America – 1.6%
Advanced Energy Industries, Inc. (a)	320,900	3,450
Halliburton Co.	464,500	27,452
News Corp. Class A	1,811,500	25,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

United States of America – continued
Synthes, Inc.	548,046	$58,029
Transocean, Inc. (a)	323,800	18,615
TOTAL UNITED STATES OF AMERICA		133,360

TOTAL COMMON STOCKS
(Cost $7,081,650)		8,238,548

Preferred Stocks — 1.2%

Convertible Preferred Stocks – 0.0%

Canada – 0.0%
MetroPhotonics, Inc. Series 2 (f)	8,500	0
Nonconvertible Preferred Stocks – 1.2%

Italy – 1.2%
Banca Intesa Spa (Risp)	6,478,900	28,061
Buzzi Unicem Spa (Risp)	641,893	6,400
Telecom Italia Spa (Risp)	26,037,100	62,955
Unicredito Italiano Spa (Risp)	1,329,088	7,939
TOTAL ITALY		105,355

TOTAL PREFERRED STOCKS
(Cost $111,653)		105,355

Money Market Funds — 2.8%

Fidelity Cash Central Fund, 3.92% (b)	165,258,587	165,259
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	76,889,140	76,889
TOTAL MONEY MARKET FUNDS
(Cost $242,148)		242,148

TOTAL INVESTMENT PORTFOLIO – 100.6%
(Cost $7,435,451)		8,586,051

NET OTHER ASSETS – (0.6)%		(52,292)
NET ASSETS – 100%		$8,533,759

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments - continued Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $32,404,000 or 0.4% of net assets.

(f) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $80,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ITF Optical Technologies, Inc. Series A	10/11/00	$90
MetroPhotonics, Inc. Series 2	9/29/00	$85
OZ Optics Ltd. unit	8/18/00	$80

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $76,752) (cost $7,435,451) — See
accompanying schedule		$8,586,051
Foreign currency held at value (cost $12,402)		12,376
Receivable for investments sold		107,221
Receivable for fund shares sold		29,024
Dividends receivable		8,970
Interest receivable		566
Other affiliated receivables		2
Other receivables		878
Total assets		8,745,088

Liabilities
Payable for investments purchased	$113,454
Payable for fund shares redeemed	9,739
Accrued management fee	5,015
Distribution fees payable	2,462
Other affiliated payables	1,635
Other payables and accrued expenses	2,135
Collateral on securities loaned, at value	76,889
Total liabilities		211,329

Net Assets		$8,533,759
Net Assets consist of:
Paid in capital		$6,909,645
Undistributed net investment income		60,354
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		414,935
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		1,148,825
Net Assets		$8,533,759

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities — continued
Amounts in thousands (except per-share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($2,791,730 ÷ 137,546 shares)	$20.30
Maximum offering price per share (100/94.25 of
$20.30)	$21.54
Class T:
Net Asset Value and redemption price per share
($2,419,981 ÷ 120,268 shares)	$20.12
Maximum offering price per share (100/96.50 of
$20.12)	$20.85
Class B:
Net Asset Value and offering price per share
($350,685 ÷ 17,888 shares)A	$19.60
Class C:
Net Asset Value and offering price per share
($758,303 ÷ 38,595 shares)A	$19.65
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($2,213,060 ÷ 107,617
shares)	$20.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Dividends		$153,468
Interest		5,494
Security lending		5,615
		164,577
Less foreign taxes withheld		(16,915)
Total income		147,662

Expenses
Management fee	$47,855
Transfer agent fees	14,379
Distribution fees	23,448
Accounting and security lending fees	1,818
Independent trustees’ compensation	29
Custodian fees and expenses	2,230
Registration fees	679
Audit	138
Legal	21
Miscellaneous	42
Total expenses before reductions	90,639
Expense reductions	(4,086)	86,553

Net investment income (loss)		61,109
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $2,850) .	439,484
Foreign currency transactions	(3,631)
Total net realized gain (loss)		435,853
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred for-
eign taxes of $607)	646,472
Assets and liabilities in foreign currencies	(592)
Total change in net unrealized appreciation
(depreciation)		645,880
Net gain (loss)		1,081,733
Net increase (decrease) in net assets resulting from
operations		$1,142,842

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$61,109	$11,332
Net realized gain (loss)	435,853	69,269
Change in net unrealized appreciation (depreciation) .	645,880	311,354
Net increase (decrease) in net assets resulting
from operations	1,142,842	391,955
Distributions to shareholders from net investment income .	(10,883)	(10,785)
Distributions to shareholders from net realized gain	(21,643)	—
Total distributions	(32,526)	(10,785)
Share transactions — net increase (decrease)	2,857,486	2,786,474
Redemption fees	289	95
Total increase (decrease) in net assets	3,968,091	3,167,739

Net Assets
Beginning of period	4,565,668	1,397,929
End of period (including undistributed net investment
income of $60,354 and undistributed net investment
income of $8,576, respectively)	$8,533,759	$4,565,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights — Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$16.97	$14.60	$11.12	$11.87	$14.54
Income from Investment
Operations
Net investment income (loss)C	19	.08	.09	.07	.10
Net realized and unrealized
gain (loss)	3.27	2.41	3.45	(.82)	(2.48)
Total from investment operations	3.46	2.49	3.54	(.75)	(2.38)
Distributions from net investment
income	(.05)	(.12)	(.06)	—	(.29)
Distributions from net realized
gain	(.08)	—	—	—	—
Total distributions	(.13)	(.12)	(.06)	—	(.29)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$20.30	$16.97	$14.60	$11.12	$11.87
Total ReturnA,B	20.50%	17.15%	31.99%	(6.32)%	(16.69)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.27%	1.31%	1.42%	1.46%	1.50%
Expenses net of voluntary
waivers, if any	1.27%	1.31%	1.42%	1.46%	1.50%
Expenses net of all reductions	1.20%	1.27%	1.39%	1.43%	1.46%
Net investment income (loss)	1.02%	.51%	.71%	.54%	.77%
Supplemental Data
Net assets, end of period
(in millions)	$2,792	$1,294	$241	$52	$38
Portfolio turnover rate	59%	72%	49%	53%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights — Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$16.82	$14.47	$11.01	$11.80	$14.46
Income from Investment
Operations
Net investment income (loss)C	15	.03	.05	.02	.06
Net realized and unrealized
gain (loss)	3.23	2.39	3.43	(.81)	(2.46)
Total from investment operations	3.38	2.42	3.48	(.79)	(2.40)
Distributions from net investment
income	—	(.07)	(.02)	—	(.26)
Distributions from net realized
gain	(.08)	—	—	—	—
Total distributions	(.08)	(.07)	(.02)	—	(.26)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$20.12	$16.82	$14.47	$11.01	$11.80
Total ReturnA,B	20.16%	16.78%	31.66%	(6.69)%	(16.90)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.51%	1.61%	1.75%	1.79%	1.81%
Expenses net of voluntary
waivers, if any	1.51%	1.61%	1.75%	1.79%	1.81%
Expenses net of all reductions	1.45%	1.57%	1.72%	1.76%	1.76%
Net investment income (loss)	77%	.21%	.38%	.21%	.47%
Supplemental Data
Net assets, end of period
(in millions)	$2,420	$1,510	$552	$204	$153
Portfolio turnover rate	59%	72%	49%	53%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights — Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$16.46	$14.19	$10.84	$11.68	$14.33
Income from Investment
Operations
Net investment income (loss)C	02	(.07)	(.02)	(.04)	(.01)
Net realized and unrealized
gain (loss)	3.16	2.35	3.37	(.80)	(2.44)
Total from investment operations	3.18	2.28	3.35	(.84)	(2.45)
Distributions from net investment
income	—	(.01)	—	—	(.20)
Distributions from net realized
gain	(.04)	—	—	—	—
Total distributions	(.04)	(.01)	—	—	(.20)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$19.60	$16.46	$14.19	$10.84	$11.68
Total ReturnA,B	19.35%	16.08%	30.90%	(7.19)%	(17.33)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.16%	2.24%	2.32%	2.32%	2.35%
Expenses net of voluntary
waivers, if any	2.16%	2.24%	2.32%	2.32%	2.35%
Expenses net of all reductions	2.10%	2.20%	2.29%	2.29%	2.30%
Net investment income (loss)	12%	(.42)%	(.19)%	(.32)%	(.07)%
Supplemental Data
Net assets, end of period
(in millions)	$351	$196	$89	$49	$42
Portfolio turnover rate	59%	72%	49%	53%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights — Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$16.48	$14.22	$10.86	$11.68	$14.34
Income from Investment
Operations
Net investment income (loss)C	04	(.05)	(.01)	(.03)	—E
Net realized and unrealized
gain (loss)	3.17	2.35	3.37	(.79)	(2.45)
Total from investment operations	3.21	2.30	3.36	(.82)	(2.45)
Distributions from net investment
income	—	(.04)	—	—	(.21)
Distributions from net realized
gain	(.04)	—	—	—	—
Total distributions	(.04)	(.04)	—	—	(.21)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$19.65	$16.48	$14.22	$10.86	$11.68
Total ReturnA,B	19.51%	16.21%	30.94%	(7.02)%	(17.33)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.05%	2.13%	2.23%	2.25%	2.28%
Expenses net of voluntary
waivers, if any	2.05%	2.13%	2.23%	2.25%	2.28%
Expenses net of all reductions	1.99%	2.09%	2.20%	2.22%	2.24%
Net investment income (loss)	23%	(.31)%	(.10)%	(.25)%	(.01)%
Supplemental Data
Net assets, end of period
(in millions)	$758	$381	$124	$54	$44
Portfolio turnover rate	59%	72%	49%	53%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights — Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$17.18	$14.74	$11.22	$11.94	$14.60
Income from Investment
Operations
Net investment income (loss)B	25	.13	.13	.11	.14
Net realized and unrealized
gain (loss)	3.30	2.44	3.48	(.83)	(2.48)
Total from investment operations	3.55	2.57	3.61	(.72)	(2.34)
Distributions from net investment
income	(.09)	(.13)	(.09)	—	(.32)
Distributions from net realized
gain	(.08)	—	—	—	—
Total distributions	(.17)	(.13)	(.09)	—	(.32)
Redemption fees added to paid in
capitalB	—D	—D	—	—	—
Net asset value, end of period	$20.56	$17.18	$14.74	$11.22	$11.94
Total ReturnA	20.81%	17.54%	32.41%	(6.03)%	(16.38)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	97%	1.03%	1.09%	1.11%	1.17%
Expenses net of voluntary
waivers, if any	97%	1.03%	1.09%	1.11%	1.17%
Expenses net of all reductions	91%	.98%	1.06%	1.07%	1.12%
Net investment income (loss)	1.32%	.80%	1.04%	.89%	1.11%
Supplemental Data
Net assets, end of period
(in millions)	$2,213	$1,185	$391	$88	$43
Portfolio turnover rate	59%	72%	49%	53%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

32

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

33 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$1,287,906
Unrealized depreciation	(186,136)
Net unrealized appreciation (depreciation)	1,101,770
Undistributed ordinary income	160,691
Undistributed long-term capital gain	315,179
Cost for federal income tax purposes	$7,484,281

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$20,958	$10,785
Long-term Capital Gains	11,568	—
Total	$32,526	$10,785

Annual Report

34

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $6,901,019 and $3,810,647, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

35 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$5,086	$34
Class T	25%	.25%	9,835	436
Class B	75%	.25%	2,812	2,109
Class C	75%	.25%	5,715	2,661

			$23,448	$5,240

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$1,377
Class T	223
Class B*	360
Class C*	19
$1,979

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

36

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$4,508.22
Class T	4,283.22
Class B	1,030.37
Class C	1,487.26
Institutional Class	3,071.17

	$14,379

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $8,277 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

37 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,080 for the period. In addition, through arrangements with each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
Expense Reduction
Class A	$6

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

38

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,			2005	2004
From net investment income
Class A	$		4,172	$2,739
Class T			—	3,117
Class B			—	70
Class C			—	442
Institutional Class			6,711	4,417
Total	$		10,883	$10,785
From net realized gain
Class A	$		6,675	$—
Class T			7,510	—
Class B			505	—
Class C			988	—
Institutional Class			5,965	—
Total	$		21,643	$—

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares			Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	83,477	75,525	$1,580,867	$1,219,587
Reinvestment of
distributions	432	132	7,686	2,005
Shares redeemed	(22,583)	(15,926)	(426,811)	(257,408)
Net increase (decrease) .	61,326	59,731	$1,161,742	$964,184
Class T
Shares sold	60,374	67,315	$1,132,534	$1,076,867
Reinvestment of
distributions	398	183	7,025	2,756
Shares redeemed	(30,276)	(15,917)	(565,431)	(255,724)
Net increase (decrease) .	30,496	51,581	$574,128	$823,899
Class B
Shares sold	7,850	6,650	$143,663	$104,459
Reinvestment of
distributions	25	4	427	59
Shares redeemed	(1,900)	(1,035)	(34,997)	(16,283)
Net increase (decrease) .	5,975	5,619	$109,093	$88,235

39 Annual Report

Notes to Financial Statements - continued
(Amounts in thousands except ratios)

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class C
Shares sold	19,454	16,221	$358,671	$254,211
Reinvestment of
distributions	40	22	699	327
Shares redeemed	(4,021)	(1,843)	(74,121)	(29,087)
Net increase (decrease) .	15,473	14,400	$285,249	$225,451
Institutional Class
Shares sold	64,375	56,867	$1,229,041	$924,747
Reinvestment of
distributions	418	120	7,508	1,832
Shares redeemed	(26,125)	(14,589)	(509,275)	(241,874)
Net increase (decrease) .	38,668	42,398	$727,274	$684,705

Annual Report

40

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Diversified International Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

41 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

Annual Report 42

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Diversified International
(2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR
(2005-present). Previously, Mr. Jonas served as President of Fidelity
Enterprise Operations and Risk Services (2004-2005), Chief Adminis-
trative Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

43 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust Comp-
any (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report 44

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Aca-
demy of Arts and Sciences, and the Board of Overseers of the School of
Engineering and Applied Science of the University of Pennsylvania. Pre-
viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq
(1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommu-
nications network surveillance, 2001-2004), and Teletech Holdings (cus-
tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

Annual Report 46

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

47 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infir-
mary, Historic Deerfield, John F. Kennedy Library, and the Museum of
Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Diversified International. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as
Head of Fidelity’s Fixed-Income Division (2000-2005), Vice President of
Fidelity’s Money Market Funds (2000-2005), Vice President of Fidelity’s
Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr.
Churchill joined Fidelity in 1993 as Vice President and Group Leader of
Taxable Fixed-Income Investments.

Penelope A. Dobkin (51)

Year of Election or Appointment: 2004
Vice President of Advisor Diversified International. Prior to assuming her current responsibilities, Ms. Dobkin managed a variety of Fidelity funds.
Ms. Dobkin also serves as Vice President of FMR and FMR Co., Inc.

Annual Report 48

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Diversified International. He also serves as Secre-
tary of other Fidelity funds; Vice President, General Counsel, and Secre-
tary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of
Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity
Management & Research (Far East) Inc. (2001-present), and Fidelity
Investments Money Management, Inc. (2001-present). Mr. Roiter is an
Adjunct Member, Faculty of Law, at Boston College Law School
(2003-present). Previously, Mr. Roiter served as Vice President and
Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Diversified International. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice
President and Secretary of FDC (2005-present), and is an employee of
FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Diversified International. Ms. Reynolds also serves as President, Trea-
surer, and AML officer of other Fidelity funds (2004) and is a Vice
President (2003) and an employee (2002) of FMR. Before joining
Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers
LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Diversified International. Mr. Murphy
also serves as Chief Financial Officer of other Fidelity funds
(2005-present). He also serves as Senior Vice President of Fidelity Pric-
ing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Diversified International. Mr. Rath-
geber also serves as Chief Compliance Officer of other Fidelity funds
(2004) and Executive Vice President of Risk Oversight for Fidelity Invest-
ments (2002). Previously, he served as Executive Vice President and
Chief Operating Officer for Fidelity Investments Institutional Services
Company, Inc. (1998-2002).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Diversified International. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of
Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder
Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Diversified International. Mr. Mehrmann
also serves as Deputy Treasurer of other Fidelity funds (2005-present)
and is an employee of FMR. Previously, Mr. Mehrmann served as Vice
President of Fidelity Investments Institutional Services Group (FIIS)/
Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC)
Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Diversified International. Ms. Monasterio
also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms.
Monasterio served as Treasurer (2000-2004) and Chief Financial Offi-
cer (2002-2004) of the Franklin Templeton Funds and Senior Vice Presi-
dent of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Diversified International. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments,
Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior
Manager (1999-2000). In addition, Mr. Robins served as Assistant
Chief Accountant, United States Securities and Exchange Commission
(2000-2002).

Annual Report 50

Name, Age; Principal Occupation

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Diversified International. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as
Vice President of FPCMS (2003-2005). Before joining Fidelity Invest-
ments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group
(2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1998
Assistant Treasurer of Advisor Diversified International. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Diversified International. Mr. Lydecker
also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Diversified International. Mr. Osterheld
also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Diversified International. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as
Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Diversified International. Mr. Schiavone
also serves as Assistant Treasurer of other Fidelity funds (2005-present)
and is an employee of FMR (2005-present). Before joining Fidelity In-
vestments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting
(1996-2003).

51 Annual Report

Distributions

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/12/05	12/09/05	$.144	$.950
Class T	12/12/05	12/09/05	$.137	$.950
Class B	12/12/05	12/09/05	$.079	$.950
Class C	12/12/05	12/09/05	$.082	$.950

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $315,626,993, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $11,119,861, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Class A, Class T, Class B and Class C designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/13/04	$.106	$.016
Class T	12/13/04	$.056	$.016
Class B	12/13/04	—	—
Class C	12/13/04	—	—

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

52

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified International Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

Annual Report

54

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time, although the fund’s one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

Annual Report

56

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s

Annual Report

58

engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

60

61 Annual Report

Annual Report

62

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

Fidelity® Advisor

Diversified International

Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	22	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent	40
Registered Public
Accounting Firm
Trustees and Officers	41
Distributions	51
Board Approval of	52
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	20.81%	8.12%	12.09%
A From December 17, 1998.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund — Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSMEurope, Australia, Far East (MSCI® EAFE®) Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Penelope Dobkin, Portfolio Manager of Fidelity® Advisor Diversified International Fund

Foreign stock markets enjoyed broad-based advances during the 12 months ending Octo-ber 31, 2005, encouraged by better-than-expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index — a performance measure of developed stock markets outside the United States and Canada — gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered by the strength of the dollar versus many major currencies.

During the past year, the fund’s Institutional Class shares were up 20.81%, outpacing the MSCI EAFE index and the LipperSM International Funds Average, which rose 17.75% . Favorable stock selection in banks and diversified financials contributed the most to the fund’s return relative to the index, with holdings in Japanese and emerging-markets banks among the best performers. Stocks in such key markets as Germany, which enjoyed a resurgence in real estate values and in corporate restructuring after 15 years of economic stagnation, also provided a boost to returns, as did Canadian energy stocks, which benefited from healthy production growth. Canadian energy company EnCana was the top contributor versus the index, joined by the strong performance of Brazilian bank Unibanco and State Bank of India. Favorable currency movements in emerging markets such as India and Brazil enhanced our returns in the latter two stocks. By contrast, Brazilian paper company Votorantim Celulose lagged due to a lack of pricing power amid rising energy costs, while demand hurt Japanese consumer electronics companies Ricoh and Victor Company. An underweighting in the materials sector also hurt relative performance, as several of the period’s top gainers from this group were absent from the portfolio.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,114.20	$6.77
HypotheticalA	$1,000.00	$1,018.80	$6.46
Class T
Actual	$1,000.00	$1,112.20	$7.99
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class B
Actual	$1,000.00	$1,108.60	$11.43
HypotheticalA	$1,000.00	$1,014.37	$10.92

Annual Report 8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,109.50	$10.90
HypotheticalA	$1,000.00	$1,014.87	$10.41
Institutional Class
Actual	$1,000.00	$1,115.60	$5.12
HypotheticalA	$1,000.00	$1,020.37	$4.89

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.27%
Class T	1.50%
Class B	2.15%
Class C	2.05%
Institutional Class	96%

9 Annual Report

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.5	2.5
BP PLC sponsored ADR (United Kingdom, Oil,
Gas & Consumable Fuels)	2.2	2.1
Novartis AG sponsored ADR (Switzerland,
Pharmaceuticals)	2.1	1.6
Vodafone Group PLC sponsored ADR (United
Kingdom, Wireless Telecommunication
Services)	2.0	2.3
Allianz AG sponsored ADR (Germany,
Insurance)	1.8	1.5
	10.6
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	28.1	22.9
Industrials	12.9	11.7
Consumer Discretionary	12.5	12.8
Energy	10.2	8.4
Information Technology	9.0	10.6
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Japan	21.0	16.4
France	11.6	12.2
Germany	11.0	9.4
United Kingdom	11.0	11.7
Switzerland	8.4	9.4

Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 96.6%
	Shares	Value (Note 1)
		(000s)

Australia – 0.7%
CSL Ltd.	1,142,744	$32,043
Macquarie Bank Ltd.	658,352	31,836
TOTAL AUSTRALIA		63,879

Belgium – 0.2%
KBC Groupe SA	182,138	14,847
Bermuda – 0.0%
Clear Media Ltd. (a)	907,100	761
Brazil – 1.8%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.) (d)	457,500	23,740
Banco Nossa Caixa SA	222,200	3,681
Uniao de Bancos Brasileiros SA (Unibanco) GDR	1,443,832	75,512
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	1,162,900	23,446
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	2,216,200	26,528
TOTAL BRAZIL		152,907

Canada – 2.8%
ACE Aviation Holdings, Inc. Class A (a)	586,200	15,387
Canadian Natural Resources Ltd.	699,100	28,586
Canadian Western Bank, Edmonton	685,300	20,426
EnCana Corp.	1,465,248	66,997
ITF Optical Technologies, Inc. Series A (f)	1,792	0
Jean Coutu Group, Inc.:
Class A (e)	100	1
Class A (sub. vtg.)	1,050,940	12,805
NOVA Chemicals Corp.	489,000	17,419
OZ Optics Ltd. unit (a)(f)	5,400	80
Precision Drilling Corp. (a)	841,200	38,677
Talisman Energy, Inc.	910,600	40,333
TOTAL CANADA		240,711

Cayman Islands – 0.5%
Apex Silver Mines Ltd. (a)(d)	434,100	6,650
Foxconn International Holdings Ltd.	28,542,000	30,559
The9 Computer Technology Consulting Co. Ltd. sponsored
ADR (d)	245,900	4,633
TOTAL CAYMAN ISLANDS		41,842

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

China – 0.2%
China Construction Bank Corp. (H Shares)	54,234,000	$16,441
Global Bio-Chem Technology Group Co. Ltd.	11,470,000	4,550
TOTAL CHINA		20,991

Denmark – 1.1%
Danske Bank AS	1,207,875	37,881
GN Store Nordic AS	1,023,800	12,333
Novo Nordisk AS Series B	366,993	18,804
Vestas Wind Systems AS (a)	1,196,000	25,886
TOTAL DENMARK		94,904

Finland – 2.1%
Fortum Oyj	1,857,400	32,886
Metso Corp.	1,241,700	32,300
Neste Oil Oyj	874,600	27,102
Nokia Corp. sponsored ADR	5,135,700	86,382
TOTAL FINLAND		178,670

France – 11.6%
Accor SA	778,600	38,883
AXA SA	177,200	5,132
AXA SA sponsored ADR	3,083,300	89,292
Bacou Dalloz	76,915	6,915
BNP Paribas SA	1,001,746	75,953
CNP Assurances	439,993	30,618
Eiffage SA	268,005	23,132
Financiere Marc de Lacharriere SA (Fimalac)	431,479	23,431
France Telecom SA sponsored ADR	2,075,200	53,934
L’Air Liquide SA	206,700	37,588
Lagardere S.C.A. (Reg.)	805,682	55,389
Neopost SA	274,629	26,502
Nexity	695,066	31,737
NRJ Group	1,202,020	26,772
Orpea (a)	187,100	10,093
Pernod Ricard SA	105,003	18,365
Pinault Printemps-Redoute SA	46,262	4,861
Sanofi-Aventis sponsored ADR	1,504,900	60,377
Societe des Autoroutes du Nord et de l’Est de la France	464,600	27,708
Total SA:
Series B	109,670	27,641
sponsored ADR	1,440,600	181,544

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

France – continued
Vinci SA	431,106	$33,695
Vivendi Universal SA sponsored ADR	3,266,600	102,637
TOTAL FRANCE		992,199

Germany – 11.0%
Aareal Bank AG (a)	319,896	9,771
Allianz AG sponsored ADR	10,848,370	153,396
Axel Springer Verlag	12,220	1,562
Bayer AG	970,100	33,759
Bayer AG sponsored ADR	1,060,600	36,909
Bilfinger & Berger Bau AG	623,800	26,995
DaimlerChrysler AG	1,102,200	55,165
Deutsche Post AG	771,500	17,202
Deutsche Telekom AG sponsored ADR	5,531,200	97,902
E.ON AG sponsored ADR	2,222,800	67,151
Epcos AG (a)	679,800	8,206
GFK AG	378,067	12,531
Heidelberger Druckmaschinen AG	1,253,500	39,820
Hochtief AG	1,283,200	51,854
Hypo Real Estate Holding AG	1,175,040	56,822
Interhyp AG	47,943	2,874
IWKA AG	967,900	21,465
K&S AG	300,432	19,711
MAN AG	474,143	22,013
Merck KGaA	105,500	8,726
Metro AG	676,300	30,759
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	436,000	51,220
Q-Cells AG	11,950	656
RWE AG	409,661	26,165
SAP AG sponsored ADR	852,000	36,585
SGL Carbon AG (a)	421,900	6,175
SolarWorld AG	289,406	39,105
TOTAL GERMANY		934,499

Greece – 0.3%
Greek Organization of Football Prognostics SA	946,360	27,318
Hong Kong – 0.9%
ASM Pacific Technology Ltd.	618,500	2,860
Cheung Kong Holdings Ltd.	1,471,000	15,304

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Hong Kong – continued
Hutchison Whampoa Ltd.	2,255,000	$21,351
Wharf Holdings Ltd.	10,710,000	36,542
TOTAL HONG KONG		76,057

India – 0.3%
Housing Development Finance Corp. Ltd.	382,125	8,206
Infrastructure Development Finance Co. Ltd.	1,266,464	1,825
State Bank of India	329,089	6,824
Suzlon Energy Ltd. (a)	630,349	9,994
TOTAL INDIA		26,849

Ireland – 0.6%
Allied Irish Banks PLC	1,559,698	32,800
C&C Group PLC	2,382,700	14,710
TOTAL IRELAND		47,510

Israel – 1.0%
Bank Hapoalim BM (Reg.)	8,613,900	32,992
Bank Leumi le-Israel BM	8,532,400	27,846
Teva Pharmaceutical Industries Ltd. sponsored ADR	565,700	21,564
TOTAL ISRAEL		82,402

Italy – 3.0%
Autostrade Spa	290,316	6,636
Banca Intesa Spa	10,887,854	50,811
Banche Popolari Unite S.c.a.r.l.	1,435,200	30,383
Banco Popolare di Verona e Novara	1,355,466	25,023
Davide Campari-Milano Spa	1,823,000	12,360
ENI Spa sponsored ADR	342,800	45,850
Lottomatica Spa New	486,700	17,678
Mediobanca Spa	1,112,700	19,701
Unicredito Italiano Spa	8,816,600	49,230
TOTAL ITALY		257,672

Japan – 21.0%
Advantest Corp.	66,800	4,836
Aiful Corp.	57,000	4,280
Aoyama Trading Co. Ltd.	1,147,400	34,580
Asahi Breweries Ltd.	1,787,800	22,403
Asics Corp.	1,551,000	13,378
Astellas Pharma, Inc.	871,500	31,321
Bank of Nagoya Ltd.	2,275,000	20,549

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Canon, Inc. sponsored ADR	813,400	$43,167
Credit Saison Co. Ltd.	1,388,500	63,129
Daihatsu Motor Co. Ltd.	2,322,000	22,160
Daiwa Securities Group, Inc.	7,352,000	60,422
E*TRADE Securities Co. Ltd. (d)	8,321	43,741
East Japan Railway Co	6,136	36,666
Hokuhoku Financial Group, Inc.	5,808,000	24,093
Honda Motor Co. Ltd.	263,400	14,650
JAFCO Co. Ltd.	281,600	16,973
JSR Corp.	1,591,600	37,698
Juroku Bank Ltd.	2,428,000	20,270
Kayaba Industry Co. Ltd.	2,575,000	10,191
Matsushita Electric Industrial Co. Ltd.	2,300,000	42,320
Millea Holdings, Inc.	1,050	19,104
Mitsubishi Estate Co. Ltd.	1,127,000	16,719
Mitsubishi UFJ Financial Group, Inc.	1,644	20,862
Mitsubishi UFJ Securities Co. Ltd.	1,632,000	18,670
Mitsui Fudosan Co. Ltd.	2,176,000	35,710
Mitsui Trust Holdings, Inc.	3,905,000	47,142
Mizuho Financial Group, Inc.	5,509	36,831
Murata Manufacturing Co. Ltd.	530,200	26,494
Nikko Cordial Corp.	7,370,000	89,356
Nikon Corp. (d)	1,893,000	24,328
Nippon Chemi-con Corp.	5,443,900	33,143
Nippon Electric Glass Co. Ltd.	2,006,800	38,495
Nippon Oil Corp.	1,643,000	13,987
Nishi-Nippon City Bank Ltd. (a)	5,706,000	33,306
Nitori Co. Ltd.	194,800	14,846
Nitto Denko Corp.	724,500	43,983
Nomura Holdings, Inc.	1,559,000	24,149
NTT Urban Development Co.	3,474	20,398
Obayashi Corp.	3,146,000	23,131
Okamura Corp.	1,684,000	12,440
OMC Card, Inc.	581,000	9,776
ORIX Corp.	279,100	52,378
Ricoh Co. Ltd.	1,955,000	31,135
Seven & I Holdings Co. Ltd. (a)	367,540	12,095
SFCG Co. Ltd.	130,010	31,402
SHIMIZU Corp.	6,208,000	42,096
Sompo Japan Insurance, Inc	1,979,000	29,821
Sumitomo Electric Industries Ltd.	3,745,000	49,362
Sumitomo Forestry Co. Ltd.	2,053,000	19,042
See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Sumitomo Mitsui Financial Group, Inc.	10,771	$99,808
Sumitomo Osaka Cement Co. Ltd.	8,325,000	23,575
T&D Holdings, Inc.	433,650	27,377
Taiheiyo Cement Corp.	4,508,000	16,319
Takara Holdings, Inc.	569,000	3,375
Takefuji Corp.	170,700	11,989
Tokuyama Corp.	3,207,000	31,939
Tokyo Electron Ltd.	1,537,000	77,335
Tokyo Star Bank Ltd. (a)	706	2,482
Tokyo Tomin Bank Ltd.	631,400	23,239
Toyoda Machine Works Ltd.	1,433,000	17,300
Victor Co. of Japan Ltd. (d)	3,241,200	17,684
TOTAL JAPAN		1,789,450

Korea (South) – 1.8%
Hyundai Heavy Industries Co. Ltd.	238,250	15,495
Hyundai Mipo Dockyard Co. Ltd.	271,720	16,787
Kookmin Bank sponsored ADR	691,410	40,392
LG Electronics, Inc.	315,190	20,439
LG.Philips LCD Co. Ltd. sponsored ADR (a)	485,200	9,224
Samsung Electronics Co. Ltd.	33,771	17,856
Shinhan Financial Group Co. Ltd.	1,063,534	35,451
TOTAL KOREA (SOUTH)		155,644

Luxembourg – 1.6%
SES Global unit	3,316,753	51,886
Stolt-Nielsen SA	173,200	6,096
Stolt-Nielsen SA Class B sponsored ADR	2,137,400	76,669
TOTAL LUXEMBOURG		134,651

Mexico – 0.3%
Fomento Economico Mexicano SA de CV sponsored ADR	312,600	21,254
Industrias Penoles SA de CV	767,000	3,355
TOTAL MEXICO		24,609

Netherlands – 4.7%
ASM International NV (Nasdaq) (a)	1,358,600	18,042
ASML Holding NV (NY Shares) (a)	3,702,400	62,867
Axalto Holding NV (a)	663,700	18,068
Fugro NV (Certificaten Van Aandelen) unit	492,800	13,315
ING Groep NV sponsored ADR	2,281,700	65,850
Koninklijke Ahold NV (a)	2,957,000	20,640

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Netherlands – continued
Koninklijke Numico NV (a)	431,286	$17,464
Koninklijke Philips Electronics NV (NY Shares)	2,130,000	55,721
Koninklijke Wessanen NV	2,426,032	35,626
Reed Elsevier NV	223,900	3,017
Reed Elsevier NV sponsored ADR	1,466,400	39,607
Unilever NV (NY Shares)	218,600	15,370
VNU NV	1,196,553	38,054
TOTAL NETHERLANDS		403,641

Netherlands Antilles – 0.4%
Schlumberger Ltd. (NY Shares)	408,300	37,061
New Zealand – 0.0%
The Warehouse Group Ltd.	730,295	1,993
Norway – 0.8%
DnB NOR ASA	2,104,880	21,515
Fred Olsen Energy ASA (a)	874,500	24,127
Odfjell ASA:
(A Shares)	40,500	777
(B Shares)	1,065,750	18,511
TOTAL NORWAY		64,930

Portugal – 0.5%
Brisa Auto-Estradas de Portugal SA	3,785,680	29,951
Impresa SGPS (a)	2,186,400	12,187
TOTAL PORTUGAL		42,138

Russia – 0.5%
Novatek JSC:
GDR (a)	307,700	6,917
GDR (a)(e)	468,166	10,524
Sistema JSFC sponsored GDR (e)	976,800	21,880
TOTAL RUSSIA		39,321

Singapore – 0.3%
STATS ChipPAC Ltd. sponsored ADR (a)(d)	4,459,100	25,016
South Africa – 1.4%
Edgars Consolidated Stores Ltd.	4,306,000	19,124
FirstRand Ltd.	6,481,800	15,253
Massmart Holdings Ltd.	1,333,776	10,297
Standard Bank Group Ltd.	2,529,600	26,088

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

South Africa – continued
Steinhoff International Holdings Ltd.	13,403,402	$35,077
Sun International Ltd.	1,500,000	16,990
TOTAL SOUTH AFRICA		122,829

Spain – 1.3%
Antena 3 Television SA	1,498,088	29,128
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	408,000	7,193
Compania de Distribucion Integral Logista SA	105,220	5,576
Gestevision Telecinco SA	1,123,940	24,939
Telefonica SA sponsored ADR	970,880	46,554
TOTAL SPAIN		113,390

Sweden – 1.5%
Eniro AB (d)	3,214,100	35,122
Gambro AB (A Shares)	2,033,072	28,728
Securitas AB (B Shares)	1,150,600	17,487
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	1,511,400	49,589
TOTAL SWEDEN		130,926

Switzerland – 8.4%
ABB Ltd. (Reg.) (a)	8,141,450	62,269
Actelion Ltd. (Reg.) (a)	338,125	38,031
Alcon, Inc.	200,800	26,686
Clariant AG (Reg.)	438,315	5,848
Compagnie Financiere Richemont unit	1,137,738	43,289
Credit Suisse Group sponsored ADR	642,200	28,456
Nestle SA (Reg.)	339,614	101,161
Novartis AG sponsored ADR	3,360,132	180,842
Phonak Holding AG	265,982	11,090
Roche Holding AG (participation certificate)	977,215	145,997
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	20,496	15,104
Syngenta AG sponsored ADR	1,187,700	25,524
UBS AG (NY Shares)	369,147	31,625
TOTAL SWITZERLAND		715,922

Taiwan – 1.3%
Advanced Semiconductor Engineering, Inc.	51,971,692	31,677
Chi Mei Optoelectronics Corp.	24,332,623	24,440
Compal Electronics, Inc.	14,491,000	12,784

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Taiwan – continued
United Microelectronics Corp.	42,384,347	$22,486
United Microelectronics Corp. sponsored ADR (d)	6,283,700	18,348
TOTAL TAIWAN		109,735

Thailand – 0.1%
Thai Oil PCL (For. Reg.)	3,184,000	5,504
United Kingdom – 11.0%
3i Group PLC	1,679,905	22,544
Babcock International Group PLC	3,347,600	11,127
BAE Systems PLC	9,191,280	53,781
BP PLC sponsored ADR	2,781,400	184,689
Capita Group PLC	5,784,313	39,939
EMI Group PLC	4,486,500	16,998
Group 4 Securicor PLC:
(Denmark)	2,975,530	7,934
(United Kingdom)	5,355,100	14,269
HSBC Holdings PLC sponsored ADR	826,800	65,119
Informa PLC	1,128,700	7,479
Legal & General Group PLC	6,762,900	12,841
National Grid PLC	2,962,375	27,089
Prudential PLC	3,283,700	27,557
Rank Group PLC	4,140,427	21,698
Reckitt Benckiser PLC	155,538	4,701
Royal Dutch Shell PLC Class A sponsored ADR	1,047,200	64,968
Serco Group PLC	5,026,248	23,604
Smiths Group PLC	2,000,700	32,322
Tesco PLC	9,852,242	52,460
Unilever PLC sponsored ADR	1,392,200	56,523
Vodafone Group PLC sponsored ADR	6,479,800	170,160
Yell Group PLC	2,119,870	16,608
TOTAL UNITED KINGDOM		934,410

United States of America – 1.6%
Advanced Energy Industries, Inc. (a)	320,900	3,450
Halliburton Co.	464,500	27,452
News Corp. Class A	1,811,500	25,814

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

United States of America – continued
Synthes, Inc.	548,046	$58,029
Transocean, Inc. (a)	323,800	18,615
TOTAL UNITED STATES OF AMERICA		133,360

TOTAL COMMON STOCKS
(Cost $7,081,650)		8,238,548

Preferred Stocks — 1.2%

Convertible Preferred Stocks – 0.0%

Canada – 0.0%
MetroPhotonics, Inc. Series 2 (f)	8,500	0
Nonconvertible Preferred Stocks – 1.2%

Italy – 1.2%
Banca Intesa Spa (Risp)	6,478,900	28,061
Buzzi Unicem Spa (Risp)	641,893	6,400
Telecom Italia Spa (Risp)	26,037,100	62,955
Unicredito Italiano Spa (Risp)	1,329,088	7,939
TOTAL ITALY		105,355

TOTAL PREFERRED STOCKS
(Cost $111,653)		105,355

Money Market Funds — 2.8%

Fidelity Cash Central Fund, 3.92% (b)	165,258,587	165,259
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	76,889,140	76,889
TOTAL MONEY MARKET FUNDS
(Cost $242,148)		242,148

TOTAL INVESTMENT PORTFOLIO – 100.6%
(Cost $7,435,451)		8,586,051

NET OTHER ASSETS – (0.6)%		(52,292)
NET ASSETS – 100%		$8,533,759

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $32,404,000 or 0.4% of net assets.

(f) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $80,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ITF Optical Technologies, Inc. Series A	10/11/00	$90
MetroPhotonics, Inc. Series 2	9/29/00	$85
OZ Optics Ltd. unit	8/18/00	$80

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $76,752) (cost $7,435,451) — See
accompanying schedule		$8,586,051
Foreign currency held at value (cost $12,402)		12,376
Receivable for investments sold		107,221
Receivable for fund shares sold		29,024
Dividends receivable		8,970
Interest receivable		566
Other affiliated receivables		2
Other receivables		878
Total assets		8,745,088

Liabilities
Payable for investments purchased	$113,454
Payable for fund shares redeemed	9,739
Accrued management fee	5,015
Distribution fees payable	2,462
Other affiliated payables	1,635
Other payables and accrued expenses	2,135
Collateral on securities loaned, at value	76,889
Total liabilities		211,329

Net Assets		$8,533,759
Net Assets consist of:
Paid in capital		$6,909,645
Undistributed net investment income		60,354
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		414,935
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		1,148,825
Net Assets		$8,533,759

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Assets and Liabilities — continued
Amounts in thousands (except per-share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($2,791,730 ÷ 137,546 shares)	$20.30
Maximum offering price per share (100/94.25 of
$20.30)	$21.54
Class T:
Net Asset Value and redemption price per share
($2,419,981 ÷ 120,268 shares)	$20.12
Maximum offering price per share (100/96.50 of
$20.12)	$20.85
Class B:
Net Asset Value and offering price per share
($350,685 ÷ 17,888 shares)A	$19.60
Class C:
Net Asset Value and offering price per share
($758,303 ÷ 38,595 shares)A	$19.65
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($2,213,060 ÷ 107,617
shares)	$20.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements - continued

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Dividends		$153,468
Interest		5,494
Security lending		5,615
		164,577
Less foreign taxes withheld		(16,915)
Total income		147,662

Expenses
Management fee	$47,855
Transfer agent fees	14,379
Distribution fees	23,448
Accounting and security lending fees	1,818
Independent trustees’ compensation	29
Custodian fees and expenses	2,230
Registration fees	679
Audit	138
Legal	21
Miscellaneous	42
Total expenses before reductions	90,639
Expense reductions	(4,086)	86,553

Net investment income (loss)		61,109
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $2,850) .	439,484
Foreign currency transactions	(3,631)
Total net realized gain (loss)		435,853
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred for-
eign taxes of $607)	646,472
Assets and liabilities in foreign currencies	(592)
Total change in net unrealized appreciation
(depreciation)		645,880
Net gain (loss)		1,081,733
Net increase (decrease) in net assets resulting from
operations		$1,142,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$61,109	$11,332
Net realized gain (loss)	435,853	69,269
Change in net unrealized appreciation (depreciation) .	645,880	311,354
Net increase (decrease) in net assets resulting
from operations	1,142,842	391,955
Distributions to shareholders from net investment income .	(10,883)	(10,785)
Distributions to shareholders from net realized gain	(21,643)	—
Total distributions	(32,526)	(10,785)
Share transactions — net increase (decrease)	2,857,486	2,786,474
Redemption fees	289	95
Total increase (decrease) in net assets	3,968,091	3,167,739

Net Assets
Beginning of period	4,565,668	1,397,929
End of period (including undistributed net investment
income of $60,354 and undistributed net investment
income of $8,576, respectively)	$8,533,759	$4,565,668

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights — Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$16.97	$14.60	$11.12	$11.87	$14.54
Income from Investment
Operations
Net investment income (loss)C	19	.08	.09	.07	.10
Net realized and unrealized
gain (loss)	3.27	2.41	3.45	(.82)	(2.48)
Total from investment operations	3.46	2.49	3.54	(.75)	(2.38)
Distributions from net investment
income	(.05)	(.12)	(.06)	—	(.29)
Distributions from net realized
gain	(.08)	—	—	—	—
Total distributions	(.13)	(.12)	(.06)	—	(.29)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$20.30	$16.97	$14.60	$11.12	$11.87
Total ReturnA,B	20.50%	17.15%	31.99%	(6.32)%	(16.69)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.27%	1.31%	1.42%	1.46%	1.50%
Expenses net of voluntary
waivers, if any	1.27%	1.31%	1.42%	1.46%	1.50%
Expenses net of all reductions	1.20%	1.27%	1.39%	1.43%	1.46%
Net investment income (loss)	1.02%	.51%	.71%	.54%	.77%
Supplemental Data
Net assets, end of period
(in millions)	$2,792	$1,294	$241	$52	$38
Portfolio turnover rate	59%	72%	49%	53%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights — Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$16.82	$14.47	$11.01	$11.80	$14.46
Income from Investment
Operations
Net investment income (loss)C	15	.03	.05	.02	.06
Net realized and unrealized
gain (loss)	3.23	2.39	3.43	(.81)	(2.46)
Total from investment operations	3.38	2.42	3.48	(.79)	(2.40)
Distributions from net investment
income	—	(.07)	(.02)	—	(.26)
Distributions from net realized
gain	(.08)	—	—	—	—
Total distributions	(.08)	(.07)	(.02)	—	(.26)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$20.12	$16.82	$14.47	$11.01	$11.80
Total ReturnA,B	20.16%	16.78%	31.66%	(6.69)%	(16.90)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.51%	1.61%	1.75%	1.79%	1.81%
Expenses net of voluntary
waivers, if any	1.51%	1.61%	1.75%	1.79%	1.81%
Expenses net of all reductions	1.45%	1.57%	1.72%	1.76%	1.76%
Net investment income (loss)	77%	.21%	.38%	.21%	.47%
Supplemental Data
Net assets, end of period
(in millions)	$2,420	$1,510	$552	$204	$153
Portfolio turnover rate	59%	72%	49%	53%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights — Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$16.46	$14.19	$10.84	$11.68	$14.33
Income from Investment
Operations
Net investment income (loss)C	02	(.07)	(.02)	(.04)	(.01)
Net realized and unrealized
gain (loss)	3.16	2.35	3.37	(.80)	(2.44)
Total from investment operations	3.18	2.28	3.35	(.84)	(2.45)
Distributions from net investment
income	—	(.01)	—	—	(.20)
Distributions from net realized
gain	(.04)	—	—	—	—
Total distributions	(.04)	(.01)	—	—	(.20)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$19.60	$16.46	$14.19	$10.84	$11.68
Total ReturnA,B	19.35%	16.08%	30.90%	(7.19)%	(17.33)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.16%	2.24%	2.32%	2.32%	2.35%
Expenses net of voluntary
waivers, if any	2.16%	2.24%	2.32%	2.32%	2.35%
Expenses net of all reductions	2.10%	2.20%	2.29%	2.29%	2.30%
Net investment income (loss)	12%	(.42)%	(.19)%	(.32)%	(.07)%
Supplemental Data
Net assets, end of period
(in millions)	$351	$196	$89	$49	$42
Portfolio turnover rate	59%	72%	49%	53%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights — Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$16.48	$14.22	$10.86	$11.68	$14.34
Income from Investment
Operations
Net investment income (loss)C	04	(.05)	(.01)	(.03)	—E
Net realized and unrealized
gain (loss)	3.17	2.35	3.37	(.79)	(2.45)
Total from investment operations	3.21	2.30	3.36	(.82)	(2.45)
Distributions from net investment
income	—	(.04)	—	—	(.21)
Distributions from net realized
gain	(.04)	—	—	—	—
Total distributions	(.04)	(.04)	—	—	(.21)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$19.65	$16.48	$14.22	$10.86	$11.68
Total ReturnA,B	19.51%	16.21%	30.94%	(7.02)%	(17.33)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.05%	2.13%	2.23%	2.25%	2.28%
Expenses net of voluntary
waivers, if any	2.05%	2.13%	2.23%	2.25%	2.28%
Expenses net of all reductions	1.99%	2.09%	2.20%	2.22%	2.24%
Net investment income (loss)	23%	(.31)%	(.10)%	(.25)%	(.01)%
Supplemental Data
Net assets, end of period
(in millions)	$758	$381	$124	$54	$44
Portfolio turnover rate	59%	72%	49%	53%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights — Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$17.18	$14.74	$11.22	$11.94	$14.60
Income from Investment
Operations
Net investment income (loss)B	25	.13	.13	.11	.14
Net realized and unrealized
gain (loss)	3.30	2.44	3.48	(.83)	(2.48)
Total from investment operations	3.55	2.57	3.61	(.72)	(2.34)
Distributions from net investment
income	(.09)	(.13)	(.09)	—	(.32)
Distributions from net realized
gain	(.08)	—	—	—	—
Total distributions	(.17)	(.13)	(.09)	—	(.32)
Redemption fees added to paid in
capitalB	—D	—D	—	—	—
Net asset value, end of period	$20.56	$17.18	$14.74	$11.22	$11.94
Total ReturnA	20.81%	17.54%	32.41%	(6.03)%	(16.38)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	97%	1.03%	1.09%	1.11%	1.17%
Expenses net of voluntary
waivers, if any	97%	1.03%	1.09%	1.11%	1.17%
Expenses net of all reductions	91%	.98%	1.06%	1.07%	1.12%
Net investment income (loss)	1.32%	.80%	1.04%	.89%	1.11%
Supplemental Data
Net assets, end of period
(in millions)	$2,213	$1,185	$391	$88	$43
Portfolio turnover rate	59%	72%	49%	53%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

31 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

32

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$1,287,906
Unrealized depreciation	(186,136)
Net unrealized appreciation (depreciation)	1,101,770
Undistributed ordinary income	160,691
Undistributed long-term capital gain	315,179
Cost for federal income tax purposes	$7,484,281

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$20,958	$10,785
Long-term Capital Gains	11,568	—
Total	$32,526	$10,785

33 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $6,901,019 and $3,810,647, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

Annual Report

34

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$5,086	$34
Class T	25%	.25%	9,835	436
Class B	75%	.25%	2,812	2,109
Class C	75%	.25%	5,715	2,661

			$23,448	$5,240

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$1,377
Class T	223
Class B*	360
Class C*	19
$1,979

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

35 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$4,508.22
Class T	4,283.22
Class B	1,030.37
Class C	1,487.26
Institutional Class	3,071.17

	$14,379

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $8,277 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

36

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,080 for the period. In addition, through arrangements with each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
Expense Reduction
Class A	$6

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

37 Annual Report

Notes to Financial Statements - continued
(Amounts in thousands except ratios)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,		2005		2004
From net investment income
Class A	$		4,172 $	2,739
Class T			—	3,117
Class B			—	70
Class C			—	442
Institutional Class			6,711	4,417
Total	$		10,883 $	10,785
From net realized gain
Class A	$		6,675 $	—
Class T			7,510	—
Class B			505	—
Class C			988	—
Institutional Class			5,965	—
Total	$		21,643 $	—

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares			Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	83,477	75,525	$1,580,867	$1,219,587
Reinvestment of
distributions	432	132	7,686	2,005
Shares redeemed	(22,583)	(15,926)	(426,811)	(257,408)
Net increase (decrease) .	61,326	59,731	$1,161,742	$964,184
Class T
Shares sold	60,374	67,315	$1,132,534	$1,076,867
Reinvestment of
distributions	398	183	7,025	2,756
Shares redeemed	(30,276)	(15,917)	(565,431)	(255,724)
Net increase (decrease) .	30,496	51,581	$574,128	$823,899
Class B
Shares sold	7,850	6,650	$143,663	$104,459
Reinvestment of
distributions	25	4	427	59
Shares redeemed	(1,900)	(1,035)	(34,997)	(16,283)
Net increase (decrease) .	5,975	5,619	$109,093	$88,235

Annual Report

38

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class C
Shares sold	19,454	16,221	$358,671	$254,211
Reinvestment of
distributions	40	22	699	327
Shares redeemed	(4,021)	(1,843)	(74,121)	(29,087)
Net increase (decrease) .	15,473	14,400	$285,249	$225,451
Institutional Class
Shares sold	64,375	56,867	$1,229,041	$924,747
Reinvestment of
distributions	418	120	7,508	1,832
Shares redeemed	(26,125)	(14,589)	(509,275)	(241,874)
Net increase (decrease) .	38,668	42,398	$727,274	$684,705

39 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Diversified International Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

Annual Report

40

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Diversified International
(2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR
(2005-present). Previously, Mr. Jonas served as President of Fidelity
Enterprise Operations and Risk Services (2004-2005), Chief Adminis-
trative Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report 42

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust Comp-
any (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Aca-
demy of Arts and Sciences, and the Board of Overseers of the School of
Engineering and Applied Science of the University of Pennsylvania. Pre-
viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq
(1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommu-
nications network surveillance, 2001-2004), and Teletech Holdings (cus-
tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

Annual Report 44

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

Annual Report 46

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infir-
mary, Historic Deerfield, John F. Kennedy Library, and the Museum of
Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Diversified International. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as
Head of Fidelity’s Fixed-Income Division (2000-2005), Vice President of
Fidelity’s Money Market Funds (2000-2005), Vice President of Fidelity’s
Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr.
Churchill joined Fidelity in 1993 as Vice President and Group Leader of
Taxable Fixed-Income Investments.

Penelope A. Dobkin (51)

Year of Election or Appointment: 2004
Vice President of Advisor Diversified International. Prior to assuming her current responsibilities, Ms. Dobkin managed a variety of Fidelity funds.
Ms. Dobkin also serves as Vice President of FMR and FMR Co., Inc.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Diversified International. He also serves as Secre-
tary of other Fidelity funds; Vice President, General Counsel, and Secre-
tary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of
Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity
Management & Research (Far East) Inc. (2001-present), and Fidelity
Investments Money Management, Inc. (2001-present). Mr. Roiter is an
Adjunct Member, Faculty of Law, at Boston College Law School
(2003-present). Previously, Mr. Roiter served as Vice President and
Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Diversified International. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice
President and Secretary of FDC (2005-present), and is an employee of
FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Diversified International. Ms. Reynolds also serves as President, Trea-
surer, and AML officer of other Fidelity funds (2004) and is a Vice
President (2003) and an employee (2002) of FMR. Before joining
Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers
LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Diversified International. Mr. Murphy
also serves as Chief Financial Officer of other Fidelity funds
(2005-present). He also serves as Senior Vice President of Fidelity Pric-
ing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Diversified International. Mr. Rath-
geber also serves as Chief Compliance Officer of other Fidelity funds
(2004) and Executive Vice President of Risk Oversight for Fidelity Invest-
ments (2002). Previously, he served as Executive Vice President and
Chief Operating Officer for Fidelity Investments Institutional Services
Company, Inc. (1998-2002).

Annual Report 48

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Diversified International. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of
Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder
Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Diversified International. Mr. Mehrmann
also serves as Deputy Treasurer of other Fidelity funds (2005-present)
and is an employee of FMR. Previously, Mr. Mehrmann served as Vice
President of Fidelity Investments Institutional Services Group (FIIS)/
Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC)
Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Diversified International. Ms. Monasterio
also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms.
Monasterio served as Treasurer (2000-2004) and Chief Financial Offi-
cer (2002-2004) of the Franklin Templeton Funds and Senior Vice Presi-
dent of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Diversified International. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments,
Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior
Manager (1999-2000). In addition, Mr. Robins served as Assistant
Chief Accountant, United States Securities and Exchange Commission
(2000-2002).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Diversified International. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as
Vice President of FPCMS (2003-2005). Before joining Fidelity Invest-
ments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group
(2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1998
Assistant Treasurer of Advisor Diversified International. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Diversified International. Mr. Lydecker
also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Diversified International. Mr. Osterheld
also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Diversified International. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as
Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Diversified International. Mr. Schiavone
also serves as Assistant Treasurer of other Fidelity funds (2005-present)
and is an employee of FMR (2005-present). Before joining Fidelity In-
vestments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting
(1996-2003).

Annual Report 50

Distributions

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/12/05	12/9/05	$.178	$.950

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $315,626,993, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31 2004, $11,119,861, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Dividends	Capital Gains
Institutional Class	12/13/04	$.146	$.016

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified International Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

52

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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54

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time, although the fund’s one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

Annual Report 56

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

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58

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

59 Annual Report

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60

61 Annual Report

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63 Annual Report

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64

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

Fidelity® Advisor

Emerging Asia

Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	8	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	9	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	18	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent	36
Registered Public
Accounting Firm
Trustees and Officers	37
Distributions	47
Board Approval of	48
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 5.75% sales charge)A	19.91%	6.61%	2.61%
Class T (incl. 3.50% sales charge)B	22.45%	6.84%	2.69%
Class B (incl. contingent deferred
sales charge)C	21.31%	6.78%	2.72%
Class C (incl. contingent deferred
sales charge)D	25.31%	7.08%	2.73%

A Class A’s 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class’s average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A’s 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on June 16, 1999. Returns between March 25, 1995 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares’ total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund’s performance, Class A’s returns, prior to June 16,1999, may have been lower.

B Class T’s 12b-1 fee may have ranged over time between 0.50% and 0.60%, as an equivalent amount of brokerage commissions of up to 0.10% of the class’s average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class T’s 12b-1 plan currently authorizes a 0.50% 12b-1 fee. The initial offering of Class T shares took place on June 16, 1999. Returns between March 25, 1995 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund’s performance, Class T’s returns, prior to June 16, 1999, may have been lower.

Annual Report

6

C Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. The initial offering of Class B shares took place on June 16, 1999. Returns between March 25, 1995 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares’ total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund’s performance, Class B’s returns, prior to June 16, 1999, may have been lower. Class B shares’ contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. The initial offering of Class C shares took place on June 16, 1999. Returns between March 25, 1995 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares’ total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund’s performance, Class C’s returns, prior to June 16, 1999, may have been lower. Class C shares’ contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Asia Fund — Class T on October 31, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM AC Asia ex Japan Index performed over the same period.

7 Annual Report

7

Management’s Discussion of Fund Performance

Comments from Kevin Chang, Portfolio Manager of Fidelity® Advisor Emerging Asia

Roller coaster analogies are commonly used to describe the frequent ups and downs of Asian equity markets. Take 1999, for instance, when the Morgan Stanley Capital InternationalSM (MSCI) All Country Asia ex Japan Index — designed to measure equity market performance in Asia, except for Japan — jumped 64.67%, only to lose 35.22% the following year. That’s a 100 percentage-point turnaround. For the past two-plus years, though, Asian stocks climbed higher, fueled in part by stronger economies and improved domestic demand. For the 12-month period ending October 31, 2005, the Morgan Stanley index returned 21.25% . Its largest component on average during the period — South Korea —had one of the highest returns, gaining more than 43%. Korea’s performance, combined with India’s strong showing, accounted for much of the index’s final tally, as the second-and third-largest country weightings — Hong Kong and Taiwan — both underperformed the benchmark’s overall return. The index overall fell 6.56% in the final month of the period — another reminder of the considerable volatility in the region’s stocks.

For the 12 months ending October 31, 2005, the fund’s Class A, Class T, Class B and Class C shares returned 27.23%, 26.89%, 26.31% and 26.31%, respectively. Those results beat the MSCI index, as well as the 25.23% return of the LipperSM Pacific Region ex Japan Funds Average. A key reason for the fund’s outperformance versus the index was rewarding stock selection in the industrials sector, particularly among South Korean and Indian companies. In Korea, an overweighted position in niche shipbuilder Hyundai Mipo Dockyard added value. The company continued to see strong demand for its products given the under-ordering of these ships that had occurred previously. Performance also was aided by overweighted positions in the top two Korean car makers, Hyundai Motor and Kia Motors. Conversely, the performance of Hong Kong-listed HSBC Holdings, one of the world’s largest banks, was disappointing. The U.K.-based company suffered from the rising interest rate environment. Performance also was hampered on a relative basis by not owning index component China Mobile, the leading wireless operator in China. I was concerned about potential regulatory changes that could trigger increased competition for China Mobile. However, amid uncertain timing of potential industry restructuring and a benign current competitive environment, the company’s operational results — and its share price — were strong.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

8 8

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9 Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,090.60	$7.90
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class T
Actual	$1,000.00	$1,089.30	$9.22
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,086.60	$11.83
HypotheticalA	$1,000.00	$1,013.86	$11.42
Class C
Actual	$1,000.00	$1,086.60	$11.83
HypotheticalA	$1,000.00	$1,013.86	$11.42
Institutional Class
Actual	$1,000.00	$1,091.70	$6.59
HypotheticalA	$1,000.00	$1,018.90	$6.36

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

10

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Samsung Electronics Co. Ltd.	6.7	6.2
Hyundai Motor Co.	2.8	3.0
Hutchison Whampoa Ltd.	2.8	2.4
Taiwan Semiconductor Manufacturing Co. Ltd.	2.3	1.6
Kookmin Bank	2.2	3.1
CNOOC Ltd.	1.7	1.9
Hong Kong & China Gas Co. Ltd.	1.4	0.0
State Bank of India	1.3	1.3
PetroChina Co. Ltd. (H Shares)	1.3	1.3
Parkway Holdings Ltd.	1.0	0.4
	23.5
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	22.1	18.5
Financials	18.4	26.4
Industrials	15.0	14.2
Consumer Discretionary	10.3	11.7
Energy	6.7	8.4

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 84.7%
	Shares	Value (Note 1)

Australia – 0.1%
Healthscope Ltd.	12,800	$54,556
Healthscope Ltd. rights 11/8/05 (a)	1,600	718
TOTAL AUSTRALIA		55,274

Bermuda – 1.1%
China Lotsynergy Holding Ltd. (a)	1,070,000	351,969
Ports Design Ltd.	375,000	350,711
Skyworth Digital Holdings Ltd.	784,000	117,315
TOTAL BERMUDA		819,995

Cayman Islands – 1.0%
Baidu.com, Inc. ADR (d)	5,800	402,752
Beauty China Holdings Ltd.	248,000	73,206
Dynasty Fine Wines Group Ltd.	746,000	259,826
TOTAL CAYMAN ISLANDS		735,784

China – 7.1%
Anhui Conch Cement Co. Ltd. (H Shares)	296,000	309,284
China Construction Bank Corp. (H Shares)	933,000	282,833
China International Marine Containers Co. Ltd. (B Shares)	580,600	483,078
China Petroleum & Chemical Corp. (H Shares)	1,800,000	724,500
Chitaly Holdings Ltd.	332,000	174,520
Chongqing Changan Automobile Co. Ltd. (B Shares)	700,000	204,977
Enric Energy Equipment Holdings Ltd.	66,000	15,240
PetroChina Co. Ltd. (H Shares)	1,228,000	942,245
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	82,500	133,561
Shanghai Electric (Group) Corp. (H Shares)	926,000	292,656
Shanghai Zhenhua Port Machinery Co. Ltd. (B Shares)	301,150	242,125
Shenergy Co. Ltd. warrants (UBS Warrant Programme)
2/16/06 (a)	390,056	255,711
Sina Corp. (a)	23,000	583,050
Weichai Power Co. Ltd. (H Shares)	124,000	236,736
Yantai Changyu Pioneer Wine Co. (B Shares)	85,700	143,716
ZTE Corp. (H Shares)	83,400	246,367
TOTAL CHINA		5,270,599

Hong Kong – 12.8%
Automated Systems Holdings Ltd.	500,000	122,547
Burwill Holdings Ltd.	3,000,000	232,195
Cheung Kong Holdings Ltd.	50,000	520,182
China Unicom Ltd.	600,000	460,520
CNOOC Ltd.	1,880,500	1,235,489
Denway Motors Ltd.	900,000	269,927

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

Hong Kong – continued
Esprit Holdings Ltd.	32,500	$229,115
Great Eagle Holdings Ltd.	128,000	304,640
Hang Seng Bank Ltd.	30,000	388,927
Hong Kong & China Gas Co. Ltd.	500,000	1,031,978
Hong Kong & Shanghai Hotels Ltd.	174,000	173,953
Hopewell Holdings Ltd.	99,000	241,367
Hutchison Whampoa Ltd.	217,000	2,054,643
JCG Holdings Ltd.	582,000	578,089
K Wah Construction Materials Ltd.	98,000	53,727
Next Media Ltd. (a)	604,000	239,587
Shanghai Industrial Holdings Ltd. Class H	170,000	302,628
Sun Hung Kai Properties Ltd.	25,000	236,388
Wharf Holdings Ltd.	153,000	522,033
Wing Hang Bank Ltd.	50,000	341,520
TOTAL HONG KONG		9,539,455

India – 7.5%
Alembic Ltd.	29,900	160,911
Bank of Baroda	50,000	245,207
Bharti Televentures Ltd. (a)	50,000	359,308
Cipla Ltd.	50,000	399,767
Gateway Distriparks Ltd.	23,276	118,523
Geodesic Information Systems Ltd.	60,000	290,881
Housing Development Finance Corp. Ltd.	22,900	491,789
IL&FS Investsmart Ltd.	63,876	270,272
Indian Rayon & Industries, Inc.	20,000	261,704
ITC Ltd.	141,450	377,242
IVRCL Infrastructures & Projects Ltd.	13,000	186,549
Max India Ltd. (a)	22,250	291,244
Oil & Natural Gas Corp. Ltd.	23,263	479,532
Punjab National Bank	26,984	259,345
Reliance Industries Ltd.	20,000	338,363
Shree Renuka Sugars Ltd.	1,486	8,582
State Bank of India	45,830	950,380
Zen Technologies Ltd.	30,000	98,147
TOTAL INDIA		5,587,746

Indonesia – 1.1%
PT Mitra Adiperkasa Tbk	2,913,500	287,825
PT Semen Gresik Tbk	168,500	311,282
PT Telkomunikasi Indonesia Tbk Series B	513,500	253,643
TOTAL INDONESIA		852,750

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Korea (South) – 20.1%
Binggrea Co. Ltd.	5,980	$248,021
CDNetworks Co. Ltd.	22,355	374,724
Core Logic, Inc.	6,500	227,562
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	15,510	309,011
Doosan Heavy Industries & Construction Co. Ltd.	16,000	346,360
Hyundai Department Store Co. Ltd.	5,000	331,896
Hyundai Engineering & Construction Co. Ltd. (a)	16,000	497,318
Hyundai Mipo Dockyard Co. Ltd.	8,680	536,264
Keangnam Enterprises (a)	20,000	191,571
Kia Motors Corp.	21,830	392,062
Kookmin Bank	30,140	1,654,235
Korea Investment Holdings Co. Ltd.	23,900	613,525
LG Electronics, Inc.	1,850	119,966
LG Household & Health Care Ltd.	10,000	545,977
NHN Corp. (a)	4,000	664,751
Orion Corp.	3,000	581,896
S-Oil Corp.	7,070	528,895
Samsung Electronics Co. Ltd.	9,497	5,021,401
SFA Engineering Corp.	8,000	190,805
Shinhan Financial Group Co. Ltd.	16,960	565,333
Shinsegae Co. Ltd.	1,720	616,168
YBM Sisa.com, Inc.	20,000	375,479
TOTAL KOREA (SOUTH)		14,933,220

Malaysia – 4.3%
AMMB Holdings BHD	1,000,000	630,464
Commerce Asset Holding BHD	500,000	728,477
IOI Corp. BHD	200,000	694,040
Malakoff BHD	150,000	311,921
Malayan Banking BHD	94,700	290,999
Malaysian International Shipping Corp. BHD (For. Reg.)	139,000	349,801
Public Bank BHD (For. Reg.)	46,225	80,817
Tenaga Nasional BHD	55,200	146,225
TOTAL MALAYSIA		3,232,744

Philippines – 1.5%
Banco de Oro Universal Bank	300,000	169,337
Manila Water Co., Inc.	2,500,000	291,333
Philippine Long Distance Telephone Co.	5,580	170,184
San Miguel Corp. Class B	314,000	514,567
TOTAL PHILIPPINES		1,145,421

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)

Singapore – 6.7%
CapitaLand Ltd.	72,000	$135,171
Chartered Semiconductor Manufacturing Ltd. (a)	321,000	198,985
DBS Group Holdings Ltd.	52,000	469,699
GES International Ltd.	479,000	262,993
HTL International Holdings Ltd.	259,000	192,662
Keppel Corp. Ltd.	55,000	376,657
Oversea-Chinese Banking Corp. Ltd.	40,000	148,774
Parkway Holdings Ltd.	653,000	763,314
Petra Foods Ltd.	323,000	198,317
Sembcorp Marine Ltd.	400,000	647,047
Shanghai Asia Holdings Ltd.	1,282,000	121,097
SIA Engineering Co. Ltd.	261,000	383,676
Singapore Post Ltd.	900,000	605,721
STATS ChipPAC Ltd. (a)	475,000	260,796
United Overseas Bank Ltd.	28,000	228,119
United Overseas Land Ltd.	2,800	3,868
TOTAL SINGAPORE		4,996,896

Taiwan – 15.1%
Acer, Inc.	362,520	733,651
Advanced Semiconductor Engineering, Inc.	30,000	18,285
Advantech Co. Ltd.	98,312	216,247
Ambassador Hotel	700,000	486,118
Cathay Financial Holding Co. Ltd.	219,000	385,109
Chinatrust Financial Holding Co. Ltd.	227,285	176,468
Chipbond Technology Corp.	157,972	204,813
Chunghwa Telecom Co. Ltd.	220,000	372,442
Chunghwa Telecom Co. Ltd. sponsored ADR	20,000	346,400
Delta Electronics, Inc.	300,000	505,194
EVA Airways Corp.	1,138,000	440,934
Formosa International Hotel Corp.	166,000	259,750
High Tech Computer Corp.	60,000	636,633
Inventec Appliances Corp.	5,000	19,522
Kinik Co.	92,000	182,072
MediaTek, Inc.	64,000	552,226
Motech Industries, Inc.	25,965	283,242
Novatek Microelectronics Corp.	79,449	346,908
Pihsiang Machinery Manufacturing Co.	163,620	237,494
Powerchip Semiconductor Corp.	575,931	272,933
Sino-American Silicon Prds, Inc.	289,144	339,546
Springsoft, Inc.	144,179	212,284
Sunplus Technology Co. Ltd.	178,439	155,562

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Taiwan – continued
Taiwan Cement Corp.	735,000	$451,276
Taiwan Secom Co.	400,000	540,661
Taiwan Semiconductor Manufacturing Co. Ltd.	877,797	1,360,459
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	46,619	376,682
United Microelectronics Corp.	376,093	199,528
United Microelectronics Corp. sponsored ADR (d)	87,754	256,242
Yageo Corp. (a)	908,000	276,041
Yuanta Core Pacific Securities Co. Ltd.	692,294	371,408
TOTAL TAIWAN		11,216,130

Thailand – 4.6%
Advanced Info Service PCL (For. Reg.)	91,400	224,129
Asia Credit PCL (For. Reg.) (a)	901,100	127,056
Bangkok Bank Ltd. PCL (For. Reg.)	109,400	276,317
Bumrungrad Hospital PCL (For. Reg.)	680,500	446,380
Central Pattana PCL (For. Reg.)	176,000	51,790
Home Product Center PCL (For. Reg.)	1,491,100	255,951
Krung Thai Bank Public Co. Ltd.	526,100	129,009
Land & House PCL unit	2,239,200	436,529
Minor International PCL (For. Reg.)	1,806,740	248,106
PTT Exploration & Production PCL (For. Reg.)	47,100	485,091
Shin Corp. PCL (For. Reg.)	129,900	121,045
Sino Thai Engineering & Construction PCL:
(For. Reg.)	853,000	244,730
(For. Reg.) warrants 3/17/08 (a)	142,167	17,222
Thai Oil PCL (For. Reg.)	141,800	245,142
True Corp. PCL (a)	700,000	127,023
True Corp. PCL (For. Reg.) rights 4/30/08 (a)	190,863	0
TOTAL THAILAND		3,435,520

United Kingdom – 1.7%
Astro All Asia Networks PLC	350,000	509,934
HSBC Holdings PLC (Hong Kong) (Reg.)	46,176	727,364
TOTAL UNITED KINGDOM		1,237,298

TOTAL COMMON STOCKS
(Cost $56,753,129)		63,058,832

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Nonconvertible Preferred Stocks — 3.6%
	Shares	Value (Note 1)
Korea (South) – 3.6%
Hyundai Motor Co.	41,490	$ 2,102,318
Samsung Electronics Co. Ltd.	1,400	569,923
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,463,199)		2,672,241
Money Market Funds — 13.9%
Fidelity Cash Central Fund, 3.92% (b)	9,857,595	9,857,595
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	501,050	501,050
TOTAL MONEY MARKET FUNDS
(Cost $10,358,645)		10,358,645
TOTAL INVESTMENT PORTFOLIO – 102.2%
(Cost $68,574,973)		76,089,718

NET OTHER ASSETS – (2.2)%		(1,647,025)
NET ASSETS – 100%		$74,442,693

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $496,476) (cost $68,574,973) — See
accompanying schedule		$76,089,718
Cash		1,680
Foreign currency held at value (cost $541,662)		541,784
Receivable for investments sold		1,196,871
Receivable for fund shares sold		160,959
Dividends receivable		11,876
Interest receivable		23,825
Receivable from investment adviser for expense
reductions		16,382
Other affiliated receivables		71
Other receivables		276,656
Total assets		78,319,822

Liabilities
Payable for investments purchased	$2,962,080
Payable for fund shares redeemed	199,605
Accrued management fee	44,111
Distribution fees payable	33,404
Other affiliated payables	23,963
Other payables and accrued expenses	112,916
Collateral on securities loaned, at value	501,050
Total liabilities		3,877,129

Net Assets		$74,442,693
Net Assets consist of:
Paid in capital		$60,448,315
Undistributed net investment income		458,779
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		6,021,199
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		7,514,400
Net Assets		$74,442,693

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Statement of Assets and Liabilities — continued
October 31, 2005
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($30,781,763 ÷ 1,738,792 shares)	$17.70
Maximum offering price per share (100/94.25 of
$17.70)	$18.78
Class T:
Net Asset Value and redemption price per share
($14,074,363 ÷ 806,398 shares)	$17.45
Maximum offering price per share (100/96.50 of
$17.45)	$18.08
Class B:
Net Asset Value and offering price per share
($11,504,464 ÷ 679,133 shares)A	$16.94
Class C:
Net Asset Value and offering price per share
($13,291,127 ÷ 784,401 shares)A	$16.94

Institutional Class:
Net Asset Value, offering price and redemption
price per share ($4,790,976 ÷ 266,626
shares)	$17.97
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements - continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$1,640,625
Interest		86,355
Security lending		5,791
		1,732,771
Less foreign taxes withheld		(222,708)
Total income		1,510,063

Expenses
Management fee	$413,094
Transfer agent fees	208,468
Distribution fees	309,494
Accounting and security lending fees	32,925
Independent trustees’ compensation	254
Custodian fees and expenses	155,396
Registration fees	45,380
Audit	105,867
Legal	7,279
Miscellaneous	1,441
Total expenses before reductions	1,279,598
Expense reductions	(228,315)	1,051,283

Net investment income (loss)		458,780
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	6,324,773
Foreign currency transactions	(48,752)
Total net realized gain (loss)		6,276,021
Change in net unrealized appreciation (depreciation) on:
Investment securities	4,767,642
Assets and liabilities in foreign currencies	(18,829)
Total change in net unrealized appreciation
(depreciation)		4,748,813
Net gain (loss)		11,024,834
Net increase (decrease) in net assets resulting from
operations		$11,483,614

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$458,780	$(21,099)
Net realized gain (loss)	6,276,021	5,045,008
Change in net unrealized appreciation (depreciation) .	4,748,813	(2,706,763)
Net increase (decrease) in net assets resulting
from operations	11,483,614	2,317,146
Distributions to shareholders from net investment income .	—	(387,542)
Distributions to shareholders from net realized gain	(154,881)	—
Total distributions	(154,881)	(387,542)
Share transactions -- net increase (decrease)	20,346,589	389,641
Redemption fees	10,434	18,627
Total increase (decrease) in net assets	31,685,756	2,337,872

Net Assets
Beginning of period	42,756,937	40,419,065
End of period (including undistributed net investment
income of $458,779 and accumulated net invest-
ment loss of $1,228, respectively)	$74,442,693	$42,756,937

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 13.96	$ 13.07	$ 9.89	$9.15	$ 12.29
Income from Investment
Operations
Net investment income (loss)C	18.03		.07	(.02)	(.03)
Net realized and unrealized
gain (loss)	3.61	1.00F	3.11	.76	(3.11)
Total from investment operations	3.79	1.03	3.18	.74	(3.14)
Distributions from net investment
income	—	(.15)	—	—	—
Distributions from net realized
gain	(.05)	—	—	—	—
Total distributions	(.05)	(.15)	—	—	—
Redemption fees added to paid in
capitalC	—E	.01	—	—	—
Net asset value, end of period	$ 17.70	$ 13.96	$ 13.07	$9.89	$ 9.15
Total ReturnA,B	27.23%	8.01%F	32.15%	8.09%	(25.55)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.90%	2.24%	2.81%	2.56%	2.56%
Expenses net of voluntary waiv-
ers, if any	1.61%	2.00%	2.02%	2.00%	2.00%
Expenses net of all reductions	1.55%	1.99%	2.02%	1.98%	1.97%
Net investment income (loss)	1.08%	.21%	.70%	(.17)%	(.26)%
Supplemental Data
Net assets, end of period (000
omitted)	$30,782	$21,099	$24,161	$18,314	$18,151
Portfolio turnover rate	66%	232%	172%	121%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18% . The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights — Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 13.80	$ 12.92	$9.81	$9.09	$ 12.25
Income from Investment
Operations
Net investment income (loss)C	14	—E	.05	(.05)	(.06)
Net realized and unrealized
gain (loss)	3.56	.99F	3.06	.77	(3.10)
Total from investment operations	3.70	.99	3.11	.72	(3.16)
Distributions from net investment
income	—	(.12)	—	—	—
Distributions from net realized
gain	(.05)	—	—	—	—
Total distributions	(.05)	(.12)	—	—	—
Redemption fees added to paid in
capitalC	—E	.01	—	—	—
Net asset value, end of period	$ 17.45	$ 13.80	$12.92	$9.81	$ 9.09
Total ReturnA,B	26.89%	7.78%F	31.70%	7.92%	(25.80)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.27%	2.76%	3.43%	3.16%	3.41%
Expenses net of voluntary waiv-
ers, if any	1.84%	2.25%	2.27%	2.25%	2.25%
Expenses net of all reductions	1.79%	2.24%	2.26%	2.23%	2.22%
Net investment income (loss)	85%	(.04)%	.45%	(.42)%	(.51)%
Supplemental Data
Net assets, end of period (000
omitted)	$14,074	$ 7,658	$4,982	$ 4,347	$ 2,842
Portfolio turnover rate	66%	232%	172%	121%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund was an increase in realized and unrealized gain (loss) per share of $.50. Excluding this benefit, the total return would have been 3.95% . The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 13.46	$ 12.64	$9.63	$8.97	$ 12.15
Income from Investment
Operations
Net investment income (loss)C	06	(.07)	(.01)	(.10)	(.11)
Net realized and unrealized
gain (loss)	3.47	.96F	3.02	.76	(3.07)
Total from investment operations	3.53	.89	3.01	.66	(3.18)
Distributions from net investment
income	—	(.08)	—	—	—
Distributions from net realized
gain	(.05)	—	—	—	—
Total distributions	(.05)	(.08)	—	—	—
Redemption fees added to paid in
capitalC	—E	.01	—	—	—
Net asset value, end of period	$ 16.94	$ 13.46	$12.64	$9.63	$ 8.97
Total ReturnA,B	26.31%	7.14%F	31.26%	7.36%	(26.17)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.75%	3.19%	3.87%	3.63%	3.66%
Expenses net of voluntary waiv-
ers, if any	2.35%	2.75%	2.77%	2.75%	2.75%
Expenses net of all reductions	2.29%	2.74%	2.77%	2.73%	2.72%
Net investment income (loss)	34%	(.54)%	(.05)%	(.92)%	(1.01)%
Supplemental Data
Net assets, end of period (000
omitted)	$11,504	$ 7,065	$5,157	$ 2,787	$ 2,466
Portfolio turnover rate	66%	232%	172%	121%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund was an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31% . The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights — Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 13.46	$ 12.65	$9.64	$8.98	$ 12.16
Income from Investment
Operations
Net investment income (loss)C	06	(.07)	(.01)	(.10)	(.11)
Net realized and unrealized
gain (loss)	3.47	.96F	3.02	.76	(3.07)
Total from investment operations	3.53	.89	3.01	.66	(3.18)
Distributions from net investment
income	—	(.09)	—	—	—
Distributions from net realized
gain	(.05)	—	—	—	—
Total distributions	(.05)	(.09)	—	—	—
Redemption fees added to paid in
capitalC	—E	.01	—	—	—
Net asset value, end of period	$ 16.94	$ 13.46	$12.65	$9.64	$ 8.98
Total ReturnA,B	26.31%	7.14%F	31.22%	7.35%	(26.15)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.67%	3.02%	3.70%	3.53%	3.52%
Expenses net of voluntary waiv-
ers, if any	2.34%	2.75%	2.77%	2.75%	2.75%
Expenses net of all reductions	2.28%	2.74%	2.76%	2.73%	2.72%
Net investment income (loss)	35%	(.54)%	(.05)%	(.92)%	(1.01)%
Supplemental Data
Net assets, end of period (000
omitted)	$13,291	$ 6,484	$4,581	$ 2,220	$ 1,263
Portfolio turnover rate	66%	232%	172%	121%	62%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund was an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31% . The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights — Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 14.13	$ 13.20	$9.97	$9.21	$ 12.34
Income from Investment
Operations
Net investment income (loss)B	24.06		.10	.01	—D
Net realized and unrealized
gain (loss)	3.65	1.01E	3.13	.75	(3.13)
Total from investment operations	3.89	1.07	3.23	.76	(3.13)
Distributions from net investment
income	—	(.15)	—	—	—
Distributions from net realized
gain	(.05)	—	—	—	—
Total distributions	(.05)	(.15)	—	—	—
Redemption fees added to paid in
capitalB	—D	.01	—	—	—
Net asset value, end of period	$ 17.97	$ 14.13	$13.20	$9.97	$9.21
Total ReturnA	27.61%	8.24%E	32.40%	8.25%	(25.36)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	1.52%	2.11%	2.55%	2.18%	2.20%
Expenses net of voluntary waiv-
ers, if any	1.29%	1.75%	1.77%	1.75%	1.75%
Expenses net of all reductions	1.24%	1.74%	1.77%	1.73%	1.72%
Net investment income (loss)	1.40%	.46%	.94%	.08%	(.01)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 4,791	$ 452	$1,538	$674	$658
Portfolio turnover rate	66%	232%	172%	121%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.41% . The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

27 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

28

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

On September 27, 2004, the fund received a final and favorable ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The favorable ruling entitled the fund to a refund of capital gains taxes paid in prior years and exempts the fund from taxes on future realized gains. The total benefit to the fund resulting from the ruling was US $1,547,115, and the per-share and total return impacts are disclosed on the Financial Highlights. A receivable balance of $270,638 for the tax refund is reflected in “Other Receivables” on the Statement of Assets and Liabilities.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$10,149,572
Unrealized depreciation	(3,090,529)
Net unrealized appreciation (depreciation)	7,059,043
Undistributed ordinary income	5,321,308
Undistributed long-term capital gain	1,375,822

Cost for federal income tax purposes	$69,030,675

29 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$—	$275,262
Long-term Capital Gains	154,881	112,280
Total	$154,881	$387,542

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $51,484,418 and $35,285,587, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

Annual Report

30

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$64,382	$3,875
Class T	25%	.25%	55,806	—
Class B	75%	.25%	95,080	71,310
Class C	75%	.25%	94,226	29,064

			$309,494	$104,249

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$31,068
Class T	7,855
Class B*	15,463
Class C*	3,063
$57,449

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

31 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$79,535.31
Class T	50,773.45
Class B	40,588.43
Class C	33,669.36
Institutional Class	3,903.28
	$208,468

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $96,744 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less

Annual Report

32

6. Security Lending - continued

than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense			Reimbursement
	Limitations			from adviser
Class A	2.00%	--	1.50%*	$75,118
Class T	2.25%	--	1.75%*	47,967
Class B	2.75%	--	2.25%*	38,152
Class C	2.75%	--	2.25%*	31,072
Institutional Class	1.75%	--	1.25%*	3,161
				$195,470
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $32,744 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $101.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also

33 Annual Report

Notes to Financial Statements - continued

8. Other - continued

enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2005	2004
From net investment income
Class A	$—	$262,328
Class T	—	47,004
Class B	—	33,782
Class C	—	35,907
Institutional Class	—	8,521
Total	$—	$387,542
From net realized gain
Class A	$75,153	$—
Class T	27,877	—
Class B	25,998	—
Class C	24,310	—
Institutional Class	1,543	—
Total	$154,881	$—

Annual Report

34

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	518,720	434,733	$9,010,497	$6,185,174
Reinvestment of distributions	3,450	12,079	49,821	161,725
Shares redeemed	(294,932)	(783,804)	(4,849,332)	(10,515,828)
Net increase (decrease)	227,238	(336,992) $	4,210,986	$ (4,168,929)
Class T
Shares sold	415,914	380,716	$7,007,372	$5,152,134
Reinvestment of distributions	1,927	3,427	27,491	45,376
Shares redeemed	(166,466)	(214,653)	(2,751,962)	(2,869,764)
Net increase (decrease)	251,375	169,490	$4,282,901	$2,327,746
Class B
Shares sold	286,104	349,019	$4,680,793	$4,672,186
Reinvestment of distributions	1,678	2,359	23,339	30,615
Shares redeemed	(133,436)	(234,681)	(2,146,830)	(3,052,361)
Net increase (decrease)	154,346	116,697	$2,557,302	$1,650,440
Class C
Shares sold	436,813	348,062	$7,256,680	$4,708,149
Reinvestment of distributions	1,423	2,295	19,794	29,763
Shares redeemed	(135,427)	(230,906)	(2,135,513)	(3,009,906)
Net increase (decrease)	302,809	119,451	$5,140,961	$1,728,006
Institutional Class
Shares sold	257,830	57,551	$4,557,639	$812,450
Reinvestment of distributions	24	102	347	1,386
Shares redeemed	(23,195)	(142,162)	(403,547)	(1,961,458)
Net increase (decrease)	234,659	(84,509)	$4,154,439	$ (1,147,622)

35 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Emerging Asia Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

Annual Report

36

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Emerging Asia
(2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR
(2005-present). Previously, Mr. Jonas served as President of Fidelity En-
terprise Operations and Risk Services (2004-2005), Chief Administra-
tive Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report 38

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

Annual Report 40

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

Annual Report 42

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infir-
mary, Historic Deerfield, John F. Kennedy Library, and the Museum of
Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Emerging Asia. Mr. Churchill also serves as
Vice President of certain Equity Funds (2005-present) and certain High
Income Funds (2005-present). Previously, he served as Head of Fidelity’s
Fixed-Income Division (2000-2005), Vice President of Fidelity’s Money
Market Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and
Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined
Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-
Income Investments.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Emerging Asia. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of
FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity
Management & Research (U.K.) Inc. (2001-present), Fidelity Manage-
ment & Research (Far East) Inc. (2001-present), and Fidelity Investments
Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct
Member, Faculty of Law, at Boston College Law School (2003-present).
Previously, Mr. Roiter served as Vice President and Secretary of Fidelity
Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Emerging Asia. Mr. Fross also serves as
Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Emerging Asia. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President
(2003) and an employee (2002) of FMR. Before joining Fidelity Invest-
ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC)
(1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Emerging Asia. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present).
He also serves as Senior Vice President of Fidelity Pricing and Cash
Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Emerging Asia. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and
Executive Vice President of Risk Oversight for Fidelity Investments
(2002). Previously, he served as Executive Vice President and Chief Op-
erating Officer for Fidelity Investments Institutional Services Company,
Inc. (1998-2002).

Annual Report 44

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Emerging Asia. Mr. Hebble also serves as
Deputy Treasurer of other Fidelity funds (2003), and is an employee of
FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche
Asset Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Emerging Asia. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Emerging Asia. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer
(2002-2004) of the Franklin Templeton Funds and Senior Vice President
of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Emerging Asia. Mr. Robins also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2004-present). Before joining Fidelity Investments, Mr.
Robins worked at KPMG LLP, where he was a partner in KPMG’s de-
partment of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accoun-
tant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Emerging Asia. Mr. Byrnes also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Byrnes served as Vice
President of FPCMS (2003-2005). Before joining Fidelity Investments,
Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 1994
Assistant Treasurer of Advisor Emerging Asia. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of
FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Emerging Asia. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Emerging Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Emerging Asia. Mr. Ryan also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Ryan served as Vice Pres-
ident of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Emerging Asia. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments,
Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder
Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report 46

Distributions

The Board of Trustees of Fidelity Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/12/05	12/09/05	$.163	$1.39
Class T	12/12/05	12/09/05	$.124	$1.39
Class B	12/12/05	12/09/05	$.042	$1.39
Class C	12/12/05	12/09/05	$.070	$1.39

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $1,400,505, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $130,197, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Asia Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

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Board Approval of Investment Advisory Contracts and Management Fees - continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one-, three-, and five-year periods. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because unlike most of its Lipper peers, the fund focuses its investments on securities of emerging market issuers. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

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Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2004, the total expenses of each of Class B and Class C ranked equal to its competitive median for 2004, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

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Board Approval of Investment Advisory Contracts and Management Fees - continued

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class T and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may

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benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures

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Board Approval of Investment Advisory Contracts and Management Fees - continued

are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

Fidelity® Advisor

Emerging Asia

Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	17	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent	35
Registered Public
Accounting Firm
Trustees and Officers	36
Distributions	46
Board Approval of	47
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

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Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional ClassA	27.61%	8.12%	3.38%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns between March 25, 1995 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelityr Advisor Emerging Asia Fund — Institutional Class on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM AC Asia ex Japan Index performed over the same period.

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Management’s Discussion of Fund Performance

Comments from Kevin Chang, Portfolio Manager of Fidelity® Advisor Emerging Asia

Roller coaster analogies are commonly used to describe the frequent ups and downs of Asian equity markets. Take 1999, for instance, when the Morgan Stanley Capital InternationalSM All Country Asia ex Japan Index — designed to measure equity market performance in Asia, except for Japan — jumped 64.67%, only to lose 35.22% the following year. That’s a 100 percentage-point turnaround. For the past two-plus years, though, Asian stocks climbed higher, fueled in part by stronger economies and improved domestic demand. For the 12-month period ending October 31, 2005, the Morgan Stanley index returned 21.25% . Its largest component on average during the period — South Korea — had one of the highest returns, gaining more than 43%. Korea’s performance, combined with India’s strong showing, accounted for much of the index’s final tally, as the second- and third-largest country weightings — Hong Kong and Taiwan — both underperformed the benchmark’s overall return. The index overall fell 6.56% in the final month of the period — another reminder of the considerable volatility in the region’s stocks.

For the 12 months ending October 31, 2005, the fund’s Institutional Class shares returned 27.61% . That result beat the MSCI index, as well as the 25.23% return of the LipperSM Pacific Region ex Japan Funds Average. A key reason for the fund’s outperformance versus the index was rewarding stock selection in the industrials sector, particularly among South Korean and Indian companies. In Korea, an overweighted position in niche shipbuilder Hyundai Mipo Dockyard added value. The company continued to see strong demand for its products given the under-ordering of these ships that had occurred previously. Performance also was aided by overweighted positions in the top two Korean car makers, Hyundai Motor and Kia Motors. Conversely, the performance of Hong Kong-listed HSBC Holdings, one of the world’s largest banks, was disappointing. The U.K.-based company suffered from the rising interest rate environment. Performance also was hampered on a relative basis by not owning index component China Mobile, the leading wireless operator in China. I was concerned about potential regulatory changes that could trigger increased competition for China Mobile. However, amid uncertain timing of potential industry restructuring and a benign current competitive environment, the company’s operational results — and its share price — were strong.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,090.60	$7.90
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class T
Actual	$1,000.00	$1,089.30	$9.22
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,086.60	$11.83
HypotheticalA	$1,000.00	$1,013.86	$11.42
Class C
Actual	$1,000.00	$1,086.60	$11.83
HypotheticalA	$1,000.00	$1,013.86	$11.42
Institutional Class
Actual	$1,000.00	$1,091.70	$6.59
HypotheticalA	$1,000.00	$1,018.90	$6.36

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

9 Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Samsung Electronics Co. Ltd.	6.7	6.2
Hyundai Motor Co.	2.8	3.0
Hutchison Whampoa Ltd.	2.8	2.4
Taiwan Semiconductor Manufacturing Co. Ltd.	2.3	1.6
Kookmin Bank	2.2	3.1
CNOOC Ltd.	1.7	1.9
Hong Kong & China Gas Co. Ltd.	1.4	0.0
State Bank of India	1.3	1.3
PetroChina Co. Ltd. (H Shares)	1.3	1.3
Parkway Holdings Ltd.	1.0	0.4
	23.5
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	22.1	18.5
Financials	18.4	26.4
Industrials	15.0	14.2
Consumer Discretionary	10.3	11.7
Energy	6.7	8.4

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 84.7%
	Shares	Value (Note 1)

Australia – 0.1%
Healthscope Ltd.	12,800	$54,556
Healthscope Ltd. rights 11/8/05 (a)	1,600	718
TOTAL AUSTRALIA		55,274

Bermuda – 1.1%
China Lotsynergy Holding Ltd. (a)	1,070,000	351,969
Ports Design Ltd.	375,000	350,711
Skyworth Digital Holdings Ltd.	784,000	117,315
TOTAL BERMUDA		819,995

Cayman Islands – 1.0%
Baidu.com, Inc. ADR (d)	5,800	402,752
Beauty China Holdings Ltd.	248,000	73,206
Dynasty Fine Wines Group Ltd.	746,000	259,826
TOTAL CAYMAN ISLANDS		735,784

China – 7.1%
Anhui Conch Cement Co. Ltd. (H Shares)	296,000	309,284
China Construction Bank Corp. (H Shares)	933,000	282,833
China International Marine Containers Co. Ltd. (B Shares)	580,600	483,078
China Petroleum & Chemical Corp. (H Shares)	1,800,000	724,500
Chitaly Holdings Ltd.	332,000	174,520
Chongqing Changan Automobile Co. Ltd. (B Shares)	700,000	204,977
Enric Energy Equipment Holdings Ltd.	66,000	15,240
PetroChina Co. Ltd. (H Shares)	1,228,000	942,245
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	82,500	133,561
Shanghai Electric (Group) Corp. (H Shares)	926,000	292,656
Shanghai Zhenhua Port Machinery Co. Ltd. (B Shares)	301,150	242,125
Shenergy Co. Ltd. warrants (UBS Warrant Programme)
2/16/06 (a)	390,056	255,711
Sina Corp. (a)	23,000	583,050
Weichai Power Co. Ltd. (H Shares)	124,000	236,736
Yantai Changyu Pioneer Wine Co. (B Shares)	85,700	143,716
ZTE Corp. (H Shares)	83,400	246,367
TOTAL CHINA		5,270,599

Hong Kong – 12.8%
Automated Systems Holdings Ltd.	500,000	122,547
Burwill Holdings Ltd.	3,000,000	232,195
Cheung Kong Holdings Ltd.	50,000	520,182
China Unicom Ltd.	600,000	460,520
CNOOC Ltd.	1,880,500	1,235,489
Denway Motors Ltd.	900,000	269,927

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Hong Kong – continued
Esprit Holdings Ltd.	32,500	$229,115
Great Eagle Holdings Ltd.	128,000	304,640
Hang Seng Bank Ltd.	30,000	388,927
Hong Kong & China Gas Co. Ltd.	500,000	1,031,978
Hong Kong & Shanghai Hotels Ltd.	174,000	173,953
Hopewell Holdings Ltd.	99,000	241,367
Hutchison Whampoa Ltd.	217,000	2,054,643
JCG Holdings Ltd.	582,000	578,089
K Wah Construction Materials Ltd.	98,000	53,727
Next Media Ltd. (a)	604,000	239,587
Shanghai Industrial Holdings Ltd. Class H	170,000	302,628
Sun Hung Kai Properties Ltd.	25,000	236,388
Wharf Holdings Ltd.	153,000	522,033
Wing Hang Bank Ltd.	50,000	341,520
TOTAL HONG KONG		9,539,455

India – 7.5%
Alembic Ltd.	29,900	160,911
Bank of Baroda	50,000	245,207
Bharti Televentures Ltd. (a)	50,000	359,308
Cipla Ltd.	50,000	399,767
Gateway Distriparks Ltd.	23,276	118,523
Geodesic Information Systems Ltd.	60,000	290,881
Housing Development Finance Corp. Ltd.	22,900	491,789
IL&FS Investsmart Ltd.	63,876	270,272
Indian Rayon & Industries, Inc.	20,000	261,704
ITC Ltd.	141,450	377,242
IVRCL Infrastructures & Projects Ltd.	13,000	186,549
Max India Ltd. (a)	22,250	291,244
Oil & Natural Gas Corp. Ltd.	23,263	479,532
Punjab National Bank	26,984	259,345
Reliance Industries Ltd.	20,000	338,363
Shree Renuka Sugars Ltd.	1,486	8,582
State Bank of India	45,830	950,380
Zen Technologies Ltd.	30,000	98,147
TOTAL INDIA		5,587,746

Indonesia – 1.1%
PT Mitra Adiperkasa Tbk	2,913,500	287,825
PT Semen Gresik Tbk	168,500	311,282
PT Telkomunikasi Indonesia Tbk Series B	513,500	253,643
TOTAL INDONESIA		852,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

Korea (South) – 20.1%
Binggrea Co. Ltd.	5,980	$248,021
CDNetworks Co. Ltd.	22,355	374,724
Core Logic, Inc.	6,500	227,562
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	15,510	309,011
Doosan Heavy Industries & Construction Co. Ltd.	16,000	346,360
Hyundai Department Store Co. Ltd.	5,000	331,896
Hyundai Engineering & Construction Co. Ltd. (a)	16,000	497,318
Hyundai Mipo Dockyard Co. Ltd.	8,680	536,264
Keangnam Enterprises (a)	20,000	191,571
Kia Motors Corp.	21,830	392,062
Kookmin Bank	30,140	1,654,235
Korea Investment Holdings Co. Ltd.	23,900	613,525
LG Electronics, Inc.	1,850	119,966
LG Household & Health Care Ltd.	10,000	545,977
NHN Corp. (a)	4,000	664,751
Orion Corp.	3,000	581,896
S-Oil Corp.	7,070	528,895
Samsung Electronics Co. Ltd.	9,497	5,021,401
SFA Engineering Corp.	8,000	190,805
Shinhan Financial Group Co. Ltd.	16,960	565,333
Shinsegae Co. Ltd.	1,720	616,168
YBM Sisa.com, Inc.	20,000	375,479
TOTAL KOREA (SOUTH)		14,933,220

Malaysia – 4.3%
AMMB Holdings BHD	1,000,000	630,464
Commerce Asset Holding BHD	500,000	728,477
IOI Corp. BHD	200,000	694,040
Malakoff BHD	150,000	311,921
Malayan Banking BHD	94,700	290,999
Malaysian International Shipping Corp. BHD (For. Reg.)	139,000	349,801
Public Bank BHD (For. Reg.)	46,225	80,817
Tenaga Nasional BHD	55,200	146,225
TOTAL MALAYSIA		3,232,744

Philippines – 1.5%
Banco de Oro Universal Bank	300,000	169,337
Manila Water Co., Inc.	2,500,000	291,333
Philippine Long Distance Telephone Co.	5,580	170,184
San Miguel Corp. Class B	314,000	514,567
TOTAL PHILIPPINES		1,145,421

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Singapore – 6.7%
CapitaLand Ltd.	72,000	$135,171
Chartered Semiconductor Manufacturing Ltd. (a)	321,000	198,985
DBS Group Holdings Ltd.	52,000	469,699
GES International Ltd.	479,000	262,993
HTL International Holdings Ltd.	259,000	192,662
Keppel Corp. Ltd.	55,000	376,657
Oversea-Chinese Banking Corp. Ltd.	40,000	148,774
Parkway Holdings Ltd.	653,000	763,314
Petra Foods Ltd.	323,000	198,317
Sembcorp Marine Ltd.	400,000	647,047
Shanghai Asia Holdings Ltd.	1,282,000	121,097
SIA Engineering Co. Ltd.	261,000	383,676
Singapore Post Ltd.	900,000	605,721
STATS ChipPAC Ltd. (a)	475,000	260,796
United Overseas Bank Ltd.	28,000	228,119
United Overseas Land Ltd.	2,800	3,868
TOTAL SINGAPORE		4,996,896

Taiwan – 15.1%
Acer, Inc.	362,520	733,651
Advanced Semiconductor Engineering, Inc.	30,000	18,285
Advantech Co. Ltd.	98,312	216,247
Ambassador Hotel	700,000	486,118
Cathay Financial Holding Co. Ltd.	219,000	385,109
Chinatrust Financial Holding Co. Ltd.	227,285	176,468
Chipbond Technology Corp.	157,972	204,813
Chunghwa Telecom Co. Ltd.	220,000	372,442
Chunghwa Telecom Co. Ltd. sponsored ADR	20,000	346,400
Delta Electronics, Inc.	300,000	505,194
EVA Airways Corp.	1,138,000	440,934
Formosa International Hotel Corp.	166,000	259,750
High Tech Computer Corp.	60,000	636,633
Inventec Appliances Corp.	5,000	19,522
Kinik Co.	92,000	182,072
MediaTek, Inc.	64,000	552,226
Motech Industries, Inc.	25,965	283,242
Novatek Microelectronics Corp.	79,449	346,908
Pihsiang Machinery Manufacturing Co.	163,620	237,494
Powerchip Semiconductor Corp.	575,931	272,933
Sino-American Silicon Prds, Inc.	289,144	339,546
Springsoft, Inc.	144,179	212,284
Sunplus Technology Co. Ltd.	178,439	155,562

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)

Taiwan – continued
Taiwan Cement Corp.	735,000	$451,276
Taiwan Secom Co.	400,000	540,661
Taiwan Semiconductor Manufacturing Co. Ltd.	877,797	1,360,459
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	46,619	376,682
United Microelectronics Corp.	376,093	199,528
United Microelectronics Corp. sponsored ADR (d)	87,754	256,242
Yageo Corp. (a)	908,000	276,041
Yuanta Core Pacific Securities Co. Ltd.	692,294	371,408
TOTAL TAIWAN		11,216,130

Thailand – 4.6%
Advanced Info Service PCL (For. Reg.)	91,400	224,129
Asia Credit PCL (For. Reg.) (a)	901,100	127,056
Bangkok Bank Ltd. PCL (For. Reg.)	109,400	276,317
Bumrungrad Hospital PCL (For. Reg.)	680,500	446,380
Central Pattana PCL (For. Reg.)	176,000	51,790
Home Product Center PCL (For. Reg.)	1,491,100	255,951
Krung Thai Bank Public Co. Ltd.	526,100	129,009
Land & House PCL unit	2,239,200	436,529
Minor International PCL (For. Reg.)	1,806,740	248,106
PTT Exploration & Production PCL (For. Reg.)	47,100	485,091
Shin Corp. PCL (For. Reg.)	129,900	121,045
Sino Thai Engineering & Construction PCL:
(For. Reg.)	853,000	244,730
(For. Reg.) warrants 3/17/08 (a)	142,167	17,222
Thai Oil PCL (For. Reg.)	141,800	245,142
True Corp. PCL (a)	700,000	127,023
True Corp. PCL (For. Reg.) rights 4/30/08 (a)	190,863	0
TOTAL THAILAND		3,435,520

United Kingdom – 1.7%
Astro All Asia Networks PLC	350,000	509,934
HSBC Holdings PLC (Hong Kong) (Reg.)	46,176	727,364
TOTAL UNITED KINGDOM		1,237,298

TOTAL COMMON STOCKS
(Cost $56,753,129)		63,058,832

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Nonconvertible Preferred Stocks — 3.6%
	Shares	Value (Note 1)
Korea (South) – 3.6%
Hyundai Motor Co.	41,490	$ 2,102,318
Samsung Electronics Co. Ltd.	1,400	569,923
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,463,199)		2,672,241
Money Market Funds — 13.9%
Fidelity Cash Central Fund, 3.92% (b)	9,857,595	9,857,595
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	501,050	501,050
TOTAL MONEY MARKET FUNDS
(Cost $10,358,645)		10,358,645
TOTAL INVESTMENT PORTFOLIO – 102.2%
(Cost $68,574,973)		76,089,718

NET OTHER ASSETS – (2.2)%		(1,647,025)
NET ASSETS – 100%		$74,442,693

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $496,476) (cost $68,574,973) — See
accompanying schedule		$76,089,718
Cash		1,680
Foreign currency held at value (cost $541,662)		541,784
Receivable for investments sold		1,196,871
Receivable for fund shares sold		160,959
Dividends receivable		11,876
Interest receivable		23,825
Receivable from investment adviser for expense
reductions		16,382
Other affiliated receivables		71
Other receivables		276,656
Total assets		78,319,822

Liabilities
Payable for investments purchased	$2,962,080
Payable for fund shares redeemed	199,605
Accrued management fee	44,111
Distribution fees payable	33,404
Other affiliated payables	23,963
Other payables and accrued expenses	112,916
Collateral on securities loaned, at value	501,050
Total liabilities		3,877,129

Net Assets		$74,442,693
Net Assets consist of:
Paid in capital		$60,448,315
Undistributed net investment income		458,779
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		6,021,199
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		7,514,400
Net Assets		$74,442,693

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities — continued
October 31, 2005
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($30,781,763 ÷ 1,738,792 shares)	$17.70
Maximum offering price per share (100/94.25 of
$17.70)	$18.78
Class T:
Net Asset Value and redemption price per share
($14,074,363 ÷ 806,398 shares)	$17.45
Maximum offering price per share (100/96.50 of
$17.45)	$18.08
Class B:
Net Asset Value and offering price per share
($11,504,464 ÷ 679,133 shares)A	$16.94
Class C:
Net Asset Value and offering price per share
($13,291,127 ÷ 784,401 shares)A	$16.94

Institutional Class:
Net Asset Value, offering price and redemption
price per share ($4,790,976 ÷ 266,626
shares)	$17.97
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$1,640,625
Interest		86,355
Security lending		5,791
		1,732,771
Less foreign taxes withheld		(222,708)
Total income		1,510,063

Expenses
Management fee	$413,094
Transfer agent fees	208,468
Distribution fees	309,494
Accounting and security lending fees	32,925
Independent trustees’ compensation	254
Custodian fees and expenses	155,396
Registration fees	45,380
Audit	105,867
Legal	7,279
Miscellaneous	1,441
Total expenses before reductions	1,279,598
Expense reductions	(228,315)	1,051,283

Net investment income (loss)		458,780
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	6,324,773
Foreign currency transactions	(48,752)
Total net realized gain (loss)		6,276,021
Change in net unrealized appreciation (depreciation) on:
Investment securities	4,767,642
Assets and liabilities in foreign currencies	(18,829)
Total change in net unrealized appreciation
(depreciation)		4,748,813
Net gain (loss)		11,024,834
Net increase (decrease) in net assets resulting from
operations		$11,483,614

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
		Year ended	Year ended
		October 31,	October 31,
		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$458,780	$(21,099)
Net realized gain (loss)		6,276,021	5,045,008
Change in net unrealized appreciation (depreciation) .		4,748,813	(2,706,763)
Net increase (decrease) in net assets resulting
from operations		11,483,614	2,317,146
Distributions to shareholders from net investment income	.	—	(387,542)
Distributions to shareholders from net realized gain		(154,881)	—
Total distributions		(154,881)	(387,542)
Share transactions -- net increase (decrease)		20,346,589	389,641
Redemption fees		10,434	18,627
Total increase (decrease) in net assets		31,685,756	2,337,872

Net Assets
Beginning of period		42,756,937	40,419,065
End of period (including undistributed net investment
income of $458,779 and accumulated net invest-
ment loss of $1,228, respectively)		$74,442,693	$42,756,937

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights — Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 13.96	$ 13.07	$ 9.89	$9.15	$ 12.29
Income from Investment
Operations
Net investment income (loss)C	18.03		.07	(.02)	(.03)
Net realized and unrealized
gain (loss)	3.61	1.00F	3.11	.76	(3.11)
Total from investment operations	3.79	1.03	3.18	.74	(3.14)
Distributions from net investment
income	—	(.15)	—	—	—
Distributions from net realized
gain	(.05)	—	—	—	—
Total distributions	(.05)	(.15)	—	—	—
Redemption fees added to paid in
capitalC	—E	.01	—	—	—
Net asset value, end of period	$ 17.70	$ 13.96	$ 13.07	$9.89	$ 9.15
Total ReturnA,B	27.23%	8.01%F	32.15%	8.09%	(25.55)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.90%	2.24%	2.81%	2.56%	2.56%
Expenses net of voluntary waiv-
ers, if any	1.61%	2.00%	2.02%	2.00%	2.00%
Expenses net of all reductions	1.55%	1.99%	2.02%	1.98%	1.97%
Net investment income (loss)	1.08%	.21%	.70%	(.17)%	(.26)%
Supplemental Data
Net assets, end of period (000
omitted)	$30,782	$21,099	$24,161	$18,314	$18,151
Portfolio turnover rate	66%	232%	172%	121%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18% . The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 13.80	$ 12.92	$9.81	$9.09	$ 12.25
Income from Investment
Operations
Net investment income (loss)C	14	—E	.05	(.05)	(.06)
Net realized and unrealized
gain (loss)	3.56	.99F	3.06	.77	(3.10)
Total from investment operations	3.70	.99	3.11	.72	(3.16)
Distributions from net investment
income	—	(.12)	—	—	—
Distributions from net realized
gain	(.05)	—	—	—	—
Total distributions	(.05)	(.12)	—	—	—
Redemption fees added to paid in
capitalC	—E	.01	—	—	—
Net asset value, end of period	$ 17.45	$ 13.80	$12.92	$9.81	$ 9.09
Total ReturnA,B	26.89%	7.78%F	31.70%	7.92%	(25.80)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.27%	2.76%	3.43%	3.16%	3.41%
Expenses net of voluntary waiv-
ers, if any	1.84%	2.25%	2.27%	2.25%	2.25%
Expenses net of all reductions	1.79%	2.24%	2.26%	2.23%	2.22%
Net investment income (loss)	85%	(.04)%	.45%	(.42)%	(.51)%
Supplemental Data
Net assets, end of period (000
omitted)	$14,074	$ 7,658	$4,982	$ 4,347	$ 2,842
Portfolio turnover rate	66%	232%	172%	121%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund was an increase in realized and unrealized gain (loss) per share of $.50. Excluding this benefit, the total return would have been 3.95% . The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights — Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 13.46	$ 12.64	$9.63	$8.97	$ 12.15
Income from Investment
Operations
Net investment income (loss)C	06	(.07)	(.01)	(.10)	(.11)
Net realized and unrealized
gain (loss)	3.47	.96F	3.02	.76	(3.07)
Total from investment operations	3.53	.89	3.01	.66	(3.18)
Distributions from net investment
income	—	(.08)	—	—	—
Distributions from net realized
gain	(.05)	—	—	—	—
Total distributions	(.05)	(.08)	—	—	—
Redemption fees added to paid in
capitalC	—E	.01	—	—	—
Net asset value, end of period	$ 16.94	$ 13.46	$12.64	$9.63	$ 8.97
Total ReturnA,B	26.31%	7.14%F	31.26%	7.36%	(26.17)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.75%	3.19%	3.87%	3.63%	3.66%
Expenses net of voluntary waiv-
ers, if any	2.35%	2.75%	2.77%	2.75%	2.75%
Expenses net of all reductions	2.29%	2.74%	2.77%	2.73%	2.72%
Net investment income (loss)	34%	(.54)%	(.05)%	(.92)%	(1.01)%
Supplemental Data
Net assets, end of period (000
omitted)	$11,504	$ 7,065	$5,157	$ 2,787	$ 2,466
Portfolio turnover rate	66%	232%	172%	121%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund was an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31% . The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 13.46	$ 12.65	$9.64	$8.98	$ 12.16
Income from Investment
Operations
Net investment income (loss)C	06	(.07)	(.01)	(.10)	(.11)
Net realized and unrealized
gain (loss)	3.47	.96F	3.02	.76	(3.07)
Total from investment operations	3.53	.89	3.01	.66	(3.18)
Distributions from net investment
income	—	(.09)	—	—	—
Distributions from net realized
gain	(.05)	—	—	—	—
Total distributions	(.05)	(.09)	—	—	—
Redemption fees added to paid in
capitalC	—E	.01	—	—	—
Net asset value, end of period	$ 16.94	$ 13.46	$12.65	$9.64	$ 8.98
Total ReturnA,B	26.31%	7.14%F	31.22%	7.35%	(26.15)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.67%	3.02%	3.70%	3.53%	3.52%
Expenses net of voluntary waiv-
ers, if any	2.34%	2.75%	2.77%	2.75%	2.75%
Expenses net of all reductions	2.28%	2.74%	2.76%	2.73%	2.72%
Net investment income (loss)	35%	(.54)%	(.05)%	(.92)%	(1.01)%
Supplemental Data
Net assets, end of period (000
omitted)	$13,291	$ 6,484	$4,581	$ 2,220	$ 1,263
Portfolio turnover rate	66%	232%	172%	121%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund was an increase in realized and unrealized gain (loss) per share of $.49. Excluding this benefit, the total return would have been 3.31% . The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights — Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 14.13	$ 13.20	$9.97	$9.21	$ 12.34
Income from Investment
Operations
Net investment income (loss)B	24.06		.10	.01	—D
Net realized and unrealized
gain (loss)	3.65	1.01E	3.13	.75	(3.13)
Total from investment operations	3.89	1.07	3.23	.76	(3.13)
Distributions from net investment
income	—	(.15)	—	—	—
Distributions from net realized
gain	(.05)	—	—	—	—
Total distributions	(.05)	(.15)	—	—	—
Redemption fees added to paid in
capitalB	—D	.01	—	—	—
Net asset value, end of period	$ 17.97	$ 14.13	$13.20	$9.97	$9.21
Total ReturnA	27.61%	8.24%E	32.40%	8.25%	(25.36)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	1.52%	2.11%	2.55%	2.18%	2.20%
Expenses net of voluntary waiv-
ers, if any	1.29%	1.75%	1.77%	1.75%	1.75%
Expenses net of all reductions	1.24%	1.74%	1.77%	1.73%	1.72%
Net investment income (loss)	1.40%	.46%	.94%	.08%	(.01)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 4,791	$ 452	$1,538	$674	$658
Portfolio turnover rate	66%	232%	172%	121%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E In 2004 the fund received a favorable ruling in India which entitles the fund to a refund of capital gains taxes paid in the current and prior years. The impact to the fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.41% . The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

26

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

27 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

On September 27, 2004, the fund received a final and favorable ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The favorable ruling entitled the fund to a refund of capital gains taxes paid in prior years and exempts the fund from taxes on future realized gains. The total benefit to the fund resulting from the ruling was US $1,547,115, and the per-share and total return impacts are disclosed on the Financial Highlights. A receivable balance of $270,638 for the tax refund is reflected in “Other Receivables” on the Statement of Assets and Liabilities.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$10,149,572
Unrealized depreciation	(3,090,529)
Net unrealized appreciation (depreciation)	7,059,043
Undistributed ordinary income	5,321,308
Undistributed long-term capital gain	1,375,822

Cost for federal income tax purposes	$69,030,675

Annual Report

28

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$—	$275,262
Long-term Capital Gains	154,881	112,280
Total	$154,881	$387,542

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $51,484,418 and $35,285,587, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

29 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$64,382	$3,875
Class T	25%	.25%	55,806	—
Class B	75%	.25%	95,080	71,310
Class C	75%	.25%	94,226	29,064

			$309,494	$104,249

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$31,068
Class T	7,855
Class B*	15,463
Class C*	3,063
$57,449

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

30

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$79,535.31
Class T	50,773.45
Class B	40,588.43
Class C	33,669.36
Institutional Class	3,903.28
	$208,468

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $96,744 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less

31 Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense			Reimbursement
	Limitations			from adviser
Class A	2.00%	--	1.50%*	$75,118
Class T	2.25%	--	1.75%*	47,967
Class B	2.75%	--	2.25%*	38,152
Class C	2.75%	--	2.25%*	31,072
Institutional Class	1.75%	--	1.25%*	3,161
				$195,470
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $32,744 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $101.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also

Annual Report

32

8. Other - continued

enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2005	2004
From net investment income
Class A	$—	$262,328
Class T	—	47,004
Class B	—	33,782
Class C	—	35,907
Institutional Class	—	8,521
Total	$—	$387,542
From net realized gain
Class A	$75,153	$—
Class T	27,877	—
Class B	25,998	—
Class C	24,310	—
Institutional Class	1,543	—
Total	$154,881	$—

33 Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	518,720	434,733	$9,010,497	$6,185,174
Reinvestment of distributions	3,450	12,079	49,821	161,725
Shares redeemed	(294,932)	(783,804)	(4,849,332)	(10,515,828)
Net increase (decrease)	227,238	(336,992) $	4,210,986	$ (4,168,929)
Class T
Shares sold	415,914	380,716	$7,007,372	$5,152,134
Reinvestment of distributions	1,927	3,427	27,491	45,376
Shares redeemed	(166,466)	(214,653)	(2,751,962)	(2,869,764)
Net increase (decrease)	251,375	169,490	$4,282,901	$2,327,746
Class B
Shares sold	286,104	349,019	$4,680,793	$4,672,186
Reinvestment of distributions	1,678	2,359	23,339	30,615
Shares redeemed	(133,436)	(234,681)	(2,146,830)	(3,052,361)
Net increase (decrease)	154,346	116,697	$2,557,302	$1,650,440
Class C
Shares sold	436,813	348,062	$7,256,680	$4,708,149
Reinvestment of distributions	1,423	2,295	19,794	29,763
Shares redeemed	(135,427)	(230,906)	(2,135,513)	(3,009,906)
Net increase (decrease)	302,809	119,451	$5,140,961	$1,728,006
Institutional Class
Shares sold	257,830	57,551	$4,557,639	$812,450
Reinvestment of distributions	24	102	347	1,386
Shares redeemed	(23,195)	(142,162)	(403,547)	(1,961,458)
Net increase (decrease)	234,659	(84,509)	$4,154,439	$ (1,147,622)

Annual Report

34

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Emerging Asia Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

35 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

Annual Report 36

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Emerging Asia
(2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR
(2005-present). Previously, Mr. Jonas served as President of Fidelity En-
terprise Operations and Risk Services (2004-2005), Chief Administra-
tive Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

37 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report 38

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

Annual Report 40

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

41 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infir-
mary, Historic Deerfield, John F. Kennedy Library, and the Museum of
Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Emerging Asia. Mr. Churchill also serves as
Vice President of certain Equity Funds (2005-present) and certain High
Income Funds (2005-present). Previously, he served as Head of Fidelity’s
Fixed-Income Division (2000-2005), Vice President of Fidelity’s Money
Market Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and
Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined
Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-
Income Investments.

Annual Report 42

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Emerging Asia. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of
FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity
Management & Research (U.K.) Inc. (2001-present), Fidelity Manage-
ment & Research (Far East) Inc. (2001-present), and Fidelity Investments
Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct
Member, Faculty of Law, at Boston College Law School (2003-present).
Previously, Mr. Roiter served as Vice President and Secretary of Fidelity
Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Emerging Asia. Mr. Fross also serves as
Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Emerging Asia. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President
(2003) and an employee (2002) of FMR. Before joining Fidelity Invest-
ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC)
(1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Emerging Asia. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present).
He also serves as Senior Vice President of Fidelity Pricing and Cash
Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Emerging Asia. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and
Executive Vice President of Risk Oversight for Fidelity Investments
(2002). Previously, he served as Executive Vice President and Chief Op-
erating Officer for Fidelity Investments Institutional Services Company,
Inc. (1998-2002).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Emerging Asia. Mr. Hebble also serves as
Deputy Treasurer of other Fidelity funds (2003), and is an employee of
FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche
Asset Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Emerging Asia. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Emerging Asia. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer
(2002-2004) of the Franklin Templeton Funds and Senior Vice President
of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Emerging Asia. Mr. Robins also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2004-present). Before joining Fidelity Investments, Mr.
Robins worked at KPMG LLP, where he was a partner in KPMG’s de-
partment of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accoun-
tant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Emerging Asia. Mr. Byrnes also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Byrnes served as Vice
President of FPCMS (2003-2005). Before joining Fidelity Investments,
Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

Annual Report 44

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 1994
Assistant Treasurer of Advisor Emerging Asia. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of
FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Emerging Asia. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Emerging Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Emerging Asia. Mr. Ryan also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Ryan served as Vice Pres-
ident of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Emerging Asia. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments,
Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder
Funds and Vice President and Head of Fund Reporting (1996-2003).

45 Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/12/05	12/09/05	$.206	$1.39

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $1,400,505, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $130,197, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

46

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Asia Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

Annual Report

48

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one-, three-, and five-year periods. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because unlike most of its Lipper peers, the fund focuses its investments on securities of emerging market issuers. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

50

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2004, the total expenses of each of Class B and Class C ranked equal to its competitive median for 2004, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

52

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class T and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures

Annual Report

54

are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

55 Annual Report

Annual Report

56

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

Fidelity® Advisor

Emerging Markets

Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	8	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	9	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	20	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent	37
Registered Public
Accounting Firm
Trustees and Officers	39
Board Approval of	49
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Life of
	year	FundA
Fidelity Advisor Emerging Markets
Class A (incl. 5.75% sales charge)	31.30%	17.68%
Class T (incl. 3.50% sales charge)	33.98%	19.11%
Class B (incl. contingent deferred sales charge)B	33.15%	18.94%
Class C (incl. contingent deferred sales charge)C	37.25%	21.25%

A From March 29, 2004.

B Class B shares’ contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 4%, respectively.

C Class C shares’ contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

6

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Markets Fund — Class T on March 29, 2004, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Emerging Markets Index performed over the same period.

7 Annual Report 7

Management’s Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund

Emerging-markets stocks posted strong gains for the year ending October 31, 2005, as the Morgan Stanley Capital InternationalSM Emerging Markets Index soared 34.34% . The lofty return was largely driven by the skyrocketing prices of oil and other commodities. Many emerging markets are commodity exporters — particularly in Latin America — which helped the economies and fiscal health of these countries. As such, the Latin American region generally outperformed other emerging markets. Still, neither of the top two performers were in the Western Hemisphere. Egypt and Jordan topped the index, despite making up less than 1.00% of the index combined on average during the period. Stocks in the Far East posted strong absolute returns, but mostly trailed other emerging markets because they are primarily exporters of technology, which saw diminished demand. South Korea, the largest component of the index during the past year, rose more than 46%. However, Taiwan, the second-largest constituent, was a significant drag, gaining only 4%. Brazil, the largest Latin American component, was up more than 75%.

During the past year, the fund’s Class A, Class T, Class B and Class C shares gained 39.31%, 38.84%, 38.15% and 38.25%, respectively, outpacing the MSCIr Emerging Markets index and the LipperSM Emerging Markets Funds Average, which returned 32.14% . Despite increasing oil prices, concerns about rising U.S. interest rates and uncertainty regarding global growth, emerging-markets equities performed quite well. Good stock picking and the resulting country weightings fueled the fund’s outperformance versus the index. In terms of individual holdings, Samsung Electronics — by far the largest position in the fund — was a strong contributor in absolute terms. Samsung is the low-cost leader in most of its businesses and has made great strides in building its brand name. America Movil, a mobile phone company headquartered in Mexico, was another contributor — both on an absolute basis and relative to the index. The company benefited from subscriber additions in South and Central America, where mobile phone penetration was low. Egyptian mobile phone company Orascom Telecom, and Brazilian bank Banco Bradesco, also boosted returns. On a less favorable note, profitability concerns hurt Harmony Gold, a South African mining company. China International Marine Containers — the world’s largest manufacturer of shipping containers — was another notable detractor. Investor concerns about weakening global shipping demand put pressure on its shares.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

8 8

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,212.50	$8.92
HypotheticalA	$1,000.00	$1,017.14	$8.13
Class T
Actual	$1,000.00	$1,210.40	$10.31
HypotheticalA	$1,000.00	$1,015.88	$9.40
Class B
Actual	$1,000.00	$1,207.10	$13.07
HypotheticalA	$1,000.00	$1,013.36	$11.93

9 Annual Report

Shareholder Expense Example - continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,208.00	$13.08
HypotheticalA	$1,000.00	$1,013.36	$11.93
Institutional Class
Actual	$1,000.00	$1,213.70	$7.53
HypotheticalA	$1,000.00	$1,018.40	$6.87

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.60%
Class T	1.85%
Class B	2.35%
Class C	2.35%
Institutional Class	1.35%

Annual Report

10

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Samsung Electronics Co. Ltd. (Korea (South),
Semiconductors & Semiconductor Equipment)	5.6	6.6
America Movil SA de CV Series L sponsored
ADR (Mexico, Wireless Telecommunication
Services)	3.1	2.4
Lukoil Oil Co. sponsored ADR (Russia, Oil, Gas
& Consumable Fuels)	2.8	1.5
Petroleo Brasileiro SA Petrobas (Brazil, Oil, Gas
& Consumable Fuels)	2.5	1.9
China Mobile (Hong Kong) Ltd. (Hong Kong,
Wireless Telecommunication Services)	1.9	0.0
	15.9
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.2	19.9
Information Technology	17.1	16.0
Energy	14.3	10.7
Telecommunication Services	11.0	11.0
Materials	10.5	10.3
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Korea (South)	21.9	23.2
Brazil	13.5	9.1
South Africa	9.8	11.4
Taiwan	8.8	8.9
Russia	7.2	5.3
Percentages are adjusted for the effect of open futures contracts, if applicable.

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 96.8%
	Shares	Value (Note 1)

Argentina – 0.3%
Inversiones y Representaciones SA sponsored GDR (a)	5,600	$64,792
Nortel Inversora SA (PN-B) sponsored ADR (a)	2,000	20,020
TOTAL ARGENTINA		84,812

Austria – 0.7%
Raiffeisen International Bank Holding AG	3,300	207,683
Bermuda – 0.8%
Aquarius Platinum Ltd. (Australia)	10,500	78,514
Central European Media Enterprises Ltd. Class A (a)	2,800	130,172
Sinochem Hong Kong Holding Ltd. (a)	195,200	31,475
TOTAL BERMUDA		240,161

Brazil – 13.5%
AES Tiete SA (PN)	4,793,600	105,375
Banco Bradesco SA:
(PN)	9,000	463,229
(PN) sponsored ADR (non-vtg.)	1,100	57,079
Banco Itau Holding Financeira SA (PN)	14,470	345,139
Banco Nossa Caixa SA	700	11,595
Companhia Energetica de Minas Gerais (CEMIG) (PN)
sponsored ADR (non-vtg.)	6,200	225,680
Companhia Vale do Rio Doce:
(PN-A) sponsored ADR (non-vtg.) (a)	14,500	535,050
sponsored ADR (non-vtg.)	4,900	202,517
Diagnosticos da America SA	6,200	101,048
Itausa Investimentos Itau SA (PN)	42,800	128,107
Lojas Renner SA	4,500	119,904
Natura Cosmeticos SA	2,200	88,897
NET Servicos de Communicacao SA sponsored ADR	23,900	95,839
Petroleo Brasileiro SA Petrobras:
(PN)	25,900	368,061
(PN) sponsored ADR (non-vtg.)	6,300	361,431
sponsored ADR (non-vtg.)	4,800	306,720
Telesp Celular Participacoes SA (PN) (a)	4,800	16,861
Uniao de Bancos Brasileiros SA (Unibanco):
unit	9,600	100,698
GDR	2,500	130,750
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	6,400	129,035
TOTAL BRAZIL		3,893,015

British Virgin Islands – 0.1%
Titanium Resources Group Ltd.	22,300	21,517
See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

Cayman Islands – 0.5%
Foxconn International Holdings Ltd.	131,000	$140,259
China – 2.2%
Anhui Expressway Co. Ltd. (H Shares)	60,000	30,379
Beijing Capital International Airport Co. Ltd. (H Shares)	92,000	37,087
China Construction Bank Corp. (H Shares)	373,300	113,164
China International Marine Containers Co. Ltd. (B Shares)	54,200	45,096
China Petroleum & Chemical Corp. (H Shares)	550,800	221,697
China Shenhua Energy Co. Ltd. (H Shares)	80,400	88,157
Xinao Gas Holdings Ltd.	122,000	92,852
TOTAL CHINA		628,432

Czech Republic – 0.6%
Ceske Energeticke Zavody AS	6,800	178,514
Egypt – 1.6%
Commercial International Bank Ltd. sponsored GDR	7,200	67,680
Eastern Tobacco Co.	2,400	95,475
Misr International Bank Sae GDR	3,550	13,313
Orascom Construction Industries SAE GDR	1,720	118,164
Orascom Telecom SAE GDR	3,192	156,568
TOTAL EGYPT		451,200

Hong Kong – 2.9%
Chaoda Modern Agriculture (Holdings) Ltd.	240,700	90,820
China Mobile (Hong Kong) Ltd.	121,700	546,433
China Overseas Land & Investment Ltd.	269,700	82,628
Kerry Properties Ltd.	44,000	110,112
TOTAL HONG KONG		829,993

Hungary – 0.8%
OTP Bank Rt.	6,700	239,503
India – 3.0%
Apollo Hospitals Enterprise Ltd. GDR (a)(c)	2,500	23,868
Bharat Forge Ltd.	5,717	40,832
Bharti Televentures Ltd. (a)	6,191	44,489
Crompton Greaves Ltd.	4,835	66,019
Gujarat Ambuja Cement Ltd.	37,659	58,030
Jaiprakash Associates Ltd.	6,078	37,726
Larsen & Toubro Ltd.	3,375	104,743
Oil & Natural Gas Corp. Ltd.	6,585	135,740
Reliance Industries Ltd.	12,599	213,152

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

India – continued
State Bank of India	6,649	$137,881
Suzlon Energy Ltd. (a)	300	4,757
TOTAL INDIA		867,237

Indonesia – 0.7%
PT Aneka Tambang Tbk	330,000	83,947
PT Bank Central Asia Tbk	360,800	114,950
TOTAL INDONESIA		198,897

Israel – 4.5%
Bank Hapoalim BM (Reg.)	36,528	139,907
ECI Telecom Ltd. (a)	5,300	40,280
Israel Chemicals Ltd.	40,800	154,863
Ituran Location & Control Ltd.	3,300	42,900
M-Systems Flash Disk Pioneers Ltd. (a)	4,000	126,760
Nice Systems Ltd. sponsored ADR (a)	1,600	69,872
Orckit Communications Ltd. (a)	7,800	166,842
Partner Communications Co. Ltd. ADR	9,300	75,702
RADWARE Ltd. (a)	4,300	79,163
Teva Pharmaceutical Industries Ltd. sponsored ADR	10,800	411,696
TOTAL ISRAEL		1,307,985

Korea (South) – 21.6%
Asiana Airlines, Inc. (a)	9,318	39,137
CJ Home Shopping	1,199	106,233
Core Logic, Inc.	1,400	49,013
Daegu Bank Co. Ltd.	16,870	201,180
Daelim Industrial Co.	3,220	187,525
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	9,370	186,682
Dongbu Insurance Co. Ltd.	7,070	88,375
Hanil Cement Co. Ltd.	1,530	99,362
Hanwha Corp.	3,770	70,417
Hynix Semiconductor, Inc. (a)	2,430	44,341
Hyundai Department Store Co. Ltd.	1,850	122,802
Hyundai Heavy Industries Co. Ltd.	830	53,982
Hyundai Mipo Dockyard Co. Ltd.	1,970	121,710
Hyundai Motor Co.	5,940	435,827
Hyundai Securities Co. Ltd. (a)	9,580	88,184
Industrial Bank of Korea	10,590	125,782
Kia Motors Corp.	8,190	147,090
Korea Exchange Bank (a)	3,390	37,342
Korea Gas Corp.	3,700	127,586
Korea Investment Holdings Co. Ltd.	4,300	110,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)

Korea (South) – continued
Korean Air Co. Ltd.	3,060	$57,155
Kumho Tire Co., Inc.	1,820	26,934
Kyeryong Construction Industrial Co. Ltd.	2,370	58,228
LG Electronics, Inc.	3,120	202,322
LG Engineering & Construction Co. Ltd.	4,210	180,457
MegaStudy Co. Ltd.	1,979	78,383
NHN Corp. (a)	914	151,896
POSCO	1,170	237,026
Pusan Bank	8,280	86,052
Pyung Hwa Industrial Co. Ltd.	12,167	75,869
Samchully Co. Ltd.	1,000	108,238
Samsung Electronics Co. Ltd.	3,076	1,626,384
Samsung Heavy Industries Ltd.	10,390	131,865
Shinhan Financial Group Co. Ltd.	7,200	240,000
SK Corp.	4,440	227,529
Ssangyong Motor Co. (a)	9,500	73,889
Woongjin Coway Co. Ltd.	2,200	37,931
Wooree Lighting Co. Ltd.	13,100	69,139
Woori Finance Holdings Co. Ltd.	8,610	132,366
TOTAL KOREA (SOUTH)		6,244,616

Lebanon – 0.2%
Solidere GDR (a)	4,600	64,400
Luxembourg – 1.1%
Evraz Group SA GDR	4,300	73,100
Orco Property Group	1,000	63,654
Tenaris SA sponsored ADR	1,700	186,745
TOTAL LUXEMBOURG		323,499

Mexico – 7.2%
America Movil SA de CV Series L sponsored ADR	34,000	892,500
Cemex SA de CV sponsored ADR	8,400	437,388
Grupo Financiero Banorte SA de CV Series O	13,189	112,448
Grupo Mexico SA de CV Series B	88,849	171,421
Sare Holding SA de CV Series B (a)	39,200	40,341
Urbi, Desarrollos Urbanos, SA de CV (a)	23,800	152,253
Wal-Mart de Mexico SA de CV Series V	54,852	267,852
TOTAL MEXICO		2,074,203

Oman – 0.2%
BankMuscat SAOG sponsored GDR (a)(c)	2,500	62,500

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Philippines – 0.5%
Philippine Long Distance Telephone Co.	4,990	$152,190
Poland – 0.3%
Globe Trade Centre SA (a)	1,100	46,580
Grupa Lotos SA	3,900	47,775
TOTAL POLAND		94,355

Russia – 7.2%
Lukoil Oil Co. sponsored ADR	14,638	817,532
Mobile TeleSystems OJSC sponsored ADR	5,400	199,746
Novatek JSC GDR (a)(c)	6,300	141,624
OAO Gazprom sponsored ADR	4,634	276,882
RBC Information Systems Jsc (a)	6,100	33,123
Sberbank RF GDR (a)	1,500	133,394
Seventh Continent (a)	3,300	70,125
Sibneft sponsored ADR (a)	2,288	41,184
Sistema JSFC sponsored:
GDR (c)	3,900	87,360
GDR	5,000	112,000
Vimpel Communications sponsored ADR (a)	2,800	112,000
VSMPO-Avisma Corp. (a)	400	62,600
TOTAL RUSSIA		2,087,570

Singapore – 0.2%
Boustead Singapore Ltd.	92,000	52,142
South Africa – 9.8%
Absa Group Ltd.	8,710	115,528
Aflease Gold & Uranium Resources Ltd. (a)	36,213	26,175
African Bank Investments Ltd.	66,347	197,854
Aspen Pharmacare Holdings PLC	6,000	27,720
Aveng Ltd.	31,888	80,076
Edgars Consolidated Stores Ltd.	37,630	167,120
Foschini Ltd.	11,100	70,719
Impala Platinum Holdings Ltd.	2,008	219,967
JD Group Ltd.	13,800	147,563
Lewis Group Ltd.	8,422	50,394
Massmart Holdings Ltd.	9,100	70,250
MTN Group Ltd.	56,300	419,523
Naspers Ltd. Class N sponsored ADR	11,100	161,394
Sasol Ltd.	15,170	479,291
Standard Bank Group Ltd.	30,900	318,671
Steinhoff International Holdings Ltd.	50,900	133,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks – continued
	Shares	Value (Note 1)

South Africa – continued
Sun International Ltd.	5,500	$62,295
Telkom SA Ltd.	3,996	75,483
TOTAL SOUTH AFRICA		2,823,228

Taiwan – 8.8%
Acer, Inc.	67,460	136,522
ASUSTeK Computer, Inc.	20,000	52,337
China Motor Co. Ltd.	42,340	39,562
Chinatrust Financial Holding Co. Ltd.	187,962	145,937
Chipbond Technology Corp.	90,710	117,607
Compal Electronics, Inc.	131,000	115,572
Delta Electronics, Inc.	62,984	106,064
Far EasTone Telecommunications Co. Ltd.	108,100	125,655
First Financial Holding Co. Ltd.	137,900	92,477
High Tech Computer Corp.	18,200	193,112
Hon Hai Precision Industry Co. Ltd. (Foxconn)	85,010	367,389
MediaTek, Inc.	20,900	180,336
Motech Industries, Inc.	3,185	34,744
Novatek Microelectronics Corp.	34,754	151,751
Siliconware Precision Industries Co. Ltd.	145,000	130,084
Taiwan Semiconductor Manufacturing Co. Ltd.	279,631	433,388
United Microelectronics Corp.	198,291	105,199
XAC Automation Corp.	7,350	5,729
TOTAL TAIWAN		2,533,465

Thailand – 1.0%
Minor International PCL (For. Reg.)	72,100	9,901
Siam Cement PCL (For. Reg.)	29,200	164,689
Siam Commercial Bank PCL (For. Reg.)	109,000	126,294
TOTAL THAILAND		300,884

Turkey – 4.4%
Acibadem Saglik Hizmetleri AS	9,000	59,933
Akbank T. A. S.	35,400	220,022
Alarko Gayrimenkul Yatirim Ortakligi AS (a)	1,800	82,575
Arcelik AS	8,600	51,225
Aygaz AS	11,000	31,905
Boyner Buyuk Magazacilik AS (a)	12,600	35,987
Denizbank AS	13,800	77,092
Dogan Yayin Holding AS	39,312	99,480
Dogus Otomotiv Servis ve Ticaret AS	9,400	34,359
Enka Insaat ve Sanayi AS	6,500	71,661
Eregli Demir ve Celik Fabrikalari TAS	2,000	10,803

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Turkey – continued
Finansbank AS	52,076	$157,981
Tupras-Turkiye Petrol Rafinerileri AS	6,800	116,226
Turk Traktor ve Ziraat Makinalari AS	7,800	41,265
Turkiye Is Bankasi AS Series C unit	18,998	131,433
Yapi ve Kredi Bankasi AS (a)	16,864	62,889
TOTAL TURKEY		1,284,836

Ukraine – 0.3%
Stirol sponsored ADR (a)	480	62,143
Ukrnafta Open JSC sponsored ADR (a)	185	39,109
TOTAL UKRAINE		101,252

United Arab Emirates – 0.3%
Investcom LLC GDR	6,300	85,113
United Kingdom – 0.5%
Kazakhmys PLC	8,100	77,439
Oxus Gold PLC (a)	51,200	56,201
TOTAL UNITED KINGDOM		133,640

United States of America – 1.0%
Central European Distribution Corp. (a)	3,336	132,806
CTC Media, Inc. (d)	799	11,998
DSP Group, Inc. (a)	3,100	76,198
Zoran Corp. (a)	3,700	54,316
TOTAL UNITED STATES OF AMERICA		275,318

TOTAL COMMON STOCKS
(Cost $24,291,086)		27,982,419

Nonconvertible Preferred Stocks — 0.3%

Korea (South) – 0.3%
Samsung Electronics Co. Ltd.
(Cost $70,695)	220	89,559

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Money Market Funds — 3.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)
(Cost $1,084,003)	1,084,003	$1,084,003
TOTAL INVESTMENT PORTFOLIO – 100.8%
(Cost $25,445,784)		29,155,981

NET OTHER ASSETS – (0.8)%		(240,784)
NET ASSETS – 100%		$28,915,197

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $315,352 or 1.1% of net assets.

(d) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,998 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
CTC Media, Inc.	1/26/05	$11,998

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $81,011 all of which will expire on October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $25,445,784) —
See accompanying schedule		$29,155,981
Receivable for investments sold		173,248
Receivable for fund shares sold		403,511
Dividends receivable		33,414
Interest receivable		4,026
Receivable from investment adviser for expense
reductions		52,372
Other affiliated receivables		797
Other receivables		3,976
Total assets		29,827,325

Liabilities
Payable to custodian bank	$39,516
Payable for investments purchased	740,784
Payable for fund shares redeemed	11,538
Accrued management fee	18,555
Distribution fees payable	13,043
Other affiliated payables	9,637
Other payables and accrued expenses	79,055
Total liabilities		912,128

Net Assets		$28,915,197
Net Assets consist of:
Paid in capital		$25,256,132
Undistributed net investment income		81,262
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(117,427)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		3,695,230
Net Assets		$28,915,197

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Assets and Liabilities - continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($9,616,852 ÷ 699,345 shares)	$13.75
Maximum offering price per share (100/94.25 of
$13.75)	$14.59
Class T:
Net Asset Value and redemption price per share
($6,800,914 ÷ 496,671 shares)	$13.69
Maximum offering price per share (100/96.50 of
$13.69)	$14.19
Class B:
Net Asset Value and offering price per share
($4,997,022 ÷ 367,963 shares)A	$13.58
Class C:
Net Asset Value and offering price per share
($5,890,497 ÷ 433,567 shares)A	$13.59
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($1,609,912 ÷ 116,624
shares)	$13.80
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements - continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$372,944
Interest		17,149
		390,093
Less foreign taxes withheld		(41,932)
Total income		348,161

Expenses
Management fee	$115,315
Transfer agent fees	59,430
Distribution fees	83,800
Accounting fees and expenses	12,972
Independent trustees’ compensation	54
Custodian fees and expenses	94,604
Registration fees	89,862
Audit	49,903
Legal	1,285
Miscellaneous	91
Total expenses before reductions	507,316
Expense reductions	(243,725)	263,591

Net investment income (loss)		84,570
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,975) .	75,734
Foreign currency transactions	(17,575)
Total net realized gain (loss)		58,159
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred for-
eign taxes of $14,460)	3,426,080
Assets and liabilities in foreign currencies	(731)
Total change in net unrealized appreciation
(depreciation)		3,425,349
Net gain (loss)		3,483,508
Net increase (decrease) in net assets resulting from
operations		$3,568,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Changes in Net Assets
		March 29, 2004
	Year ended	(commencement of
	October 31,	operations) to
	2005	October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$84,570	$(477)
Net realized gain (loss)	58,159	(183,913)
Change in net unrealized appreciation (depreciation) .	3,425,349	269,881
Net increase (decrease) in net assets resulting
from operations	3,568,078	85,491
Share transactions -- net increase (decrease)	20,919,617	4,331,666
Redemption fees	8,417	1,928
Total increase (decrease) in net assets	24,496,112	4,419,085

Net Assets
Beginning of period	4,419,085	—
End of period (including undistributed net investment
income of $81,262 and $0, respectively)	$28,915,197	$4,419,085

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Class A
Years ended October 31,	2005	2004G
Selected Per-Share Data
Net asset value, beginning of period	$9.87	$10.00
Income from Investment Operations
Net investment income (loss)E	12	.02
Net realized and unrealized gain (loss)	3.75	(.16)F
Total from investment operations	3.87	(.14)
Redemption fees added to paid in capitalE	01	.01
Net asset value, end of period	$13.75	$9.87
Total ReturnB,C,D	39.31%	(1.30)%
Ratios to Average Net AssetsH
Expenses before expense reductions	3.15%	10.75%A
Expenses net of voluntary waivers, if any	1.63%	2.00%A
Expenses net of all reductions	1.52%	1.91%A
Net investment income (loss)	95%	.28%A
Supplemental Data
Net assets, end of period (000 omitted)	$9,617	$1,178
Portfolio turnover rate	54%	101%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights — Class T
Years ended October 31,	2005	2004G
Selected Per-Share Data
Net asset value, beginning of period	$9.86	$10.00
Income from Investment Operations
Net investment income (loss)E	09	—I
Net realized and unrealized gain (loss)	3.73	(.15)F
Total from investment operations	3.82	(.15)
Redemption fees added to paid in capitalE	01	.01
Net asset value, end of period	$13.69	$9.86
Total ReturnB,C,D	38.84%	(1.40)%
Ratios to Average Net AssetsH
Expenses before expense reductions	3.53%	11.13%A
Expenses net of voluntary waivers, if any	1.89%	2.25%A
Expenses net of all reductions	1.77%	2.16%A
Net investment income (loss)	70%	.03%A
Supplemental Data
Net assets, end of period (000 omitted)	$6,801	$889
Portfolio turnover rate	54%	101%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights — Class B
Years ended October 31,	2005	2004G
Selected Per-Share Data
Net asset value, beginning of period	$9.83	$10.00
Income from Investment Operations
Net investment income (loss)E	02	(.03)
Net realized and unrealized gain (loss)	3.72	(.15)F
Total from investment operations	3.74	(.18)
Redemption fees added to paid in capitalE	01	.01
Net asset value, end of period	$13.58	$9.83
Total ReturnB,C,D	38.15%	(1.70)%
Ratios to Average Net AssetsH
Expenses before expense reductions	4.00%	11.49%A
Expenses net of voluntary waivers, if any	2.39%	2.75%A
Expenses net of all reductions	2.27%	2.67%A
Net investment income (loss)	20%	(.47)%A
Supplemental Data
Net assets, end of period (000 omitted)	$4,997	$719
Portfolio turnover rate	54%	101%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights — Class C
Years ended October 31,	2005	2004G
Selected Per-Share Data
Net asset value, beginning of period	$9.83	$10.00
Income from Investment Operations
Net investment income (loss)E	02	(.03)
Net realized and unrealized gain (loss)	3.73	(.15)F
Total from investment operations	3.75	(.18)
Redemption fees added to paid in capitalE	01	.01
Net asset value, end of period	$13.59	$9.83
Total ReturnB,C,D	38.25%	(1.70)%
Ratios to Average Net AssetsH
Expenses before expense reductions	4.09%	11.58%A
Expenses net of voluntary waivers, if any	2.39%	2.75%A
Expenses net of all reductions	2.28%	2.66%A
Net investment income (loss)	19%	(.47)%A
Supplemental Data
Net assets, end of period (000 omitted)	$5,890	$1,105
Portfolio turnover rate	54%	101%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights — Institutional Class
Years ended October 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$9.89	$10.00
Income from Investment Operations
Net investment income (loss)D	14	.03
Net realized and unrealized gain (loss)	3.76	(.15)E
Total from investment operations	3.90	(.12)
Redemption fees added to paid in capitalD	01	.01
Net asset value, end of period	$13.80	$9.89
Total ReturnB,C	39.53%	(1.10)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.05%	10.37%A
Expenses net of voluntary waivers, if any	1.41%	1.75%A
Expenses net of all reductions	1.30%	1.66%A
Net investment income (loss)	1.17%	.53%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,610	$529
Portfolio turnover rate	54%	101%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F For the period March 29, 2004 (commencement of operations) to October 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Emerging Markets Fund (the fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

29 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

30

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$4,369,030
Unrealized depreciation	(703,873)
Net unrealized appreciation (depreciation)	3,665,157
Undistributed ordinary income	81,262
Capital loss carryforward	(81,011)

Cost for federal income tax purposes	$25,490,824

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

31 Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $27,852,862 and $7,509,863, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .82% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

32

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$10,252	$1,138
Class T	25%	.25%	16,208	2,272
Class B	75%	.25%	26,713	21,199
Class C	75%	.25%	30,627	14,962
			$83,800	$39,571

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$27,121
Class T	7,165
Class B*	3,431
Class C*	226
$37,943

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

33 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$17,586.43
Class T	14,604.45
Class B	11,641.43
Class C	13,384.44
Institutional Class	2,215.23
	$59,430

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $10,929 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $62 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

34

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser

Class A	2.00%--1.60%*	$62,597
Class T	2.25%--1.85%*	53,456
Class B	2.75%--2.35%*	43,405
Class C	2.75%--2.35%*	52,078
Institutional Class	1.75%--1.35%*	15,841
		$227,377
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $16,331 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $17.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

35 Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004A	2005	2004A
Class A
Shares sold	626,290	121,174	$7,938,744	$1,156,378
Shares redeemed	(46,288)	(1,831)	(542,567)	(16,319)
Net increase (decrease) .	580,002	119,343	$7,396,177	$1,140,059
Class T
Shares sold	460,358	105,410	$5,753,778	$1,016,630
Shares redeemed	(53,845)	(15,252)	(661,780)	(136,708)
Net increase (decrease) .	406,513	90,158	$5,091,998	$879,922
Class B
Shares sold	336,021	76,467	$4,091,942	$742,578
Shares redeemed	(41,193)	(3,332)	(504,698)	(29,257)
Net increase (decrease) .	294,828	73,135	$3,587,244	$713,321
Class C
Shares sold	386,910	112,717	$4,844,275	$1,070,278
Shares redeemed	(65,733)	(327)	(821,834)	(3,252)
Net increase (decrease) .	321,177	112,390	$4,022,441	$1,067,026
Institutional Class
Shares sold	77,612	53,677	$997,482	$532,788
Shares redeemed	(14,515)	(150)	(175,725)	(1,450)
Net increase (decrease) .	63,097	53,527	$821,757	$531,338

A For the period March 29, 2004 (commencement of operations) to October 31, 2004.

Annual Report

36

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended October 31, 2005 and for the period from March 29, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year ended October 31, 2005 and for the period from March 29, 2004 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP

37 Annual Report

Boston, Massachusetts December 19, 2005

Annual Report

38

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Emerging Markets
(2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR
(2005-present). Previously, Mr. Jonas served as President of Fidelity En-
terprise Operations and Risk Services (2004-2005), Chief Administra-
tive Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report 40

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

Annual Report 42

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder, Ste-
vens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

Annual Report 44

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Emerging Markets. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain
High Income Funds (2005-present). Previously, he served as Head of
Fidelity’s Fixed-Income Division (2000-2005), Vice President of Fidelity’s
Money Market Funds (2000-2005), Vice President of Fidelity’s Bond
Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Chur-
chill joined Fidelity in 1993 as Vice President and Group Leader of Tax-
able Fixed-Income Investments.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Robert von Rekowsky (39)

Year of Election or Appointment: 2005
Vice President of Advisor Emerging Markets. Mr. von Rekowsky also serves as Vice President of other funds advised by FMR. Prior to his cur-
rent responsibilities, Mr. von Rekowsky has worked as a research ana-
lyst and manager.

Eric D. Roiter (56)

Year of Election or Appointment: 2004
Secretary of Advisor Emerging Markets. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of
FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity
Management & Research (U.K.) Inc. (2001-present), Fidelity Manage-
ment & Research (Far East) Inc. (2001-present), and Fidelity Investments
Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct
Member, Faculty of Law, at Boston College Law School (2003-present).
Previously, Mr. Roiter served as Vice President and Secretary of Fidelity
Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2004
Assistant Secretary of Advisor Emerging Markets. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice Presi-
dent and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Emerging Markets. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President
(2003) and an employee (2002) of FMR. Before joining Fidelity Invest-
ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC)
(1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Emerging Markets. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present).
He also serves as Senior Vice President of Fidelity Pricing and Cash
Management Services Group (FPCMS).

Annual Report 46

Name, Age; Principal Occupation

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Emerging Markets. Mr. Rathgeber
also serves as Chief Compliance Officer of other Fidelity funds (2004)
and Executive Vice President of Risk Oversight for Fidelity Investments
(2002). Previously, he served as Executive Vice President and Chief Op-
erating Officer for Fidelity Investments Institutional Services Company,
Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Emerging Markets. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at
Deutsche Asset Management where he served as Director of Fund Ac-
counting (2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Emerging Markets. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi-
dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity
Investments Institutional Operations Corporation, Inc. (FIIOC) Client
Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Emerging Markets. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em-
ployee of FMR (2004). Before joining Fidelity Investments, Ms. Monas-
terio served as Treasurer (2000-2004) and Chief Financial Officer
(2002-2004) of the Franklin Templeton Funds and Senior Vice President
of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment:2005
Deputy Treasurer of Advisor Emerging Markets. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments,
Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manag-
er (1999-2000). In addition, Mr. Robins served as Assistant Chief Ac-
countant, United States Securities and Exchange Commission
(2000-2002).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Emerging Markets. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice
President of FPCMS (2003-2005). Before joining Fidelity Investments,
Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Emerging Markets. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Emerging Markets. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Emerging Markets. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Emerging Markets. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice
President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Emerging Markets. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Invest-
ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder
Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report 48

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Markets Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

Annual Report

50

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund’s operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 28% means that 72% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

Annual Report

52

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for the period, the total expenses of each of Class B and Class C ranked equal to its competitive median for the period, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for the period. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class T and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may

Annual Report

54

benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

55 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

Fidelity® Advisor

Emerging Markets

Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	19	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent	36
Registered Public
Accounting Firm
Trustees and Officers	38
Board Approval of	48
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Life of
	year	FundA
Fidelity Advisor Emerging Markets
Institutional ClassA	39.53%	22.42%
A From March 29, 2004.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelityr Advisor Emerging Markets Fund — Institutional Class on March 29, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Emerging Markets Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund

Emerging-markets stocks posted strong gains for the year ending October 31, 2005, as the Morgan Stanley Capital InternationalSM Emerging Markets Index soared 34.34% . The lofty return was largely driven by the skyrocketing prices of oil and other commodities. Many emerging markets are commodity exporters — particularly in Latin America — which helped the economies and fiscal health of these countries. As such, the Latin American region generally outperformed other emerging markets. Still, neither of the top two performers were in the Western Hemisphere. Egypt and Jordan topped the index, despite making up less than 1.00% of the index combined on average during the period. Stocks in the Far East posted strong absolute returns, but mostly trailed other emerging markets because they are primarily exporters of technology, which saw diminished demand. South Korea, the largest component of the index during the past year, rose more than 46%. However, Taiwan, the second-largest constituent, was a significant drag, gaining only 4%. Brazil, the largest Latin American component, was up more than 75%.

During the past year, the fund’s Institutional Class shares gained 39.53%, outpacing the MSCIr Emerging Markets index and the LipperSM Emerging Markets Funds Average, which returned 32.14% . Despite increasing oil prices, concerns about rising U.S. interest rates and uncertainty regarding global growth, emerging-markets equities performed quite well. Good stock picking and the resulting country weightings fueled the fund’s outperformance versus the index. In terms of individual holdings, Samsung — by far the largest position in the fund — was a strong contributor in absolute terms. Samsung is the low-cost leader in most of its businesses and has made great strides in building its brand name. America Movil, a mobile phone company headquartered in Mexico, was another contributor — both on an absolute basis and relative to the index. The company benefited from subscriber additions in South and Central America, where mobile phone penetration was low. Egyptian mobile phone company Orascom Telecom, and Brazilian bank Banco Bradesco, also boosted returns. On a less favorable note, profitability concerns hurt Harmony Gold, a South African mining company. China International Marine Containers — the world’s largest manufacturer of shipping containers — was another notable detractor. Investor concerns about weakening global shipping demand put pressure on its shares.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,212.50	$8.92
HypotheticalA	$1,000.00	$1,017.14	$8.13
Class T
Actual	$1,000.00	$1,210.40	$10.31
HypotheticalA	$1,000.00	$1,015.88	$9.40
Class B
Actual	$1,000.00	$1,207.10	$13.07
HypotheticalA	$1,000.00	$1,013.36	$11.93

Annual Report 8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,208.00	$13.08
HypotheticalA	$1,000.00	$1,013.36	$11.93
Institutional Class
Actual	$1,000.00	$1,213.70	$7.53
HypotheticalA	$1,000.00	$1,018.40	$6.87

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.60%
Class T	1.85%
Class B	2.35%
Class C	2.35%
Institutional Class	1.35%

9 Annual Report

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Samsung Electronics Co. Ltd. (Korea (South),
Semiconductors & Semiconductor Equipment)	5.6	6.6
America Movil SA de CV Series L sponsored
ADR (Mexico, Wireless Telecommunication
Services)	3.1	2.4
Lukoil Oil Co. sponsored ADR (Russia, Oil, Gas
& Consumable Fuels)	2.8	1.5
Petroleo Brasileiro SA Petrobas (Brazil, Oil, Gas
& Consumable Fuels)	2.5	1.9
China Mobile (Hong Kong) Ltd. (Hong Kong,
Wireless Telecommunication Services)	1.9	0.0
	15.9
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.2	19.9
Information Technology	17.1	16.0
Energy	14.3	10.7
Telecommunication Services	11.0	11.0
Materials	10.5	10.3
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Korea (South)	21.9	23.2
Brazil	13.5	9.1
South Africa	9.8	11.4
Taiwan	8.8	8.9
Russia	7.2	5.3
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 96.8%
	Shares	Value (Note 1)

Argentina – 0.3%
Inversiones y Representaciones SA sponsored GDR (a)	5,600	$64,792
Nortel Inversora SA (PN-B) sponsored ADR (a)	2,000	20,020
TOTAL ARGENTINA		84,812

Austria – 0.7%
Raiffeisen International Bank Holding AG	3,300	207,683
Bermuda – 0.8%
Aquarius Platinum Ltd. (Australia)	10,500	78,514
Central European Media Enterprises Ltd. Class A (a)	2,800	130,172
Sinochem Hong Kong Holding Ltd. (a)	195,200	31,475
TOTAL BERMUDA		240,161

Brazil – 13.5%
AES Tiete SA (PN)	4,793,600	105,375
Banco Bradesco SA:
(PN)	9,000	463,229
(PN) sponsored ADR (non-vtg.)	1,100	57,079
Banco Itau Holding Financeira SA (PN)	14,470	345,139
Banco Nossa Caixa SA	700	11,595
Companhia Energetica de Minas Gerais (CEMIG) (PN)
sponsored ADR (non-vtg.)	6,200	225,680
Companhia Vale do Rio Doce:
(PN-A) sponsored ADR (non-vtg.) (a)	14,500	535,050
sponsored ADR (non-vtg.)	4,900	202,517
Diagnosticos da America SA	6,200	101,048
Itausa Investimentos Itau SA (PN)	42,800	128,107
Lojas Renner SA	4,500	119,904
Natura Cosmeticos SA	2,200	88,897
NET Servicos de Communicacao SA sponsored ADR	23,900	95,839
Petroleo Brasileiro SA Petrobras:
(PN)	25,900	368,061
(PN) sponsored ADR (non-vtg.)	6,300	361,431
sponsored ADR (non-vtg.)	4,800	306,720
Telesp Celular Participacoes SA (PN) (a)	4,800	16,861
Uniao de Bancos Brasileiros SA (Unibanco):
unit	9,600	100,698
GDR	2,500	130,750
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	6,400	129,035
TOTAL BRAZIL		3,893,015

British Virgin Islands – 0.1%
Titanium Resources Group Ltd.	22,300	21,517

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Cayman Islands – 0.5%
Foxconn International Holdings Ltd.	131,000	$140,259
China – 2.2%
Anhui Expressway Co. Ltd. (H Shares)	60,000	30,379
Beijing Capital International Airport Co. Ltd. (H Shares)	92,000	37,087
China Construction Bank Corp. (H Shares)	373,300	113,164
China International Marine Containers Co. Ltd. (B Shares)	54,200	45,096
China Petroleum & Chemical Corp. (H Shares)	550,800	221,697
China Shenhua Energy Co. Ltd. (H Shares)	80,400	88,157
Xinao Gas Holdings Ltd.	122,000	92,852
TOTAL CHINA		628,432

Czech Republic – 0.6%
Ceske Energeticke Zavody AS	6,800	178,514
Egypt – 1.6%
Commercial International Bank Ltd. sponsored GDR	7,200	67,680
Eastern Tobacco Co.	2,400	95,475
Misr International Bank Sae GDR	3,550	13,313
Orascom Construction Industries SAE GDR	1,720	118,164
Orascom Telecom SAE GDR	3,192	156,568
TOTAL EGYPT		451,200

Hong Kong – 2.9%
Chaoda Modern Agriculture (Holdings) Ltd.	240,700	90,820
China Mobile (Hong Kong) Ltd.	121,700	546,433
China Overseas Land & Investment Ltd.	269,700	82,628
Kerry Properties Ltd.	44,000	110,112
TOTAL HONG KONG		829,993

Hungary – 0.8%
OTP Bank Rt.	6,700	239,503
India – 3.0%
Apollo Hospitals Enterprise Ltd. GDR (a)(c)	2,500	23,868
Bharat Forge Ltd.	5,717	40,832
Bharti Televentures Ltd. (a)	6,191	44,489
Crompton Greaves Ltd.	4,835	66,019
Gujarat Ambuja Cement Ltd.	37,659	58,030
Jaiprakash Associates Ltd.	6,078	37,726
Larsen & Toubro Ltd.	3,375	104,743
Oil & Natural Gas Corp. Ltd.	6,585	135,740
Reliance Industries Ltd.	12,599	213,152

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

India – continued
State Bank of India	6,649	$137,881
Suzlon Energy Ltd. (a)	300	4,757
TOTAL INDIA		867,237

Indonesia – 0.7%
PT Aneka Tambang Tbk	330,000	83,947
PT Bank Central Asia Tbk	360,800	114,950
TOTAL INDONESIA		198,897

Israel – 4.5%
Bank Hapoalim BM (Reg.)	36,528	139,907
ECI Telecom Ltd. (a)	5,300	40,280
Israel Chemicals Ltd.	40,800	154,863
Ituran Location & Control Ltd.	3,300	42,900
M-Systems Flash Disk Pioneers Ltd. (a)	4,000	126,760
Nice Systems Ltd. sponsored ADR (a)	1,600	69,872
Orckit Communications Ltd. (a)	7,800	166,842
Partner Communications Co. Ltd. ADR	9,300	75,702
RADWARE Ltd. (a)	4,300	79,163
Teva Pharmaceutical Industries Ltd. sponsored ADR	10,800	411,696
TOTAL ISRAEL		1,307,985

Korea (South) – 21.6%
Asiana Airlines, Inc. (a)	9,318	39,137
CJ Home Shopping	1,199	106,233
Core Logic, Inc.	1,400	49,013
Daegu Bank Co. Ltd.	16,870	201,180
Daelim Industrial Co.	3,220	187,525
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	9,370	186,682
Dongbu Insurance Co. Ltd.	7,070	88,375
Hanil Cement Co. Ltd.	1,530	99,362
Hanwha Corp.	3,770	70,417
Hynix Semiconductor, Inc. (a)	2,430	44,341
Hyundai Department Store Co. Ltd.	1,850	122,802
Hyundai Heavy Industries Co. Ltd.	830	53,982
Hyundai Mipo Dockyard Co. Ltd.	1,970	121,710
Hyundai Motor Co.	5,940	435,827
Hyundai Securities Co. Ltd. (a)	9,580	88,184
Industrial Bank of Korea	10,590	125,782
Kia Motors Corp.	8,190	147,090
Korea Exchange Bank (a)	3,390	37,342
Korea Gas Corp.	3,700	127,586
Korea Investment Holdings Co. Ltd.	4,300	110,383

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Korea (South) – continued
Korean Air Co. Ltd.	3,060	$57,155
Kumho Tire Co., Inc.	1,820	26,934
Kyeryong Construction Industrial Co. Ltd.	2,370	58,228
LG Electronics, Inc.	3,120	202,322
LG Engineering & Construction Co. Ltd.	4,210	180,457
MegaStudy Co. Ltd.	1,979	78,383
NHN Corp. (a)	914	151,896
POSCO	1,170	237,026
Pusan Bank	8,280	86,052
Pyung Hwa Industrial Co. Ltd.	12,167	75,869
Samchully Co. Ltd.	1,000	108,238
Samsung Electronics Co. Ltd.	3,076	1,626,384
Samsung Heavy Industries Ltd.	10,390	131,865
Shinhan Financial Group Co. Ltd.	7,200	240,000
SK Corp.	4,440	227,529
Ssangyong Motor Co. (a)	9,500	73,889
Woongjin Coway Co. Ltd.	2,200	37,931
Wooree Lighting Co. Ltd.	13,100	69,139
Woori Finance Holdings Co. Ltd.	8,610	132,366
TOTAL KOREA (SOUTH)		6,244,616

Lebanon – 0.2%
Solidere GDR (a)	4,600	64,400
Luxembourg – 1.1%
Evraz Group SA GDR	4,300	73,100
Orco Property Group	1,000	63,654
Tenaris SA sponsored ADR	1,700	186,745
TOTAL LUXEMBOURG		323,499

Mexico – 7.2%
America Movil SA de CV Series L sponsored ADR	34,000	892,500
Cemex SA de CV sponsored ADR	8,400	437,388
Grupo Financiero Banorte SA de CV Series O	13,189	112,448
Grupo Mexico SA de CV Series B	88,849	171,421
Sare Holding SA de CV Series B (a)	39,200	40,341
Urbi, Desarrollos Urbanos, SA de CV (a)	23,800	152,253
Wal-Mart de Mexico SA de CV Series V	54,852	267,852
TOTAL MEXICO		2,074,203

Oman – 0.2%
BankMuscat SAOG sponsored GDR (a)(c)	2,500	62,500

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)

Philippines – 0.5%
Philippine Long Distance Telephone Co.	4,990	$152,190
Poland – 0.3%
Globe Trade Centre SA (a)	1,100	46,580
Grupa Lotos SA	3,900	47,775
TOTAL POLAND		94,355

Russia – 7.2%
Lukoil Oil Co. sponsored ADR	14,638	817,532
Mobile TeleSystems OJSC sponsored ADR	5,400	199,746
Novatek JSC GDR (a)(c)	6,300	141,624
OAO Gazprom sponsored ADR	4,634	276,882
RBC Information Systems Jsc (a)	6,100	33,123
Sberbank RF GDR (a)	1,500	133,394
Seventh Continent (a)	3,300	70,125
Sibneft sponsored ADR (a)	2,288	41,184
Sistema JSFC sponsored:
GDR (c)	3,900	87,360
GDR	5,000	112,000
Vimpel Communications sponsored ADR (a)	2,800	112,000
VSMPO-Avisma Corp. (a)	400	62,600
TOTAL RUSSIA		2,087,570

Singapore – 0.2%
Boustead Singapore Ltd.	92,000	52,142
South Africa – 9.8%
Absa Group Ltd.	8,710	115,528
Aflease Gold & Uranium Resources Ltd. (a)	36,213	26,175
African Bank Investments Ltd.	66,347	197,854
Aspen Pharmacare Holdings PLC	6,000	27,720
Aveng Ltd.	31,888	80,076
Edgars Consolidated Stores Ltd.	37,630	167,120
Foschini Ltd.	11,100	70,719
Impala Platinum Holdings Ltd.	2,008	219,967
JD Group Ltd.	13,800	147,563
Lewis Group Ltd.	8,422	50,394
Massmart Holdings Ltd.	9,100	70,250
MTN Group Ltd.	56,300	419,523
Naspers Ltd. Class N sponsored ADR	11,100	161,394
Sasol Ltd.	15,170	479,291
Standard Bank Group Ltd.	30,900	318,671
Steinhoff International Holdings Ltd.	50,900	133,205

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

South Africa – continued
Sun International Ltd.	5,500	$62,295
Telkom SA Ltd.	3,996	75,483
TOTAL SOUTH AFRICA		2,823,228

Taiwan – 8.8%
Acer, Inc.	67,460	136,522
ASUSTeK Computer, Inc.	20,000	52,337
China Motor Co. Ltd.	42,340	39,562
Chinatrust Financial Holding Co. Ltd.	187,962	145,937
Chipbond Technology Corp.	90,710	117,607
Compal Electronics, Inc.	131,000	115,572
Delta Electronics, Inc.	62,984	106,064
Far EasTone Telecommunications Co. Ltd.	108,100	125,655
First Financial Holding Co. Ltd.	137,900	92,477
High Tech Computer Corp.	18,200	193,112
Hon Hai Precision Industry Co. Ltd. (Foxconn)	85,010	367,389
MediaTek, Inc.	20,900	180,336
Motech Industries, Inc.	3,185	34,744
Novatek Microelectronics Corp.	34,754	151,751
Siliconware Precision Industries Co. Ltd.	145,000	130,084
Taiwan Semiconductor Manufacturing Co. Ltd.	279,631	433,388
United Microelectronics Corp.	198,291	105,199
XAC Automation Corp.	7,350	5,729
TOTAL TAIWAN		2,533,465

Thailand – 1.0%
Minor International PCL (For. Reg.)	72,100	9,901
Siam Cement PCL (For. Reg.)	29,200	164,689
Siam Commercial Bank PCL (For. Reg.)	109,000	126,294
TOTAL THAILAND		300,884

Turkey – 4.4%
Acibadem Saglik Hizmetleri AS	9,000	59,933
Akbank T. A. S.	35,400	220,022
Alarko Gayrimenkul Yatirim Ortakligi AS (a)	1,800	82,575
Arcelik AS	8,600	51,225
Aygaz AS	11,000	31,905
Boyner Buyuk Magazacilik AS (a)	12,600	35,987
Denizbank AS	13,800	77,092
Dogan Yayin Holding AS	39,312	99,480
Dogus Otomotiv Servis ve Ticaret AS	9,400	34,359
Enka Insaat ve Sanayi AS	6,500	71,661
Eregli Demir ve Celik Fabrikalari TAS	2,000	10,803

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks – continued
	Shares	Value (Note 1)

Turkey – continued
Finansbank AS	52,076	$157,981
Tupras-Turkiye Petrol Rafinerileri AS	6,800	116,226
Turk Traktor ve Ziraat Makinalari AS	7,800	41,265
Turkiye Is Bankasi AS Series C unit	18,998	131,433
Yapi ve Kredi Bankasi AS (a)	16,864	62,889
TOTAL TURKEY		1,284,836

Ukraine – 0.3%
Stirol sponsored ADR (a)	480	62,143
Ukrnafta Open JSC sponsored ADR (a)	185	39,109
TOTAL UKRAINE		101,252

United Arab Emirates – 0.3%
Investcom LLC GDR	6,300	85,113
United Kingdom – 0.5%
Kazakhmys PLC	8,100	77,439
Oxus Gold PLC (a)	51,200	56,201
TOTAL UNITED KINGDOM		133,640

United States of America – 1.0%
Central European Distribution Corp. (a)	3,336	132,806
CTC Media, Inc. (d)	799	11,998
DSP Group, Inc. (a)	3,100	76,198
Zoran Corp. (a)	3,700	54,316
TOTAL UNITED STATES OF AMERICA		275,318

TOTAL COMMON STOCKS
(Cost $24,291,086)		27,982,419

Nonconvertible Preferred Stocks — 0.3%

Korea (South) – 0.3%
Samsung Electronics Co. Ltd.
(Cost $70,695)	220	89,559

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Money Market Funds — 3.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)
(Cost $1,084,003)	1,084,003	$1,084,003
TOTAL INVESTMENT PORTFOLIO – 100.8%
(Cost $25,445,784)		29,155,981

NET OTHER ASSETS – (0.8)%		(240,784)
NET ASSETS – 100%		$28,915,197

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $315,352 or 1.1% of net assets.

(d) Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,998 or 0.0% of net assets.

Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
CTC Media, Inc.	1/26/05	$11,998

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $81,011 all of which will expire on October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $25,445,784) —
See accompanying schedule		$29,155,981
Receivable for investments sold		173,248
Receivable for fund shares sold		403,511
Dividends receivable		33,414
Interest receivable		4,026
Receivable from investment adviser for expense
reductions		52,372
Other affiliated receivables		797
Other receivables		3,976
Total assets		29,827,325

Liabilities
Payable to custodian bank	$39,516
Payable for investments purchased	740,784
Payable for fund shares redeemed	11,538
Accrued management fee	18,555
Distribution fees payable	13,043
Other affiliated payables	9,637
Other payables and accrued expenses	79,055
Total liabilities		912,128

Net Assets		$28,915,197
Net Assets consist of:
Paid in capital		$25,256,132
Undistributed net investment income		81,262
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(117,427)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		3,695,230
Net Assets		$28,915,197

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($9,616,852 ÷ 699,345 shares)	$13.75
Maximum offering price per share (100/94.25 of
$13.75)	$14.59
Class T:
Net Asset Value and redemption price per share
($6,800,914 ÷ 496,671 shares)	$13.69
Maximum offering price per share (100/96.50 of
$13.69)	$14.19
Class B:
Net Asset Value and offering price per share
($4,997,022 ÷ 367,963 shares)A	$13.58
Class C:
Net Asset Value and offering price per share
($5,890,497 ÷ 433,567 shares)A	$13.59
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($1,609,912 ÷ 116,624
shares)	$13.80
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$372,944
Interest		17,149
		390,093
Less foreign taxes withheld		(41,932)
Total income		348,161

Expenses
Management fee	$115,315
Transfer agent fees	59,430
Distribution fees	83,800
Accounting fees and expenses	12,972
Independent trustees’ compensation	54
Custodian fees and expenses	94,604
Registration fees	89,862
Audit	49,903
Legal	1,285
Miscellaneous	91
Total expenses before reductions	507,316
Expense reductions	(243,725)	263,591

Net investment income (loss)		84,570
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,975) .	75,734
Foreign currency transactions	(17,575)
Total net realized gain (loss)		58,159
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred for-
eign taxes of $14,460)	3,426,080
Assets and liabilities in foreign currencies	(731)
Total change in net unrealized appreciation
(depreciation)		3,425,349
Net gain (loss)		3,483,508
Net increase (decrease) in net assets resulting from
operations		$3,568,078

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
		March 29, 2004
	Year ended	(commencement of
	October 31,	operations) to
	2005	October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$84,570	$(477)
Net realized gain (loss)	58,159	(183,913)
Change in net unrealized appreciation (depreciation) .	3,425,349	269,881
Net increase (decrease) in net assets resulting
from operations	3,568,078	85,491
Share transactions -- net increase (decrease)	20,919,617	4,331,666
Redemption fees	8,417	1,928
Total increase (decrease) in net assets	24,496,112	4,419,085

Net Assets
Beginning of period	4,419,085	—
End of period (including undistributed net investment
income of $81,262 and $0, respectively)	$28,915,197	$4,419,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights — Class A
Years ended October 31,	2005	2004G
Selected Per-Share Data
Net asset value, beginning of period	$9.87	$10.00
Income from Investment Operations
Net investment income (loss)E	12	.02
Net realized and unrealized gain (loss)	3.75	(.16)F
Total from investment operations	3.87	(.14)
Redemption fees added to paid in capitalE	01	.01
Net asset value, end of period	$13.75	$9.87
Total ReturnB,C,D	39.31%	(1.30)%
Ratios to Average Net AssetsH
Expenses before expense reductions	3.15%	10.75%A
Expenses net of voluntary waivers, if any	1.63%	2.00%A
Expenses net of all reductions	1.52%	1.91%A
Net investment income (loss)	95%	.28%A
Supplemental Data
Net assets, end of period (000 omitted)	$9,617	$1,178
Portfolio turnover rate	54%	101%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Class T
Years ended October 31,	2005	2004G
Selected Per-Share Data
Net asset value, beginning of period	$9.86	$10.00
Income from Investment Operations
Net investment income (loss)E	09	—I
Net realized and unrealized gain (loss)	3.73	(.15)F
Total from investment operations	3.82	(.15)
Redemption fees added to paid in capitalE	01	.01
Net asset value, end of period	$13.69	$9.86
Total ReturnB,C,D	38.84%	(1.40)%
Ratios to Average Net AssetsH
Expenses before expense reductions	3.53%	11.13%A
Expenses net of voluntary waivers, if any	1.89%	2.25%A
Expenses net of all reductions	1.77%	2.16%A
Net investment income (loss)	70%	.03%A
Supplemental Data
Net assets, end of period (000 omitted)	$6,801	$889
Portfolio turnover rate	54%	101%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights — Class B
Years ended October 31,	2005	2004G
Selected Per-Share Data
Net asset value, beginning of period	$9.83	$10.00
Income from Investment Operations
Net investment income (loss)E	02	(.03)
Net realized and unrealized gain (loss)	3.72	(.15)F
Total from investment operations	3.74	(.18)
Redemption fees added to paid in capitalE	01	.01
Net asset value, end of period	$13.58	$9.83
Total ReturnB,C,D	38.15%	(1.70)%
Ratios to Average Net AssetsH
Expenses before expense reductions	4.00%	11.49%A
Expenses net of voluntary waivers, if any	2.39%	2.75%A
Expenses net of all reductions	2.27%	2.67%A
Net investment income (loss)	20%	(.47)%A
Supplemental Data
Net assets, end of period (000 omitted)	$4,997	$719
Portfolio turnover rate	54%	101%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights — Class C
Years ended October 31,	2005	2004G
Selected Per-Share Data
Net asset value, beginning of period	$9.83	$10.00
Income from Investment Operations
Net investment income (loss)E	02	(.03)
Net realized and unrealized gain (loss)	3.73	(.15)F
Total from investment operations	3.75	(.18)
Redemption fees added to paid in capitalE	01	.01
Net asset value, end of period	$13.59	$9.83
Total ReturnB,C,D	38.25%	(1.70)%
Ratios to Average Net AssetsH
Expenses before expense reductions	4.09%	11.58%A
Expenses net of voluntary waivers, if any	2.39%	2.75%A
Expenses net of all reductions	2.28%	2.66%A
Net investment income (loss)	19%	(.47)%A
Supplemental Data
Net assets, end of period (000 omitted)	$5,890	$1,105
Portfolio turnover rate	54%	101%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights — Institutional Class
Years ended October 31,	2005	2004F
Selected Per-Share Data
Net asset value, beginning of period	$9.89	$10.00
Income from Investment Operations
Net investment income (loss)D	14	.03
Net realized and unrealized gain (loss)	3.76	(.15)E
Total from investment operations	3.90	(.12)
Redemption fees added to paid in capitalD	01	.01
Net asset value, end of period	$13.80	$9.89
Total ReturnB,C	39.53%	(1.10)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.05%	10.37%A
Expenses net of voluntary waivers, if any	1.41%	1.75%A
Expenses net of all reductions	1.30%	1.66%A
Net investment income (loss)	1.17%	.53%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,610	$529
Portfolio turnover rate	54%	101%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F For the period March 29, 2004 (commencement of operations) to October 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Emerging Markets Fund (the fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

28

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

29 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$4,369,030
Unrealized depreciation	(703,873)
Net unrealized appreciation (depreciation)	3,665,157
Undistributed ordinary income	81,262
Capital loss carryforward	(81,011)

Cost for federal income tax purposes	$25,490,824

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

30

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $27,852,862 and $7,509,863, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .82% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

31 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$10,252	$1,138
Class T	25%	.25%	16,208	2,272
Class B	75%	.25%	26,713	21,199
Class C	75%	.25%	30,627	14,962
			$83,800	$39,571

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$27,121
Class T	7,165
Class B*	3,431
Class C*	226
$37,943

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

32

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$17,586.43
Class T	14,604.45
Class B	11,641.43
Class C	13,384.44
Institutional Class	2,215.23
	$59,430

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $10,929 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $62 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

33 Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser

Class A	2.00%--1.60%*	$62,597
Class T	2.25%--1.85%*	53,456
Class B	2.75%--2.35%*	43,405
Class C	2.75%--2.35%*	52,078
Institutional Class	1.75%--1.35%*	15,841
		$227,377
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $16,331 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $17.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

34

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004A	2005	2004A
Class A
Shares sold	626,290	121,174	$7,938,744	$1,156,378
Shares redeemed	(46,288)	(1,831)	(542,567)	(16,319)
Net increase (decrease) .	580,002	119,343	$7,396,177	$1,140,059
Class T
Shares sold	460,358	105,410	$5,753,778	$1,016,630
Shares redeemed	(53,845)	(15,252)	(661,780)	(136,708)
Net increase (decrease) .	406,513	90,158	$5,091,998	$879,922
Class B
Shares sold	336,021	76,467	$4,091,942	$742,578
Shares redeemed	(41,193)	(3,332)	(504,698)	(29,257)
Net increase (decrease) .	294,828	73,135	$3,587,244	$713,321
Class C
Shares sold	386,910	112,717	$4,844,275	$1,070,278
Shares redeemed	(65,733)	(327)	(821,834)	(3,252)
Net increase (decrease) .	321,177	112,390	$4,022,441	$1,067,026
Institutional Class
Shares sold	77,612	53,677	$997,482	$532,788
Shares redeemed	(14,515)	(150)	(175,725)	(1,450)
Net increase (decrease) .	63,097	53,527	$821,757	$531,338

A For the period March 29, 2004 (commencement of operations) to October 31, 2004.

35 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended October 31, 2005 and for the period from March 29, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year ended October 31, 2005 and for the period from March 29, 2004 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Annual Report	36

Boston, Massachusetts Distributions December 19, 2005

37 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

Annual Report 38

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Emerging Markets
(2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR
(2005-present). Previously, Mr. Jonas served as President of Fidelity En-
terprise Operations and Risk Services (2004-2005), Chief Administra-
tive Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

39 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report 40

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

Annual Report 42

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder, Ste-
vens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

43 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Emerging Markets. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain
High Income Funds (2005-present). Previously, he served as Head of
Fidelity’s Fixed-Income Division (2000-2005), Vice President of Fidelity’s
Money Market Funds (2000-2005), Vice President of Fidelity’s Bond
Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Chur-
chill joined Fidelity in 1993 as Vice President and Group Leader of Tax-
able Fixed-Income Investments.
Annual Report 44

Name, Age; Principal Occupation

Robert von Rekowsky (39)

Year of Election or Appointment: 2005
Vice President of Advisor Emerging Markets. Mr. von Rekowsky also serves as Vice President of other funds advised by FMR. Prior to his cur-
rent responsibilities, Mr. von Rekowsky has worked as a research ana-
lyst and manager.

Eric D. Roiter (56)

Year of Election or Appointment: 2004
Secretary of Advisor Emerging Markets. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of
FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity
Management & Research (U.K.) Inc. (2001-present), Fidelity Manage-
ment & Research (Far East) Inc. (2001-present), and Fidelity Investments
Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct
Member, Faculty of Law, at Boston College Law School (2003-present).
Previously, Mr. Roiter served as Vice President and Secretary of Fidelity
Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2004
Assistant Secretary of Advisor Emerging Markets. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice Presi-
dent and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Emerging Markets. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President
(2003) and an employee (2002) of FMR. Before joining Fidelity Invest-
ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC)
(1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Emerging Markets. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present).
He also serves as Senior Vice President of Fidelity Pricing and Cash
Management Services Group (FPCMS).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Emerging Markets. Mr. Rathgeber
also serves as Chief Compliance Officer of other Fidelity funds (2004)
and Executive Vice President of Risk Oversight for Fidelity Investments
(2002). Previously, he served as Executive Vice President and Chief Op-
erating Officer for Fidelity Investments Institutional Services Company,
Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Emerging Markets. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at
Deutsche Asset Management where he served as Director of Fund Ac-
counting (2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Emerging Markets. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi-
dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity
Investments Institutional Operations Corporation, Inc. (FIIOC) Client
Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Emerging Markets. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an em-
ployee of FMR (2004). Before joining Fidelity Investments, Ms. Monas-
terio served as Treasurer (2000-2004) and Chief Financial Officer
(2002-2004) of the Franklin Templeton Funds and Senior Vice President
of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment:2005
Deputy Treasurer of Advisor Emerging Markets. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments,
Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manag-
er (1999-2000). In addition, Mr. Robins served as Assistant Chief Ac-
countant, United States Securities and Exchange Commission
(2000-2002).

Annual Report 46

Name, Age; Principal Occupation

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Emerging Markets. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice
President of FPCMS (2003-2005). Before joining Fidelity Investments,
Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Emerging Markets. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Emerging Markets. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Emerging Markets. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Emerging Markets. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice
President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Emerging Markets. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Invest-
ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder
Funds and Vice President and Head of Fund Reporting (1996-2003).

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Markets Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

48

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the

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50

Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund’s operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 28% means that 72% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for the period, the total expenses of each of Class B and Class C ranked equal to its competitive median for the period, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for the period. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

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52

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class T and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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54

55 Annual Report

Annual Report

56

57 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

Fidelity® Advisor

Europe Capital Appreciation

Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	8	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	9	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	16	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent	34
Registered Public
Accounting Firm
Trustees and Officers	35
Distributions	45
Board Approval of	46
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

The views expressed in the Management’s Discussion of Fund Performance reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)	12.35%	2.95%	3.78%
Class T (incl. 3.50% sales charge)	14.84%	3.22%	3.91%
Class B (incl. contingent deferred sales charge)B	13.32%	3.05%	3.88%
Class C (incl. contingent deferred sales charge)C	17.40%	3.40%	3.90%

A From December 17, 1998.

B Class B shares’ contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares’ contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report 6

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund — Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCIr Europe Index performed over the same period.

7 Annual Report 7

Management’s Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund

Foreign stock markets enjoyed broad-based advances during the 12-month period that ended October 31, 2005, encouraged by better-than-expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCIr EAFE®) Index — a performance measure of developed stock markets outside the United States and Canada — gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. Euro-pean stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered somewhat by the strength of the dollar versus many major currencies.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 19.20%, 19.00%, 18.32% and 18.40%, respectively, beating the MSCI Europe index and the LipperSM European Region Funds Average, which rose 18.34% . The fund’s outperformance versus the index was mainly attributable to astute security selection, with strong-performing picks even coming from generally weak market sectors. For example, the fund’s top contributor — both on an absolute and relative basis — was TANDBERG Television, a Norwegian technology company that provides infrastructure for the cable and TV industries, which performed well despite a lackluster environment for tech stocks. Similarly, within the lagging financials sector, several individual holdings did well, including Turkiye Garanti Bankasi, a Turkish bank; Banca Italease, an Italian leasing company; Amlin, a British specialty insurance underwriter; and Deutsche Boerse, the German stock exchange. Conversely, performance was held back by the fund’s big underweighting in index component Roche Holdings, the Swiss pharmaceutical company, which did well during the period, as well as by some smaller names — among them, Italian broadband company FASTWEB and Turkish electrical utility Akenerji — where stories in which I had conviction hadn’t yet materialized.

Note to shareholders:

Effective January 1, 2006, Darren Maupin has been named Portfolio Manager of Fidelity Advisor Europe Capital Appreciation Fund, succeeding Ian Hart.

The views expressed in this statement reflect those of the portfolio manager only through October 31, 2005. See page 3 for further discussion of this section of the report.

Annual Report 8

8

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,096.00	$7.92
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class T
Actual	$1,000.00	$1,094.30	$9.24
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,090.80	$11.86
HypotheticalA	$1,000.00	$1,013.86	$11.42

9 Annual Report

Shareholder Expense Example - continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,091.50	$11.86
HypotheticalA	$1,000.00	$1,013.86	$11.42
Institutional Class
Actual	$1,000.00	$1,097.40	$6.61
HypotheticalA	$1,000.00	$1,018.90	$6.36

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

10

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Total SA sponsored ADR (France, Oil, Gas &
Consumable Fuels)	5.0	4.4
ENI Spa (Italy, Oil, Gas & Consumable Fuels)	3.6	2.6
Novartis AG (Reg.) (Switzerland,
Pharmaceuticals)	3.4	2.9
BASF AG (Germany, Chemicals)	3.4	1.5
Vodafone Group PLC (United Kingdom,
Telecommunication Services)	3.0	4.2
	18.4
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.1	21.7
Energy	18.4	16.0
Consumer Discretionary	11.1	10.2
Telecommunication Services	10.7	13.4
Health Care	10.6	11.3
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
United Kingdom	23.4	22.0
Germany	12.5	12.5
France	10.8	11.9
Italy	8.4	5.3
Switzerland	7.7	10.1
Percentages are adjusted for the effect of open futures contracts, if applicable.

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 91.5%
	Shares	Value (Note 1)

Austria – 1.0%
OMV AG	4,800	$258,930
Canada – 0.9%
Eldorado Gold Corp. (a)	44,700	136,636
Hydrogenics Corp. (a)	31,000	94,759
TOTAL CANADA		231,395

Finland – 1.2%
Metso Corp.	11,500	299,148
France – 10.8%
AXA SA	7,700	222,992
Lagardere S.C.A. (Reg.)	3,400	233,744
Pernod Ricard SA	2,925	511,576
Renault SA	2,500	216,524
Sanofi-Aventis sponsored ADR	6,527	261,863
Total SA sponsored ADR	10,000	1,260,196
TOTAL FRANCE		2,706,895

Germany – 11.9%
Allianz AG (Reg.)	2,400	339,360
BASF AG	11,700	842,400
Bayer AG	14,000	487,200
Bilfinger & Berger Bau AG	2,721	117,751
DAB Bank AG	11,581	87,322
Deutsche Boerse AG	1,755	165,149
E.ON AG	5,100	462,213
MAN AG	5,100	236,781
SAP AG	1,300	223,288
TOTAL GERMANY		2,961,464

Greece – 0.5%
Greek Organization of Football Prognostics SA	4,700	135,670
Ireland – 0.8%
C&C Group PLC	32,600	201,258
Israel – 0.2%
Emblaze Ltd. (a)	18,400	39,336
Italy – 8.4%
Banca Intesa Spa	47,705	222,627
Banca Italease Spa	15,500	327,929
ENI Spa	31,500	842,625
ENI Spa sponsored ADR	400	53,500

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

Italy – continued
FASTWEB Spa (a)	6,527	$296,930
Unicredito Italiano Spa	61,600	343,961
TOTAL ITALY		2,087,572

Luxembourg – 1.1%
Millicom International Cellular SA unit (a)	14,876	284,943
Netherlands – 3.1%
Completel Europe NV (a)	4,694	218,606
ING Groep NV (Certificaten Van Aandelen)	9,630	277,922
Koninklijke Philips Electronics NV (NY Shares)	11,031	288,571
TOTAL NETHERLANDS		785,099

Norway – 5.6%
Ocean RIG ASA (a)	18,200	202,813
Petroleum Geo-Services ASA (a)	15,200	385,490
Statoil ASA	22,200	496,480
TANDBERG ASA	9,100	89,517
TANDBERG Television ASA (a)	17,200	214,141
TOTAL NORWAY		1,388,441

Poland – 2.1%
Polski Koncern Naftowy Orlen SA	18,899	335,548
Powszechna Kasa Oszczednosci Bank SA	23,900	200,965
TOTAL POLAND		536,513

Russia – 0.8%
Mobile TeleSystems OJSC sponsored ADR	5,300	196,047
South Africa – 1.9%
Steinhoff International Holdings Ltd.	178,531	467,214
Spain – 1.9%
Banco Bilbao Vizcaya Argentaria SA	5,500	96,965
Telefonica SA sponsored ADR	7,908	379,189
TOTAL SPAIN		476,154

Sweden – 1.9%
Modern Times Group AB (MTG) (B Shares) (a)	3,000	114,739
OMX AB (a)	10,400	127,036
Skandia Foersaekrings AB	45,300	225,887
TOTAL SWEDEN		467,662

Switzerland – 7.7%
Actelion Ltd. (Reg.) (a)	1,097	123,388

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

13

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Switzerland – continued
Baloise Holdings AG (Reg.)	1,978	$100,806
Credit Suisse Group (Reg.)	6,639	294,174
Novartis AG:
(Reg.)	13,558	729,692
sponsored ADR	2,400	129,168
Phonak Holding AG	4,118	171,696
Syngenta AG (Switzerland)	3,486	373,708
TOTAL SWITZERLAND		1,922,632

Turkey – 4.3%
Akenerji Elektrik Uretimi Otoproduktor Grubu AS (a)	55,997	215,453
Turkcell Iletisim Hizmet AS sponsored ADR	22,743	299,753
Turkiye Garanti Bankasi AS	52,463	156,050
Yapi ve Kredi Bankasi AS (a)	107,800	402,007
TOTAL TURKEY		1,073,263

United Kingdom – 23.4%
Amlin PLC	54,278	213,094
AstraZeneca PLC sponsored ADR	10,000	449,000
Axis Shield PLC (a)	19,200	107,757
BAE Systems PLC	90,300	528,376
Barratt Developments PLC	7,500	100,451
BG Group PLC	44,103	387,287
BowLeven PLC	7,950	51,726
British Land Co. PLC	15,478	243,887
BT Group PLC	65,900	249,168
Chaucer Holdings PLC	307,100	289,523
Expro International Group PLC	8,400	72,500
George Wimpey PLC	27,800	201,304
GlaxoSmithKline PLC	17,600	457,512
GlaxoSmithKline PLC sponsored ADR	4,500	233,955
Hilton Group PLC	36,100	216,826
ITV PLC	155,000	285,397
Prudential PLC	28,800	241,688
Standard Chartered PLC (United Kingdom)	18,800	394,754
Vodafone Group PLC	159,900	419,898
Vodafone Group PLC sponsored ADR	12,400	325,624
William Hill PLC	28,300	267,804
Wilson Bowden PLC	5,252	104,514
TOTAL UNITED KINGDOM		5,842,045

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note
United States of America – 2.0%
AES Corp. (a)	12,700	$ 201,803
Forest Oil Corp. (a)	6,600	288,288
TOTAL UNITED STATES OF AMERICA		490,091

TOTAL COMMON STOCKS
(Cost $21,177,681)		22,851,772
Nonconvertible Preferred Stocks — 0.6%

Germany – 0.6%
Porsche AG (non-vtg.)
(Cost $138,400)	230	165,841
Money Market Funds — 9.2%
Fidelity Cash Central Fund, 3.92% (b)
(Cost $2,303,729)	2,303,729	2,303,729
TOTAL INVESTMENT PORTFOLIO – 101.3%
(Cost $23,619,810)		25,321,342

NET OTHER ASSETS – (1.3)%		(337,265)
NET ASSETS – 100%		$24,984,077

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

15

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $23,619,810) —
See accompanying schedule		$25,321,342
Receivable for investments sold		80,036
Receivable for fund shares sold		58,025
Dividends receivable		44,563
Interest receivable		4,423
Receivable from investment adviser for expense
reductions		8,897
Other receivables		3,333
Total assets		25,520,619

Liabilities
Payable for investments purchased	$407,881
Payable for fund shares redeemed	43,806
Accrued management fee	15,015
Distribution fees payable	13,888
Other affiliated payables	9,546
Other payables and accrued expenses	46,406
Total liabilities		536,542

Net Assets		$24,984,077
Net Assets consist of:
Paid in capital		$22,783,334
Undistributed net investment income		111,189
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		388,383
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		1,701,171
Net Assets		$24,984,077

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Statement of Assets and Liabilities — continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($4,543,672 ÷337,377 shares)	$13.47
Maximum offering price per share (100/94.25 of
$13.47)	$14.29
Class T:
Net Asset Value and redemption price per share
($8,893,172 ÷666,631 shares)	$13.34
Maximum offering price per share (100/96.50 of
$13.34)	$13.82
Class B:
Net Asset Value and offering price per share
($6,415,069 ÷494,099 shares)A	$12.98
Class C:
Net Asset Value and offering price per share
($4,565,985 ÷351,297 shares)A	$13.00
Institutional Class:
Net Asset Value, offering price and redemption price
per share ($566,179 ÷41,525 shares)	$13.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements - continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$603,768
Interest		27,140
Security lending		4,473
		635,381
Less foreign taxes withheld		(60,240)
Total income		575,141

Expenses
Management fee	$173,211
Transfer agent fees	100,560
Distribution fees	162,646
Accounting and security lending fees	17,084
Independent trustees’ compensation	111
Custodian fees and expenses	71,160
Registration fees	53,418
Audit	45,131
Legal	641
Miscellaneous	226
Total expenses before reductions	624,188
Expense reductions	(173,992)	450,196

Net investment income (loss)		124,945
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	4,341,381
Foreign currency transactions	(14,394)
Total net realized gain (loss)		4,326,987
Change in net unrealized appreciation (depreciation)
on:
Investment securities	(570,459)
Assets and liabilities in foreign currencies	(3,466)
Total change in net unrealized appreciation
(depreciation)		(573,925)
Net gain (loss)		3,753,062
Net increase (decrease) in net assets resulting from
operations		$3,878,007

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$124,945	$(77,210)
Net realized gain (loss)	4,326,987	3,220,062
Change in net unrealized appreciation
(depreciation)	(573,925)	(582,905)
Net increase (decrease) in net assets resulting
from operations	3,878,007	2,559,947
Distributions to shareholders from net investment
income	—	(86,506)
Share transactions — net increase (decrease)	118,782	(1,503,949)
Redemption fees	568	50
Total increase (decrease) in net assets	3,997,357	969,542

Net Assets
Beginning of period	20,986,720	20,017,178
End of period (including undistributed net invest-
ment income of $111,189 and accumulated net
investment loss of $2,363, respectively)	$24,984,077	$20,986,720

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights — Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value,
beginning of period	$ 11.30	$ 10.00	$ 8.03	$9.00	$11.13
Income from Investment
Operations
Net investment income
(loss)C	12.01		.04	.05	.01
Net realized and unre-
alized gain (loss)	2.05	1.37	1.98	(1.02)	(2.14)
Total from investment
operations	2.17	1.38	2.02	(.97)	(2.13)
Distributions from net
investment income	—	(.08)	(.05)	—	—
Redemption fees added to
paid in capitalC	—E	—E	—	—	—
Net asset value, end of
period	$ 13.47	$ 11.30	$ 10.00	$8.03	$9.00
Total ReturnA,B	19.20%	13.87%	25.30%	(10.78)%	(19.14)%
Ratios to Average Net AssetsD
Expenses before ex-
pense reductions	2.16%	2.41%F	3.07%	2.57%	2.16%
Expenses net of volun-
tary waivers, if any	1.55%	1.75%	1.75%	1.96%	2.00%
Expenses net of all
reductions	1.44%	1.68%	1.69%	1.91%	1.95%
Net investment income
(loss)	95%	.07%	.49%	.48%	.14%
Supplemental Data
Net assets, end of
period (000 omitted)	$ 4,544	$ 2,905	$ 3,346	$ 2,071	$2,577
Portfolio turnover rate	135%	123%	199%	137%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F As a result of an overaccrual of expenses for the year ended October 31, 2004, the ratio previously reported has been revised from 2.74% to 2.41% . The change had no impact on net investment income, total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Financial Highlights — Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value,
beginning of period	$ 11.21	$ 9.93	$7.98	$8.95	$11.09
Income from Investment
Operations
Net investment income
(loss)C	09	(.02)	.02	.02	(.01)
Net realized and unre-
alized gain (loss)	2.04	1.36	1.96	(.99)	(2.13)
Total from investment
operations	2.13	1.34	1.98	(.97)	(2.14)
Distributions from net
investment income	—	(.06)	(.03)	—	—
Redemption fees added to
paid in capitalC	—E	—E	—	—	—
Net asset value, end of
period	$ 13.34	$ 11.21	$9.93	$7.98	$8.95
Total ReturnA,B	19.00%	13.54%	24.90%	(10.84)%	(19.30)%
Ratios to Average Net AssetsD
Expenses before ex-
pense reductions	2.45%	2.70%F	3.34%	2.80%	2.40%
Expenses net of volun-
tary waivers, if any	1.81%	2.00%	2.00%	2.20%	2.25%
Expenses net of all
reductions	1.70%	1.93%	1.94%	2.16%	2.19%
Net investment income
(loss)	70%	(.18)%	.24%	.24%	(.10)%
Supplemental Data
Net assets, end of
period (000 omitted)	$ 8,893	$ 8,102	$7,628	$ 7,079	$9,749
Portfolio turnover rate	135%	123%	199%	137%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F As a result of an overaccrual of expenses for the year ended October 31, 2004, the ratio previously reported has been revised from 3.03% to 2.70% . The change had no impact on net investment income, total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value,
beginning of period	$ 10.97	$ 9.72	$7.82	$8.82	$10.99
Income from Investment
Operations
Net investment income
(loss)C	02	(.07)	(.02)	(.02)	(.06)
Net realized and unre-
alized gain (loss)	1.99	1.33	1.92	(.98)	(2.11)
Total from investment
operations	2.01	1.26	1.90	(1.00)	(2.17)
Distributions from net
investment income	—	(.01)	—	—	—
Redemption fees added to
paid in capitalC	—E	—E	—	—	—
Net asset value, end of
period	$ 12.98	$ 10.97	$9.72	$7.82	$8.82
Total ReturnA,B	18.32%	12.97%	24.30%	(11.34)%	(19.75)%
Ratios to Average Net AssetsD
Expenses before ex-
pense reductions	2.94%	3.20%F	3.87%	3.33%	2.95%
Expenses net of volun-
tary waivers, if any	2.32%	2.50%	2.50%	2.70%	2.75%
Expenses net of all
reductions	2.20%	2.43%	2.44%	2.65%	2.70%
Net investment income
(loss)	19%	(.68)%	(.26)%	(.26)%	(.61)%
Supplemental Data
Net assets, end of
period (000 omitted)	$ 6,415	$ 6,288	$5,596	$ 5,717	$6,507
Portfolio turnover rate	135%	123%	199%	137%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F As a result of an overaccrual of expenses for the year ended October 31, 2004, the ratio previously reported has been revised from 3.54% to 3.20% . The change had no impact on net investment income, total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Financial Highlights — Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value,
beginning of period	$ 10.98	$ 9.73	$7.83	$8.84	$11.01
Income from Investment
Operations
Net investment income
(loss)C	03	(.07)	(.02)	(.02)	(.06)
Net realized and unre-
alized gain (loss)	1.99	1.33	1.92	(.99)	(2.11)
Total from investment
operations	2.02	1.26	1.90	(1.01)	(2.17)
Distributions from net
investment income	—	(.01)	—	—	—
Redemption fees added to
paid in capitalC	—E	—E	—	—	—
Net asset value, end of
period	$ 13.00	$ 10.98	$9.73	$7.83	$8.84
Total ReturnA,B	18.40%	12.96%	24.27%	(11.43)%	(19.71)%
Ratios to Average Net AssetsD
Expenses before ex-
pense reductions	2.86%	3.08%F	3.74%	3.22%	2.80%
Expenses net of volun-
tary waivers, if any	2.30%	2.50%	2.50%	2.71%	2.75%
Expenses net of all
reductions	2.19%	2.43%	2.44%	2.66%	2.70%
Net investment income
(loss)	20%	(.68)%	(.26)%	(.27)%	(.61)%
Supplemental Data
Net assets, end of
period (000 omitted)	$ 4,566	$ 3,234	$3,076	$ 2,876	$4,393
Portfolio turnover rate	135%	123%	199%	137%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F As a result of an overaccrual of expenses for the year ended October 31, 2004, the ratio previously reported has been revised from 3.41% to 3.08% . The change had no impact on net investment income, total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value,
beginning of period	$ 11.40	$ 10.07	$ 8.10	$9.05	$ 11.16
Income from Investment
Operations
Net investment income
(loss)B	16.04		.06	.07	.04
Net realized and unre-
alized gain (loss)	2.07	1.37	1.98	(1.02)	(2.15)
Total from investment
operations	2.23	1.41	2.04	(.95)	(2.11)
Distributions from net
investment income	—	(.08)	(.07)	—	—
Redemption fees added to
paid in capitalB	—D	—D	—	—	—
Net asset value, end of
period	$ 13.63	$ 11.40	$ 10.07	$8.10	$9.05
Total ReturnA	19.56%	14.07%	25.39%	(10.50)%	(18.91)%
Ratios to Average Net AssetsC
Expenses before ex-
pense reductions	1.73%	1.95%E	2.56%	2.07%	1.75%
Expenses net of volun-
tary waivers, if any	1.31%	1.50%	1.50%	1.71%	1.75%
Expenses net of all
reductions	1.20%	1.43%	1.44%	1.66%	1.69%
Net investment income
(loss)	1.20%	.32%	.73%	.74%	.40%
Supplemental Data
Net assets, end of
period (000 omitted)	$ 566	$ 457	$ 371	$681	$820
Portfolio turnover rate	135%	123%	199%	137%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E As a result of an overaccrual of expenses for the year ended October 31, 2004, the ratio previously reported has been revised from 2.29% to 1.95% . The change had no impact on net investment income, total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a

25 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

26

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$2,410,526
Unrealized depreciation	(740,156)
Net unrealized appreciation (depreciation) .	1,670,370
Undistributed ordinary income	110,905
Undistributed long-term capital gain	418,112

Cost for federal income tax purposes	$23,650,972

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$—	$86,506

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

27 Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $30,849,970 and $31,058,872, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services.

Annual Report

28

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$9,215	$6
Class T	25%	.25%	44,396	36
Class B	75%	.25%	66,850	50,151
Class C	75%	.25%	42,185	6,301
			$162,646	$56,494

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$5,182
Class T	2,431
Class B*	14,338
Class C*	1,365
$23,316

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

29 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$15,648.42
Class T	39,437.44
Class B	28,121.42
Class C	16,115.38
Institutional Class	1,239.23
	$100,560

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $31,174 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $317 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

30

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.75%--1.50%*	$22,236
Class T	2.00%--1.75%*	57,047
Class B	2.50%--2.25%*	41,774
Class C	2.50%--2.25%*	23,584
Institutional Class	1.50%--1.25%*	2,626
		$147,267

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $26,725 for the period.

31 Annual Report

Notes to Financial Statements - continued

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,	2005		2004
From net investment income
Class A		$—	$28,050
Class T		—	46,077
Class B		—	5,801
Class C		—	3,213
Institutional Class		—	3,365
Total		$—	$86,506

Annual Report

32

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	142,065	337,527	$1,846,794	$3,769,229
Reinvestment of
distributions	—	2,412	—	25,135
Shares redeemed	(61,807)	(417,543)	(785,579)	(4,586,475)
Net increase (decrease) .	80,258	(77,604)	$1,061,215	$(792,111)
Class T
Shares sold	181,461	135,665	$2,307,799	$1,489,738
Reinvestment of
distributions	—	4,315	—	44,751
Shares redeemed	(237,354)	(185,482)	(3,017,826)	(2,011,588)
Net increase (decrease) .	(55,893)	(45,502)	$(710,027)	$(477,099)
Class B
Shares sold	100,137	121,537	$1,230,979	$1,299,582
Reinvestment of
distributions	—	522	—	5,324
Shares redeemed	(179,115)	(124,715)	(2,234,526)	(1,346,950)
Net increase (decrease) .	(78,978)	(2,656)	$(1,003,547)	$(42,044)
Class C
Shares sold	158,915	74,022	$2,022,824	$796,896
Reinvestment of
distributions	—	244	—	2,495
Shares redeemed	(102,054)	(95,858)	(1,269,222)	(1,022,292)
Net increase (decrease) .	56,861	(21,592)	$753,602	$(222,901)
Institutional Class
Shares sold	6,137	37,290	$77,208	$413,160
Reinvestment of
distributions	—	287	—	3,019
Shares redeemed	(4,745)	(34,275)	(59,669)	(385,973)
Net increase (decrease) .	1,392	3,302	$17,539	$30,206

33 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP Boston, Massachusetts December 22, 2005

Annual Report

34

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Europe Capital Appreci-
ation (2005-present). He also serves as Senior Vice President of other
Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR
(2005-present). Previously, Mr. Jonas served as President of Fidelity En-
terprise Operations and Risk Services (2004-2005), Chief Administra-
tive Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report 36

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust Com-
pany (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

Annual Report 38

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

Annual Report 40

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Europe Capital Appreciation. Mr. Churchill
also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as
Head of Fidelity’s Fixed-Income Division (2000-2005), Vice President of
Fidelity’s Money Market Funds (2000-2005), Vice President of Fidelity’s
Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr.
Churchill joined Fidelity in 1993 as Vice President and Group Leader of
Taxable Fixed-Income Investments.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Ian R. Hart (38)

Year of Election or Appointment: 2001
Vice President of Advisor Europe Capital Appreciation. Mr. Hart serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hart managed a variety of Fidelity funds.
Mr. Hart also serves as Vice President of FMR (2002) and FMR Co., Inc.
(2002).

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Europe Capital Appreciation. He also serves as
Secretary of other Fidelity funds; Vice President, General Counsel, and
Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity
Management & Research (Far East) Inc. (2001-present), and Fidelity
Investments Money Management, Inc. (2001-present). Mr. Roiter is an
Adjunct Member, Faculty of Law, at Boston College Law School
(2003-present). Previously, Mr. Roiter served as Vice President and
Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Europe Capital Appreciation. Mr. Fross
also serves as Assistant Secretary of other Fidelity funds (2003-present),
Vice President and Secretary of FDC (2005-present), and is an em-
ployee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Europe Capital Appreciation. Ms. Reynolds also serves as President,
Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice
President (2003) and an employee (2002) of FMR. Before joining
Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers
LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Europe Capital Appreciation. Mr.
Murphy also serves as Chief Financial Officer of other Fidelity funds
(2005-present). He also serves as Senior Vice President of Fidelity Pric-
ing and Cash Management Services Group (FPCMS).

Annual Report 42

Name, Age; Principal Occupation

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Europe Capital Appreciation. Mr.
Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity
Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services
Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Hebble
also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of
Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder
Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Mehr-
mann also serves as Deputy Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services
Group (FIIS)/Fidelity Investments Institutional Operations Corporation,
Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Europe Capital Appreciation. Ms. Monas-
terio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms.
Monasterio served as Treasurer (2000-2004) and Chief Financial Offi-
cer (2002-2004) of the Franklin Templeton Funds and Senior Vice Presi-
dent of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Robins
also serves as Deputy Treasurer of other Fidelity funds (2005-present)
and is an employee of FMR (2004-present). Before joining Fidelity In-
vestments, Mr. Robins worked at KPMG LLP, where he was a partner in
KPMG’s department of professional practice (2002-2004) and a Senior
Manager (1999-2000). In addition, Mr. Robins served as Assistant
Chief Accountant, United States Securities and Exchange Commission
(2000-2002).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Byrnes
also serves as Assistant Treasurer of other Fidelity funds (2005-present)
and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity
Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group
(2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986
Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Costello
also serves as Assistant Treasurer of other Fidelity funds and is an em-
ployee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Europe Capital Appreciation. Mr.
Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004)
and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Oster-
held also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Ryan
also serves as Assistant Treasurer of other Fidelity funds (2005-present)
and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Schia-
vone also serves as Assistant Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR (2005-present). Before join-
ing Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Man-
agement, where he most recently served as Assistant Treasurer
(2003-2005) of the Scudder Funds and Vice President and Head of
Fund Reporting (1996-2003).

Annual Report 44

Distributions

The Board of Trustees of Advisor Europe Capital Appreciation fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/05	12/02/05	$.131	$.22
Class T	12/05/05	12/02/05	$.083	$.22
Class B	12/05/05	12/02/05	$.006	$.22
Class C	12/05/05	12/02/05	$.019	$.22

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $419,182, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $0, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Europe Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

46

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

48

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five-year cumulative total return of Institutional Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund’s more recent disappointing performance.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 24% means that 76% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

Annual Report

50

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, and Class C would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

Annual Report

52

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

53 Annual Report

Annual Report

54

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

Fidelity® Advisor

Europe Capital Appreciation

Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	15	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent	33
Registered Public
Accounting Firm
Trustees and Officers	34
Distributions	44
Board Approval of	45
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

The views expressed in the Management’s Discussion of Fund Performance reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	19.56%	4.42%	4.92%
A From December 17, 1998.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelityr Advisor Europe Capital Appreciation Fund — Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCIr Europe Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund

Foreign stock markets enjoyed broad-based advances during the 12-month period that ended October 31, 2005, encouraged by better-than-expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCIr EAFE®) Index — a performance measure of developed stock markets outside the United States and Canada — gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. Euro-pean stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered somewhat by the strength of the dollar versus many major currencies.

During the past year, the fund’s Institutional Class shares returned 19.56%, beating the MSCI Europe Index and the LipperSM European Region Funds Average, which rose 18.34% . The fund’s outperformance versus the index was mainly attributable to astute security selection, with strong-performing picks even coming from generally weak market sectors. For example, the fund’s top contributor — both on an absolute and relative basis — was TANDBERG Television, a Norwegian technology company that provides infrastructure for the cable and TV industries, which performed well despite a lackluster environment for tech stocks. Similarly, within the lagging financials sector, several individual holdings did well, including Turkiye Garanti Bankasi, a Turkish Bank; Banca Italease, an Italian leasing company; Amlin, a British specialty insurance underwriter; and Deutsche Boerse, the German stock exchange. Conversely, performance was held back by the fund’s big underweighting in index component Roche Holdings, the Swiss pharmaceutical company, which did well during the period, as well as by some smaller names — among them, Italian broadband company FASTWEB and Turkish electrical utility Akenerji — where stories in which I had conviction hadn’t yet materialized.

Note to shareholders:

Effective January 1, 2006, Darren Maupin has been named Portfolio Manager of Fidelity Advisor Europe Capital Appreciation Fund, succeeding Ian Hart.

The views expressed in this statement reflect those of the portfolio manager only through October 31, 2005. See page 3 for further discussion of this section of the report.

7 Annual Report

7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,096.00	$7.92
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class T
Actual	$1,000.00	$1,094.30	$9.24
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,090.80	$11.86
HypotheticalA	$1,000.00	$1,013.86	$11.42

Annual Report 8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,091.50	$11.86
HypotheticalA	$1,000.00	$1,013.86	$11.42
Institutional Class
Actual	$1,000.00	$1,097.40	$6.61
HypotheticalA	$1,000.00	$1,018.90	$6.36

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

9 Annual Report

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Total SA sponsored ADR (France, Oil, Gas &
Consumable Fuels)	5.0	4.4
ENI Spa (Italy, Oil, Gas & Consumable Fuels)	3.6	2.6
Novartis AG (Reg.) (Switzerland,
Pharmaceuticals)	3.4	2.9
BASF AG (Germany, Chemicals)	3.4	1.5
Vodafone Group PLC (United Kingdom,
Telecommunication Services)	3.0	4.2
	18.4
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.1	21.7
Energy	18.4	16.0
Consumer Discretionary	11.1	10.2
Telecommunication Services	10.7	13.4
Health Care	10.6	11.3
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
United Kingdom	23.4	22.0
Germany	12.5	12.5
France	10.8	11.9
Italy	8.4	5.3
Switzerland	7.7	10.1
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 91.5%
	Shares	Value (Note 1)

Austria – 1.0%
OMV AG	4,800	$258,930
Canada – 0.9%
Eldorado Gold Corp. (a)	44,700	136,636
Hydrogenics Corp. (a)	31,000	94,759
TOTAL CANADA		231,395

Finland – 1.2%
Metso Corp.	11,500	299,148
France – 10.8%
AXA SA	7,700	222,992
Lagardere S.C.A. (Reg.)	3,400	233,744
Pernod Ricard SA	2,925	511,576
Renault SA	2,500	216,524
Sanofi-Aventis sponsored ADR	6,527	261,863
Total SA sponsored ADR	10,000	1,260,196
TOTAL FRANCE		2,706,895

Germany – 11.9%
Allianz AG (Reg.)	2,400	339,360
BASF AG	11,700	842,400
Bayer AG	14,000	487,200
Bilfinger & Berger Bau AG	2,721	117,751
DAB Bank AG	11,581	87,322
Deutsche Boerse AG	1,755	165,149
E.ON AG	5,100	462,213
MAN AG	5,100	236,781
SAP AG	1,300	223,288
TOTAL GERMANY		2,961,464

Greece – 0.5%
Greek Organization of Football Prognostics SA	4,700	135,670
Ireland – 0.8%
C&C Group PLC	32,600	201,258
Israel – 0.2%
Emblaze Ltd. (a)	18,400	39,336
Italy – 8.4%
Banca Intesa Spa	47,705	222,627
Banca Italease Spa	15,500	327,929
ENI Spa	31,500	842,625
ENI Spa sponsored ADR	400	53,500

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

11

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Italy – continued
FASTWEB Spa (a)	6,527	$296,930
Unicredito Italiano Spa	61,600	343,961
TOTAL ITALY		2,087,572

Luxembourg – 1.1%
Millicom International Cellular SA unit (a)	14,876	284,943
Netherlands – 3.1%
Completel Europe NV (a)	4,694	218,606
ING Groep NV (Certificaten Van Aandelen)	9,630	277,922
Koninklijke Philips Electronics NV (NY Shares)	11,031	288,571
TOTAL NETHERLANDS		785,099

Norway – 5.6%
Ocean RIG ASA (a)	18,200	202,813
Petroleum Geo-Services ASA (a)	15,200	385,490
Statoil ASA	22,200	496,480
TANDBERG ASA	9,100	89,517
TANDBERG Television ASA (a)	17,200	214,141
TOTAL NORWAY		1,388,441

Poland – 2.1%
Polski Koncern Naftowy Orlen SA	18,899	335,548
Powszechna Kasa Oszczednosci Bank SA	23,900	200,965
TOTAL POLAND		536,513

Russia – 0.8%
Mobile TeleSystems OJSC sponsored ADR	5,300	196,047
South Africa – 1.9%
Steinhoff International Holdings Ltd.	178,531	467,214
Spain – 1.9%
Banco Bilbao Vizcaya Argentaria SA	5,500	96,965
Telefonica SA sponsored ADR	7,908	379,189
TOTAL SPAIN		476,154

Sweden – 1.9%
Modern Times Group AB (MTG) (B Shares) (a)	3,000	114,739
OMX AB (a)	10,400	127,036
Skandia Foersaekrings AB	45,300	225,887
TOTAL SWEDEN		467,662

Switzerland – 7.7%
Actelion Ltd. (Reg.) (a)	1,097	123,388

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

Switzerland – continued
Baloise Holdings AG (Reg.)	1,978	$100,806
Credit Suisse Group (Reg.)	6,639	294,174
Novartis AG:
(Reg.)	13,558	729,692
sponsored ADR	2,400	129,168
Phonak Holding AG	4,118	171,696
Syngenta AG (Switzerland)	3,486	373,708
TOTAL SWITZERLAND		1,922,632

Turkey – 4.3%
Akenerji Elektrik Uretimi Otoproduktor Grubu AS (a)	55,997	215,453
Turkcell Iletisim Hizmet AS sponsored ADR	22,743	299,753
Turkiye Garanti Bankasi AS	52,463	156,050
Yapi ve Kredi Bankasi AS (a)	107,800	402,007
TOTAL TURKEY		1,073,263

United Kingdom – 23.4%
Amlin PLC	54,278	213,094
AstraZeneca PLC sponsored ADR	10,000	449,000
Axis Shield PLC (a)	19,200	107,757
BAE Systems PLC	90,300	528,376
Barratt Developments PLC	7,500	100,451
BG Group PLC	44,103	387,287
BowLeven PLC	7,950	51,726
British Land Co. PLC	15,478	243,887
BT Group PLC	65,900	249,168
Chaucer Holdings PLC	307,100	289,523
Expro International Group PLC	8,400	72,500
George Wimpey PLC	27,800	201,304
GlaxoSmithKline PLC	17,600	457,512
GlaxoSmithKline PLC sponsored ADR	4,500	233,955
Hilton Group PLC	36,100	216,826
ITV PLC	155,000	285,397
Prudential PLC	28,800	241,688
Standard Chartered PLC (United Kingdom)	18,800	394,754
Vodafone Group PLC	159,900	419,898
Vodafone Group PLC sponsored ADR	12,400	325,624
William Hill PLC	28,300	267,804
Wilson Bowden PLC	5,252	104,514
TOTAL UNITED KINGDOM		5,842,045

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

13

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
United States of America – 2.0%
AES Corp. (a)	12,700	$ 201,803
Forest Oil Corp. (a)	6,600	288,288
TOTAL UNITED STATES OF AMERICA		490,091

TOTAL COMMON STOCKS
(Cost $21,177,681)		22,851,772
Nonconvertible Preferred Stocks — 0.6%

Germany – 0.6%
Porsche AG (non-vtg.)
(Cost $138,400)	230	165,841
Money Market Funds — 9.2%
Fidelity Cash Central Fund, 3.92% (b)
(Cost $2,303,729)	2,303,729	2,303,729
TOTAL INVESTMENT PORTFOLIO – 101.3%
(Cost $23,619,810)		25,321,342

NET OTHER ASSETS – (1.3)%		(337,265)
NET ASSETS – 100%		$24,984,077

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $23,619,810) —
See accompanying schedule		$25,321,342
Receivable for investments sold		80,036
Receivable for fund shares sold		58,025
Dividends receivable		44,563
Interest receivable		4,423
Receivable from investment adviser for expense
reductions		8,897
Other receivables		3,333
Total assets		25,520,619

Liabilities
Payable for investments purchased	$407,881
Payable for fund shares redeemed	43,806
Accrued management fee	15,015
Distribution fees payable	13,888
Other affiliated payables	9,546
Other payables and accrued expenses	46,406
Total liabilities		536,542

Net Assets		$24,984,077
Net Assets consist of:
Paid in capital		$22,783,334
Undistributed net investment income		111,189
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		388,383
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		1,701,171
Net Assets		$24,984,077

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities — continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($4,543,672 ÷337,377 shares)	$13.47
Maximum offering price per share (100/94.25 of
$13.47)	$14.29
Class T:
Net Asset Value and redemption price per share
($8,893,172 ÷666,631 shares)	$13.34
Maximum offering price per share (100/96.50 of
$13.34)	$13.82
Class B:
Net Asset Value and offering price per share
($6,415,069 ÷494,099 shares)A	$12.98
Class C:
Net Asset Value and offering price per share
($4,565,985 ÷351,297 shares)A	$13.00
Institutional Class:
Net Asset Value, offering price and redemption price
per share ($566,179 ÷41,525 shares)	$13.63
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$603,768
Interest		27,140
Security lending		4,473
		635,381
Less foreign taxes withheld		(60,240)
Total income		575,141

Expenses
Management fee	$173,211
Transfer agent fees	100,560
Distribution fees	162,646
Accounting and security lending fees	17,084
Independent trustees’ compensation	111
Custodian fees and expenses	71,160
Registration fees	53,418
Audit	45,131
Legal	641
Miscellaneous	226
Total expenses before reductions	624,188
Expense reductions	(173,992)	450,196

Net investment income (loss)		124,945
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	4,341,381
Foreign currency transactions	(14,394)
Total net realized gain (loss)		4,326,987
Change in net unrealized appreciation (depreciation)
on:
Investment securities	(570,459)
Assets and liabilities in foreign currencies	(3,466)
Total change in net unrealized appreciation
(depreciation)		(573,925)
Net gain (loss)		3,753,062
Net increase (decrease) in net assets resulting from
operations		$3,878,007

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$124,945	$(77,210)
Net realized gain (loss)	4,326,987	3,220,062
Change in net unrealized appreciation
(depreciation)	(573,925)	(582,905)
Net increase (decrease) in net assets resulting
from operations	3,878,007	2,559,947
Distributions to shareholders from net investment
income	—	(86,506)
Share transactions — net increase (decrease)	118,782	(1,503,949)
Redemption fees	568	50
Total increase (decrease) in net assets	3,997,357	969,542

Net Assets
Beginning of period	20,986,720	20,017,178
End of period (including undistributed net invest-
ment income of $111,189 and accumulated net
investment loss of $2,363, respectively)	$24,984,077	$20,986,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Financial Highlights — Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value,
beginning of period	$ 11.30	$ 10.00	$ 8.03	$9.00	$11.13
Income from Investment
Operations
Net investment income
(loss)C	12.01		.04	.05	.01
Net realized and unre-
alized gain (loss)	2.05	1.37	1.98	(1.02)	(2.14)
Total from investment
operations	2.17	1.38	2.02	(.97)	(2.13)
Distributions from net
investment income	—	(.08)	(.05)	—	—
Redemption fees added to
paid in capitalC	—E	—E	—	—	—
Net asset value, end of
period	$ 13.47	$ 11.30	$ 10.00	$8.03	$9.00
Total ReturnA,B	19.20%	13.87%	25.30%	(10.78)%	(19.14)%
Ratios to Average Net AssetsD
Expenses before ex-
pense reductions	2.16%	2.41%F	3.07%	2.57%	2.16%
Expenses net of volun-
tary waivers, if any	1.55%	1.75%	1.75%	1.96%	2.00%
Expenses net of all
reductions	1.44%	1.68%	1.69%	1.91%	1.95%
Net investment income
(loss)	95%	.07%	.49%	.48%	.14%
Supplemental Data
Net assets, end of
period (000 omitted)	$ 4,544	$ 2,905	$ 3,346	$ 2,071	$2,577
Portfolio turnover rate	135%	123%	199%	137%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F As a result of an overaccrual of expenses for the year ended October 31, 2004, the ratio previously reported has been revised from 2.74% to 2.41% . The change had no impact on net investment income, total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights — Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value,
beginning of period	$ 11.21	$ 9.93	$7.98	$8.95	$11.09
Income from Investment
Operations
Net investment income
(loss)C	09	(.02)	.02	.02	(.01)
Net realized and unre-
alized gain (loss)	2.04	1.36	1.96	(.99)	(2.13)
Total from investment
operations	2.13	1.34	1.98	(.97)	(2.14)
Distributions from net
investment income	—	(.06)	(.03)	—	—
Redemption fees added to
paid in capitalC	—E	—E	—	—	—
Net asset value, end of
period	$ 13.34	$ 11.21	$9.93	$7.98	$8.95
Total ReturnA,B	19.00%	13.54%	24.90%	(10.84)%	(19.30)%
Ratios to Average Net AssetsD
Expenses before ex-
pense reductions	2.45%	2.70%F	3.34%	2.80%	2.40%
Expenses net of volun-
tary waivers, if any	1.81%	2.00%	2.00%	2.20%	2.25%
Expenses net of all
reductions	1.70%	1.93%	1.94%	2.16%	2.19%
Net investment income
(loss)	70%	(.18)%	.24%	.24%	(.10)%
Supplemental Data
Net assets, end of
period (000 omitted)	$ 8,893	$ 8,102	$7,628	$ 7,079	$9,749
Portfolio turnover rate	135%	123%	199%	137%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F As a result of an overaccrual of expenses for the year ended October 31, 2004, the ratio previously reported has been revised from 3.03% to 2.70% . The change had no impact on net investment income, total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Financial Highlights — Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value,
beginning of period	$ 10.97	$ 9.72	$7.82	$8.82	$10.99
Income from Investment
Operations
Net investment income
(loss)C	02	(.07)	(.02)	(.02)	(.06)
Net realized and unre-
alized gain (loss)	1.99	1.33	1.92	(.98)	(2.11)
Total from investment
operations	2.01	1.26	1.90	(1.00)	(2.17)
Distributions from net
investment income	—	(.01)	—	—	—
Redemption fees added to
paid in capitalC	—E	—E	—	—	—
Net asset value, end of
period	$ 12.98	$ 10.97	$9.72	$7.82	$8.82
Total ReturnA,B	18.32%	12.97%	24.30%	(11.34)%	(19.75)%
Ratios to Average Net AssetsD
Expenses before ex-
pense reductions	2.94%	3.20%F	3.87%	3.33%	2.95%
Expenses net of volun-
tary waivers, if any	2.32%	2.50%	2.50%	2.70%	2.75%
Expenses net of all
reductions	2.20%	2.43%	2.44%	2.65%	2.70%
Net investment income
(loss)	19%	(.68)%	(.26)%	(.26)%	(.61)%
Supplemental Data
Net assets, end of
period (000 omitted)	$ 6,415	$ 6,288	$5,596	$ 5,717	$6,507
Portfolio turnover rate	135%	123%	199%	137%	85%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F As a result of an overaccrual of expenses for the year ended October 31, 2004, the ratio previously reported has been revised from 3.54% to 3.20% . The change had no impact on net investment income, total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value,
beginning of period	$ 10.98	$ 9.73	$7.83	$8.84	$11.01
Income from Investment
Operations
Net investment income
(loss)C	03	(.07)	(.02)	(.02)	(.06)
Net realized and unre-
alized gain (loss)	1.99	1.33	1.92	(.99)	(2.11)
Total from investment
operations	2.02	1.26	1.90	(1.01)	(2.17)
Distributions from net
investment income	—	(.01)	—	—	—
Redemption fees added to
paid in capitalC	—E	—E	—	—	—
Net asset value, end of
period	$ 13.00	$ 10.98	$9.73	$7.83	$8.84
Total ReturnA,B	18.40%	12.96%	24.27%	(11.43)%	(19.71)%
Ratios to Average Net AssetsD
Expenses before ex-
pense reductions	2.86%	3.08%F	3.74%	3.22%	2.80%
Expenses net of volun-
tary waivers, if any	2.30%	2.50%	2.50%	2.71%	2.75%
Expenses net of all
reductions	2.19%	2.43%	2.44%	2.66%	2.70%
Net investment income
(loss)	20%	(.68)%	(.26)%	(.27)%	(.61)%
Supplemental Data
Net assets, end of
period (000 omitted)	$ 4,566	$ 3,234	$3,076	$ 2,876	$4,393
Portfolio turnover rate	135%	123%	199%	137%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F As a result of an overaccrual of expenses for the year ended October 31, 2004, the ratio previously reported has been revised from 3.41% to 3.08% . The change had no impact on net investment income, total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Financial Highlights — Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value,
beginning of period	$ 11.40	$ 10.07	$ 8.10	$9.05	$ 11.16
Income from Investment
Operations
Net investment income
(loss)B	16.04		.06	.07	.04
Net realized and unre-
alized gain (loss)	2.07	1.37	1.98	(1.02)	(2.15)
Total from investment
operations	2.23	1.41	2.04	(.95)	(2.11)
Distributions from net
investment income	—	(.08)	(.07)	—	—
Redemption fees added to
paid in capitalB	—D	—D	—	—	—
Net asset value, end of
period	$ 13.63	$ 11.40	$ 10.07	$8.10	$9.05
Total ReturnA	19.56%	14.07%	25.39%	(10.50)%	(18.91)%
Ratios to Average Net AssetsC
Expenses before ex-
pense reductions	1.73%	1.95%E	2.56%	2.07%	1.75%
Expenses net of volun-
tary waivers, if any	1.31%	1.50%	1.50%	1.71%	1.75%
Expenses net of all
reductions	1.20%	1.43%	1.44%	1.66%	1.69%
Net investment income
(loss)	1.20%	.32%	.73%	.74%	.40%
Supplemental Data
Net assets, end of
period (000 omitted)	$ 566	$ 457	$ 371	$681	$820
Portfolio turnover rate	135%	123%	199%	137%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

D Amount represents less than $.01 per share.

E As a result of an overaccrual of expenses for the year ended October 31, 2004, the ratio previously reported has been revised from 2.29% to 1.95% . The change had no impact on net investment income, total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a

Annual Report

24

1. Significant Accounting Policies - continued

Security Valuation - continued

market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

25 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$2,410,526
Unrealized depreciation	(740,156)
Net unrealized appreciation (depreciation) .	1,670,370
Undistributed ordinary income	110,905
Undistributed long-term capital gain	418,112

Cost for federal income tax purposes	$23,650,972

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$—	$86,506

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

26

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $30,849,970 and $31,058,872, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services.

27 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$9,215	$6
Class T	25%	.25%	44,396	36
Class B	75%	.25%	66,850	50,151
Class C	75%	.25%	42,185	6,301
			$162,646	$56,494

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$5,182
Class T	2,431
Class B*	14,338
Class C*	1,365
$23,316

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

28

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$15,648.42
Class T	39,437.44
Class B	28,121.42
Class C	16,115.38
Institutional Class	1,239.23
	$100,560

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $31,174 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $317 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

29 Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.75%--1.50%*	$22,236
Class T	2.00%--1.75%*	57,047
Class B	2.50%--2.25%*	41,774
Class C	2.50%--2.25%*	23,584
Institutional Class	1.50%--1.25%*	2,626
		$147,267

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $26,725 for the period.

Annual Report

30

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,	2005		2004
From net investment income
Class A		$—	$28,050
Class T		—	46,077
Class B		—	5,801
Class C		—	3,213
Institutional Class		—	3,365
Total		$—	$86,506

31 Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	142,065	337,527	$1,846,794	$3,769,229
Reinvestment of
distributions	—	2,412	—	25,135
Shares redeemed	(61,807)	(417,543)	(785,579)	(4,586,475)
Net increase (decrease) .	80,258	(77,604)	$1,061,215	$(792,111)
Class T
Shares sold	181,461	135,665	$2,307,799	$1,489,738
Reinvestment of
distributions	—	4,315	—	44,751
Shares redeemed	(237,354)	(185,482)	(3,017,826)	(2,011,588)
Net increase (decrease) .	(55,893)	(45,502)	$(710,027)	$(477,099)
Class B
Shares sold	100,137	121,537	$1,230,979	$1,299,582
Reinvestment of
distributions	—	522	—	5,324
Shares redeemed	(179,115)	(124,715)	(2,234,526)	(1,346,950)
Net increase (decrease) .	(78,978)	(2,656)	$(1,003,547)	$(42,044)
Class C
Shares sold	158,915	74,022	$2,022,824	$796,896
Reinvestment of
distributions	—	244	—	2,495
Shares redeemed	(102,054)	(95,858)	(1,269,222)	(1,022,292)
Net increase (decrease) .	56,861	(21,592)	$753,602	$(222,901)
Institutional Class
Shares sold	6,137	37,290	$77,208	$413,160
Reinvestment of
distributions	—	287	—	3,019
Shares redeemed	(4,745)	(34,275)	(59,669)	(385,973)
Net increase (decrease) .	1,392	3,302	$17,539	$30,206

Annual Report

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP Boston, Massachusetts December 22, 2005

33 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

Annual Report 34

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Europe Capital Appreci-
ation (2005-present). He also serves as Senior Vice President of other
Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR
(2005-present). Previously, Mr. Jonas served as President of Fidelity En-
terprise Operations and Risk Services (2004-2005), Chief Administra-
tive Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

35 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust Com-
pany (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report 36

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

Annual Report 38

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

39 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Europe Capital Appreciation. Mr. Churchill
also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as
Head of Fidelity’s Fixed-Income Division (2000-2005), Vice President of
Fidelity’s Money Market Funds (2000-2005), Vice President of Fidelity’s
Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr.
Churchill joined Fidelity in 1993 as Vice President and Group Leader of
Taxable Fixed-Income Investments.

Annual Report 40

Name, Age; Principal Occupation

Ian R. Hart (38)

Year of Election or Appointment: 2001
Vice President of Advisor Europe Capital Appreciation. Mr. Hart serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hart managed a variety of Fidelity funds.
Mr. Hart also serves as Vice President of FMR (2002) and FMR Co., Inc.
(2002).

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Europe Capital Appreciation. He also serves as
Secretary of other Fidelity funds; Vice President, General Counsel, and
Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity
Management & Research (Far East) Inc. (2001-present), and Fidelity
Investments Money Management, Inc. (2001-present). Mr. Roiter is an
Adjunct Member, Faculty of Law, at Boston College Law School
(2003-present). Previously, Mr. Roiter served as Vice President and
Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Europe Capital Appreciation. Mr. Fross
also serves as Assistant Secretary of other Fidelity funds (2003-present),
Vice President and Secretary of FDC (2005-present), and is an em-
ployee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Europe Capital Appreciation. Ms. Reynolds also serves as President,
Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice
President (2003) and an employee (2002) of FMR. Before joining
Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers
LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Europe Capital Appreciation. Mr.
Murphy also serves as Chief Financial Officer of other Fidelity funds
(2005-present). He also serves as Senior Vice President of Fidelity Pric-
ing and Cash Management Services Group (FPCMS).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Europe Capital Appreciation. Mr.
Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity
Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services
Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Hebble
also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of
Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder
Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Mehr-
mann also serves as Deputy Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services
Group (FIIS)/Fidelity Investments Institutional Operations Corporation,
Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Europe Capital Appreciation. Ms. Monas-
terio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms.
Monasterio served as Treasurer (2000-2004) and Chief Financial Offi-
cer (2002-2004) of the Franklin Templeton Funds and Senior Vice Presi-
dent of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Robins
also serves as Deputy Treasurer of other Fidelity funds (2005-present)
and is an employee of FMR (2004-present). Before joining Fidelity In-
vestments, Mr. Robins worked at KPMG LLP, where he was a partner in
KPMG’s department of professional practice (2002-2004) and a Senior
Manager (1999-2000). In addition, Mr. Robins served as Assistant
Chief Accountant, United States Securities and Exchange Commission
(2000-2002).

Annual Report 42

Name, Age; Principal Occupation

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Byrnes
also serves as Assistant Treasurer of other Fidelity funds (2005-present)
and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity
Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group
(2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986
Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Costello
also serves as Assistant Treasurer of other Fidelity funds and is an em-
ployee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Europe Capital Appreciation. Mr.
Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004)
and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Oster-
held also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Ryan
also serves as Assistant Treasurer of other Fidelity funds (2005-present)
and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Schia-
vone also serves as Assistant Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR (2005-present). Before join-
ing Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Man-
agement, where he most recently served as Assistant Treasurer
(2003-2005) of the Scudder Funds and Vice President and Head of
Fund Reporting (1996-2003).

43 Annual Report

Distributions

The Board of Trustees of Advisor Europe Capital Appreciation fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/05/05	12/02/05	$.171	$.22

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $419,182, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $0, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

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44

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Europe Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

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46

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five-year cumulative total return of Institutional Class of the fund was higher than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund’s more recent disappointing performance.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

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48

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 24% means that 76% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that

Annual Report

50

established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, and Class C would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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52

53 Annual Report

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54

55 Annual Report

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56

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

Fidelity® Advisor

Global Equity

Fund - Class A, Class T, Class B and Class C

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	8	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	9	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	26	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	35	Notes to the financial statements.
Report of Independent	43
Registered Public
Accounting Firm
Trustees and Officers	44
Distributions	54
Board Approval of	55
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

The views expressed in the Management’s Discussion of Fund Performance reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)	8.53%	0.43%	4.08%
Class T (incl. 3.50% sales charge)	10.92%	0.61%	4.17%
Class B (incl. contingent deferred sales charge)B	9.32%	0.45%	4.18%
Class C (incl. contingent deferred sales charge)C	13.31%	0.83%	4.19%

A From December 17, 1998.

B Class B shares’ contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares’ contingent deferred sales charges included in the past one year, five year, and life of fund total return figures are 1%, 0% and 0%, respectively.

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6

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Global Equity Fund — Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCIr World Index performed over the same period.

7 Annual Report 7

Management’s Discussion of Fund Performance

Comments from Richard Habermann, Lead Portfolio Manager of Fidelity® Advisor Global Equity Fund

Global equities generally had solid advances during the year ending October 31, 2005. Encouraged by strong corporate earnings and improved economies, the stocks of most developed nations moved sharply higher. The Morgan Stanley Capital InternationalSM (MSCI®) World Index — a performance measure of developed stock markets throughout the world — gained 13.66% . Japan was among the top-performers in the index. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors, fueling robust returns for Japanese equities during the second half of the period. Asia-Pacific stocks outside of Japan, including Australia and Hong Kong, also responded well to the better macroeconomic environment. European equities rose as well, despite concerns about higher energy prices and potential downgrades to economic growth in the region. Still, European constituents generally were not hurt as badly by the dramatic increase in energy prices as were U.S. equities, which finished the year well behind the world market — the only major region to underperform. By contrast, Canada — the largest supplier of oil to the United States — was a beneficiary of high oil prices and enjoyed healthy gains.

During the past year, the fund’s Class A, Class T, Class B and Class C shares rose 15.15%, 14.94%, 14.32% and 14.31%, respectively, topping the MSCI World index and the LipperSM Global Funds Average, which returned 14.09% . Driven mainly by good stock selection, the fund outpaced the index in all major developed world markets, particularly in the United States during the second half of the period. On a regional basis, underweighting U.S. equities helped, as did overweightings in foreign markets — notably Japan — that outperformed. Country selection in Europe also bolstered returns. Most of our relative gains in the U.S. subportfolio came from within the energy, financials, materials and health care sectors. Biotechnology giant Genentech was our top individual contributor, followed by coal producer Peabody Energy and hard-disk drive maker Seagate Technology. Health care was a particular area of strength in Europe, led by German dialysis services provider Fresenius. Conversely, the fund’s aggressive positioning in the weak technology sector hurt. Our underexposure to surging utilities stocks also detracted, as did overweightings in several U.S. names that disappointed, among them biotech firm Biogen Idec and Spanish-language broadcaster Univision. Weak results in Singapore, mainly from electronics contract manufacturer Flextronics, dampened our returns in the Pacific region.

Note to shareholders:

Effective December 14, 2005, a portfolio management team led by Michael Jenkins and composed of William Bower, Penelope Dobkin, William Kennedy, Harry Lange, Brian Hogan and Peter Saperstone has been named to manage Fidelity Advisor Global Equity Fund, succeeding Richard Habermann.

The views expressed in this statement reflect those of the portfolio manager only through October 31, 2005. See page 3 for further discussion of this section of the report.

Annual Report 8

8

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,097.90	$7.93
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class T
Actual	$1,000.00	$1,097.00	$9.25
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,094.20	$11.88
HypotheticalA	$1,000.00	$1,013.86	$11.42

9 Annual Report

Shareholder Expense Example - continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,093.20	$11.87
HypotheticalA	$1,000.00	$1,013.86	$11.42
Institutional Class
Actual	$1,000.00	$1,099.40	$6.61
HypotheticalA	$1,000.00	$1,018.90	$6.36

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

10

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Genentech, Inc. (United States of America,
Biotechnology)	1.5	1.9
Peabody Energy Corp. (United States of
America, Oil, Gas & Consumable Fuels)	1.2	0.8
BP PLC (United Kingdom, Oil, Gas &
Consumable Fuels)	1.2	1.1
Goldman Sachs Group, Inc. (United States of
America, Capital Markets)	1.1	0.7
Total SA Series B (France, Oil, Gas &
Consumable Fuels)	1.1	1.1
	6.1
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.0	19.4
Energy	13.6	10.9
Information Technology	13.6	14.6
Consumer Discretionary	11.9	12.4
Health Care	9.7	11.0
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
United States of America	38.6	44.3
Japan	12.2	11.7
United Kingdom	9.9	10.2
Canada	3.9	2.9
Switzerland	3.2	3.8
Percentages are adjusted for the effect of open futures contracts, if applicable.

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 90.9%
	Shares	Value (Note 1)

Australia – 2.4%
Alumina Ltd.	1,300	$5,628
AMP Ltd.	13,700	74,680
Australia & New Zealand Banking Group Ltd.	7,509	132,230
Australian Gas Light Co.	1,053	11,921
Australian Stock Exchange Ltd.	1,000	21,513
AXA Asia Pacific Holdings Ltd.	3,400	12,025
BHP Billiton Ltd.	13,885	215,565
Billabong International Ltd.	3,500	33,866
Brambles Industries Ltd.	2,100	13,269
Coca-Cola Amatil Ltd.	2,742	15,624
Commonwealth Bank of Australia	3,200	93,032
CSL Ltd.	400	11,216
Fosters Group Ltd.	12,400	53,778
Lion Nathan Ltd.	4,100	24,189
Macquarie Airports unit	3,100	6,954
National Australia Bank Ltd.	1,000	24,802
Newcrest Mining Ltd.	3,300	44,910
Origin Energy Ltd.	2,387	11,994
Publishing & Broadcasting Ltd.	655	7,895
QBE Insurance Group Ltd.	3,208	42,698
Rinker Group Ltd.	784	8,829
Rio Tinto Ltd.	1,157	48,716
Seek Ltd.	13,100	27,819
Wesfarmers Ltd.	600	16,017
Westfield Group unit	7,500	93,151
Westpac Banking Corp.	7,500	116,369
Woodside Petroleum Ltd.	2,700	63,798
Woolworths Ltd.	3,147	38,427
WorleyParsons Ltd.	800	5,862
TOTAL AUSTRALIA		1,276,777

Austria – 0.2%
Erste Bank der Oesterreichischen Sparkassen AG	2,200	114,457
Belgium – 0.1%
Belgacom SA	1,300	43,572
Bermuda – 0.7%
Accenture Ltd. Class A	2,800	73,668
Aquarius Platinum Ltd. (Australia)	1,200	8,973
Marvell Technology Group Ltd. (a)	6,500	301,665
TOTAL BERMUDA		384,306

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

Canada – 3.9%
Aeroplan Income Fund (a)(c)	1,080	$11,111
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)	900	16,308
Alliance Atlantis Communications, Inc. Class B (non-vtg.) (a)	430	10,741
Astral Media, Inc. Class A (non-vtg.)	340	9,054
Bank of Nova Scotia	670	24,389
Brascan Corp. Class A (ltd. vtg.)	1,505	68,649
Brookfield Properties Corp.	860	25,196
Canadian Imperial Bank of Commerce	640	39,126
Canadian National Railway Co.	1,370	99,183
Canadian Natural Resources Ltd.	2,740	112,036
Canadian Oil Sands Trust unit	210	19,738
Canadian Pacific Railway Ltd.	420	17,266
Canadian Tire Corp. Ltd. Class A (non-vtg.)	440	22,842
Cathedral Energy Services Income Trust	2,570	19,912
CCS Income Trust	260	6,492
Chum Ltd. Class B (non-vtg.)	240	6,097
Cyries Energy, Inc. (a)	830	10,415
EnCana Corp.	2,998	137,080
FirstService Corp. (sub. vtg.) (a)	770	17,930
Fording Canadian Coal Trust	1,290	43,779
Garda World Security Corp. (a)	1,160	13,849
Gildan Activewear, Inc. Class A (a)	1,290	45,112
Great Canadian Gaming Corp. (a)	540	6,356
Husky Energy, Inc.	1,250	57,684
Imperial Oil Ltd.	770	67,285
ING Canada, Inc	1,710	64,143
IPSCO, Inc.	960	68,403
La Senza Corp. (sub. vtg.)	290	4,457
Manulife Financial Corp.	1,690	87,963
Melcor Developments Ltd.	80	6,638
Metro, Inc. Class A (sub. vtg.)	2,140	59,616
National Bank of Canada	1,070	53,582
Onex Corp. (sub. vtg.)	1,240	20,978
Petro-Canada	1,720	59,945
Potash Corp. of Saskatchewan	365	29,923
Real Resources, Inc. (a)	210	4,072
RioCan (REIT)	1,390	23,775
Rogers Communications, Inc. Class B (non-vtg.)	1,180	46,561
RONA, Inc. (a)	570	10,589
Rothmans, Inc.	210	4,289
Royal Bank of Canada	1,710	120,656
Savanna Energy Services Corp. (a)	860	17,659

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Canada – continued
Shore Gold, Inc. (a)	1,250	$7,599
SNC-Lavalin Group, Inc.	540	34,064
Sun Life Financial, Inc.	1,010	37,672
Talisman Energy, Inc.	2,140	94,787
Teck Cominco Ltd. Class B (sub. vtg.)	340	14,325
TELUS Corp.	2,440	93,798
Toronto-Dominion Bank	1,800	84,894
Trican Well Service Ltd. (a)	940	35,276
TSX Group, Inc.	1,240	38,092
Wajax Income Fund	1,200	24,386
TOTAL CANADA		2,055,772

Cayman Islands – 1.5%
Ctrip.com International Ltd. sponsored ADR	300	17,259
Noble Corp.	5,960	383,705
Seagate Technology	25,420	368,336
TOTAL CAYMAN ISLANDS		769,300

China – 0.0%
ZTE Corp. (H Shares)	4,400	12,998
Denmark – 0.3%
Danske Bank AS	4,730	148,341
Finland – 0.4%
Fortum Oyj	7,240	128,188
Neste Oil Oyj	3,110	96,372
TOTAL FINLAND		224,560

France – 3.1%
AXA SA	6,374	184,591
BNP Paribas SA	3,892	295,095
Gaz de France	800	24,598
Groupe Danone	1,300	132,618
Societe Generale Series A	900	102,763
Total SA Series B	2,225	560,789
Vivendi Universal SA	9,900	311,058
TOTAL FRANCE		1,611,512

Germany – 2.7%
Allianz AG (Reg.)	1,100	155,540
Bilfinger & Berger Bau AG	1,600	69,240
Continental AG	2,200	168,257
Deutsche Boerse AG	3,077	289,551

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)

Germany – continued
E.ON AG	4,100	$371,583
Merck KGaA	1,100	90,985
SAP AG	1,700	291,992
TOTAL GERMANY		1,437,148

Greece – 0.6%
EFG Eurobank Ergasias SA	5,500	165,487
Greek Organization of Football Prognostics SA	5,200	150,103
TOTAL GREECE		315,590

Hong Kong – 0.8%
BOC Hong Kong Holdings Ltd.	5,500	10,252
Cafe de Coral Holdings Ltd.	6,000	6,772
Cheung Kong Holdings Ltd.	5,000	52,018
China Mobile (Hong Kong) Ltd.	12,000	53,880
CNOOC Ltd.	21,000	13,797
Henderson Land Development Co. Ltd.	1,000	4,457
Hong Kong & China Gas Co. Ltd.	17,400	35,913
Hutchison Whampoa Ltd.	6,000	56,810
JCG Holdings Ltd.	4,000	3,973
Li & Fung Ltd.	20,000	42,698
MTR Corp. Ltd.	6,000	11,339
Shanghai Industrial Holdings Ltd. Class H	3,000	5,340
Sun Hung Kai Properties Ltd.	4,000	37,822
Swire Pacific Ltd. (A Shares)	3,500	31,379
Television Broadcasts Ltd.	4,000	22,213
Wharf Holdings Ltd.	9,000	30,708
Wing Hang Bank Ltd.	2,000	13,661
TOTAL HONG KONG		433,032

Ireland – 0.3%
CRH PLC	6,927	173,133
Italy – 1.9%
Autostrade Spa	6,940	158,641
Banca Intesa Spa	15,509	72,376
Banco Popolare di Verona e Novara	8,790	162,270
ENI Spa	15,611	417,594
Lottomatica Spa New	2,700	98,070
Seat Pagine Gialle Spa	186,100	86,446
TOTAL ITALY		995,397

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Japan – 12.2%
Advantest Corp.	600	$43,439
Aeon Co. Ltd.	3,500	72,745
Aiful Corp.	200	15,017
Aisin Seiki Co. Ltd.	1,000	30,137
Arisawa Manufacturing Co. Ltd.	100	1,639
Asahi Glass Co. Ltd.	6,000	65,159
Astellas Pharma, Inc.	2,200	79,067
BSL Corp. warrants 12/15/05 (a)	1,300	293
Canon, Inc.	2,300	122,061
Citizen Watch Co. Ltd.	2,400	18,290
Cyber Agent Ltd.	10	18,013
Cyber Agent Ltd. New	18	32,424
Dai Nippon Printing Co. Ltd.	1,000	16,446
Dainippon Screen Manufacturing Co. Ltd.	5,000	30,787
Daiwa House Industry Co. Ltd.	1,000	13,458
Denki Kagaku Kogyo KK	9,000	33,047
Denso Corp.	1,500	42,738
Diamond Lease Co. Ltd.	400	18,671
Don Quijote Co. Ltd.	400	28,960
East Japan Railway Co	7	41,829
Fanuc Ltd.	900	70,927
Fuji Television Network, Inc.	14	31,281
Fujikura Ltd.	6,000	38,867
Fujitsu Ltd.	14,000	92,629
Hamamatsu Photonics KK	500	11,626
Hankyu Department Stores, Inc.	2,000	16,021
Haseko Corp. (a)	29,500	102,190
Hokuhoku Financial Group, Inc.	5,000	20,741
Honda Motor Co. Ltd.	2,600	144,612
Hoya Corp. New	300	10,470
Index Corp. New	11	12,384
Isetan Co. Ltd.	1,600	28,821
ITOCHU TECHNO-SCIENCE Corp. (CTC)	600	22,967
JAFCO Co. Ltd.	700	42,192
JFE Holdings, Inc.	1,500	46,635
JSR Corp.	3,900	92,374
Juroku Bank Ltd.	1,000	8,348
Kamigumi Co. Ltd.	4,000	33,082
Kurita Water Industries Ltd.	1,100	18,500
Kyocera Corp.	400	25,984
Leopalace21 Corp.	4,800	124,706
livedoor Co. Ltd. (a)	13,546	49,857

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks – continued
	Shares	Value (Note 1)

Japan – continued
Marui Co. Ltd.	1,500	$24,902
Matsushita Electric Industrial Co. Ltd.	4,000	73,600
Meitec Corp.	700	22,733
Miraca Holdings, Inc.	1,100	24,673
Mitsubishi Corp.	5,300	103,272
Mitsubishi Electric Corp.	6,000	36,009
Mitsubishi Estate Co. Ltd.	3,000	44,505
Mitsubishi Heavy Industries Ltd.	9,000	34,138
Mitsubishi Logistics Corp.	1,000	13,804
Mitsubishi UFJ Financial Group, Inc.	11	139,590
Mitsubishi UFJ Securities Co. Ltd.	2,000	22,880
Mitsui & Co. Ltd.	9,000	110,911
Mitsui Fudosan Co. Ltd.	3,000	49,233
Mitsui Mining & Smelting Co. Ltd.	10,000	57,157
Mitsui O.S.K. Lines Ltd.	4,000	28,267
Mitsui Trust Holdings, Inc.	6,000	72,434
Mitsui-Soko Co. Ltd.	3,000	16,757
Mizuho Financial Group, Inc.	29	193,884
Murata Manufacturing Co. Ltd.	500	24,985
NGK Insulators Ltd.	5,000	59,798
NGK Spark Plug Co. Ltd.	4,000	64,397
Nichias Corp.	5,000	28,925
Nikko Cordial Corp.	5,500	66,683
Nippon Electric Glass Co. Ltd.	1,000	19,182
Nippon Mining Holdings, Inc.	9,500	70,178
Nippon Oil Corp.	14,000	119,181
Nippon Steel Corp.	17,000	60,803
Nippon Television Network Corp.	240	39,116
Nishimatsuya Chain Co. Ltd.	1,100	41,915
Nitto Denko Corp.	800	48,566
NOK Corp.	1,500	45,336
Nomura Holdings, Inc.	2,800	43,372
Nomura Research Institute Ltd.	600	62,249
NTT Data Corp.	13	45,371
NTT DoCoMo, Inc.	86	148,780
Oki Electric Industry Co. Ltd.	3,000	9,353
Onward Kashiyama Co. Ltd.	2,000	32,043
Opt, Inc. (a)	4	15,277
ORIX Corp.	200	37,533
Rakuten, Inc.	46	30,037
Resona Holdings, Inc. (a)	23	66,727
Ricoh Co. Ltd.	2,000	31,852

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Japan – continued
Rohm Co. Ltd.	700	$56,863
Sankyo Co. Ltd. (Gunma)	200	10,583
SBI Holdings, Inc.	40	19,988
Sega Sammy Holdings, Inc.	200	7,205
Sega Sammy Holdings, Inc. New	400	14,514
Seven & I Holdings Co. Ltd. (a)	2,220	73,057
SFCG Co. Ltd.	90	21,738
Shin-Etsu Chemical Co. Ltd.	1,900	91,157
SMC Corp.	400	53,381
Softbank Corp.	700	39,707
Sompo Japan Insurance, Inc	8,000	120,550
Stanley Electric Co. Ltd.	1,800	27,794
Sumisho Computer Service Corp.	800	14,480
Sumitomo Chemical Co. Ltd.	6,000	35,593
Sumitomo Corp.	7,000	78,201
Sumitomo Electric Industries Ltd.	5,000	65,904
Sumitomo Heavy Industries Ltd.	9,000	63,133
Sumitomo Metal Industries Ltd.	13,000	45,033
Sumitomo Mitsui Financial Group, Inc.	30	277,991
Sumitomo Realty & Development Co. Ltd.	3,000	48,584
Suzuki Motor Corp.	1,400	24,127
T&D Holdings, Inc.	300	18,940
Taiheiyo Cement Corp.	9,000	32,580
Take & Give Needs Co. Ltd. (a)	14	19,641
Takeda Pharamaceutical Co. Ltd.	1,500	82,618
Takefuji Corp.	680	47,759
Teijin Ltd	8,000	47,804
The Sumitomo Warehouse Co. Ltd.	2,000	15,554
THK Co. Ltd.	1,900	42,946
TIS, Inc.	800	18,914
Tokai Tokyo Securities Co. Ltd.	5,000	19,615
Tokyo Broadcasting System, Inc.	400	11,431
Tokyo Electron Ltd.	600	30,189
Tokyo Steel Manufacturing Co. Ltd.	1,500	19,550
Tokyu Corp.	5,000	27,366
Tokyu Land Corp.	3,000	23,876
Toray Industries, Inc.	7,000	39,040
Toshiba Machine Co. Ltd.	8,000	57,504
Toyota Motor Corp.	7,200	334,116
Trans Cosmos, Inc.	400	20,299
Ushio, Inc.	1,000	18,706
Yahoo! Japan Corp	12	12,782

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks – continued
	Shares	Value (Note 1)

Japan – continued
Yahoo! Japan Corp. New	26	$28,146
Yamaha Motor Co. Ltd. (a)	1,500	32,281
Yamato Transport Co. Ltd.	2,000	33,065
Yaskawa Electric Corp. (a)	11,000	86,021
Yokogawa Electric Corp.	2,200	32,484
TOTAL JAPAN		6,392,652

Liberia – 0.3%
Royal Caribbean Cruises Ltd.	3,400	140,896
Luxembourg – 0.2%
SES Global unit	5,100	80,639
Marshall Islands – 0.1%
Teekay Shipping Corp.	1,100	43,384
Netherlands – 1.6%
Euronext NV	2,200	93,491
ING Groep NV (Certificaten Van Aandelen)	4,310	124,387
James Hardie Industries NV	2,000	12,697
Koninklijke Numico NV (a)	8,100	328,000
Rodamco Europe NV	1,100	87,557
VNU NV	5,400	171,735
TOTAL NETHERLANDS		817,867

Netherlands Antilles – 0.5%
Schlumberger Ltd. (NY Shares)	2,900	263,233
New Zealand – 0.2%
Carter Holt Harvey Ltd.	12,000	20,994
Fisher & Paykel Healthcare Corp.	5,800	14,084
Sky City Entertainment Group Ltd.	5,105	16,219
Sky Network Television Ltd. New	1,668	7,225
Telecom Corp. of New Zealand Ltd.	7,217	29,563
Tenon Ltd.	575	1,489
TOTAL NEW ZEALAND		89,574

Norway – 0.7%
DnB NOR ASA	15,380	157,204
Statoil ASA	5,600	125,238
Yara International ASA	3,800	62,642
TOTAL NORWAY		345,084

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Papua New Guinea – 0.0%
Lihir Gold Ltd. (a)	10,500	$13,740
Oil Search Ltd.	4,500	11,104
TOTAL PAPUA NEW GUINEA		24,844

Singapore – 0.9%
City Developments Ltd.	4,000	20,781
City Developments Ltd. warrants 5/10/06 (a)	300	1,116
DBS Group Holdings Ltd.	3,000	27,098
Elec & Eltek International Co. Ltd.	3,600	7,992
Flextronics International Ltd. (a)	30,170	280,279
Fraser & Neave Ltd.	1,000	9,918
Keppel Corp. Ltd.	4,000	27,393
Olam International Ltd.	20,000	15,114
Parkway Holdings Ltd.	6,000	7,014
Singapore Exchange Ltd.	13,000	20,722
United Overseas Bank Ltd.	4,000	32,588
United Overseas Land Ltd.	400	553
TOTAL SINGAPORE		450,568

South Africa – 0.1%
Truworths International Ltd.	8,900	25,201
Spain – 1.8%
Actividades de Construccion y Servicios SA (ACS)	5,953	170,197
Altadis SA (Spain)	9,700	411,627
Banco Popular Espanol SA (Reg.)	6,300	76,503
Corporacion Mapfre SA (Reg.)	3,900	68,304
Telefonica SA	15,055	240,629
TOTAL SPAIN		967,260

Sweden – 1.7%
Hennes & Mauritz AB (H&M) (B Shares)	3,851	125,036
Skandia Foersaekrings AB	32,235	160,739
Svenska Handelsbanken AB (A Shares)	5,178	118,043
Telefonaktiebolaget LM Ericsson (B Shares)	155,148	509,041
TOTAL SWEDEN		912,859

Switzerland – 3.2%
ABB Ltd. (Reg.) (a)	20,196	154,468
Compagnie Financiere Richemont unit	4,201	159,841
Credit Suisse Group (Reg.)	5,905	261,651
Novartis AG (Reg.)	9,822	528,620

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks – continued
	Shares	Value (Note 1)

Switzerland – continued
Roche Holding AG (participation certificate)	2,977	$444,766
UBS AG (Reg.)	1,735	148,637
TOTAL SWITZERLAND		1,697,983

United Kingdom – 9.9%
3i Group PLC	19,783	265,488
AstraZeneca PLC (Sweden)	3,420	153,355
BAE Systems PLC	39,400	230,543
Barclays PLC	15,470	153,230
BG Group PLC	30,290	265,990
BHP Billiton PLC	12,800	188,206
BP PLC	58,400	646,293
British American Tobacco PLC	7,100	156,449
British Land Co. PLC	14,300	225,325
BT Group PLC	43,300	163,718
Capita Group PLC	9,300	64,214
Carnival PLC	1,700	86,360
GlaxoSmithKline PLC	19,431	505,109
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,444	54,250
(United Kingdom) (Reg.)	19,640	309,369
Kesa Electricals PLC	1,836	7,801
Old Mutual PLC	22,000	51,316
Prudential PLC	15,221	127,734
Reuters Group PLC	29,400	186,994
Royal Bank of Scotland Group PLC	3,300	91,376
Royal Dutch Shell PLC Class B	11,477	375,355
Scottish & Southern Energy PLC	11,700	203,000
Smiths Group PLC	3,800	61,390
Standard Chartered PLC (United Kingdom)	10,500	220,474
Tesco PLC	32,100	170,921
Vodafone Group PLC	95,664	251,214
TOTAL UNITED KINGDOM		5,215,474

United States of America – 38.6%
AFLAC, Inc.	6,430	307,225
Albany International Corp. Class A	4,980	192,377
Alcoa, Inc.	2,550	61,940
Altera Corp. (a)	15,200	253,080
American International Group, Inc.	2,920	189,216
Amphenol Corp. Class A	4,620	184,661
Analog Devices, Inc.	7,570	263,285

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

United States of America – continued
Apache Corp.	2,740	$174,894
Apollo Investment Corp.	9,654	180,337
Aramark Corp. Class B	3,910	99,392
Avon Products, Inc.	980	26,450
Baker Hughes, Inc.	3,800	208,848
Bank of America Corp.	4,746	207,590
Barr Pharmaceuticals, Inc. (a)	3,250	186,713
BEA Systems, Inc. (a)	490	4,322
Becton, Dickinson & Co.	4,300	218,225
Biomet, Inc.	780	27,167
BJ Services Co.	4,800	166,800
Burlington Northern Santa Fe Corp.	1,700	105,502
Caterpillar, Inc.	2,720	143,045
Cendant Corp.	8,420	146,676
Centex Corp.	4,280	275,418
Charles Schwab Corp.	7,710	117,192
Chevron Corp.	5,020	286,491
Clear Channel Communications, Inc.	4,154	126,365
ConocoPhillips	3,080	201,370
Danaher Corp.	6,280	327,188
Dean Foods Co. (a)	2,200	79,530
Dell, Inc. (a)	5,650	180,122
Dow Chemical Co.	5,820	266,905
E*TRADE Financial Corp. (a)	8,100	150,255
EMC Corp. (a)	16,420	229,223
ENSCO International, Inc.	4,270	194,669
Exxon Mobil Corp.	6,000	336,840
Fannie Mae	1,680	79,834
FedEx Corp.	2,450	225,229
FirstEnergy Corp.	1,890	89,775
Freeport-McMoRan Copper & Gold, Inc. Class B	7,330	362,249
Freescale Semiconductor, Inc. Class B (a)	1,470	35,104
Genentech, Inc. (a)	8,640	782,780
Golden West Financial Corp., Delaware	2,720	159,746
Goldman Sachs Group, Inc.	4,700	593,939
Hartford Financial Services Group, Inc.	4,200	334,950
Herman Miller, Inc.	2,100	57,561
Home Depot, Inc.	1,990	81,670
Hudson Highland Group, Inc. (a)	414	9,907
Intel Corp.	6,940	163,090
Intersil Corp. Class A	1,240	28,222
Jabil Circuit, Inc. (a)	10,480	312,828

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Common Stocks – continued
	Shares	Value (Note 1)

United States of America – continued
Johnson & Johnson	3,670	$229,815
JPMorgan Chase & Co.	3,580	131,100
Juniper Networks, Inc. (a)	6,800	158,644
KB Home	1,240	81,034
KLA-Tencor Corp.	8,640	399,946
Lattice Semiconductor Corp. (a)	960	4,205
Lennar Corp.:
Class A	2,820	156,736
Class B	2,696	139,248
Liberty Global, Inc.:
Class A	2,284	56,575
Class C (a)	2,284	54,176
LSI Logic Corp. (a)	4,950	40,145
Lyondell Chemical Co.	10,555	282,874
Masco Corp.	1,910	54,435
McDonald’s Corp.	7,300	230,680
Medtronic, Inc.	4,490	254,403
Merrill Lynch & Co., Inc.	2,910	188,393
MetLife, Inc.	6,860	338,953
Mettler-Toledo International, Inc. (a)	3,450	178,020
Micron Technology, Inc. (a)	4,770	61,962
Microsoft Corp.	18,520	475,964
Monsanto Co.	1,400	88,214
Monster Worldwide, Inc. (a)	10,470	343,521
Motorola, Inc.	3,920	86,867
National Oilwell Varco, Inc. (a)	2,970	185,536
National Semiconductor Corp.	3,840	86,899
NIKE, Inc. Class B	1,360	114,308
Northrop Grumman Corp.	1,060	56,869
Peabody Energy Corp.	8,400	656,544
PepsiCo, Inc.	4,190	247,545
Perrigo Co.	4,580	61,235
Pfizer, Inc.	10,132	220,270
Phelps Dodge Corp.	1,730	208,413
PolyOne Corp. (a)	4,210	24,292
Pride International, Inc. (a)	3,430	96,280
Procter & Gamble Co.	5,586	312,760
Pulte Homes, Inc.	4,940	186,683
RealNetworks, Inc. (a)	3,190	24,882
SBC Communications, Inc.	5,600	133,560
Sprint Nextel Corp.	6,575	153,263
St. Jude Medical, Inc. (a)	3,380	162,477

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

United States of America – continued
Stryker Corp.	1,660	$68,176
Symantec Corp. (a)	17,969	428,561
Synthes, Inc.	1,506	159,461
Teradyne, Inc. (a)	17,620	238,575
Texas Instruments, Inc.	14,620	417,401
Time Warner, Inc.	16,020	285,637
Transocean, Inc. (a)	2,900	166,721
TreeHouse Foods, Inc. (a)	340	8,786
UnitedHealth Group, Inc.	6,120	354,287
Univision Communications, Inc. Class A (a)	20,570	537,700
Viacom, Inc. Class B (non-vtg.)	6,701	207,530
Wal-Mart Stores, Inc.	2,150	101,717
Waste Management, Inc.	6,510	192,110
Weatherford International Ltd. (a)	5,750	359,950
Wells Fargo & Co.	1,300	78,260
Whole Foods Market, Inc.	610	87,919
Wyeth	2,670	118,975
Xilinx, Inc.	1,010	24,190
Zimmer Holdings, Inc. (a)	680	43,364
TOTAL UNITED STATES OF AMERICA		20,283,243

TOTAL COMMON STOCKS
(Cost $39,566,335)		47,746,656

Nonconvertible Preferred Stocks — 0.6%

Germany – 0.4%
Fresenius AG	1,400	196,691
Italy – 0.2%
Telecom Italia Spa (Risp)	38,770	93,741
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $170,495)		290,432

Government Obligations — 0.3%
	Principal
	Amount

United States of America – 0.3%
U.S. Treasury Bills, yield at date of purchase 3.4% to
3.7% 12/8/05 to 1/12/06 (d)
(Cost $173,898)	$175,000	173,889

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Money Market Funds — 8.1%
		Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)
(Cost $4,282,931)		4,282,931	$4,282,931
TOTAL INVESTMENT PORTFOLIO – 99.9%
(Cost $44,193,659)			52,493,908

NET OTHER ASSETS – 0.1%			52,854
NET ASSETS – 100%		$	52,546,762

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value	(Depreciation)
Purchased
Equity Index Contracts
47 S&P 500 E-Mini Index Contracts	Dec. 2005	$ 2,843,030	$(58,926)

The face value of futures purchased as a percentage of net assets – 5.4%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,111 or 0.0% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $173,889.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $307,610 all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $44,193,659) —
See accompanying schedule		$52,493,908
Receivable for investments sold		235,996
Receivable for fund shares sold		35,144
Dividends receivable		55,616
Interest receivable		13,532
Receivable for daily variation on futures contracts		23,735
Receivable from investment adviser for expense
reductions		15,456
Other receivables		2,848
Total assets		52,876,235

Liabilities
Payable for investments purchased	$160,971
Payable for fund shares redeemed	43,426
Accrued management fee	31,306
Transfer agent fee payable	16,754
Distribution fees payable	23,824
Other affiliated payables	2,392
Other payables and accrued expenses	50,800
Total liabilities		329,473

Net Assets		$52,546,762
Net Assets consist of:
Paid in capital		$44,601,153
Undistributed net investment income		43,510
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(338,186)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		8,240,285
Net Assets		$52,546,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Statement of Assets and Liabilities — continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($10,100,894 ÷ 738,553 shares)	$13.68
Maximum offering price per share (100/94.25 of
$13.68)	$14.51
Class T:
Net Asset Value and redemption price per share
($28,785,854 ÷ 2,139,303 shares)	$13.46
Maximum offering price per share (100/96.50 of
$13.46)	$13.95
Class B:
Net Asset Value and offering price per share
($6,464,081 ÷ 497,020 shares)A	$13.01
Class C:
Net Asset Value and offering price per share
($5,396,148 ÷ 414,353 shares)A	$13.02
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($1,799,785 ÷ 129,244
shares)	$13.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Statements - continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$900,566
Interest		108,652
		1,009,218
Less foreign taxes withheld		(63,605)
Total income		945,613

Expenses
Management fee	$353,793
Transfer agent fees	196,176
Distribution fees	270,020
Accounting fees and expenses	28,469
Independent trustees’ compensation	224
Custodian fees and expenses	100,487
Registration fees	46,978
Audit	40,605
Legal	1,582
Miscellaneous	1,745
Total expenses before reductions	1,040,079
Expense reductions	(137,975)	902,104

Net investment income (loss)		43,509
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	1,998,304
Foreign currency transactions	(7,706)
Futures contracts	111,427
Total net realized gain (loss)		2,102,025
Change in net unrealized appreciation (depreciation) on:
Investment securities	4,318,885
Assets and liabilities in foreign currencies	(2,880)
Futures contracts	(64,882)
Total change in net unrealized appreciation
(depreciation)		4,251,123
Net gain (loss)		6,353,148
Net increase (decrease) in net assets resulting from
operations		$6,396,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$43,509	$(238,310)
Net realized gain (loss)	2,102,025	2,766,719
Change in net unrealized appreciation (depreciation) .	4,251,123	779,756
Net increase (decrease) in net assets resulting
from operations	6,396,657	3,308,165
Share transactions -- net increase (decrease)	6,010,544	6,774,804
Redemption fees	2,919	1,085
Total increase (decrease) in net assets	12,410,120	10,084,054

Net Assets
Beginning of period	40,136,642	30,052,588
End of period (including undistributed net investment
income of $43,510 and accumulated net investment
loss of $40,373, respectively)	$52,546,762	$40,136,642

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights — Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.88	$ 10.73	$8.62	$9.76	$ 12.62
Income from Investment
Operations
Net investment income (loss)C	05	(.04)	(.02)	(.05)	(.02)D
Net realized and unrealized
gain (loss)	1.75	1.19	2.13	(1.09)	(2.84)
Total from investment operations	1.80	1.15	2.11	(1.14)	(2.86)
Redemption fees added to paid in
capitalC	—F	—F	—	—	—
Net asset value, end of period	$ 13.68	$ 11.88	$10.73	$8.62	$ 9.76
Total ReturnA,B	15.15%	10.72%	24.48%	(11.68)%	(22.66)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	1.76%	1.97%	2.25%	2.38%	2.40%
Expenses net of voluntary
waivers, if any	1.56%	1.75%	1.76%	1.94%	2.00%
Expenses net of all reductions	1.54%	1.72%	1.73%	1.92%	1.96%
Net investment income (loss)	39%	(.33)%	(.27)%	(.57)%	(.17)%
Supplemental Data
Net assets, end of period (000
omitted)	$10,101	$ 8,450	$4,436	$3,343	$ 3,516
Portfolio turnover rate	52%	59%	53%	76%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights — Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.71	$ 10.61	$8.54	$9.70	$ 12.60
Income from Investment
Operations
Net investment income (loss)C	02	(.07)	(.05)	(.08)	(.05)D
Net realized and unrealized
gain (loss)	1.73	1.17	2.12	(1.08)	(2.85)
Total from investment operations	1.75	1.10	2.07	(1.16)	(2.90)
Redemption fees added to paid in
capitalC	—F	—F	—	—	—
Net asset value, end of period	$ 13.46	$ 11.71	$10.61	$8.54	$ 9.70
Total ReturnA,B	14.94%	10.37%	24.24%	(11.96)%	(23.02)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.09%	2.39%	2.65%	2.85%	2.88%
Expenses net of voluntary
waivers, if any	1.81%	2.00%	2.01%	2.19%	2.25%
Expenses net of all reductions	1.79%	1.97%	1.98%	2.16%	2.21%
Net investment income (loss)	14%	(.58)%	(.52)%	(.81)%	(.42)%
Supplemental Data
Net assets, end of period (000
omitted)	$28,786	$20,966	$17,334	$12,496	$ 7,642
Portfolio turnover rate	52%	59%	53%	76%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights — Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.38	$ 10.36	$8.38	$9.56	$ 12.48
Income from Investment
Operations
Net investment income (loss)C	(.04)	(.12)	(.09)	(.12)	(.10)D
Net realized and unrealized
gain (loss)	1.67	1.14	2.07	(1.06)	(2.82)
Total from investment operations	1.63	1.02	1.98	(1.18)	(2.92)
Redemption fees added to paid in
capitalC	—F	—F	—	—	—
Net asset value, end of period	$ 13.01	$ 11.38	$10.36	$8.38	$ 9.56
Total ReturnA,B	14.32%	9.85%	23.63%	(12.34)%	(23.40)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.61%	3.00%	3.25%	3.36%	3.30%
Expenses net of voluntary
waivers, if any	2.31%	2.50%	2.50%	2.69%	2.75%
Expenses net of all reductions	2.29%	2.47%	2.47%	2.66%	2.71%
Net investment income (loss)	(.36)%	(1.08)%	(1.01)%	(1.31)%	(.92)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 6,464	$ 5,575	$4,918	$3,848	$ 4,865
Portfolio turnover rate	52%	59%	53%	76%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Financial Highlights — Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.39	$ 10.38	$8.39	$9.58	$ 12.49
Income from Investment
Operations
Net investment income (loss)C	(.05)	(.12)	(.09)	(.12)	(.10)D
Net realized and unrealized
gain (loss)	1.68	1.13	2.08	(1.07)	(2.81)
Total from investment operations	1.63	1.01	1.99	(1.19)	(2.91)
Redemption fees added to paid in
capitalC	—F	—F	—	—	—
Net asset value, end of period	$ 13.02	$ 11.39	$10.38	$8.39	$ 9.58
Total ReturnA,B	14.31%	9.73%	23.72%	(12.42)%	(23.30)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.59%	2.87%	3.10%	3.18%	3.16%
Expenses net of voluntary
waivers, if any	2.31%	2.50%	2.50%	2.69%	2.75%
Expenses net of all reductions	2.29%	2.47%	2.47%	2.66%	2.71%
Net investment income (loss)	(.36)%	(1.08)%	(1.01)%	(1.31)%	(.92)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 5,396	$ 3,959	$3,190	$2,967	$ 3,750
Portfolio turnover rate	52%	59%	53%	76%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Highlights — Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 12.06	$ 10.88	$8.68	$9.81	$12.68
Income from Investment
Operations
Net investment income (loss)B	09	(.01)	—E	(.03)	.01C
Net realized and unrealized
gain (loss)	1.78	1.19	2.20	(1.10)	(2.88)
Total from investment operations	1.87	1.18	2.20	(1.13)	(2.87)
Redemption fees added to paid in
capitalB	—E	—E	—	—	—
Net asset value, end of period	$ 13.93	$ 12.06	$10.88	$8.68	$9.81
Total ReturnA	15.51%	10.85%	25.35%	(11.52)%	(22.63)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.42%	1.55%	1.87%	1.95%	2.02%
Expenses net of voluntary
waivers, if any	1.31%	1.50%	1.50%	1.70%	1.75%
Expenses net of all reductions	1.29%	1.47%	1.48%	1.67%	1.71%
Net investment income (loss)	64%	(.08)%	(.01)%	(.32)%	.08%
Supplemental Data
Net assets, end of period (000
omitted)	$ 1,800	$ 1,187	$175	$808	$909
Portfolio turnover rate	52%	59%	53%	76%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted

35 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

36

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$9,851,393
Unrealized depreciation	(1,703,404)
Net unrealized appreciation (depreciation)	8,147,989
Undistributed ordinary income	105,226
Capital loss carryforward	(307,610)

Cost for federal income tax purposes	$44,345,919

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

37 Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption ”Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $26,988,282 and $23,282,043, respectively.

Annual Report

38

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$23,985	$1,213
Class T	25%	.25%	133,714	—
Class B	75%	.25%	63,098	47,324
Class C	75%	.25%	49,223	10,945
			$270,020	$59,482

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$6,209
Class T	5,088
Class B*	11,117
Class C*	267
$22,681

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the are made.

39 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$32,874.34
Class T	111,649.42
Class B	27,480.44
Class C	20,553.42
Institutional Class	3,620.25
	$196,176

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $104,306 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $215 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

40

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense			Reimbursement
	Limitations			from adviser

Class A	1.75%	--	1.50%*	$19,587
Class T	2.00%	--	1.75%*	74,574
Class B	2.50%	--	2.25%*	18,779
Class C	2.50%	--	2.25%*	13,656
Institutional Class	1.50%	--	1.25%*	1,646
				$128,242

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $9,733 for the period.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

41 Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

Shares Dollars

Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	192,761	384,850	$2,508,793	$4,439,108
Shares redeemed	(165,658)	(86,624)	(2,170,770)	(1,001,333)
Net increase (decrease)	27,103	298,226	$338,023	$3,437,775
Class T
Shares sold	817,905	937,092	$ 10,377,931	$ 10,650,883
Shares redeemed	(468,349)	(780,388)	(6,008,601)	(8,915,832)
Net increase (decrease)	349,556	156,704	$4,369,330	$1,735,051
Class B
Shares sold	139,393	138,798	$1,701,739	$1,541,743
Shares redeemed	(132,283)	(123,447)	(1,634,038)	(1,364,796)
Net increase (decrease)	7,110	15,351	$67,701	$176,947
Class C
Shares sold	139,662	106,121	$1,733,371	$1,182,163
Shares redeemed	(72,801)	(66,101)	(917,263)	(732,887)
Net increase (decrease)	66,861	40,020	$816,108	$449,276
Institutional Class
Shares sold	44,364	122,911	$600,130	$1,457,480
Shares redeemed	(13,527)	(40,611)	(180,748)	(481,725)
Net increase (decrease)	30,837	82,300	$419,382	$975,755

Annual Report

42

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Global Equity Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

43 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

Annual Report 44

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Global Equity. He also serves as Senior Vice President of other Fidelity funds (2005-present).
Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr.
Jonas served as President of Fidelity Enterprise Operations and Risk
Services (2004-2005), Chief Administrative Officer (2002-2004), and
Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi-
tion, he serves on the Boards of Boston Ballet (2003-present) and Sim-
mons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).
* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

45 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report 46

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad-
emy of Arts and Sciences, and the Board of Overseers of the School of
Engineering and Applied Science of the University of Pennsylvania. Pre-
viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq
(1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommu-
nications network surveillance, 2001-2004), and Teletech Holdings (cus-
tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

Annual Report 48

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

49 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Global Equity. Mr. Churchill also serves as
Vice President of certain Equity Funds (2005-present) and certain High
Income Funds (2005-present). Previously, he served as Head of Fidelity’s
Fixed-Income Division (2000-2005), Vice President of Fidelity’s Money
Market Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and
Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined
Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-
Income Investments.

Annual Report 50

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Global Equity. He also serves as Secretary of other
Fidelity funds; Vice President, General Counsel, and Secretary of FMR
Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Man-
agement & Research (U.K.) Inc. (2001-present), Fidelity Management &
Research (Far East) Inc. (2001-present), and Fidelity Investments Money
Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member,
Faculty of Law, at Boston College Law School (2003-present). Previously,
Mr. Roiter served as Vice President and Secretary of Fidelity Distributors
Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Global Equity. Mr. Fross also serves as
Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Global Equity. Ms. Reynolds also serves as President, Treasurer, and
AML officer of other Fidelity funds (2004) and is a Vice President (2003)
and an employee (2002) of FMR. Before joining Fidelity Investments,
Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC)
(1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Global Equity. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage-
ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Global Equity. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and
Executive Vice President of Risk Oversight for Fidelity Investments
(2002). Previously, he served as Executive Vice President and Chief Op-
erating Officer for Fidelity Investments Institutional Services Company,
Inc. (1998-2002).

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Global Equity. Mr. Hebble also serves as
Deputy Treasurer of other Fidelity funds (2003), and is an employee of
FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche
Asset Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Global Equity. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Global Equity. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer
(2002-2004) of the Franklin Templeton Funds and Senior Vice President
of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Global Equity. Mr. Robins also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2004-present). Before joining Fidelity Investments, Mr.
Robins worked at KPMG LLP, where he was a partner in KPMG’s de-
partment of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accoun-
tant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Global Equity. Mr. Byrnes also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Byrnes served as Vice
President of FPCMS (2003-2005). Before joining Fidelity Investments,
Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

Annual Report 52

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 1986
Assistant Treasurer of Advisor Global Equity. Mr. Costello also serves as
Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Global Equity. Mr. Lydecker also serves as
Assistant Treasurer of other Fidelity funds (2004) and is an employee of
FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Global Equity. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Global Equity. Mr. Ryan also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Ryan served as Vice Pres-
ident of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Global Equity. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments,
Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder
Funds and Vice President and Head of Fund Reporting (1996-2003).

53 Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Global Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/5/2005	12/2/2005	$0.037	$0.023
Class T	12/5/2005	12/2/2005	$0.006	$0.023

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

54

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Global Equity Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund’s portfolio managers and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

Annual Report

56

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time, although the fund’s one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

Annual Report

58

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, and Class C would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing,

Annual Report

60

marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

62

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

Fidelity® Advisor

Global Equity

Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	25	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	34	Notes to the financial statements.
Report of Independent	42
Registered Public
Accounting Firm
Trustees and Officers	43
Distributions	53
Board Approval of	54
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

The views expressed in the Management’s Discussion of Fund Performance reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	15.51%	1.90%	5.28%
A From December 17, 1998.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelityr Advisor Global Equity Fund — Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCIr World Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Richard Habermann, Lead Portfolio Manager of Fidelity® Advisor Global Equity Fund

Global equities generally had solid advances during the year ending October 31, 2005. Encouraged by strong corporate earnings and improved economies, the stocks of most developed nations moved sharply higher. The Morgan Stanley Capital InternationalSM (MSCI®) World Index — a performance measure of developed stock markets throughout the world — gained 13.66% . Japan was among the top-performers in the index. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors, fueling robust returns for Japanese equities during the second half of the period. Asia-Pacific stocks outside of Japan, including Australia and Hong Kong, also responded well to the better macroeconomic environment. European equities rose as well, despite concerns about higher energy prices and potential downgrades to economic growth in the region. Still, European constituents generally were not hurt as badly by the dramatic increase in energy prices as were U.S. equities, which finished the year well behind the world market — the only major region to underperform. By contrast, Canada — the largest supplier of oil to the United States — was a beneficiary of high oil prices and enjoyed healthy gains.

During the past year, the fund’s Institutional Class shares rose 15.51%, topping the MSCI World index and the LipperSM Global Funds Average, which returned 14.09% . Driven mainly by good stock selection, the fund outpaced the index in all major developed world markets, particularly in the United States during the second half of the period. On a regional basis, underweighting U.S. equities helped, as did overweightings in foreign markets — notably Japan — that outperformed. Country selection in Europe also bolstered returns. Most of our relative gains in the U.S. subportfolio came from within the energy, financials, materials and health care sectors. Biotechnology giant Genentech was our top individual contributor, followed by coal producer Peabody Energy and hard-disk drive maker Seagate Technology. Health care was a particular area of strength in Europe, led by German dialysis services provider Fresenius. Conversely, the fund’s aggressive positioning in the weak technology sector hurt. Our underexposure to surging utilities stocks also detracted, as did overweightings in several U.S. names that disappointed, among them biotech firm Biogen Idec and Spanish-language broadcaster Univision. Weak results in Singapore, mainly from electronics contract manufacturer Flextronics, dampened our returns in the Pacific region.

Note to shareholders:

Effective December 14, 2005, a portfolio management team led by Michael Jenkins and composed of William Bower, Penelope Dobkin, William Kennedy, Harry Lange, Brian Hogan and Peter Saperstone has been named to manage Fidelity Advisor Global Equity Fund, succeeding Richard Habermann.

The views expressed in this statement reflect those of the portfolio manager only through October 31, 2005. See page 3 for further discussion of this section of the report.

7 Annual Report

7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,097.90	$7.93
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class T
Actual	$1,000.00	$1,097.00	$9.25
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,094.20	$11.88
HypotheticalA	$1,000.00	$1,013.86	$11.42

Annual Report 8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,093.20	$11.87
HypotheticalA	$1,000.00	$1,013.86	$11.42
Institutional Class
Actual	$1,000.00	$1,099.40	$6.61
HypotheticalA	$1,000.00	$1,018.90	$6.36

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

9 Annual Report

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Genentech, Inc. (United States of America,
Biotechnology)	1.5	1.9
Peabody Energy Corp. (United States of
America, Oil, Gas & Consumable Fuels)	1.2	0.8
BP PLC (United Kingdom, Oil, Gas &
Consumable Fuels)	1.2	1.1
Goldman Sachs Group, Inc. (United States of
America, Capital Markets)	1.1	0.7
Total SA Series B (France, Oil, Gas &
Consumable Fuels)	1.1	1.1
	6.1
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.0	19.4
Energy	13.6	10.9
Information Technology	13.6	14.6
Consumer Discretionary	11.9	12.4
Health Care	9.7	11.0
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
United States of America	38.6	44.3
Japan	12.2	11.7
United Kingdom	9.9	10.2
Canada	3.9	2.9
Switzerland	3.2	3.8
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 90.9%
	Shares	Value (Note 1)

Australia – 2.4%
Alumina Ltd.	1,300	$5,628
AMP Ltd.	13,700	74,680
Australia & New Zealand Banking Group Ltd.	7,509	132,230
Australian Gas Light Co.	1,053	11,921
Australian Stock Exchange Ltd.	1,000	21,513
AXA Asia Pacific Holdings Ltd.	3,400	12,025
BHP Billiton Ltd.	13,885	215,565
Billabong International Ltd.	3,500	33,866
Brambles Industries Ltd.	2,100	13,269
Coca-Cola Amatil Ltd.	2,742	15,624
Commonwealth Bank of Australia	3,200	93,032
CSL Ltd.	400	11,216
Fosters Group Ltd.	12,400	53,778
Lion Nathan Ltd.	4,100	24,189
Macquarie Airports unit	3,100	6,954
National Australia Bank Ltd.	1,000	24,802
Newcrest Mining Ltd.	3,300	44,910
Origin Energy Ltd.	2,387	11,994
Publishing & Broadcasting Ltd.	655	7,895
QBE Insurance Group Ltd.	3,208	42,698
Rinker Group Ltd.	784	8,829
Rio Tinto Ltd.	1,157	48,716
Seek Ltd.	13,100	27,819
Wesfarmers Ltd.	600	16,017
Westfield Group unit	7,500	93,151
Westpac Banking Corp.	7,500	116,369
Woodside Petroleum Ltd.	2,700	63,798
Woolworths Ltd.	3,147	38,427
WorleyParsons Ltd.	800	5,862
TOTAL AUSTRALIA		1,276,777

Austria – 0.2%
Erste Bank der Oesterreichischen Sparkassen AG	2,200	114,457
Belgium – 0.1%
Belgacom SA	1,300	43,572
Bermuda – 0.7%
Accenture Ltd. Class A	2,800	73,668
Aquarius Platinum Ltd. (Australia)	1,200	8,973
Marvell Technology Group Ltd. (a)	6,500	301,665
TOTAL BERMUDA		384,306

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Canada – 3.9%
Aeroplan Income Fund (a)(c)	1,080	$11,111
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)	900	16,308
Alliance Atlantis Communications, Inc. Class B (non-vtg.) (a)	430	10,741
Astral Media, Inc. Class A (non-vtg.)	340	9,054
Bank of Nova Scotia	670	24,389
Brascan Corp. Class A (ltd. vtg.)	1,505	68,649
Brookfield Properties Corp.	860	25,196
Canadian Imperial Bank of Commerce	640	39,126
Canadian National Railway Co.	1,370	99,183
Canadian Natural Resources Ltd.	2,740	112,036
Canadian Oil Sands Trust unit	210	19,738
Canadian Pacific Railway Ltd.	420	17,266
Canadian Tire Corp. Ltd. Class A (non-vtg.)	440	22,842
Cathedral Energy Services Income Trust	2,570	19,912
CCS Income Trust	260	6,492
Chum Ltd. Class B (non-vtg.)	240	6,097
Cyries Energy, Inc. (a)	830	10,415
EnCana Corp.	2,998	137,080
FirstService Corp. (sub. vtg.) (a)	770	17,930
Fording Canadian Coal Trust	1,290	43,779
Garda World Security Corp. (a)	1,160	13,849
Gildan Activewear, Inc. Class A (a)	1,290	45,112
Great Canadian Gaming Corp. (a)	540	6,356
Husky Energy, Inc.	1,250	57,684
Imperial Oil Ltd.	770	67,285
ING Canada, Inc	1,710	64,143
IPSCO, Inc.	960	68,403
La Senza Corp. (sub. vtg.)	290	4,457
Manulife Financial Corp.	1,690	87,963
Melcor Developments Ltd.	80	6,638
Metro, Inc. Class A (sub. vtg.)	2,140	59,616
National Bank of Canada	1,070	53,582
Onex Corp. (sub. vtg.)	1,240	20,978
Petro-Canada	1,720	59,945
Potash Corp. of Saskatchewan	365	29,923
Real Resources, Inc. (a)	210	4,072
RioCan (REIT)	1,390	23,775
Rogers Communications, Inc. Class B (non-vtg.)	1,180	46,561
RONA, Inc. (a)	570	10,589
Rothmans, Inc.	210	4,289
Royal Bank of Canada	1,710	120,656
Savanna Energy Services Corp. (a)	860	17,659

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

Canada – continued
Shore Gold, Inc. (a)	1,250	$7,599
SNC-Lavalin Group, Inc.	540	34,064
Sun Life Financial, Inc.	1,010	37,672
Talisman Energy, Inc.	2,140	94,787
Teck Cominco Ltd. Class B (sub. vtg.)	340	14,325
TELUS Corp.	2,440	93,798
Toronto-Dominion Bank	1,800	84,894
Trican Well Service Ltd. (a)	940	35,276
TSX Group, Inc.	1,240	38,092
Wajax Income Fund	1,200	24,386
TOTAL CANADA		2,055,772

Cayman Islands – 1.5%
Ctrip.com International Ltd. sponsored ADR	300	17,259
Noble Corp.	5,960	383,705
Seagate Technology	25,420	368,336
TOTAL CAYMAN ISLANDS		769,300

China – 0.0%
ZTE Corp. (H Shares)	4,400	12,998
Denmark – 0.3%
Danske Bank AS	4,730	148,341
Finland – 0.4%
Fortum Oyj	7,240	128,188
Neste Oil Oyj	3,110	96,372
TOTAL FINLAND		224,560

France – 3.1%
AXA SA	6,374	184,591
BNP Paribas SA	3,892	295,095
Gaz de France	800	24,598
Groupe Danone	1,300	132,618
Societe Generale Series A	900	102,763
Total SA Series B	2,225	560,789
Vivendi Universal SA	9,900	311,058
TOTAL FRANCE		1,611,512

Germany – 2.7%
Allianz AG (Reg.)	1,100	155,540
Bilfinger & Berger Bau AG	1,600	69,240
Continental AG	2,200	168,257
Deutsche Boerse AG	3,077	289,551

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Germany – continued
E.ON AG	4,100	$371,583
Merck KGaA	1,100	90,985
SAP AG	1,700	291,992
TOTAL GERMANY		1,437,148

Greece – 0.6%
EFG Eurobank Ergasias SA	5,500	165,487
Greek Organization of Football Prognostics SA	5,200	150,103
TOTAL GREECE		315,590

Hong Kong – 0.8%
BOC Hong Kong Holdings Ltd.	5,500	10,252
Cafe de Coral Holdings Ltd.	6,000	6,772
Cheung Kong Holdings Ltd.	5,000	52,018
China Mobile (Hong Kong) Ltd.	12,000	53,880
CNOOC Ltd.	21,000	13,797
Henderson Land Development Co. Ltd.	1,000	4,457
Hong Kong & China Gas Co. Ltd.	17,400	35,913
Hutchison Whampoa Ltd.	6,000	56,810
JCG Holdings Ltd.	4,000	3,973
Li & Fung Ltd.	20,000	42,698
MTR Corp. Ltd.	6,000	11,339
Shanghai Industrial Holdings Ltd. Class H	3,000	5,340
Sun Hung Kai Properties Ltd.	4,000	37,822
Swire Pacific Ltd. (A Shares)	3,500	31,379
Television Broadcasts Ltd.	4,000	22,213
Wharf Holdings Ltd.	9,000	30,708
Wing Hang Bank Ltd.	2,000	13,661
TOTAL HONG KONG		433,032

Ireland – 0.3%
CRH PLC	6,927	173,133
Italy – 1.9%
Autostrade Spa	6,940	158,641
Banca Intesa Spa	15,509	72,376
Banco Popolare di Verona e Novara	8,790	162,270
ENI Spa	15,611	417,594
Lottomatica Spa New	2,700	98,070
Seat Pagine Gialle Spa	186,100	86,446
TOTAL ITALY		995,397

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)

Japan – 12.2%
Advantest Corp.	600	$43,439
Aeon Co. Ltd.	3,500	72,745
Aiful Corp.	200	15,017
Aisin Seiki Co. Ltd.	1,000	30,137
Arisawa Manufacturing Co. Ltd.	100	1,639
Asahi Glass Co. Ltd.	6,000	65,159
Astellas Pharma, Inc.	2,200	79,067
BSL Corp. warrants 12/15/05 (a)	1,300	293
Canon, Inc.	2,300	122,061
Citizen Watch Co. Ltd.	2,400	18,290
Cyber Agent Ltd.	10	18,013
Cyber Agent Ltd. New	18	32,424
Dai Nippon Printing Co. Ltd.	1,000	16,446
Dainippon Screen Manufacturing Co. Ltd.	5,000	30,787
Daiwa House Industry Co. Ltd.	1,000	13,458
Denki Kagaku Kogyo KK	9,000	33,047
Denso Corp.	1,500	42,738
Diamond Lease Co. Ltd.	400	18,671
Don Quijote Co. Ltd.	400	28,960
East Japan Railway Co	7	41,829
Fanuc Ltd.	900	70,927
Fuji Television Network, Inc.	14	31,281
Fujikura Ltd.	6,000	38,867
Fujitsu Ltd.	14,000	92,629
Hamamatsu Photonics KK	500	11,626
Hankyu Department Stores, Inc.	2,000	16,021
Haseko Corp. (a)	29,500	102,190
Hokuhoku Financial Group, Inc.	5,000	20,741
Honda Motor Co. Ltd.	2,600	144,612
Hoya Corp. New	300	10,470
Index Corp. New	11	12,384
Isetan Co. Ltd.	1,600	28,821
ITOCHU TECHNO-SCIENCE Corp. (CTC)	600	22,967
JAFCO Co. Ltd.	700	42,192
JFE Holdings, Inc.	1,500	46,635
JSR Corp.	3,900	92,374
Juroku Bank Ltd.	1,000	8,348
Kamigumi Co. Ltd.	4,000	33,082
Kurita Water Industries Ltd.	1,100	18,500
Kyocera Corp.	400	25,984
Leopalace21 Corp.	4,800	124,706
livedoor Co. Ltd. (a)	13,546	49,857

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Japan – continued
Marui Co. Ltd.	1,500	$24,902
Matsushita Electric Industrial Co. Ltd.	4,000	73,600
Meitec Corp.	700	22,733
Miraca Holdings, Inc.	1,100	24,673
Mitsubishi Corp.	5,300	103,272
Mitsubishi Electric Corp.	6,000	36,009
Mitsubishi Estate Co. Ltd.	3,000	44,505
Mitsubishi Heavy Industries Ltd.	9,000	34,138
Mitsubishi Logistics Corp.	1,000	13,804
Mitsubishi UFJ Financial Group, Inc.	11	139,590
Mitsubishi UFJ Securities Co. Ltd.	2,000	22,880
Mitsui & Co. Ltd.	9,000	110,911
Mitsui Fudosan Co. Ltd.	3,000	49,233
Mitsui Mining & Smelting Co. Ltd.	10,000	57,157
Mitsui O.S.K. Lines Ltd.	4,000	28,267
Mitsui Trust Holdings, Inc.	6,000	72,434
Mitsui-Soko Co. Ltd.	3,000	16,757
Mizuho Financial Group, Inc.	29	193,884
Murata Manufacturing Co. Ltd.	500	24,985
NGK Insulators Ltd.	5,000	59,798
NGK Spark Plug Co. Ltd.	4,000	64,397
Nichias Corp.	5,000	28,925
Nikko Cordial Corp.	5,500	66,683
Nippon Electric Glass Co. Ltd.	1,000	19,182
Nippon Mining Holdings, Inc.	9,500	70,178
Nippon Oil Corp.	14,000	119,181
Nippon Steel Corp.	17,000	60,803
Nippon Television Network Corp.	240	39,116
Nishimatsuya Chain Co. Ltd.	1,100	41,915
Nitto Denko Corp.	800	48,566
NOK Corp.	1,500	45,336
Nomura Holdings, Inc.	2,800	43,372
Nomura Research Institute Ltd.	600	62,249
NTT Data Corp.	13	45,371
NTT DoCoMo, Inc.	86	148,780
Oki Electric Industry Co. Ltd.	3,000	9,353
Onward Kashiyama Co. Ltd.	2,000	32,043
Opt, Inc. (a)	4	15,277
ORIX Corp.	200	37,533
Rakuten, Inc.	46	30,037
Resona Holdings, Inc. (a)	23	66,727
Ricoh Co. Ltd.	2,000	31,852

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks – continued
	Shares	Value (Note 1)

Japan – continued
Rohm Co. Ltd.	700	$56,863
Sankyo Co. Ltd. (Gunma)	200	10,583
SBI Holdings, Inc.	40	19,988
Sega Sammy Holdings, Inc.	200	7,205
Sega Sammy Holdings, Inc. New	400	14,514
Seven & I Holdings Co. Ltd. (a)	2,220	73,057
SFCG Co. Ltd.	90	21,738
Shin-Etsu Chemical Co. Ltd.	1,900	91,157
SMC Corp.	400	53,381
Softbank Corp.	700	39,707
Sompo Japan Insurance, Inc	8,000	120,550
Stanley Electric Co. Ltd.	1,800	27,794
Sumisho Computer Service Corp.	800	14,480
Sumitomo Chemical Co. Ltd.	6,000	35,593
Sumitomo Corp.	7,000	78,201
Sumitomo Electric Industries Ltd.	5,000	65,904
Sumitomo Heavy Industries Ltd.	9,000	63,133
Sumitomo Metal Industries Ltd.	13,000	45,033
Sumitomo Mitsui Financial Group, Inc.	30	277,991
Sumitomo Realty & Development Co. Ltd.	3,000	48,584
Suzuki Motor Corp.	1,400	24,127
T&D Holdings, Inc.	300	18,940
Taiheiyo Cement Corp.	9,000	32,580
Take & Give Needs Co. Ltd. (a)	14	19,641
Takeda Pharamaceutical Co. Ltd.	1,500	82,618
Takefuji Corp.	680	47,759
Teijin Ltd	8,000	47,804
The Sumitomo Warehouse Co. Ltd.	2,000	15,554
THK Co. Ltd.	1,900	42,946
TIS, Inc.	800	18,914
Tokai Tokyo Securities Co. Ltd.	5,000	19,615
Tokyo Broadcasting System, Inc.	400	11,431
Tokyo Electron Ltd.	600	30,189
Tokyo Steel Manufacturing Co. Ltd.	1,500	19,550
Tokyu Corp.	5,000	27,366
Tokyu Land Corp.	3,000	23,876
Toray Industries, Inc.	7,000	39,040
Toshiba Machine Co. Ltd.	8,000	57,504
Toyota Motor Corp.	7,200	334,116
Trans Cosmos, Inc.	400	20,299
Ushio, Inc.	1,000	18,706
Yahoo! Japan Corp	12	12,782

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Japan – continued
Yahoo! Japan Corp. New	26	$28,146
Yamaha Motor Co. Ltd. (a)	1,500	32,281
Yamato Transport Co. Ltd.	2,000	33,065
Yaskawa Electric Corp. (a)	11,000	86,021
Yokogawa Electric Corp.	2,200	32,484
TOTAL JAPAN		6,392,652

Liberia – 0.3%
Royal Caribbean Cruises Ltd.	3,400	140,896
Luxembourg – 0.2%
SES Global unit	5,100	80,639
Marshall Islands – 0.1%
Teekay Shipping Corp.	1,100	43,384
Netherlands – 1.6%
Euronext NV	2,200	93,491
ING Groep NV (Certificaten Van Aandelen)	4,310	124,387
James Hardie Industries NV	2,000	12,697
Koninklijke Numico NV (a)	8,100	328,000
Rodamco Europe NV	1,100	87,557
VNU NV	5,400	171,735
TOTAL NETHERLANDS		817,867

Netherlands Antilles – 0.5%
Schlumberger Ltd. (NY Shares)	2,900	263,233
New Zealand – 0.2%
Carter Holt Harvey Ltd.	12,000	20,994
Fisher & Paykel Healthcare Corp.	5,800	14,084
Sky City Entertainment Group Ltd.	5,105	16,219
Sky Network Television Ltd. New	1,668	7,225
Telecom Corp. of New Zealand Ltd.	7,217	29,563
Tenon Ltd.	575	1,489
TOTAL NEW ZEALAND		89,574

Norway – 0.7%
DnB NOR ASA	15,380	157,204
Statoil ASA	5,600	125,238
Yara International ASA	3,800	62,642
TOTAL NORWAY		345,084

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks – continued
	Shares	Value (Note 1)

Papua New Guinea – 0.0%
Lihir Gold Ltd. (a)	10,500	$13,740
Oil Search Ltd.	4,500	11,104
TOTAL PAPUA NEW GUINEA		24,844

Singapore – 0.9%
City Developments Ltd.	4,000	20,781
City Developments Ltd. warrants 5/10/06 (a)	300	1,116
DBS Group Holdings Ltd.	3,000	27,098
Elec & Eltek International Co. Ltd.	3,600	7,992
Flextronics International Ltd. (a)	30,170	280,279
Fraser & Neave Ltd.	1,000	9,918
Keppel Corp. Ltd.	4,000	27,393
Olam International Ltd.	20,000	15,114
Parkway Holdings Ltd.	6,000	7,014
Singapore Exchange Ltd.	13,000	20,722
United Overseas Bank Ltd.	4,000	32,588
United Overseas Land Ltd.	400	553
TOTAL SINGAPORE		450,568

South Africa – 0.1%
Truworths International Ltd.	8,900	25,201
Spain – 1.8%
Actividades de Construccion y Servicios SA (ACS)	5,953	170,197
Altadis SA (Spain)	9,700	411,627
Banco Popular Espanol SA (Reg.)	6,300	76,503
Corporacion Mapfre SA (Reg.)	3,900	68,304
Telefonica SA	15,055	240,629
TOTAL SPAIN		967,260

Sweden – 1.7%
Hennes & Mauritz AB (H&M) (B Shares)	3,851	125,036
Skandia Foersaekrings AB	32,235	160,739
Svenska Handelsbanken AB (A Shares)	5,178	118,043
Telefonaktiebolaget LM Ericsson (B Shares)	155,148	509,041
TOTAL SWEDEN		912,859

Switzerland – 3.2%
ABB Ltd. (Reg.) (a)	20,196	154,468
Compagnie Financiere Richemont unit	4,201	159,841
Credit Suisse Group (Reg.)	5,905	261,651
Novartis AG (Reg.)	9,822	528,620

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Switzerland – continued
Roche Holding AG (participation certificate)	2,977	$444,766
UBS AG (Reg.)	1,735	148,637
TOTAL SWITZERLAND		1,697,983

United Kingdom – 9.9%
3i Group PLC	19,783	265,488
AstraZeneca PLC (Sweden)	3,420	153,355
BAE Systems PLC	39,400	230,543
Barclays PLC	15,470	153,230
BG Group PLC	30,290	265,990
BHP Billiton PLC	12,800	188,206
BP PLC	58,400	646,293
British American Tobacco PLC	7,100	156,449
British Land Co. PLC	14,300	225,325
BT Group PLC	43,300	163,718
Capita Group PLC	9,300	64,214
Carnival PLC	1,700	86,360
GlaxoSmithKline PLC	19,431	505,109
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,444	54,250
(United Kingdom) (Reg.)	19,640	309,369
Kesa Electricals PLC	1,836	7,801
Old Mutual PLC	22,000	51,316
Prudential PLC	15,221	127,734
Reuters Group PLC	29,400	186,994
Royal Bank of Scotland Group PLC	3,300	91,376
Royal Dutch Shell PLC Class B	11,477	375,355
Scottish & Southern Energy PLC	11,700	203,000
Smiths Group PLC	3,800	61,390
Standard Chartered PLC (United Kingdom)	10,500	220,474
Tesco PLC	32,100	170,921
Vodafone Group PLC	95,664	251,214
TOTAL UNITED KINGDOM		5,215,474

United States of America – 38.6%
AFLAC, Inc.	6,430	307,225
Albany International Corp. Class A	4,980	192,377
Alcoa, Inc.	2,550	61,940
Altera Corp. (a)	15,200	253,080
American International Group, Inc.	2,920	189,216
Amphenol Corp. Class A	4,620	184,661
Analog Devices, Inc.	7,570	263,285

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks – continued
	Shares	Value (Note 1)

United States of America – continued
Apache Corp.	2,740	$174,894
Apollo Investment Corp.	9,654	180,337
Aramark Corp. Class B	3,910	99,392
Avon Products, Inc.	980	26,450
Baker Hughes, Inc.	3,800	208,848
Bank of America Corp.	4,746	207,590
Barr Pharmaceuticals, Inc. (a)	3,250	186,713
BEA Systems, Inc. (a)	490	4,322
Becton, Dickinson & Co.	4,300	218,225
Biomet, Inc.	780	27,167
BJ Services Co.	4,800	166,800
Burlington Northern Santa Fe Corp.	1,700	105,502
Caterpillar, Inc.	2,720	143,045
Cendant Corp.	8,420	146,676
Centex Corp.	4,280	275,418
Charles Schwab Corp.	7,710	117,192
Chevron Corp.	5,020	286,491
Clear Channel Communications, Inc.	4,154	126,365
ConocoPhillips	3,080	201,370
Danaher Corp.	6,280	327,188
Dean Foods Co. (a)	2,200	79,530
Dell, Inc. (a)	5,650	180,122
Dow Chemical Co.	5,820	266,905
E*TRADE Financial Corp. (a)	8,100	150,255
EMC Corp. (a)	16,420	229,223
ENSCO International, Inc.	4,270	194,669
Exxon Mobil Corp.	6,000	336,840
Fannie Mae	1,680	79,834
FedEx Corp.	2,450	225,229
FirstEnergy Corp.	1,890	89,775
Freeport-McMoRan Copper & Gold, Inc. Class B	7,330	362,249
Freescale Semiconductor, Inc. Class B (a)	1,470	35,104
Genentech, Inc. (a)	8,640	782,780
Golden West Financial Corp., Delaware	2,720	159,746
Goldman Sachs Group, Inc.	4,700	593,939
Hartford Financial Services Group, Inc.	4,200	334,950
Herman Miller, Inc.	2,100	57,561
Home Depot, Inc.	1,990	81,670
Hudson Highland Group, Inc. (a)	414	9,907
Intel Corp.	6,940	163,090
Intersil Corp. Class A	1,240	28,222
Jabil Circuit, Inc. (a)	10,480	312,828

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

United States of America – continued
Johnson & Johnson	3,670	$229,815
JPMorgan Chase & Co.	3,580	131,100
Juniper Networks, Inc. (a)	6,800	158,644
KB Home	1,240	81,034
KLA-Tencor Corp.	8,640	399,946
Lattice Semiconductor Corp. (a)	960	4,205
Lennar Corp.:
Class A	2,820	156,736
Class B	2,696	139,248
Liberty Global, Inc.:
Class A	2,284	56,575
Class C (a)	2,284	54,176
LSI Logic Corp. (a)	4,950	40,145
Lyondell Chemical Co.	10,555	282,874
Masco Corp.	1,910	54,435
McDonald’s Corp.	7,300	230,680
Medtronic, Inc.	4,490	254,403
Merrill Lynch & Co., Inc.	2,910	188,393
MetLife, Inc.	6,860	338,953
Mettler-Toledo International, Inc. (a)	3,450	178,020
Micron Technology, Inc. (a)	4,770	61,962
Microsoft Corp.	18,520	475,964
Monsanto Co.	1,400	88,214
Monster Worldwide, Inc. (a)	10,470	343,521
Motorola, Inc.	3,920	86,867
National Oilwell Varco, Inc. (a)	2,970	185,536
National Semiconductor Corp.	3,840	86,899
NIKE, Inc. Class B	1,360	114,308
Northrop Grumman Corp.	1,060	56,869
Peabody Energy Corp.	8,400	656,544
PepsiCo, Inc.	4,190	247,545
Perrigo Co.	4,580	61,235
Pfizer, Inc.	10,132	220,270
Phelps Dodge Corp.	1,730	208,413
PolyOne Corp. (a)	4,210	24,292
Pride International, Inc. (a)	3,430	96,280
Procter & Gamble Co.	5,586	312,760
Pulte Homes, Inc.	4,940	186,683
RealNetworks, Inc. (a)	3,190	24,882
SBC Communications, Inc.	5,600	133,560
Sprint Nextel Corp.	6,575	153,263
St. Jude Medical, Inc. (a)	3,380	162,477

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Common Stocks – continued
	Shares	Value (Note 1)

United States of America – continued
Stryker Corp.	1,660	$68,176
Symantec Corp. (a)	17,969	428,561
Synthes, Inc.	1,506	159,461
Teradyne, Inc. (a)	17,620	238,575
Texas Instruments, Inc.	14,620	417,401
Time Warner, Inc.	16,020	285,637
Transocean, Inc. (a)	2,900	166,721
TreeHouse Foods, Inc. (a)	340	8,786
UnitedHealth Group, Inc.	6,120	354,287
Univision Communications, Inc. Class A (a)	20,570	537,700
Viacom, Inc. Class B (non-vtg.)	6,701	207,530
Wal-Mart Stores, Inc.	2,150	101,717
Waste Management, Inc.	6,510	192,110
Weatherford International Ltd. (a)	5,750	359,950
Wells Fargo & Co.	1,300	78,260
Whole Foods Market, Inc.	610	87,919
Wyeth	2,670	118,975
Xilinx, Inc.	1,010	24,190
Zimmer Holdings, Inc. (a)	680	43,364
TOTAL UNITED STATES OF AMERICA		20,283,243

TOTAL COMMON STOCKS
(Cost $39,566,335)		47,746,656

Nonconvertible Preferred Stocks — 0.6%

Germany – 0.4%
Fresenius AG	1,400	196,691
Italy – 0.2%
Telecom Italia Spa (Risp)	38,770	93,741
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $170,495)		290,432

Government Obligations — 0.3%
	Principal
	Amount

United States of America – 0.3%
U.S. Treasury Bills, yield at date of purchase 3.4% to
3.7% 12/8/05 to 1/12/06 (d)
(Cost $173,898)	$175,000	173,889

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments - continued

Money Market Funds — 8.1%
		Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)
(Cost $4,282,931)		4,282,931	$4,282,931
TOTAL INVESTMENT PORTFOLIO – 99.9%
(Cost $44,193,659)			52,493,908

NET OTHER ASSETS – 0.1%			52,854
NET ASSETS – 100%		$	52,546,762

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value	(Depreciation)
Purchased
Equity Index Contracts
47 S&P 500 E-Mini Index Contracts	Dec. 2005	$ 2,843,030	$(58,926)

The face value of futures purchased as a percentage of net assets – 5.4%

Legend

(a)	Non-income producing
(b)	Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,111 or
0.0% of net assets.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $173,889.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $307,610 all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $44,193,659) —
See accompanying schedule		$52,493,908
Receivable for investments sold		235,996
Receivable for fund shares sold		35,144
Dividends receivable		55,616
Interest receivable		13,532
Receivable for daily variation on futures contracts		23,735
Receivable from investment adviser for expense
reductions		15,456
Other receivables		2,848
Total assets		52,876,235

Liabilities
Payable for investments purchased	$160,971
Payable for fund shares redeemed	43,426
Accrued management fee	31,306
Transfer agent fee payable	16,754
Distribution fees payable	23,824
Other affiliated payables	2,392
Other payables and accrued expenses	50,800
Total liabilities		329,473

Net Assets		$52,546,762
Net Assets consist of:
Paid in capital		$44,601,153
Undistributed net investment income		43,510
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(338,186)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		8,240,285
Net Assets		$52,546,762

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities — continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($10,100,894 ÷ 738,553 shares)	$13.68
Maximum offering price per share (100/94.25 of
$13.68)	$14.51
Class T:
Net Asset Value and redemption price per share
($28,785,854 ÷ 2,139,303 shares)	$13.46
Maximum offering price per share (100/96.50 of
$13.46)	$13.95
Class B:
Net Asset Value and offering price per share
($6,464,081 ÷ 497,020 shares)A	$13.01
Class C:
Net Asset Value and offering price per share
($5,396,148 ÷ 414,353 shares)A	$13.02
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($1,799,785 ÷ 129,244
shares)	$13.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 26

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$900,566
Interest		108,652
		1,009,218
Less foreign taxes withheld		(63,605)
Total income		945,613

Expenses
Management fee	$353,793
Transfer agent fees	196,176
Distribution fees	270,020
Accounting fees and expenses	28,469
Independent trustees’ compensation	224
Custodian fees and expenses	100,487
Registration fees	46,978
Audit	40,605
Legal	1,582
Miscellaneous	1,745
Total expenses before reductions	1,040,079
Expense reductions	(137,975)	902,104

Net investment income (loss)		43,509
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	1,998,304
Foreign currency transactions	(7,706)
Futures contracts	111,427
Total net realized gain (loss)		2,102,025
Change in net unrealized appreciation (depreciation) on:
Investment securities	4,318,885
Assets and liabilities in foreign currencies	(2,880)
Futures contracts	(64,882)
Total change in net unrealized appreciation
(depreciation)		4,251,123
Net gain (loss)		6,353,148
Net increase (decrease) in net assets resulting from
operations		$6,396,657

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$43,509	$(238,310)
Net realized gain (loss)	2,102,025	2,766,719
Change in net unrealized appreciation (depreciation) .	4,251,123	779,756
Net increase (decrease) in net assets resulting
from operations	6,396,657	3,308,165
Share transactions -- net increase (decrease)	6,010,544	6,774,804
Redemption fees	2,919	1,085
Total increase (decrease) in net assets	12,410,120	10,084,054

Net Assets
Beginning of period	40,136,642	30,052,588
End of period (including undistributed net investment
income of $43,510 and accumulated net investment
loss of $40,373, respectively)	$52,546,762	$40,136,642

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights — Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.88	$ 10.73	$8.62	$9.76	$ 12.62
Income from Investment
Operations
Net investment income (loss)C	05	(.04)	(.02)	(.05)	(.02)D
Net realized and unrealized
gain (loss)	1.75	1.19	2.13	(1.09)	(2.84)
Total from investment operations	1.80	1.15	2.11	(1.14)	(2.86)
Redemption fees added to paid in
capitalC	—F	—F	—	—	—
Net asset value, end of period	$ 13.68	$ 11.88	$10.73	$8.62	$ 9.76
Total ReturnA,B	15.15%	10.72%	24.48%	(11.68)%	(22.66)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	1.76%	1.97%	2.25%	2.38%	2.40%
Expenses net of voluntary
waivers, if any	1.56%	1.75%	1.76%	1.94%	2.00%
Expenses net of all reductions	1.54%	1.72%	1.73%	1.92%	1.96%
Net investment income (loss)	39%	(.33)%	(.27)%	(.57)%	(.17)%
Supplemental Data
Net assets, end of period (000
omitted)	$10,101	$ 8,450	$4,436	$3,343	$ 3,516
Portfolio turnover rate	52%	59%	53%	76%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights — Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.71	$ 10.61	$8.54	$9.70	$ 12.60
Income from Investment
Operations
Net investment income (loss)C	02	(.07)	(.05)	(.08)	(.05)D
Net realized and unrealized
gain (loss)	1.73	1.17	2.12	(1.08)	(2.85)
Total from investment operations	1.75	1.10	2.07	(1.16)	(2.90)
Redemption fees added to paid in
capitalC	—F	—F	—	—	—
Net asset value, end of period	$ 13.46	$ 11.71	$10.61	$8.54	$ 9.70
Total ReturnA,B	14.94%	10.37%	24.24%	(11.96)%	(23.02)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.09%	2.39%	2.65%	2.85%	2.88%
Expenses net of voluntary
waivers, if any	1.81%	2.00%	2.01%	2.19%	2.25%
Expenses net of all reductions	1.79%	1.97%	1.98%	2.16%	2.21%
Net investment income (loss)	14%	(.58)%	(.52)%	(.81)%	(.42)%
Supplemental Data
Net assets, end of period (000
omitted)	$28,786	$20,966	$17,334	$12,496	$ 7,642
Portfolio turnover rate	52%	59%	53%	76%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights — Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.38	$ 10.36	$8.38	$9.56	$ 12.48
Income from Investment
Operations
Net investment income (loss)C	(.04)	(.12)	(.09)	(.12)	(.10)D
Net realized and unrealized
gain (loss)	1.67	1.14	2.07	(1.06)	(2.82)
Total from investment operations	1.63	1.02	1.98	(1.18)	(2.92)
Redemption fees added to paid in
capitalC	—F	—F	—	—	—
Net asset value, end of period	$ 13.01	$ 11.38	$10.36	$8.38	$ 9.56
Total ReturnA,B	14.32%	9.85%	23.63%	(12.34)%	(23.40)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.61%	3.00%	3.25%	3.36%	3.30%
Expenses net of voluntary
waivers, if any	2.31%	2.50%	2.50%	2.69%	2.75%
Expenses net of all reductions	2.29%	2.47%	2.47%	2.66%	2.71%
Net investment income (loss)	(.36)%	(1.08)%	(1.01)%	(1.31)%	(.92)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 6,464	$ 5,575	$4,918	$3,848	$ 4,865
Portfolio turnover rate	52%	59%	53%	76%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights — Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.39	$ 10.38	$8.39	$9.58	$ 12.49
Income from Investment
Operations
Net investment income (loss)C	(.05)	(.12)	(.09)	(.12)	(.10)D
Net realized and unrealized
gain (loss)	1.68	1.13	2.08	(1.07)	(2.81)
Total from investment operations	1.63	1.01	1.99	(1.19)	(2.91)
Redemption fees added to paid in
capitalC	—F	—F	—	—	—
Net asset value, end of period	$ 13.02	$ 11.39	$10.38	$8.39	$ 9.58
Total ReturnA,B	14.31%	9.73%	23.72%	(12.42)%	(23.30)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.59%	2.87%	3.10%	3.18%	3.16%
Expenses net of voluntary
waivers, if any	2.31%	2.50%	2.50%	2.69%	2.75%
Expenses net of all reductions	2.29%	2.47%	2.47%	2.66%	2.71%
Net investment income (loss)	(.36)%	(1.08)%	(1.01)%	(1.31)%	(.92)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 5,396	$ 3,959	$3,190	$2,967	$ 3,750
Portfolio turnover rate	52%	59%	53%	76%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Financial Highlights — Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 12.06	$ 10.88	$8.68	$9.81	$12.68
Income from Investment
Operations
Net investment income (loss)B	09	(.01)	—E	(.03)	.01C
Net realized and unrealized
gain (loss)	1.78	1.19	2.20	(1.10)	(2.88)
Total from investment operations	1.87	1.18	2.20	(1.13)	(2.87)
Redemption fees added to paid in
capitalB	—E	—E	—	—	—
Net asset value, end of period	$ 13.93	$ 12.06	$10.88	$8.68	$9.81
Total ReturnA	15.51%	10.85%	25.35%	(11.52)%	(22.63)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.42%	1.55%	1.87%	1.95%	2.02%
Expenses net of voluntary
waivers, if any	1.31%	1.50%	1.50%	1.70%	1.75%
Expenses net of all reductions	1.29%	1.47%	1.48%	1.67%	1.71%
Net investment income (loss)	64%	(.08)%	(.01)%	(.32)%	.08%
Supplemental Data
Net assets, end of period (000
omitted)	$ 1,800	$ 1,187	$175	$808	$909
Portfolio turnover rate	52%	59%	53%	76%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.04 per share.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted

Annual Report

34

1. Significant Accounting Policies - continued

Security Valuation - continued

by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

35 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$9,851,393
Unrealized depreciation	(1,703,404)
Net unrealized appreciation (depreciation)	8,147,989
Undistributed ordinary income	105,226
Capital loss carryforward	(307,610)

Cost for federal income tax purposes	$44,345,919

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

36

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption ”Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $26,988,282 and $23,282,043, respectively.

37 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$23,985	$1,213
Class T	25%	.25%	133,714	—
Class B	75%	.25%	63,098	47,324
Class C	75%	.25%	49,223	10,945
			$270,020	$59,482

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$6,209
Class T	5,088
Class B*	11,117
Class C*	267
$22,681

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

38

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$32,874.34
Class T	111,649.42
Class B	27,480.44
Class C	20,553.42
Institutional Class	3,620.25
	$196,176

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $104,306 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $215 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

39 Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense			Reimbursement
	Limitations			from adviser

Class A	1.75%	--	1.50%*	$19,587
Class T	2.00%	--	1.75%*	74,574
Class B	2.50%	--	2.25%*	18,779
Class C	2.50%	--	2.25%*	13,656
Institutional Class	1.50%	--	1.25%*	1,646
				$128,242

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $9,733 for the period.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

40

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares			Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	192,761	384,850	$2,508,793	$4,439,108
Shares redeemed	(165,658)	(86,624)	(2,170,770)	(1,001,333)
Net increase (decrease)	27,103	298,226	$338,023	$3,437,775
Class T
Shares sold	817,905	937,092	$ 10,377,931	$ 10,650,883
Shares redeemed	(468,349)	(780,388)	(6,008,601)	(8,915,832)
Net increase (decrease)	349,556	156,704	$4,369,330	$1,735,051
Class B
Shares sold	139,393	138,798	$1,701,739	$1,541,743
Shares redeemed	(132,283)	(123,447)	(1,634,038)	(1,364,796)
Net increase (decrease)	7,110	15,351	$67,701	$176,947
Class C
Shares sold	139,662	106,121	$1,733,371	$1,182,163
Shares redeemed	(72,801)	(66,101)	(917,263)	(732,887)
Net increase (decrease)	66,861	40,020	$816,108	$449,276
Institutional Class
Shares sold	44,364	122,911	$600,130	$1,457,480
Shares redeemed	(13,527)	(40,611)	(180,748)	(481,725)
Net increase (decrease)	30,837	82,300	$419,382	$975,755

41 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Global Equity Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

Annual Report

42

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Global Equity. He also serves as Senior Vice President of other Fidelity funds (2005-present).
Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr.
Jonas served as President of Fidelity Enterprise Operations and Risk
Services (2004-2005), Chief Administrative Officer (2002-2004), and
Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi-
tion, he serves on the Boards of Boston Ballet (2003-present) and Sim-
mons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.
**	Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report 44

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad-
emy of Arts and Sciences, and the Board of Overseers of the School of
Engineering and Applied Science of the University of Pennsylvania. Pre-
viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq
(1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommu-
nications network surveillance, 2001-2004), and Teletech Holdings (cus-
tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

Annual Report 46

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

Annual Report 48

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Global Equity. Mr. Churchill also serves as
Vice President of certain Equity Funds (2005-present) and certain High
Income Funds (2005-present). Previously, he served as Head of Fidelity’s
Fixed-Income Division (2000-2005), Vice President of Fidelity’s Money
Market Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and
Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined
Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-
Income Investments.

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Global Equity. He also serves as Secretary of other
Fidelity funds; Vice President, General Counsel, and Secretary of FMR
Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Man-
agement & Research (U.K.) Inc. (2001-present), Fidelity Management &
Research (Far East) Inc. (2001-present), and Fidelity Investments Money
Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member,
Faculty of Law, at Boston College Law School (2003-present). Previously,
Mr. Roiter served as Vice President and Secretary of Fidelity Distributors
Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Global Equity. Mr. Fross also serves as
Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Global Equity. Ms. Reynolds also serves as President, Treasurer, and
AML officer of other Fidelity funds (2004) and is a Vice President (2003)
and an employee (2002) of FMR. Before joining Fidelity Investments,
Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC)
(1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Global Equity. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage-
ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Global Equity. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and
Executive Vice President of Risk Oversight for Fidelity Investments
(2002). Previously, he served as Executive Vice President and Chief Op-
erating Officer for Fidelity Investments Institutional Services Company,
Inc. (1998-2002).

Annual Report 50

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Global Equity. Mr. Hebble also serves as
Deputy Treasurer of other Fidelity funds (2003), and is an employee of
FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche
Asset Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Global Equity. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Global Equity. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer
(2002-2004) of the Franklin Templeton Funds and Senior Vice President
of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Global Equity. Mr. Robins also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2004-present). Before joining Fidelity Investments, Mr.
Robins worked at KPMG LLP, where he was a partner in KPMG’s de-
partment of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accoun-
tant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Global Equity. Mr. Byrnes also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Byrnes served as Vice
President of FPCMS (2003-2005). Before joining Fidelity Investments,
Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 1986
Assistant Treasurer of Advisor Global Equity. Mr. Costello also serves as
Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Global Equity. Mr. Lydecker also serves as
Assistant Treasurer of other Fidelity funds (2004) and is an employee of
FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Global Equity. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Global Equity. Mr. Ryan also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Ryan served as Vice Pres-
ident of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Global Equity. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments,
Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder
Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report 52

Distributions

The Board of Trustees of Fidelity Advisor Global Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/5/2005	12/2/2005	$0.069	$0.023

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Global Equity Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

54

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund’s portfolio managers and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

56

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time, although the fund’s one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

Annual Report 58

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, and Class C would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing,

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

60

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

61 Annual Report

Annual Report

62

63 Annual Report

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64

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

Fidelity® Advisor

International Capital Appreciation

Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	8	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	9	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	15	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent	32
Registered Public
Accounting Firm
Trustees and Officers	33
Distributions	43
Board Approval of	44
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

The views expressed in the Management’s Discussion of Fund Performance reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)	6.37%	2.04%	7.28%
Class T (incl. 3.50% sales charge)	8.64%	2.30%	7.40%
Class B (incl. contingent deferred
sales charge)B	6.97%	2.06%	7.33%
Class C (incl. contingent deferred
sales charge)C	11.08%	2.53%	7.31%

A From November 3, 1997.

B Class B shares’ contingent deferred sales charges included in the past one year, past five year,

and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares’ contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

6

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund — Class T on November 3, 1997, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM All Country World ex USA Index performed over the same period.

7 Annual Report 7

Management’s Discussion of Fund Performance

Comments from Richard Mace, Portfolio Manager of Fidelity® Advisor International Capital Appreciation Fund

Foreign stock markets enjoyed broad-based advances during the 12-month period that ended October 31, 2005, encouraged by better-than-expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCIr EAFE®) Index — a performance measure of developed stock markets outside the United States and Canada — gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. Euro-pean stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% .

For the 12 months ending October 31, 2005, the fund’s Class A, Class T, Class B and Class shares returned 12.86%, 12.58%, 11.97% and 12.08%, respectively. By comparison, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex USA Index rose 20.24% and the LipperSM International Funds Average gained 17.75% . A heavy overweight ing in information technology — largely concentrated within the lagging semiconductor industry — plus unfavorable stock picking within that group were responsible for a large portion of the shortfall versus the index. Taiwanese chip maker United Microelectronics and equipment maker Tokyo Electron were two of the biggest detractors in this group. Inopportune stock selection also hurt in a variety of other areas, including technology hardware and equipment, where Alcatel, the French telecommunications equipment maker, disappointed. On the plus side of the ledger, the fund reclaimed some ground through particularly strong stock picking in the banking group — notably State Bank of India — as well as in the booming energy arena, with such names as Canadian Natural Resources. Some of the stocks mentioned in this report were no longer held at period end

Note to shareholders: Effective January 1, 2006, an interim portfolio management team led by Michael Jenkins and composed of William Bower, Penelope Dobkin and William Kennedy has been named to manage Fidelity Advisor International Capital Appreciation Fund while the fund’s Portfolio Manager, Richard Mace, is on a leave of absence from the firm.

The views expressed in this statement reflect those of the portfolio manager only through October 31, 2005. See page 3 for further discussion of this section of the report.

Annual Report

8 8

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,076.80	$7.59
HypotheticalA	$1,000.00	$1,017.90	$7.38
Class T
Actual	$1,000.00	$1,075.80	$8.74
HypotheticalA	$1,000.00	$1,016.79	$8.49
Class B
Actual	$1,000.00	$1,073.00	$11.76
HypotheticalA	$1,000.00	$1,013.86	$11.42

9 Annual Report

Shareholder Expense Example - continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,072.70	$11.44
HypotheticalA	$1,000.00	$1,014.17	$11.12
Institutional Class
Actual	$1,000.00	$1,078.00	$6.55
HypotheticalA	$1,000.00	$1,018.90	$6.36

A 5% return per year before expenses
* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.45%
Class T	1.67%
Class B	2.25%
Class C	2.19%
Institutional Class	1.25%

Annual Report

10

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Pernod Ricard SA (France, Beverages)	5.0	1.1
Total SA Series B (France, Oil, Gas &
Consumable Fuels)	4.6	2.6
Sumitomo Mitsui Financial Group, Inc. (Japan,
Commercial Banks)	4.5	2.9
Credit Suisse Group (Reg.) (Switzerland, Capital
Markets)	4.4	2.8
Tokyo Electron Ltd. (Japan, Semiconductors &
Semiconductor Equipment)	4.3	0.0
	22.8
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	24.4	23.7
Information Technology	22.5	10.6
Energy	16.4	10.4
Health Care	9.4	10.1
Industrials	5.5	8.1
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Japan	18.1	14.5
Switzerland	12.8	14.7
France	11.1	10.8
Germany	8.2	2.7
United Kingdom	7.3	11.2
Percentages are adjusted for the effect of open futures contracts, if applicable.

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 96.2%
	Shares	Value (Note 1)

Australia – 1.6%
BHP Billiton Ltd. sponsored ADR	338,700	$ 10,516,635
Austria – 0.9%
OMV AG	111,300	6,003,939
Canada – 6.3%
EnCana Corp.	561,400	25,669,433
Research In Motion Ltd. (a)	135,200	8,313,484
Talisman Energy, Inc.	179,700	7,959,447
TOTAL CANADA		41,942,364

China – 0.5%
Weichai Power Co. Ltd. (H Shares)	1,905,000	3,636,950
Finland – 0.8%
Nokia Corp. sponsored ADR	302,200	5,083,004
France – 11.1%
BNP Paribas SA	134,200	10,175,170
Pernod Ricard SA	187,971	32,875,677
Total SA Series B	121,957	30,738,043
TOTAL FRANCE		73,788,890

Germany – 8.2%
Allianz AG (Reg.)	173,200	24,490,479
Deutsche Telekom AG (Reg.)	344,700	6,101,190
E.ON AG	266,600	24,161,957
TOTAL GERMANY		54,753,626

India – 3.3%
Cipla Ltd.	449,282	3,592,163
Satyam Computer Services Ltd.	774,491	10,362,061
State Bank of India	383,070	7,943,752
TOTAL INDIA		21,897,976

Ireland – 1.7%
Ryanair Holdings PLC sponsored ADR (a)	224,900	11,148,293
Italy – 0.8%
Banca Intesa Spa	1,072,200	5,003,672
Japan – 18.1%
Credit Saison Co. Ltd.	223,500	10,161,622
Nikko Cordial Corp.	2,204,000	26,721,807
Nitto Denko Corp.	140,800	8,547,653
Sumitomo Mitsui Financial Group, Inc.	3,234	29,967,463
Tokyo Electron Ltd.	563,900	28,372,945

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

Japan – continued
Yahoo! Japan Corp	7,790	$ 8,297,911
Yahoo! Japan Corp. New	7,790	8,432,836
TOTAL JAPAN		120,502,237

Korea (South) – 1.2%
Shinhan Financial Group Co. Ltd.	232,500	7,749,997
Netherlands – 5.4%
ASML Holding NV (NY Shares) (a)	1,512,436	25,681,163
ING Groep NV (Certificaten Van Aandelen)	364,100	10,507,927
TOTAL NETHERLANDS		36,189,090

Norway – 0.8%
Statoil ASA	242,400	5,421,027
Singapore – 1.1%
STATS ChipPAC Ltd. sponsored ADR (a)(d)	1,305,700	7,324,977
Switzerland – 12.8%
ABB Ltd. sponsored ADR (a)	837,000	6,520,230
Credit Suisse Group (Reg.)	658,174	29,163,692
Novartis AG (Reg.)	479,785	25,822,028
Roche Holding AG (participation certificate)	156,739	23,416,927
TOTAL SWITZERLAND		84,922,877

Taiwan – 7.2%
Advanced Semiconductor Engineering, Inc.	24,431,000	14,890,957
AU Optronics Corp. sponsored ADR	1,238,342	15,788,861
United Microelectronics Corp. sponsored ADR (d)	5,893,636	17,209,417
TOTAL TAIWAN		47,889,235

United Kingdom – 7.3%
BP PLC	1,318,800	14,594,709
Prudential PLC	9,257	77,684
Smiths Group PLC	932,900	15,071,332
Vodafone Group PLC	7,188,300	18,876,492
TOTAL UNITED KINGDOM		48,620,217

United States of America – 7.1%
Halliburton Co.	317,900	18,787,890
Lyondell Chemical Co.	457,900	12,271,720

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
United States of America – continued
NTL, Inc. (a)	96,900	$ 5,941,908
Synthes, Inc.	93,856	9,937,823
TOTAL UNITED STATES OF AMERICA		46,939,341

TOTAL COMMON STOCKS
(Cost $607,423,666)		639,334,347
Money Market Funds — 4.6%
Fidelity Cash Central Fund, 3.92% (b)	25,387,772	25,387,772
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	4,855,300	4,855,300
TOTAL MONEY MARKET FUNDS
(Cost $30,243,072)		30,243,072
TOTAL INVESTMENT PORTFOLIO – 100.8%
(Cost $637,666,738)		669,577,419

NET OTHER ASSETS – (0.8)%		(5,176,084)
NET ASSETS – 100%		$664,401,335

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $4,729,980) (cost $637,666,738) — See
accompanying schedule		$669,577,419
Cash		1,901,257
Receivable for investments sold		1,449,094
Receivable for fund shares sold		750,961
Dividends receivable		910,624
Interest receivable		56,959
Other receivables		460,618
Total assets		675,106,932

Liabilities
Payable for investments purchased	$3,755,380
Payable for fund shares redeemed	1,128,953
Accrued management fee	399,170
Distribution fees payable	218,583
Other affiliated payables	224,045
Other payables and accrued expenses	124,166
Collateral on securities loaned, at value	4,855,300
Total liabilities		10,705,597

Net Assets		$664,401,335
Net Assets consist of:
Paid in capital		$560,690,068
Undistributed net investment income		3,764,091
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		68,053,870
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		31,893,306
Net Assets		$664,401,335

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities — continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($113,809,447 ÷ 6,547,241 shares)	$17.38
Maximum offering price per share
(100/94.25 of $17.38)	$18.44
Class T:
Net Asset Value and redemption price per share
($216,718,022 ÷ 12,612,033 shares)	$17.18
Maximum offering price per share
(100/96.50 of $17.18)	$17.80
Class B:
Net Asset Value and offering price per share
($57,167,629 ÷ 3,473,760 shares)A	$16.46
Class C:
Net Asset Value and offering price per share
($67,428,603 ÷ 4,081,225 shares)A	$16.52
Institutional Class:
Net Asset Value, offering price and redemption price
per share ($209,277,634 ÷ 11,823,732 shares)	$17.70
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements

Annual Report 16

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$ 14,273,837
Interest		807,712
Security lending		528,125
		15,609,674
Less foreign taxes withheld		(1,748,408)
Total income		13,861,266

Expenses
Management fee	$4,979,462
Transfer agent fees	2,329,324
Distribution fees	2,748,747
Accounting and security lending fees	364,419
Independent trustees’ compensation	3,246
Custodian fees and expenses	384,860
Registration fees	89,674
Audit	80,541
Legal	4,799
Interest	8,077
Miscellaneous	32,104
Total expenses before reductions	11,025,253
Expense reductions	(928,077)	10,097,176

Net investment income (loss)		3,764,090
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	110,918,480
Foreign currency transactions	(251,907)
Futures contracts	179,560
Total net realized gain (loss)		110,846,133
Change in net unrealized appreciation (depreciation) on:
Investment securities	(32,677,370)
Assets and liabilities in foreign currencies	(48,254)
Total change in net unrealized appreciation
(depreciation)		(32,725,624)
Net gain (loss)		78,120,509
Net increase (decrease) in net assets resulting from
operations		$ 81,884,599

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,764,090	$(436,853)
Net realized gain (loss)	110,846,133	34,181,956
Change in net unrealized appreciation (depreciation) .	(32,725,624)	(3,598,614)
Net increase (decrease) in net assets resulting
from operations	81,884,599	30,146,489
Distributions to shareholders from net investment income .	—	(685,316)
Share transactions -- net increase (decrease)	(84,263,684)	90,343,050
Redemption fees	29,871	23,611
Total increase (decrease) in net assets	(2,349,214)	119,827,834

Net Assets
Beginning of period	666,750,549	546,922,715
End of period (including undistributed net investment
income of $3,764,091 and accumulated net invest-
ment loss of $29,120, respectively)	$664,401,335	$666,750,549

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Financial Highlights — Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 15.40	$ 14.47	$ 10.93	$ 11.08	$ 15.26
Income from Investment
Operations
Net investment income (loss)C	12.01		—E	—E	(.01)
Net realized and unrealized
gain (loss)	1.86	.92	3.54	(.15)	(3.73)
Total from investment operations	1.98	.93	3.54	(.15)	(3.74)
Distributions from net investment
income	—	—	—	—	(.44)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$ 17.38	$ 15.40	$ 14.47	$ 10.93	$ 11.08
Total ReturnA,B	12.86%	6.43%	32.39%	(1.35)%	(25.17)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.44%	1.48%	1.59%	1.67%	1.71%
Expenses net of voluntary waiv-
ers, if any	1.44%	1.48%	1.59%	1.67%	1.70%
Expenses net of all reductions	1.30%	1.40%	1.54%	1.57%	1.57%
Net investment income (loss)	71%	.06%	.01%	(.02)%	(.05)%
Supplemental Data
Net assets, end of period (000
omitted)	$113,809	$103,606	$41,867	$16,879	$12,070
Portfolio turnover rate	176%	170%	205%	193%	270%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights — Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 15.26	$ 14.38	$ 10.88	$ 11.05	$ 15.21
Income from Investment
Operations
Net investment income (loss)C	08	(.03)	(.03)	(.03)	(.03)
Net realized and unrealized
gain (loss)	1.84	.91	3.53	(.14)	(3.73)
Total from investment operations	1.92	.88	3.50	(.17)	(3.76)
Distributions from net investment
income	—	—	—	—	(.40)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$ 17.18	$ 15.26	$ 14.38	$ 10.88	$ 11.05
Total ReturnA,B	12.58%	6.12%	32.17%	(1.54)%	(25.32)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.67%	1.74%	1.85%	1.86%	1.87%
Expenses net of voluntary waiv-
ers, if any	1.67%	1.74%	1.85%	1.86%	1.87%
Expenses net of all reductions	1.53%	1.66%	1.79%	1.76%	1.73%
Net investment income (loss)	47%	(.20)%	(.24)%	(.21)%	(.22)%
Supplemental Data
Net assets, end of period (000
omitted)	$216,717	$216,588	$149,514	$98,148	$88,818
Portfolio turnover rate	176%	170%	205%	193%	270%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights — Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 14.70	$ 13.94	$ 10.61	$ 10.84	$ 14.96
Income from Investment
Operations
Net investment income (loss)C	(.02)	(.12)	(.09)	(.09)	(.10)
Net realized and unrealized
gain (loss)	1.78	.88	3.42	(.14)	(3.67)
Total from investment operations	1.76	.76	3.33	(.23)	(3.77)
Distributions from net investment
income	—	—	—	—	(.35)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$ 16.46	$ 14.70	$ 13.94	$ 10.61	$ 10.84
Total ReturnA,B	11.97%	5.45%	31.39%	(2.12)%	(25.75)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.27%	2.35%	2.42%	2.44%	2.47%
Expenses net of voluntary waiv-
ers, if any	2.27%	2.35%	2.42%	2.44%	2.45%
Expenses net of all reductions	2.13%	2.27%	2.37%	2.34%	2.32%
Net investment income (loss)	(.13)%	(.80)%	(.82)%	(.79)%	(.80)%
Supplemental Data
Net assets, end of period (000
omitted)	$57,168	$59,985	$50,358	$36,981	$36,593
Portfolio turnover rate	176%	170%	205%	193%	270%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 14.74	$ 13.96	$ 10.62	$ 10.83	$ 14.96
Income from Investment
Operations
Net investment income (loss)C	—E	(.10)	(.08)	(.08)	(.09)
Net realized and unrealized
gain (loss)	1.78	.88	3.42	(.13)	(3.67)
Total from investment operations	1.78	.78	3.34	(.21)	(3.76)
Distributions from net investment
income	—	—	—	—	(.37)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$ 16.52	$ 14.74	$ 13.96	$ 10.62	$ 10.83
Total ReturnA,B	12.08%	5.59%	31.45%	(1.94)%	(25.71)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.17%	2.21%	2.33%	2.34%	2.38%
Expenses net of voluntary waiv-
ers, if any	2.17%	2.21%	2.33%	2.34%	2.38%
Expenses net of all reductions	2.04%	2.12%	2.28%	2.24%	2.24%
Net investment income (loss)	(.03)%	(.66)%	(.73)%	(.69)%	(.73)%
Supplemental Data
Net assets, end of period (000
omitted)	$67,429	$76,412	$58,560	$37,514	$33,118
Portfolio turnover rate	176%	170%	205%	193%	270%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights — Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 15.65	$ 14.70	$ 11.08	$ 11.17	$ 15.35
Income from Investment
Operations
Net investment income (loss)B	16.05		.04	.06	.06
Net realized and unrealized
gain (loss)	1.89	.94	3.58	(.15)	(3.75)
Total from investment operations	2.05	.99	3.62	(.09)	(3.69)
Distributions from net investment
income	—	(.04)	—	—	(.49)
Redemption fees added to paid in
capitalB	—D	—D	—	—	—
Net asset value, end of period	$ 17.70	$ 15.65	$ 14.70	$ 11.08	$ 11.17
Total ReturnA	13.10%	6.75%	32.67%	(.81)%	(24.75)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	1.23%	1.21%	1.28%	1.15%	1.19%
Expenses net of voluntary waiv-
ers, if any	1.23%	1.21%	1.28%	1.15%	1.19%
Expenses net of all reductions	1.09%	1.13%	1.22%	1.06%	1.05%
Net investment income (loss)	92%	.34%	.33%	.50%	.46%
Supplemental Data
Net assets, end of period (000
omitted)	$209,278	$210,160	$246,623	$10,577	$ 6,432
Portfolio turnover rate	176%	170%	205%	193%	270%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

24

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

25 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$58,769,282
Unrealized depreciation	(27,174,204)
Net unrealized appreciation (depreciation)	31,595,078
Undistributed ordinary income	3,533,555
Undistributed long-term capital gain	64,165,782

Cost for federal income tax purposes	$637,982,341

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$—	$685,316

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

26

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,159,090,370 and $1,226,136,513, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

27 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$284,587	$590
Class T	25%	.25%	1,128,660	8,598
Class B	75%	.25%	609,458	457,288
Class C	75%	.25%	726,042	144,254
			$2,748,747	$610,730

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$44,600
Class T	17,578
Class B*	120,592
Class C*	10,998
$193,768

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

28

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$369,631.32
Class T	692,894.31
Class B	247,896.41
Class C	225,747.31
Institutional Class	793,156.37
	$2,329,324

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM).

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,493,623 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,463 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower	Average Daily	Weighted Average	(included in
or Lender	Loan Balance	Interest Rate	interest income)	Interest Expense
Borrower	$9,882,250	3.68%	—	$8,077

29 Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $925,392 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $1,620. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1,065

Annual Report 30

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,		2005		2004
From net investment income
Institutional Class		$	— $	685,316

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars

Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	2,413,647	5,249,748	$ 40,570,088	$ 80,046,295
Shares redeemed	(2,595,681)	(1,414,042)	(44,108,820)	(21,259,668)
Net increase (decrease) .	(182,034)	3,835,706	$ (3,538,732)	$ 58,786,627
Class T
Shares sold	3,577,874	8,003,545	$ 59,209,564	$120,756,817
Shares redeemed	(5,161,647)	(4,207,826)	(85,999,758)	(62,846,915)
Net increase (decrease) .	(1,583,773)	3,795,719	$(26,790,194)	$ 57,909,902
Class B
Shares sold	402,612	1,312,192	$ 6,401,315	$ 19,341,976
Shares redeemed	(1,009,638)	(845,208)	(16,178,942)	(12,224,749)
Net increase (decrease) .	(607,026)	466,984	$ (9,777,627)	$ 7,117,227
Class C
Shares sold	752,388	2,272,253	$ 12,070,200	$ 33,251,399
Shares redeemed	(1,854,211)	(1,285,361)	(29,608,554)	(18,413,064)
Net increase (decrease) .	(1,101,823)	986,892	$(17,538,354)	$ 14,838,335
Institutional Class
Shares sold	3,829,749	5,209,049	$ 65,566,743	$ 80,240,442
Reinvestment of
distributions	—	44,895	—	666,234
Shares redeemed	(5,438,810)	(8,593,689)	(92,185,520)	(129,215,717)
Net increase (decrease) .	(1,609,061)	(3,339,745)	$(26,618,777)	$(48,309,041)

31 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2005

Annual Report 32

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

33 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor International Capital Ap-
preciation (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of
FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity
Enterprise Operations and Risk Services (2004-2005), Chief Adminis-
trative Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report 34

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

Annual Report 36

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

Annual Report 38

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor International Capital Appreciation. Mr. Chur-
chill also serves as Vice President of certain Equity Funds (2005-present)
and certain High Income Funds (2005-present). Previously, he served as
Head of Fidelity’s Fixed-Income Division (2000-2005), Vice President of
Fidelity’s Money Market Funds (2000-2005), Vice President of Fidelity’s
Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr.
Churchill joined Fidelity in 1993 as Vice President and Group Leader of
Taxable Fixed-Income Investments.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Richard Mace (43)

Year of Election or Appointment: 2005
Vice President of Advisor International Capital Appreciation. Mr. Mace
serves as Vice President of other funds advised by FMR. Mr. Mace also serves as Senior Vice President of FMR (2001) and FMR Co., Inc.
(2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor International Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Sec-
retary of Fidelity Management & Research (U.K.) Inc. (2001-present),
Fidelity Management & Research (Far East) Inc. (2001-present), and
Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School
(2003-present). Previously, Mr. Roiter served as Vice President and Sec-
retary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor International Capital Appreciation. Mr.
Fross also serves as Assistant Secretary of other Fidelity funds
(2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor International Capital Appreciation. Ms. Reynolds also serves as Pres-
ident, Treasurer, and AML officer of other Fidelity funds (2004) and is a
Vice President (2003) and an employee (2002) of FMR. Before joining
Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers
LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor International Capital Appreciation.
Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds
(2005-present). He also serves as Senior Vice President of Fidelity Pric-
ing and Cash Management Services Group (FPCMS).

Annual Report 40

Name, Age; Principal Occupation

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor International Capital Appreciation.
Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity
Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services
Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor International Capital Appreciation Mr.
Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr.
Hebble worked at Deutsche Asset Management where he served as
Director of Fund Accounting (2002-2003) and Assistant Treasurer of the
Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor International Capital Appreciation. Mr.
Mehrmann also serves as Deputy Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services
Group (FIIS)/Fidelity Investments Institutional Operations Corporation,
Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor International Capital Appreciation. Ms.
Monasterio also serves as Deputy Treasurer of other Fidelity funds
(2004) and is an employee of FMR (2004). Before joining Fidelity In-
vestments, Ms. Monasterio served as Treasurer (2000-2004) and Chief
Financial Officer (2002-2004) of the Franklin Templeton Funds and
Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor International Capital Appreciation. Mr.
Robins also serves as Deputy Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR (2004-present). Before join-
ing Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004)
and a Senior Manager (1999-2000). In addition, Mr. Robins served as
Assistant Chief Accountant, United States Securities and Exchange Com-
mission (2000-2002).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor International Capital Appreciation. Mr.
Byrnes also serves as Assistant Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR (2005-present). Previously,
Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Man-
agement where he served as Vice President of the Investment Opera-
tions Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1997
Assistant Treasurer of Advisor International Capital Appreciation. Mr.
Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor International Capital Appreciation. Mr.
Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004)
and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor International Capital Appreciation. Mr.
Osterheld also serves as Assistant Treasurer of other Fidelity funds
(2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor International Capital Appreciation. Mr.
Ryan also serves as Assistant Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR (2005-present). Previously,
Mr. Ryan served as Vice President of Fund Reporting in FPCMS
(1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor International Capital Appreciation. Mr.
Schiavone also serves as Assistant Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR (2005-present). Before join-
ing Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Man-
agement, where he most recently served as Assistant Treasurer
(2003-2005) of the Scudder Funds and Vice President and Head of
Fund Reporting (1996-2003).

Annual Report 42

Distributions

The Board of Trustees of Fidelity Advisor International Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/12/05	12/09/05	$.202	$2.24
Class T	12/12/05	12/09/05	$.153	$2.24
Class B	12/12/05	12/09/05	$.051	$2.24
Class C	12/12/05	12/09/05	$.065	$2.24

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $64,633,600, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $0, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

43 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor International Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

44

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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46

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 24% means that 76% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

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48

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B and Class C ranked below its competitive median for 2004, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s

Annual Report

50

management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

51 Annual Report

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52

53 Annual Report

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54

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

Fidelity® Advisor

International Capital Appreciation

Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	14	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent	31
Registered Public
Accounting Firm
Trustees and Officers	32
Distributions	42
Board Approval of	43
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

The views expressed in the Management’s Discussion of Fund Performance reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	13.10%	3.64%	8.42%
A From November 3, 1997.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelityr Advisor International Capital Appreciation Fund — Institutional Class on November 3, 1997, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM All Country World ex USA Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Richard Mace, Portfolio Manager of Fidelity® Advisor International Capital Appreciation Fund

Foreign stock markets enjoyed broad-based advances during the 12-month period that ended October 31, 2005, encouraged by better-than-expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCIr EAFE®) Index — a performance measure of developed stock markets outside the United States and Canada — gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. Euro-pean stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% .

For the 12 months ending October 31, 2005, the fund’s Institutional Class shares returned 13.10%, while the Morgan Stanley Capital InternationalSM All Country World (MSCI ACWI) ex USA Index rose 20.24% and the Lipper International Funds Average gained 17.75% . A heavy overweighting in information technology — largely concentrated within the lagging semiconductor industry — plus unfavorable stock picking within that group were responsible for a large portion of the shortfall versus the index. Taiwanese chip maker United Microelectronics and equipment maker Tokyo Electron were two of the biggest detractors in this group. Inopportune stock selection also hurt in a variety of other areas, including technology hardware and equipment, where Alcatel, the French telecommunications equipment maker, disappointed. On the plus side of the ledger, the fund reclaimed some ground through particularly strong stock picking in the banking group — notably State Bank of India — as well as in the booming energy arena, with such names as Canadian Natural Resources. Some of the stocks mentioned in this report were no longer held at period end.

Note to shareholders: Effective January 1, 2006, an interim portfolio management team led by Michael Jenkins and composed of William Bower, Penelope Dobkin and William Kennedy has been named to manage Fidelity Advisor International Capital Appreciation Fund while the fund’s Portfolio Manager, Richard Mace, is on a leave of absence from the firm.

The views expressed in this statement reflect those of the portfolio manager only through October 31, 2005. See page 3 for further discussion of this section of the report.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,076.80	$7.59
HypotheticalA	$1,000.00	$1,017.90	$7.38
Class T
Actual	$1,000.00	$1,075.80	$8.74
HypotheticalA	$1,000.00	$1,016.79	$8.49
Class B
Actual	$1,000.00	$1,073.00	$11.76
HypotheticalA	$1,000.00	$1,013.86	$11.42

Annual Report 8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,072.70	$11.44
HypotheticalA	$1,000.00	$1,014.17	$11.12
Institutional Class
Actual	$1,000.00	$1,078.00	$6.55
HypotheticalA	$1,000.00	$1,018.90	$6.36

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.45%
Class T	1.67%
Class B	2.25%
Class C	2.19%
Institutional Class	1.25%

9 Annual Report

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Pernod Ricard SA (France, Beverages)	5.0	1.1
Total SA Series B (France, Oil, Gas &
Consumable Fuels)	4.6	2.6
Sumitomo Mitsui Financial Group, Inc. (Japan,
Commercial Banks)	4.5	2.9
Credit Suisse Group (Reg.) (Switzerland, Capital
Markets)	4.4	2.8
Tokyo Electron Ltd. (Japan, Semiconductors &
Semiconductor Equipment)	4.3	0.0
	22.8
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	24.4	23.7
Information Technology	22.5	10.6
Energy	16.4	10.4
Health Care	9.4	10.1
Industrials	5.5	8.1
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Japan	18.1	14.5
Switzerland	12.8	14.7
France	11.1	10.8
Germany	8.2	2.7
United Kingdom	7.3	11.2
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 96.2%
	Shares	Value (Note 1)

Australia – 1.6%
BHP Billiton Ltd. sponsored ADR	338,700	$ 10,516,635
Austria – 0.9%
OMV AG	111,300	6,003,939
Canada – 6.3%
EnCana Corp.	561,400	25,669,433
Research In Motion Ltd. (a)	135,200	8,313,484
Talisman Energy, Inc.	179,700	7,959,447
TOTAL CANADA		41,942,364

China – 0.5%
Weichai Power Co. Ltd. (H Shares)	1,905,000	3,636,950
Finland – 0.8%
Nokia Corp. sponsored ADR	302,200	5,083,004
France – 11.1%
BNP Paribas SA	134,200	10,175,170
Pernod Ricard SA	187,971	32,875,677
Total SA Series B	121,957	30,738,043
TOTAL FRANCE		73,788,890

Germany – 8.2%
Allianz AG (Reg.)	173,200	24,490,479
Deutsche Telekom AG (Reg.)	344,700	6,101,190
E.ON AG	266,600	24,161,957
TOTAL GERMANY		54,753,626

India – 3.3%
Cipla Ltd.	449,282	3,592,163
Satyam Computer Services Ltd.	774,491	10,362,061
State Bank of India	383,070	7,943,752
TOTAL INDIA		21,897,976

Ireland – 1.7%
Ryanair Holdings PLC sponsored ADR (a)	224,900	11,148,293
Italy – 0.8%
Banca Intesa Spa	1,072,200	5,003,672
Japan – 18.1%
Credit Saison Co. Ltd.	223,500	10,161,622
Nikko Cordial Corp.	2,204,000	26,721,807
Nitto Denko Corp.	140,800	8,547,653
Sumitomo Mitsui Financial Group, Inc.	3,234	29,967,463
Tokyo Electron Ltd.	563,900	28,372,945
2005

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Japan – continued
Yahoo! Japan Corp	7,790	$ 8,297,911
Yahoo! Japan Corp. New	7,790	8,432,836
TOTAL JAPAN		120,502,237

Korea (South) – 1.2%
Shinhan Financial Group Co. Ltd.	232,500	7,749,997
Netherlands – 5.4%
ASML Holding NV (NY Shares) (a)	1,512,436	25,681,163
ING Groep NV (Certificaten Van Aandelen)	364,100	10,507,927
TOTAL NETHERLANDS		36,189,090

Norway – 0.8%
Statoil ASA	242,400	5,421,027
Singapore – 1.1%
STATS ChipPAC Ltd. sponsored ADR (a)(d)	1,305,700	7,324,977
Switzerland – 12.8%
ABB Ltd. sponsored ADR (a)	837,000	6,520,230
Credit Suisse Group (Reg.)	658,174	29,163,692
Novartis AG (Reg.)	479,785	25,822,028
Roche Holding AG (participation certificate)	156,739	23,416,927
TOTAL SWITZERLAND		84,922,877

Taiwan – 7.2%
Advanced Semiconductor Engineering, Inc.	24,431,000	14,890,957
AU Optronics Corp. sponsored ADR	1,238,342	15,788,861
United Microelectronics Corp. sponsored ADR (d)	5,893,636	17,209,417
TOTAL TAIWAN		47,889,235

United Kingdom – 7.3%
BP PLC	1,318,800	14,594,709
Prudential PLC	9,257	77,684
Smiths Group PLC	932,900	15,071,332
Vodafone Group PLC	7,188,300	18,876,492
TOTAL UNITED KINGDOM		48,620,217

United States of America – 7.1%
Halliburton Co.	317,900	18,787,890
Lyondell Chemical Co.	457,900	12,271,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)
United States of America – continued
NTL, Inc. (a)	96,900	$ 5,941,908
Synthes, Inc.	93,856	9,937,823
TOTAL UNITED STATES OF AMERICA		46,939,341

TOTAL COMMON STOCKS
(Cost $607,423,666)		639,334,347
Money Market Funds — 4.6%
Fidelity Cash Central Fund, 3.92% (b)	25,387,772	25,387,772
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	4,855,300	4,855,300
TOTAL MONEY MARKET FUNDS
(Cost $30,243,072)		30,243,072
TOTAL INVESTMENT PORTFOLIO – 100.8%
(Cost $637,666,738)		669,577,419

NET OTHER ASSETS – (0.8)%		(5,176,084)
NET ASSETS – 100%		$664,401,335

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $4,729,980) (cost $637,666,738) — See
accompanying schedule		$669,577,419
Cash		1,901,257
Receivable for investments sold		1,449,094
Receivable for fund shares sold		750,961
Dividends receivable		910,624
Interest receivable		56,959
Other receivables		460,618
Total assets		675,106,932

Liabilities
Payable for investments purchased	$3,755,380
Payable for fund shares redeemed	1,128,953
Accrued management fee	399,170
Distribution fees payable	218,583
Other affiliated payables	224,045
Other payables and accrued expenses	124,166
Collateral on securities loaned, at value	4,855,300
Total liabilities		10,705,597

Net Assets		$664,401,335
Net Assets consist of:
Paid in capital		$560,690,068
Undistributed net investment income		3,764,091
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		68,053,870
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		31,893,306
Net Assets		$664,401,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Statement of Assets and Liabilities — continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($113,809,447 ÷ 6,547,241 shares)	$17.38
Maximum offering price per share
(100/94.25 of $17.38)	$18.44
Class T:
Net Asset Value and redemption price per share
($216,718,022 ÷ 12,612,033 shares)	$17.18
Maximum offering price per share
(100/96.50 of $17.18)	$17.80
Class B:
Net Asset Value and offering price per share
($57,167,629 ÷ 3,473,760 shares)A	$16.46
Class C:
Net Asset Value and offering price per share
($67,428,603 ÷ 4,081,225 shares)A	$16.52
Institutional Class:
Net Asset Value, offering price and redemption price
per share ($209,277,634 ÷ 11,823,732 shares)	$17.70
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements - continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$ 14,273,837
Interest		807,712
Security lending		528,125
		15,609,674
Less foreign taxes withheld		(1,748,408)
Total income		13,861,266

Expenses
Management fee	$4,979,462
Transfer agent fees	2,329,324
Distribution fees	2,748,747
Accounting and security lending fees	364,419
Independent trustees’ compensation	3,246
Custodian fees and expenses	384,860
Registration fees	89,674
Audit	80,541
Legal	4,799
Interest	8,077
Miscellaneous	32,104
Total expenses before reductions	11,025,253
Expense reductions	(928,077)	10,097,176

Net investment income (loss)		3,764,090
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	110,918,480
Foreign currency transactions	(251,907)
Futures contracts	179,560
Total net realized gain (loss)		110,846,133
Change in net unrealized appreciation (depreciation) on:
Investment securities	(32,677,370)
Assets and liabilities in foreign currencies	(48,254)
Total change in net unrealized appreciation
(depreciation)		(32,725,624)
Net gain (loss)		78,120,509
Net increase (decrease) in net assets resulting from
operations		$ 81,884,599

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,764,090	$(436,853)
Net realized gain (loss)	110,846,133	34,181,956
Change in net unrealized appreciation (depreciation) .	(32,725,624)	(3,598,614)
Net increase (decrease) in net assets resulting
from operations	81,884,599	30,146,489
Distributions to shareholders from net investment income .	—	(685,316)
Share transactions -- net increase (decrease)	(84,263,684)	90,343,050
Redemption fees	29,871	23,611
Total increase (decrease) in net assets	(2,349,214)	119,827,834

Net Assets
Beginning of period	666,750,549	546,922,715
End of period (including undistributed net investment
income of $3,764,091 and accumulated net invest-
ment loss of $29,120, respectively)	$664,401,335	$666,750,549

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Highlights — Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 15.40	$ 14.47	$ 10.93	$ 11.08	$ 15.26
Income from Investment
Operations
Net investment income (loss)C	12.01		—E	—E	(.01)
Net realized and unrealized
gain (loss)	1.86	.92	3.54	(.15)	(3.73)
Total from investment operations	1.98	.93	3.54	(.15)	(3.74)
Distributions from net investment
income	—	—	—	—	(.44)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$ 17.38	$ 15.40	$ 14.47	$ 10.93	$ 11.08
Total ReturnA,B	12.86%	6.43%	32.39%	(1.35)%	(25.17)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.44%	1.48%	1.59%	1.67%	1.71%
Expenses net of voluntary waiv-
ers, if any	1.44%	1.48%	1.59%	1.67%	1.70%
Expenses net of all reductions	1.30%	1.40%	1.54%	1.57%	1.57%
Net investment income (loss)	71%	.06%	.01%	(.02)%	(.05)%
Supplemental Data
Net assets, end of period (000
omitted)	$113,809	$103,606	$41,867	$16,879	$12,070
Portfolio turnover rate	176%	170%	205%	193%	270%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Financial Highlights — Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 15.26	$ 14.38	$ 10.88	$ 11.05	$ 15.21
Income from Investment
Operations
Net investment income (loss)C	08	(.03)	(.03)	(.03)	(.03)
Net realized and unrealized
gain (loss)	1.84	.91	3.53	(.14)	(3.73)
Total from investment operations	1.92	.88	3.50	(.17)	(3.76)
Distributions from net investment
income	—	—	—	—	(.40)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$ 17.18	$ 15.26	$ 14.38	$ 10.88	$ 11.05
Total ReturnA,B	12.58%	6.12%	32.17%	(1.54)%	(25.32)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.67%	1.74%	1.85%	1.86%	1.87%
Expenses net of voluntary waiv-
ers, if any	1.67%	1.74%	1.85%	1.86%	1.87%
Expenses net of all reductions	1.53%	1.66%	1.79%	1.76%	1.73%
Net investment income (loss)	47%	(.20)%	(.24)%	(.21)%	(.22)%
Supplemental Data
Net assets, end of period (000
omitted)	$216,717	$216,588	$149,514	$98,148	$88,818
Portfolio turnover rate	176%	170%	205%	193%	270%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights — Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 14.70	$ 13.94	$ 10.61	$ 10.84	$ 14.96
Income from Investment
Operations
Net investment income (loss)C	(.02)	(.12)	(.09)	(.09)	(.10)
Net realized and unrealized
gain (loss)	1.78	.88	3.42	(.14)	(3.67)
Total from investment operations	1.76	.76	3.33	(.23)	(3.77)
Distributions from net investment
income	—	—	—	—	(.35)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$ 16.46	$ 14.70	$ 13.94	$ 10.61	$ 10.84
Total ReturnA,B	11.97%	5.45%	31.39%	(2.12)%	(25.75)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.27%	2.35%	2.42%	2.44%	2.47%
Expenses net of voluntary waiv-
ers, if any	2.27%	2.35%	2.42%	2.44%	2.45%
Expenses net of all reductions	2.13%	2.27%	2.37%	2.34%	2.32%
Net investment income (loss)	(.13)%	(.80)%	(.82)%	(.79)%	(.80)%
Supplemental Data
Net assets, end of period (000
omitted)	$57,168	$59,985	$50,358	$36,981	$36,593
Portfolio turnover rate	176%	170%	205%	193%	270%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights — Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 14.74	$ 13.96	$ 10.62	$ 10.83	$ 14.96
Income from Investment
Operations
Net investment income (loss)C	—E	(.10)	(.08)	(.08)	(.09)
Net realized and unrealized
gain (loss)	1.78	.88	3.42	(.13)	(3.67)
Total from investment operations	1.78	.78	3.34	(.21)	(3.76)
Distributions from net investment
income	—	—	—	—	(.37)
Redemption fees added to paid in
capitalC	—E	—E	—	—	—
Net asset value, end of period	$ 16.52	$ 14.74	$ 13.96	$ 10.62	$ 10.83
Total ReturnA,B	12.08%	5.59%	31.45%	(1.94)%	(25.71)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.17%	2.21%	2.33%	2.34%	2.38%
Expenses net of voluntary waiv-
ers, if any	2.17%	2.21%	2.33%	2.34%	2.38%
Expenses net of all reductions	2.04%	2.12%	2.28%	2.24%	2.24%
Net investment income (loss)	(.03)%	(.66)%	(.73)%	(.69)%	(.73)%
Supplemental Data
Net assets, end of period (000
omitted)	$67,429	$76,412	$58,560	$37,514	$33,118
Portfolio turnover rate	176%	170%	205%	193%	270%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 15.65	$ 14.70	$ 11.08	$ 11.17	$ 15.35
Income from Investment
Operations
Net investment income (loss)B	16.05		.04	.06	.06
Net realized and unrealized
gain (loss)	1.89	.94	3.58	(.15)	(3.75)
Total from investment operations	2.05	.99	3.62	(.09)	(3.69)
Distributions from net investment
income	—	(.04)	—	—	(.49)
Redemption fees added to paid in
capitalB	—D	—D	—	—	—
Net asset value, end of period	$ 17.70	$ 15.65	$ 14.70	$ 11.08	$ 11.17
Total ReturnA	13.10%	6.75%	32.67%	(.81)%	(24.75)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	1.23%	1.21%	1.28%	1.15%	1.19%
Expenses net of voluntary waiv-
ers, if any	1.23%	1.21%	1.28%	1.15%	1.19%
Expenses net of all reductions	1.09%	1.13%	1.22%	1.06%	1.05%
Net investment income (loss)	92%	.34%	.33%	.50%	.46%
Supplemental Data
Net assets, end of period (000
omitted)	$209,278	$210,160	$246,623	$10,577	$ 6,432
Portfolio turnover rate	176%	170%	205%	193%	270%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds), collectively referred to as Central Funds, which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

23 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

24

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$58,769,282
Unrealized depreciation	(27,174,204)
Net unrealized appreciation (depreciation)	31,595,078
Undistributed ordinary income	3,533,555
Undistributed long-term capital gain	64,165,782

Cost for federal income tax purposes	$637,982,341

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$—	$685,316

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

25 Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,159,090,370 and $1,226,136,513, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

Annual Report

26

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$284,587	$590
Class T	25%	.25%	1,128,660	8,598
Class B	75%	.25%	609,458	457,288
Class C	75%	.25%	726,042	144,254
			$2,748,747	$610,730

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$44,600
Class T	17,578
Class B*	120,592
Class C*	10,998
$193,768

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

27 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$369,631.32
Class T	692,894.31
Class B	247,896.41
Class C	225,747.31
Institutional Class	793,156.37
	$2,329,324

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM).

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,493,623 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,463 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower	Average Daily	Weighted Average	(included in
or Lender	Loan Balance	Interest Rate	interest income)	Interest Expense
Borrower	$9,882,250	3.68%	—	$8,077

Annual Report 28

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $925,392 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $1,620. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1,065

29 Annual Report

Notes to Financial Statements - continued

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,		2005		2004
From net investment income
Institutional Class		$	— $	685,316

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars

Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	2,413,647	5,249,748	$ 40,570,088	$ 80,046,295
Shares redeemed	(2,595,681)	(1,414,042)	(44,108,820)	(21,259,668)
Net increase (decrease) .	(182,034)	3,835,706	$ (3,538,732)	$ 58,786,627
Class T
Shares sold	3,577,874	8,003,545	$ 59,209,564	$120,756,817
Shares redeemed	(5,161,647)	(4,207,826)	(85,999,758)	(62,846,915)
Net increase (decrease) .	(1,583,773)	3,795,719	$(26,790,194)	$ 57,909,902
Class B
Shares sold	402,612	1,312,192	$ 6,401,315	$ 19,341,976
Shares redeemed	(1,009,638)	(845,208)	(16,178,942)	(12,224,749)
Net increase (decrease) .	(607,026)	466,984	$ (9,777,627)	$ 7,117,227
Class C
Shares sold	752,388	2,272,253	$ 12,070,200	$ 33,251,399
Shares redeemed	(1,854,211)	(1,285,361)	(29,608,554)	(18,413,064)
Net increase (decrease) .	(1,101,823)	986,892	$(17,538,354)	$ 14,838,335
Institutional Class
Shares sold	3,829,749	5,209,049	$ 65,566,743	$ 80,240,442
Reinvestment of
distributions	—	44,895	—	666,234
Shares redeemed	(5,438,810)	(8,593,689)	(92,185,520)	(129,215,717)
Net increase (decrease) .	(1,609,061)	(3,339,745)	$(26,618,777)	$(48,309,041)

Annual Report 30

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 19, 2005

31 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

Annual Report 32

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor International Capital Ap-
preciation (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of
FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity
Enterprise Operations and Risk Services (2004-2005), Chief Adminis-
trative Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

33 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report 34

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

Annual Report 36

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

37 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor International Capital Appreciation. Mr. Chur-
chill also serves as Vice President of certain Equity Funds (2005-present)
and certain High Income Funds (2005-present). Previously, he served as
Head of Fidelity’s Fixed-Income Division (2000-2005), Vice President of
Fidelity’s Money Market Funds (2000-2005), Vice President of Fidelity’s
Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr.
Churchill joined Fidelity in 1993 as Vice President and Group Leader of
Taxable Fixed-Income Investments.

Annual Report 38

Name, Age; Principal Occupation

Richard Mace (43)

Year of Election or Appointment: 2005
Vice President of Advisor International Capital Appreciation. Mr. Mace
serves as Vice President of other funds advised by FMR. Mr. Mace also serves as Senior Vice President of FMR (2001) and FMR Co., Inc.
(2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor International Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Sec-
retary of Fidelity Management & Research (U.K.) Inc. (2001-present),
Fidelity Management & Research (Far East) Inc. (2001-present), and
Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School
(2003-present). Previously, Mr. Roiter served as Vice President and Sec-
retary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor International Capital Appreciation. Mr.
Fross also serves as Assistant Secretary of other Fidelity funds
(2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor International Capital Appreciation. Ms. Reynolds also serves as Pres-
ident, Treasurer, and AML officer of other Fidelity funds (2004) and is a
Vice President (2003) and an employee (2002) of FMR. Before joining
Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers
LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor International Capital Appreciation.
Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds
(2005-present). He also serves as Senior Vice President of Fidelity Pric-
ing and Cash Management Services Group (FPCMS).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor International Capital Appreciation.
Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity
Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services
Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor International Capital Appreciation Mr.
Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr.
Hebble worked at Deutsche Asset Management where he served as
Director of Fund Accounting (2002-2003) and Assistant Treasurer of the
Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor International Capital Appreciation. Mr.
Mehrmann also serves as Deputy Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services
Group (FIIS)/Fidelity Investments Institutional Operations Corporation,
Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor International Capital Appreciation. Ms.
Monasterio also serves as Deputy Treasurer of other Fidelity funds
(2004) and is an employee of FMR (2004). Before joining Fidelity In-
vestments, Ms. Monasterio served as Treasurer (2000-2004) and Chief
Financial Officer (2002-2004) of the Franklin Templeton Funds and
Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor International Capital Appreciation. Mr.
Robins also serves as Deputy Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR (2004-present). Before join-
ing Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004)
and a Senior Manager (1999-2000). In addition, Mr. Robins served as
Assistant Chief Accountant, United States Securities and Exchange Com-
mission (2000-2002).

Annual Report 40

Name, Age; Principal Occupation

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor International Capital Appreciation. Mr.
Byrnes also serves as Assistant Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR (2005-present). Previously,
Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Man-
agement where he served as Vice President of the Investment Opera-
tions Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1997
Assistant Treasurer of Advisor International Capital Appreciation. Mr.
Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor International Capital Appreciation. Mr.
Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004)
and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor International Capital Appreciation. Mr.
Osterheld also serves as Assistant Treasurer of other Fidelity funds
(2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor International Capital Appreciation. Mr.
Ryan also serves as Assistant Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR (2005-present). Previously,
Mr. Ryan served as Vice President of Fund Reporting in FPCMS
(1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor International Capital Appreciation. Mr.
Schiavone also serves as Assistant Treasurer of other Fidelity funds
(2005-present) and is an employee of FMR (2005-present). Before join-
ing Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Man-
agement, where he most recently served as Assistant Treasurer
(2003-2005) of the Scudder Funds and Vice President and Head of
Fund Reporting (1996-2003).

41 Annual Report

Distributions

The Board of Trustees of Fidelity Advisor International Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/12/05	12/09/05	$—	$2.24

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $64,633,600, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $0, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

42

Board Approval of Investment Advisory Contracts and Management Fees

Advisor International Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

43 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

Annual Report

44

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

Annual Report

46

Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 24% means that 76% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B and Class C ranked below its competitive median for 2004, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Annual Report

48

The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

50

51 Annual Report

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52

53 Annual Report

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54

55 Annual Report

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56

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

Fidelity® Advisor

Japan

Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	8	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	9	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	20	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent	37
Registered Public
Accounting Firm
Trustees and Officers	38
Board Approval of	48
Investment Advisory
Contracts and
Management Fees
To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)	16.40%	--2.14%	7.29%
Class T (incl. 3.50% sales charge)	18.87%	--1.99%	7.35%
Class B (incl. contingent deferred sales
charge)B	17.52%	--2.14%	7.36%
Class C (incl. contingent deferred sales
charge)C	21.56%	--1.72%	7.43%

A From December 17, 1998.

B Class B shares’ contingent deferred sales charges included in the past one year, past five years,

and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares’ contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

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6

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Japan Fund —Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Exchange Stock Price (TOPIX) Index performed over the same period.

7 Annual Report 7

Management’s Discussion of Fund Performance

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Advisor Japan Fund

Foreign stock markets enjoyed broad-based advances during the 12-month period that ended October 31, 2005, encouraged by better-than-expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCIr EAFE®) Index — a performance measure of developed stock markets outside the United States and Canada — gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. Euro-pean stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% .

For the 12 months ending October 31, 2005, the fund’s Class A, Class T, Class B and Class C shares returned 23.50%, 23.18%, 22.52% and 22.56%, respectively, about in line with the TOPIX, but trailing the 25.18% gain posted by the LipperSM Japanese Funds Average. On a sector basis, information technology added the most to performance versus the index —primarily through effective stock selection. Opt, Inc., an emerging leader in online advertising, was the top contributor to relative performance. The stock had a great run, and I sold the position to lock in profits. The top contributor on an absolute basis was Intelligent Wave. The company provides software that helps companies protect their electronically stored information. Demand for such a product grew with the increasing frequency of scandals regarding personal information leakage, and the company had what seemed to be a very strong product. On the downside, the consumer discretionary sector had the biggest negative impact. Among individual securities, not owning index component Mitsubishi Tokyo Financial Group held back performance the most. Konica Minolta Holdings also was a significant detractor. The company struggled in both the digital camera and laser printer markets, but I thought investors overreacted to these negatives and stuck with the position. Lastly, the fund’s absolute performance was limited by the depreciation of the Japa-nese yen versus the U.S. dollar during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

8 8

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,132.00	$8.06
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class T
Actual	$1,000.00	$1,130.60	$9.40
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,127.40	$12.06
HypotheticalA	$1,000.00	$1,013.86	$11.42

9 Annual Report

Shareholder Expense Example - continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,127.30	$11.80
HypotheticalA	$1,000.00	$1,014.12	$11.17
Institutional Class
Actual	$1,000.00	$1,133.30	$6.02
HypotheticalA	$1,000.00	$1,019.56	$5.70

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.20%
Institutional Class	1.12%

Annual Report

10

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Toyota Motor Corp.	3.3	3.3
Sumitomo Mitsui Financial Group, Inc.	2.7	1.6
Intelligent Wave, Inc.	2.4	2.1
Hamakyorex Co. Ltd.	2.3	1.8
Mizuho Financial Group, Inc.	2.0	1.1
Nippon Electric Glass Co. Ltd.	1.7	2.7
Stanley Electric Co. Ltd.	1.6	1.8
Softbank Corp.	1.5	1.1
Sompo Japan Insurance, Inc.	1.4	0.0
Matsushita Electric Industrial Co. Ltd.	1.4	0.0
	20.3
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	24.3	15.3
Consumer Discretionary	23.1	30.6
Information Technology	17.5	17.9
Industrials	15.1	16.7
Consumer Staples	6.3	3.7

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 98.4%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 23.1%
Auto Components – 3.0%
Aisin Seiki Co. Ltd.	21,200	$638,912
NOK Corp.	26,500	800,935
Stanley Electric Co. Ltd.	106,800	1,649,107
		3,088,954
Automobiles – 3.3%
Toyota Motor Corp.	74,000	3,433,969
Distributors – 0.6%
Doshisha Co. Ltd.	12,050	213,928
Ohashi Technica, Inc.	17,200	358,981
		572,909
Diversified Consumer Services – 0.5%
Take & Give Needs Co. Ltd. (a)	388	544,343
Hotels, Restaurants & Leisure – 0.9%
Aeon Fantasy Co. Ltd.	13,200	328,082
Saint Marc Co. Ltd.	10,700	542,083
		870,165
Household Durables – 4.4%
Casio Computer Co. Ltd.	30,000	454,659
First Juken Co. Ltd.	14,700	143,472
Haseko Corp. (a)	142,500	493,629
Hitachi Koki Co. Ltd.	62,000	845,665
Matsushita Electric Industrial Co. Ltd.	76,000	1,398,400
Sony Corp.	12,200	400,160
Sumitomo Forestry Co. Ltd.	64,000	593,602
Tenma Corp.	11,900	201,990
		4,531,577
Leisure Equipment & Products – 2.6%
Aruze Corp.	36,500	663,802
Mars Engineering Corp.	13,700	422,374
Sankyo Co. Ltd. (Gunma)	8,200	433,892
Sega Sammy Holdings, Inc.	15,800	569,215
Sega Sammy Holdings, Inc. New	15,800	573,320
		2,662,603
Media – 2.4%
Bandai Visual Co. Ltd.	150	504,022
Cyber Agent Ltd.	139	250,383
Cyber Agent Ltd. New	139	250,383
cyber communications, Inc. (a)	120	305,531
Fuji Television Network, Inc.	277	618,907

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Media – continued
livedoor MARKETING Co. Ltd. (a)	8,836	$359,650
Oricon, Inc.	179	232,525
		2,521,401
Multiline Retail – 0.6%
Parco Co. Ltd.	67,000	653,920
Specialty Retail – 3.4%
Hikari Tsushin, Inc.	5,800	373,201
Honeys Co. Ltd.	11,300	590,095
Jeans Mate Corp.	10,600	140,634
Mac House Co. Ltd.	16,700	346,376
Point, Inc.	9,700	602,306
Tsutsumi Jewelry Co. Ltd.	18,100	542,352
USS Co. Ltd.	5,290	364,666
Xebio Co. Ltd.	12,300	530,470
		3,490,100
Textiles, Apparel & Luxury Goods – 1.4%
Asics Corp.	72,000	621,038
Renown D’urban Holdings, Inc. (a)	39,900	414,649
Workman Co. Ltd.	14,100	427,379
		1,463,066

TOTAL CONSUMER DISCRETIONARY		23,833,007

CONSUMER STAPLES – 6.3%
Beverages – 1.6%
Asahi Breweries Ltd.	33,300	417,291
Kirin Beverage Corp.	16,700	352,161
Oenon Holdings, Inc.	176,000	592,910
Takara Holdings, Inc.	52,000	308,475
		1,670,837
Food & Staples Retailing – 3.2%
Aeon Co. Ltd.	15,100	313,844
Create SD Co. Ltd.	6,300	228,057
Daikokutenbussan Co. Ltd.	18,100	815,095
Itochushokuhin Co. Ltd.	13,800	470,871
Kura Corp. Ltd.	75	481,289
Valor Co. Ltd. (d)	32,360	980,850
		3,290,006

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Food Products – 0.7%
Hokuto Corp.	15,200	$246,683
Kibun Food Chemifa Co. Ltd.	14,700	356,452
Warabeya Nichiyo Co. Ltd.	11,700	168,603
		771,738
Household Products – 0.5%
Uni-Charm Corp.	10,300	468,298
Personal Products – 0.3%
Fancl Corp.	6,700	329,571

TOTAL CONSUMER STAPLES		6,530,450

ENERGY – 2.0%
Oil, Gas & Consumable Fuels – 2.0%
AOC Holdings, Inc.	21,400	394,748
Cosmo Oil Co. Ltd.	167,000	812,791
Nippon Mining Holdings, Inc.	113,000	834,745
		2,042,284

FINANCIALS – 24.3%
Capital Markets – 2.5%
E*TRADE Securities Co. Ltd.	128	672,860
Japan Asia Investment Co. Ltd	138,000	776,817
Monex Beans Holdings, Inc. (d)	427	451,143
Nikko Cordial Corp.	57,000	691,081
		2,591,901
Commercial Banks – 10.2%
Hokuhoku Financial Group, Inc.	321,000	1,331,578
Juroku Bank Ltd.	49,000	409,072
Mitsui Trust Holdings, Inc.	115,000	1,388,311
Mizuho Financial Group, Inc.	302	2,019,066
Nishi-Nippon City Bank Ltd.	156,000	910,564
Sumitomo Mitsui Financial Group, Inc.	297	2,752,114
The Keiyo Bank Ltd.	110,000	827,825
Tokyo Tomin Bank Ltd.	23,900	879,656
		10,518,186
Consumer Finance – 4.6%
Credit Saison Co. Ltd.	19,200	872,945
Lopro Corp. (d)	75,100	433,152
Nissin Co. Ltd.	335,000	487,394
Nissin Co. Ltd. New	335,000	481,592

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)

FINANCIALS – continued
Consumer Finance – continued
OMC Card, Inc.	22,000	$370,187
ORIX Corp.	5,200	975,862
SFCG Co. Ltd.	3,870	934,729
UCS Co. Ltd.	6,500	247,681
		4,803,542
Insurance – 2.7%
Sompo Japan Insurance, Inc	96,000	1,446,594
T&D Holdings, Inc.	21,350	1,347,881
		2,794,475
Real Estate – 4.3%
IDU Co. (a)	153	549,877
Japan Logistics Fund, Inc	95	596,469
Keihanshin Real Estate Co. Ltd.	89,000	641,268
KK daVinci Advisors (a)	128	604,133
Sumitomo Realty & Development Co. Ltd.	70,000	1,133,616
Toc Co. Ltd.	14,000	81,232
Urban Corp. (d)	12,700	789,686
		4,396,281

TOTAL FINANCIALS		25,104,385

HEALTH CARE – 5.6%
Biotechnology – 0.4%
Shin Nippon Biomedical Laboratories Ltd.	17,200	255,904
Shin Nippon Biomedical Laboratories Ltd. New	7,900	117,538
		373,442
Health Care Equipment & Supplies – 2.5%
Hogy Medical Co.	15,700	860,656
Miraca Holdings, Inc.	29,500	661,680
Sysmex Corp.	5,300	211,135
Sysmex Corp. New	5,300	211,135
Terumo Corp.	22,100	671,778
		2,616,384
Pharmaceuticals – 2.7%
Astellas Pharma, Inc.	22,100	794,267

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Pharmaceuticals – continued
Eisai Co. Ltd.	16,900	$664,460
Takeda Pharamaceutical Co. Ltd.	23,600	1,299,856
		2,758,583

TOTAL HEALTH CARE		5,748,409

INDUSTRIALS – 15.1%
Building Products – 0.5%
Daikin Industries Ltd.	19,100	499,536
Commercial Services & Supplies – 0.3%
Teraoka Seisakusho Co. Ltd.	37,500	324,107
Construction & Engineering – 1.3%
Chiyoda Corp.	38,000	656,527
Commuture Corp.	81,000	722,518
		1,379,045
Electrical Equipment – 1.0%
Furukawa Electric Co. Ltd. (a)	80,000	380,354
Sumitomo Electric Industries Ltd.	51,400	677,492
		1,057,846
Machinery – 4.4%
Daifuku Co. Ltd.	33,500	441,846
Ishikawajima-Harima Heavy Industries Co. Ltd. (a)	300,000	698,875
Kitz Corp.	173,000	1,032,266
Koyo Seiko Co. Ltd.	41,000	659,714
Kubota Corp.	84,000	611,789
Nabtesco Corp.	78,000	657,255
Nittoku Engineering Co. Ltd.	51,000	430,627
		4,532,372
Marine – 0.8%
Iino Kaiun Kaisha Ltd.	79,000	774,461
Road & Rail – 3.2%
East Japan Railway Co	159	950,107
Hamakyorex Co. Ltd.	64,400	2,331,247
		3,281,354
Trading Companies & Distributors – 2.9%
BSL Corp. (d)	173,000	368,559
BSL Corp. warrants 12/15/05 (a)	17,300	3,895

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks – continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Trading Companies & Distributors – continued
Mitsubishi Corp.	69,900	$ 1,362,028
Mitsui & Co. Ltd.	103,000	1,269,312
		3,003,794
Transportation Infrastructure – 0.7%
Kamigumi Co. Ltd.	55,000	454,875
The Sumitomo Warehouse Co. Ltd.	39,000	303,296
		758,171

TOTAL INDUSTRIALS		15,610,686

INFORMATION TECHNOLOGY – 17.5%
Computers & Peripherals – 1.0%
Fujitsu Ltd.	110,000	727,800
Meiko Electronics Co. Ltd.	7,100	305,591
		1,033,391
Electronic Equipment & Instruments – 5.0%
Forval Corp.	29,500	314,745
Hoya Corp.	4,800	168,769
Hoya Corp. New	14,400	502,567
Nidec Corp.	6,600	388,097
Nidec Corp. New	5,700	335,174
Nippon Chemi-con Corp.	46,000	280,052
Nippon Electric Glass Co. Ltd.	93,000	1,783,951
Omron Corp.	19,800	468,974
SFA Engineering Corp.	16,000	381,609
Yaskawa Electric Corp. (a)	68,000	531,769
		5,155,707
Internet Software & Services – 5.0%
Dip Corp. (a)	176	274,354
Index Corp. New (d)	300	337,746
livedoor Co. Ltd. (a)	182,410	671,373
Sammy NetWorks Co. Ltd.	28	351,603
Softbank Corp.	27,000	1,531,550
Telewave, Inc.	131	765,775
Yahoo! Japan Corp	789	840,443
Yahoo! Japan Corp. New	331	358,314
		5,131,158
IT Services – 1.1%
NTT Data Corp.	107	373,435

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
IT Services – continued
Otsuka Corp.	6,700	$592,996
Software Research Association (SRA)	11,400	192,022
		1,158,453
Office Electronics – 1.3%
Canon, Inc.	17,300	918,111
Konica Minolta Holdings, Inc.	44,500	370,348
		1,288,459
Semiconductors & Semiconductor Equipment – 1.0%
Nihon Inter Electronics Corp.	36,000	240,372
Phoenix PDE Co. Ltd.	43,595	209,623
Sanken Electric Co. Ltd.	47,000	543,382
		993,377
Software – 3.1%
Intelligent Wave, Inc.	752	2,494,266
KOEI Co. Ltd.	11,500	348,572
Trend Micro, Inc.	13,000	406,422
		3,249,260

TOTAL INFORMATION TECHNOLOGY		18,009,805

MATERIALS – 4.5%
Chemicals – 4.0%
Ise Chemical Corp.	136,000	698,425
JSR Corp.	41,600	985,319
Nissan Chemical Industries Co. Ltd.	32,000	373,288
Nitto Denko Corp.	16,700	1,013,820
Soken Chemical & Engineer Co. Ltd.	7,700	228,724
Teijin Ltd	140,000	836,572
		4,136,148
Metals & Mining – 0.5%
Hitachi Metals Ltd.	9,000	92,672
Sumitomo Metal Mining Co. Ltd.	49,000	447,263
		539,935

TOTAL MATERIALS		4,676,083

TOTAL COMMON STOCKS
(Cost $87,992,863)		101,555,109

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Money Market Funds — 4.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)	3,032,901	$3,032,901
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	1,622,691	1,622,691
TOTAL MONEY MARKET FUNDS
(Cost $4,655,592)		4,655,592
TOTAL INVESTMENT PORTFOLIO – 102.9%
(Cost $92,648,455)		106,210,701

NET OTHER ASSETS – (2.9)%		(2,972,366)
NET ASSETS – 100%		$103,238,335

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $20,478,737 of which $10,494,841 and $9,983,896 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $1,531,918) (cost $92,648,455) — See
accompanying schedule		$106,210,701
Receivable for investments sold		1,434,826
Receivable for fund shares sold		831,646
Dividends receivable		213,483
Interest receivable		10,750
Receivable from investment adviser for expense
reductions		5,463
Other affiliated receivables		1,634
Other receivables		5,720
Total assets		108,714,223

Liabilities
Payable for investments purchased	$3,500,375
Payable for fund shares redeemed	171,825
Accrued management fee	57,079
Distribution fees payable	51,868
Other affiliated payables	27,333
Other payables and accrued expenses	44,717
Collateral on securities loaned, at value	1,622,691
Total liabilities		5,475,888

Net Assets		$103,238,335
Net Assets consist of:
Paid in capital		$111,218,918
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(21,528,842)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		13,548,259
Net Assets		$103,238,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Assets and Liabilities — continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($26,168,783 ÷ 1,676,736 shares)	$15.61
Maximum offering price per share (100/94.25 of
$15.61)	$16.56
Class T:
Net Asset Value and redemption price per share
($15,610,346 ÷ 1,013,288 shares)	$15.41
Maximum offering price per share (100/96.50 of
$15.41)	$15.97
Class B:
Net Asset Value and offering price per share
($18,916,158 ÷ 1,264,134 shares)A	$14.96
Class C:
Net Asset Value and offering price per share
($34,144,483 ÷ 2,268,539 shares)A	$15.05
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($8,398,565 ÷ 528,080
shares)	$15.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements - continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$729,602
Interest		50,482
Security lending		57,496
		837,580
Less foreign taxes withheld		(50,780)
Total income		786,800

Expenses
Management fee	$564,484
Transfer agent fees	259,586
Distribution fees	526,980
Accounting and security lending fees	56,634
Independent trustees’ compensation	360
Custodian fees and expenses	88,366
Registration fees	48,640
Audit	40,752
Legal	810
Miscellaneous	2,774
Total expenses before reductions	1,589,386
Expense reductions	(61,308)	1,528,078

Net investment income (loss)		(741,278)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	5,548,774
Foreign currency transactions	(24,038)
Total net realized gain (loss)		5,524,736
Change in net unrealized appreciation (depreciation) on:
Investment securities	11,388,402
Assets and liabilities in foreign currencies	(21,644)
Total change in net unrealized appreciation
(depreciation)		11,366,758
Net gain (loss)		16,891,494
Net increase (decrease) in net assets resulting from
operations		$16,150,216

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(741,278)	$(818,124)
Net realized gain (loss)	5,524,736	4,854,592
Change in net unrealized appreciation (depreciation) .	11,366,758	(3,148,734)
Net increase (decrease) in net assets resulting
from operations	16,150,216	887,734
Share transactions -- net increase (decrease)	13,972,644	22,543,746
Redemption fees	38,032	88,428
Total increase (decrease) in net assets	30,160,892	23,519,908

Net Assets
Beginning of period	73,077,443	49,557,535
End of period (including accumulated net investment
income of $0 and accumulated net investment loss of
$645,663, respectively)	$103,238,335	$73,077,443

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 12.64	$ 11.78	$8.74	$ 10.18	$ 17.78
Income from Investment
Operations
Net investment income (loss)C	(.08)	(.11)	(.07)	(.13)	(.15)
Net realized and unrealized
gain (loss)	3.04	.95	3.11	(1.31)	(6.13)
Total from investment operations	2.96	.84	3.04	(1.44)	(6.28)
Distributions from net investment
income	—	—	—	—	(1.32)
Redemption fees added to paid in
capitalC	01.02		—	—	—
Net asset value, end of period	$ 15.61	$ 12.64	$11.78	$ 8.74	$ 10.18
Total ReturnA,B	23.50%	7.30%	34.78%	(14.15)%	(37.89)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.62%	1.80%	2.20%	2.13%	1.88%
Expenses net of voluntary waiv-
ers, if any	1.56%	1.75%	1.75%	1.94%	1.88%
Expenses net of all reductions	1.55%	1.75%	1.75%	1.94%	1.84%
Net investment income (loss)	(.54)%	(.89)%	(.76)%	(1.27)%	(1.10)%
Supplemental Data
Net assets, end of period (000
omitted)	$26,169	$17,884	$8,695	$ 3,380	$ 4,204
Portfolio turnover rate	89%	83%	99%	128%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights — Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 12.51	$ 11.68	$ 8.69	$ 10.17	$ 17.72
Income from Investment
Operations
Net investment income (loss)C	(.11)	(.14)	(.09)	(.15)	(.20)
Net realized and unrealized
gain (loss)	3.00	.95	3.08	(1.33)	(6.14)
Total from investment operations	2.89	.81	2.99	(1.48)	(6.34)
Distributions from net investment
income	—	—	—	—	(1.21)
Redemption fees added to paid in
capitalC	01.02		—	—	—
Net asset value, end of period	$ 15.41	$ 12.51	$ 11.68	$ 8.69	$ 10.17
Total ReturnA,B	23.18%	7.11%	34.41%	(14.55)%	(38.16)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.97%	2.19%	2.57%	2.45%	2.25%
Expenses net of voluntary waiv-
ers, if any	1.81%	2.00%	2.00%	2.19%	2.25%
Expenses net of all reductions	1.80%	2.00%	2.00%	2.18%	2.21%
Net investment income (loss)	(.79)%	(1.14)%	(1.01)%	(1.52)%	(1.48)%
Supplemental Data
Net assets, end of period (000
omitted)	$15,610	$11,493	$11,823	$ 7,731	$10,363
Portfolio turnover rate	89%	83%	99%	128%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights — Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 12.21	$ 11.46	$ 8.57	$ 10.07	$ 17.55
Income from Investment
Operations
Net investment income (loss)C	(.17)	(.20)	(.14)	(.20)	(.26)
Net realized and unrealized
gain (loss)	2.91	.93	3.03	(1.30)	(6.09)
Total from investment operations	2.74	.73	2.89	(1.50)	(6.35)
Distributions from net investment
income	—	—	—	—	(1.13)
Redemption fees added to paid in
capitalC	01.02		—	—	—
Net asset value, end of period	$ 14.96	$ 12.21	$ 11.46	$ 8.57	$ 10.07
Total ReturnA,B	22.52%	6.54%	33.72%	(14.90)%	(38.44)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.43%	2.62%	3.03%	2.90%	2.74%
Expenses net of voluntary waiv-
ers, if any	2.31%	2.50%	2.50%	2.69%	2.74%
Expenses net of all reductions	2.30%	2.50%	2.50%	2.68%	2.71%
Net investment income (loss)	(1.30)%	(1.64)%	(1.51)%	(2.02)%	(1.97)%
Supplemental Data
Net assets, end of period (000
omitted)	$18,916	$18,218	$14,761	$10,229	$13,523
Portfolio turnover rate	89%	83%	99%	128%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights — Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 12.28	$ 11.52	$ 8.61	$ 10.13	$ 17.58
Income from Investment
Operations
Net investment income (loss)C	(.17)	(.19)	(.14)	(.20)	(.24)
Net realized and unrealized
gain (loss)	2.93	.93	3.05	(1.32)	(6.10)
Total from investment operations	2.76	.74	2.91	(1.52)	(6.34)
Distributions from net investment
income	—	—	—	—	(1.11)
Redemption fees added to paid in
capitalC	01.02		—	—	—
Net asset value, end of period	$ 15.05	$ 12.28	$ 11.52	$ 8.61	$ 10.13
Total ReturnA,B	22.56%	6.60%	33.80%	(15.00)%	(38.27)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.27%	2.44%	2.82%	2.72%	2.59%
Expenses net of voluntary waiv-
ers, if any	2.27%	2.44%	2.50%	2.67%	2.59%
Expenses net of all reductions	2.26%	2.44%	2.49%	2.67%	2.55%
Net investment income (loss)	(1.25)%	(1.58)%	(1.51)%	(2.00)%	(1.81)%
Supplemental Data
Net assets, end of period (000
omitted)	$34,144	$21,564	$10,374	$ 6,497	$ 8,170
Portfolio turnover rate	89%	83%	99%	128%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights — Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 12.83	$ 11.91	$8.82	$ 10.25	$17.88
Income from Investment
Operations
Net investment income (loss)B	(.02)	(.06)	(.05)	(.08)	(.10)
Net realized and unrealized
gain (loss)	3.08	.96	3.14	(1.35)	(6.16)
Total from investment operations	3.06	.90	3.09	(1.43)	(6.26)
Distributions from net investment
income	—	—	—	—	(1.37)
Redemption fees added to paid in
capitalB	01.02		—	—	—
Net asset value, end of period	$ 15.90	$ 12.83	$11.91	$ 8.82	$10.25
Total ReturnA	23.93%	7.72%	35.03%	(13.95)%	(37.64)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	1.19%	1.36%	1.67%	1.52%	1.48%
Expenses net of voluntary waiv-
ers, if any	1.19%	1.36%	1.50%	1.51%	1.48%
Expenses net of all reductions	1.17%	1.36%	1.49%	1.51%	1.44%
Net investment income (loss)	(.17)%	(.50)%	(.51)%	(.84)%	(.70)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 8,399	$ 3,919	$3,905	$ 5,612	$795
Portfolio turnover rate	89%	83%	99%	128%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

29 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

30

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$16,258,916
Unrealized depreciation	(3,760,739)
Net unrealized appreciation (depreciation)	12,498,177
Capital loss carryforward	(20,478,737)

Cost for federal income tax purposes	$93,712,524

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The

31 Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $82,866,479 and $69,717,621, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged 0.27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$45,952	$91
Class T	25%	.25%	65,664	50
Class B	75%	.25%	177,308	133,164
Class C	75%	.25%	238,056	99,944

			$526,980	$233,249

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

Annual Report

32

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$33,354
Class T	9,974
Class B*	61,598
Class C*	7,850
$112,776

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$63,363.34
Class T	57,771.44
Class B	72,037.41
Class C	58,205.24
Institutional Class	8,210.16
	$259,586

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

33 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $74,776 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

Annual Report

34

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense			Reimbursement
	Limitations			from adviser
Class A	1.75%	--	1.50%*	$11,103
Class T	2.00%	--	1.75%*	20,451
Class B	2.50%	--	2.25%*	21,499
Class C	2.50%	--	2.25%*	—
Institutional Class	1.50%	--	1.25%*	—
				$53,053
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $8,255 for the period.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

35 Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Shares Dollars

Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	1,120,934	2,153,586	$ 16,117,987	$ 28,186,518
Shares redeemed	(859,010)	(1,477,090)	(11,688,765)	(18,736,827)
Net increase (decrease)	261,924	676,496	$4,429,222	$9,449,691
Class T
Shares sold	430,689	593,692	$6,034,540	$7,826,011
Shares redeemed	(336,350)	(686,792)	(4,607,590)	(8,546,610)
Net increase (decrease)	94,339	(93,100)	$1,426,950	$(720,599)
Class B
Shares sold	255,973	565,247	$3,480,072	$7,156,870
Shares redeemed	(483,966)	(361,283)	(6,366,382)	(4,393,797)
Net increase (decrease)	(227,993)	203,964	$(2,886,310)	$2,763,073
Class C
Shares sold	1,191,024	1,188,114	$ 16,663,352	$ 15,297,584
Shares redeemed	(679,047)	(332,125)	(9,010,210)	(4,109,703)
Net increase (decrease)	511,977	855,989	$7,653,142	$ 11,187,881
Institutional Class
Shares sold	316,545	172,730	$4,655,271	$2,327,308
Shares redeemed	(93,863)	(195,170)	(1,305,631)	(2,463,608)
Net increase (decrease)	222,682	(22,440)	$3,349,640	$(136,300)

Annual Report

36

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Japan Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

37 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

Annual Report 38

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Japan. He also serves as
Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is
Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services
(2004-2005), Chief Administrative Officer (2002-2004), and Chief
Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with
Fidelity Investments since 1987 and has held various financial and man-
agement positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons
College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

39 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report 40

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

Annual Report 42

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

43 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Japan. Mr. Churchill also serves as Vice Presi-
dent of certain Equity Funds (2005-present) and certain High Income
Funds (2005-present). Previously, he served as Head of Fidelity’s Fixed-
Income Division (2000-2005), Vice President of Fidelity’s Money Market
Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and Senior
Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in
1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.

Annual Report 44

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Japan. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc.
(2001-present) and FMR; Assistant Secretary of Fidelity Management &
Research (U.K.) Inc. (2001-present), Fidelity Management & Research
(Far East) Inc. (2001-present), and Fidelity Investments Money Manage-
ment, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of
Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora-
tion (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Japan. Mr. Fross also serves as Assistant
Secretary of other Fidelity funds (2003-present), Vice President and Sec-
retary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Japan. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms.
Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Japan. Mr. Murphy also serves as
Chief Financial Officer of other Fidelity funds (2005-present). He also served as Senior Vice President of Fidelity Pricing and Cash Manage-
ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Japan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Execu-
tive Vice President of Risk Oversight for Fidelity Investments (2002). Pre-
viously, he served as Executive Vice President and Chief Operating
Officer for Fidelity Investments Institutional Services Company, Inc.
(1998-2002).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Japan. Mr. Hebble also serves as Deputy
Treasurer of other Fidelity funds (2003), and is an employee of FMR.
Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset
Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Japan. Mr. Mehrmann also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Japan. Ms. Monasterio also serves as Dep-
uty Treasurer of other Fidelity funds (2004) and is an employee of FMR
(2004). Before joining Fidelity Investments, Ms. Monasterio served as
Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the
Franklin Templeton Funds and Senior Vice President of Franklin Temple-
ton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Japan. Mr. Robins also serves as Deputy
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accoun-
tant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Japan. Mr. Byrnes also serves as Assistant
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2005-present). Previously, Mr. Byrnes served as Vice President of
FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi-
dent of the Investment Operations Group (2000-2003).

Annual Report 46

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 1998
Assistant Treasurer of Advisor Japan. Mr. Costello also serves as Assis-
tant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Japan. Mr. Lydecker also serves as Assis-
tant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Japan. Mr. Osterheld also serves as Assis-
tant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Japan. Mr. Ryan also serves as Assistant
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2005-present). Previously, Mr. Ryan served as Vice President of
Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Japan. Mr. Schiavone also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Before joining Fidelity Investments, Mr.
Schiavone worked at Deutsche Asset Management, where he most re-
cently served as Assistant Treasurer (2003-2005) of the Scudder Funds
and Vice President and Head of Fund Reporting (1996-2003).

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Japan Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

48

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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50

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one- and five-year periods and the first quartile for the three-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

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52

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s

Annual Report

54

management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

55 Annual Report

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Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

Fidelity® Advisor

Japan

Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	19	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent	36
Registered Public
Accounting Firm
Trustees and Officers	37
Board Approval of	47
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	23.93%	--0.66%	8.56%
A From December 17, 1998.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelityr Advisor Japan Fund —Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed and also shows how the Tokyo Stock Exchange Stock Price (TOPIX) Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Advisor Japan Fund

Foreign stock markets enjoyed broad-based advances during the 12-month period that ended October 31, 2005, encouraged by better-than-expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCIr EAFE®) Index — a performance measure of developed stock markets outside the United States and Canada — gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. Euro-pean stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% .

For the 12 months ending October 31, 2005, the fund’s Institutional Class shares returned 23.93%, beating the TOPIX, but trailing the 25.18% gain posted by the LipperSM Japanese Funds Average. On a sector basis, information technology added the most to performance versus the index — primarily through effective stock selection. Opt, Inc., an emerging leader in online advertising, was the top contributor to relative performance. The stock had a great run, and I sold the position to lock in profits. The top contributor on an absolute basis was Intelligent Wave. The company provides software that helps companies protect their electronically stored information. Demand for such a product grew with the increasing frequency of scandals regarding personal information leakage, and the company had what seemed to be a very strong product. On the downside, the consumer discretionary sector had the biggest negative impact. Among individual securities, not owning index component Mitsubishi Tokyo Financial Group held back performance the most. Konica Minolta Holdings also was a significant detractor. The company struggled in both the digital camera and laser printer markets, but I thought investors overreacted to these negatives and stuck with the position. Lastly, the fund’s absolute performance was limited by the depreciation of the Japanese yen versus the U.S. dollar during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,132.00	$8.06
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class T
Actual	$1,000.00	$1,130.60	$9.40
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,127.40	$12.06
HypotheticalA	$1,000.00	$1,013.86	$11.42

Annual Report 8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,127.30	$11.80
HypotheticalA	$1,000.00	$1,014.12	$11.17
Institutional Class
Actual	$1,000.00	$1,133.30	$6.02
HypotheticalA	$1,000.00	$1,019.56	$5.70

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.20%
Institutional Class	1.12%

9 Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Toyota Motor Corp.	3.3	3.3
Sumitomo Mitsui Financial Group, Inc.	2.7	1.6
Intelligent Wave, Inc.	2.4	2.1
Hamakyorex Co. Ltd.	2.3	1.8
Mizuho Financial Group, Inc.	2.0	1.1
Nippon Electric Glass Co. Ltd.	1.7	2.7
Stanley Electric Co. Ltd.	1.6	1.8
Softbank Corp.	1.5	1.1
Sompo Japan Insurance, Inc.	1.4	0.0
Matsushita Electric Industrial Co. Ltd.	1.4	0.0
	20.3
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	24.3	15.3
Consumer Discretionary	23.1	30.6
Information Technology	17.5	17.9
Industrials	15.1	16.7
Consumer Staples	6.3	3.7

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 98.4%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 23.1%
Auto Components – 3.0%
Aisin Seiki Co. Ltd.	21,200	$638,912
NOK Corp.	26,500	800,935
Stanley Electric Co. Ltd.	106,800	1,649,107
		3,088,954
Automobiles – 3.3%
Toyota Motor Corp.	74,000	3,433,969
Distributors – 0.6%
Doshisha Co. Ltd.	12,050	213,928
Ohashi Technica, Inc.	17,200	358,981
		572,909
Diversified Consumer Services – 0.5%
Take & Give Needs Co. Ltd. (a)	388	544,343
Hotels, Restaurants & Leisure – 0.9%
Aeon Fantasy Co. Ltd.	13,200	328,082
Saint Marc Co. Ltd.	10,700	542,083
		870,165
Household Durables – 4.4%
Casio Computer Co. Ltd.	30,000	454,659
First Juken Co. Ltd.	14,700	143,472
Haseko Corp. (a)	142,500	493,629
Hitachi Koki Co. Ltd.	62,000	845,665
Matsushita Electric Industrial Co. Ltd.	76,000	1,398,400
Sony Corp.	12,200	400,160
Sumitomo Forestry Co. Ltd.	64,000	593,602
Tenma Corp.	11,900	201,990
		4,531,577
Leisure Equipment & Products – 2.6%
Aruze Corp.	36,500	663,802
Mars Engineering Corp.	13,700	422,374
Sankyo Co. Ltd. (Gunma)	8,200	433,892
Sega Sammy Holdings, Inc.	15,800	569,215
Sega Sammy Holdings, Inc. New	15,800	573,320
		2,662,603
Media – 2.4%
Bandai Visual Co. Ltd.	150	504,022
Cyber Agent Ltd.	139	250,383
Cyber Agent Ltd. New	139	250,383
cyber communications, Inc. (a)	120	305,531
Fuji Television Network, Inc.	277	618,907

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Media – continued
livedoor MARKETING Co. Ltd. (a)	8,836	$359,650
Oricon, Inc.	179	232,525
		2,521,401
Multiline Retail – 0.6%
Parco Co. Ltd.	67,000	653,920
Specialty Retail – 3.4%
Hikari Tsushin, Inc.	5,800	373,201
Honeys Co. Ltd.	11,300	590,095
Jeans Mate Corp.	10,600	140,634
Mac House Co. Ltd.	16,700	346,376
Point, Inc.	9,700	602,306
Tsutsumi Jewelry Co. Ltd.	18,100	542,352
USS Co. Ltd.	5,290	364,666
Xebio Co. Ltd.	12,300	530,470
		3,490,100
Textiles, Apparel & Luxury Goods – 1.4%
Asics Corp.	72,000	621,038
Renown D’urban Holdings, Inc. (a)	39,900	414,649
Workman Co. Ltd.	14,100	427,379
		1,463,066

TOTAL CONSUMER DISCRETIONARY		23,833,007

CONSUMER STAPLES – 6.3%
Beverages – 1.6%
Asahi Breweries Ltd.	33,300	417,291
Kirin Beverage Corp.	16,700	352,161
Oenon Holdings, Inc.	176,000	592,910
Takara Holdings, Inc.	52,000	308,475
		1,670,837
Food & Staples Retailing – 3.2%
Aeon Co. Ltd.	15,100	313,844
Create SD Co. Ltd.	6,300	228,057
Daikokutenbussan Co. Ltd.	18,100	815,095
Itochushokuhin Co. Ltd.	13,800	470,871
Kura Corp. Ltd.	75	481,289
Valor Co. Ltd. (d)	32,360	980,850
		3,290,006

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Food Products – 0.7%
Hokuto Corp.	15,200	$246,683
Kibun Food Chemifa Co. Ltd.	14,700	356,452
Warabeya Nichiyo Co. Ltd.	11,700	168,603
		771,738
Household Products – 0.5%
Uni-Charm Corp.	10,300	468,298
Personal Products – 0.3%
Fancl Corp.	6,700	329,571

TOTAL CONSUMER STAPLES		6,530,450

ENERGY – 2.0%
Oil, Gas & Consumable Fuels – 2.0%
AOC Holdings, Inc.	21,400	394,748
Cosmo Oil Co. Ltd.	167,000	812,791
Nippon Mining Holdings, Inc.	113,000	834,745
		2,042,284

FINANCIALS – 24.3%
Capital Markets – 2.5%
E*TRADE Securities Co. Ltd.	128	672,860
Japan Asia Investment Co. Ltd	138,000	776,817
Monex Beans Holdings, Inc. (d)	427	451,143
Nikko Cordial Corp.	57,000	691,081
		2,591,901
Commercial Banks – 10.2%
Hokuhoku Financial Group, Inc.	321,000	1,331,578
Juroku Bank Ltd.	49,000	409,072
Mitsui Trust Holdings, Inc.	115,000	1,388,311
Mizuho Financial Group, Inc.	302	2,019,066
Nishi-Nippon City Bank Ltd.	156,000	910,564
Sumitomo Mitsui Financial Group, Inc.	297	2,752,114
The Keiyo Bank Ltd.	110,000	827,825
Tokyo Tomin Bank Ltd.	23,900	879,656
		10,518,186
Consumer Finance – 4.6%
Credit Saison Co. Ltd.	19,200	872,945
Lopro Corp. (d)	75,100	433,152
Nissin Co. Ltd.	335,000	487,394
Nissin Co. Ltd. New	335,000	481,592

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

FINANCIALS – continued
Consumer Finance – continued
OMC Card, Inc.	22,000	$370,187
ORIX Corp.	5,200	975,862
SFCG Co. Ltd.	3,870	934,729
UCS Co. Ltd.	6,500	247,681
		4,803,542
Insurance – 2.7%
Sompo Japan Insurance, Inc	96,000	1,446,594
T&D Holdings, Inc.	21,350	1,347,881
		2,794,475
Real Estate – 4.3%
IDU Co. (a)	153	549,877
Japan Logistics Fund, Inc	95	596,469
Keihanshin Real Estate Co. Ltd.	89,000	641,268
KK daVinci Advisors (a)	128	604,133
Sumitomo Realty & Development Co. Ltd.	70,000	1,133,616
Toc Co. Ltd.	14,000	81,232
Urban Corp. (d)	12,700	789,686
		4,396,281

TOTAL FINANCIALS		25,104,385

HEALTH CARE – 5.6%
Biotechnology – 0.4%
Shin Nippon Biomedical Laboratories Ltd.	17,200	255,904
Shin Nippon Biomedical Laboratories Ltd. New	7,900	117,538
		373,442
Health Care Equipment & Supplies – 2.5%
Hogy Medical Co.	15,700	860,656
Miraca Holdings, Inc.	29,500	661,680
Sysmex Corp.	5,300	211,135
Sysmex Corp. New	5,300	211,135
Terumo Corp.	22,100	671,778
		2,616,384
Pharmaceuticals – 2.7%
Astellas Pharma, Inc.	22,100	794,267

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Pharmaceuticals – continued
Eisai Co. Ltd.	16,900	$664,460
Takeda Pharamaceutical Co. Ltd.	23,600	1,299,856
		2,758,583

TOTAL HEALTH CARE		5,748,409

INDUSTRIALS – 15.1%
Building Products – 0.5%
Daikin Industries Ltd.	19,100	499,536
Commercial Services & Supplies – 0.3%
Teraoka Seisakusho Co. Ltd.	37,500	324,107
Construction & Engineering – 1.3%
Chiyoda Corp.	38,000	656,527
Commuture Corp.	81,000	722,518
		1,379,045
Electrical Equipment – 1.0%
Furukawa Electric Co. Ltd. (a)	80,000	380,354
Sumitomo Electric Industries Ltd.	51,400	677,492
		1,057,846
Machinery – 4.4%
Daifuku Co. Ltd.	33,500	441,846
Ishikawajima-Harima Heavy Industries Co. Ltd. (a)	300,000	698,875
Kitz Corp.	173,000	1,032,266
Koyo Seiko Co. Ltd.	41,000	659,714
Kubota Corp.	84,000	611,789
Nabtesco Corp.	78,000	657,255
Nittoku Engineering Co. Ltd.	51,000	430,627
		4,532,372
Marine – 0.8%
Iino Kaiun Kaisha Ltd.	79,000	774,461
Road & Rail – 3.2%
East Japan Railway Co	159	950,107
Hamakyorex Co. Ltd.	64,400	2,331,247
		3,281,354
Trading Companies & Distributors – 2.9%
BSL Corp. (d)	173,000	368,559
BSL Corp. warrants 12/15/05 (a)	17,300	3,895

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Trading Companies & Distributors – continued
Mitsubishi Corp.	69,900	$ 1,362,028
Mitsui & Co. Ltd.	103,000	1,269,312
		3,003,794
Transportation Infrastructure – 0.7%
Kamigumi Co. Ltd.	55,000	454,875
The Sumitomo Warehouse Co. Ltd.	39,000	303,296
		758,171

TOTAL INDUSTRIALS		15,610,686

INFORMATION TECHNOLOGY – 17.5%
Computers & Peripherals – 1.0%
Fujitsu Ltd.	110,000	727,800
Meiko Electronics Co. Ltd.	7,100	305,591
		1,033,391
Electronic Equipment & Instruments – 5.0%
Forval Corp.	29,500	314,745
Hoya Corp.	4,800	168,769
Hoya Corp. New	14,400	502,567
Nidec Corp.	6,600	388,097
Nidec Corp. New	5,700	335,174
Nippon Chemi-con Corp.	46,000	280,052
Nippon Electric Glass Co. Ltd.	93,000	1,783,951
Omron Corp.	19,800	468,974
SFA Engineering Corp.	16,000	381,609
Yaskawa Electric Corp. (a)	68,000	531,769
		5,155,707
Internet Software & Services – 5.0%
Dip Corp. (a)	176	274,354
Index Corp. New (d)	300	337,746
livedoor Co. Ltd. (a)	182,410	671,373
Sammy NetWorks Co. Ltd.	28	351,603
Softbank Corp.	27,000	1,531,550
Telewave, Inc.	131	765,775
Yahoo! Japan Corp	789	840,443
Yahoo! Japan Corp. New	331	358,314
		5,131,158
IT Services – 1.1%
NTT Data Corp.	107	373,435

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks – continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
IT Services – continued
Otsuka Corp.	6,700	$592,996
Software Research Association (SRA)	11,400	192,022
		1,158,453
Office Electronics – 1.3%
Canon, Inc.	17,300	918,111
Konica Minolta Holdings, Inc.	44,500	370,348
		1,288,459
Semiconductors & Semiconductor Equipment – 1.0%
Nihon Inter Electronics Corp.	36,000	240,372
Phoenix PDE Co. Ltd.	43,595	209,623
Sanken Electric Co. Ltd.	47,000	543,382
		993,377
Software – 3.1%
Intelligent Wave, Inc.	752	2,494,266
KOEI Co. Ltd.	11,500	348,572
Trend Micro, Inc.	13,000	406,422
		3,249,260

TOTAL INFORMATION TECHNOLOGY		18,009,805

MATERIALS – 4.5%
Chemicals – 4.0%
Ise Chemical Corp.	136,000	698,425
JSR Corp.	41,600	985,319
Nissan Chemical Industries Co. Ltd.	32,000	373,288
Nitto Denko Corp.	16,700	1,013,820
Soken Chemical & Engineer Co. Ltd.	7,700	228,724
Teijin Ltd	140,000	836,572
		4,136,148
Metals & Mining – 0.5%
Hitachi Metals Ltd.	9,000	92,672
Sumitomo Metal Mining Co. Ltd.	49,000	447,263
		539,935

TOTAL MATERIALS		4,676,083

TOTAL COMMON STOCKS
(Cost $87,992,863)		101,555,109

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Money Market Funds — 4.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)	3,032,901	$3,032,901
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	1,622,691	1,622,691
TOTAL MONEY MARKET FUNDS
(Cost $4,655,592)		4,655,592
TOTAL INVESTMENT PORTFOLIO – 102.9%
(Cost $92,648,455)		106,210,701

NET OTHER ASSETS – (2.9)%		(2,972,366)
NET ASSETS – 100%		$103,238,335

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $20,478,737 of which $10,494,841 and $9,983,896 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $1,531,918) (cost $92,648,455) — See
accompanying schedule		$106,210,701
Receivable for investments sold		1,434,826
Receivable for fund shares sold		831,646
Dividends receivable		213,483
Interest receivable		10,750
Receivable from investment adviser for expense
reductions		5,463
Other affiliated receivables		1,634
Other receivables		5,720
Total assets		108,714,223

Liabilities
Payable for investments purchased	$3,500,375
Payable for fund shares redeemed	171,825
Accrued management fee	57,079
Distribution fees payable	51,868
Other affiliated payables	27,333
Other payables and accrued expenses	44,717
Collateral on securities loaned, at value	1,622,691
Total liabilities		5,475,888

Net Assets		$103,238,335
Net Assets consist of:
Paid in capital		$111,218,918
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(21,528,842)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		13,548,259
Net Assets		$103,238,335

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities — continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($26,168,783 ÷ 1,676,736 shares)	$15.61
Maximum offering price per share (100/94.25 of
$15.61)	$16.56
Class T:
Net Asset Value and redemption price per share
($15,610,346 ÷ 1,013,288 shares)	$15.41
Maximum offering price per share (100/96.50 of
$15.41)	$15.97
Class B:
Net Asset Value and offering price per share
($18,916,158 ÷ 1,264,134 shares)A	$14.96
Class C:
Net Asset Value and offering price per share
($34,144,483 ÷ 2,268,539 shares)A	$15.05
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($8,398,565 ÷ 528,080
shares)	$15.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$729,602
Interest		50,482
Security lending		57,496
		837,580
Less foreign taxes withheld		(50,780)
Total income		786,800

Expenses
Management fee	$564,484
Transfer agent fees	259,586
Distribution fees	526,980
Accounting and security lending fees	56,634
Independent trustees’ compensation	360
Custodian fees and expenses	88,366
Registration fees	48,640
Audit	40,752
Legal	810
Miscellaneous	2,774
Total expenses before reductions	1,589,386
Expense reductions	(61,308)	1,528,078

Net investment income (loss)		(741,278)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	5,548,774
Foreign currency transactions	(24,038)
Total net realized gain (loss)		5,524,736
Change in net unrealized appreciation (depreciation) on:
Investment securities	11,388,402
Assets and liabilities in foreign currencies	(21,644)
Total change in net unrealized appreciation
(depreciation)		11,366,758
Net gain (loss)		16,891,494
Net increase (decrease) in net assets resulting from
operations		$16,150,216

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(741,278)	$(818,124)
Net realized gain (loss)	5,524,736	4,854,592
Change in net unrealized appreciation (depreciation) .	11,366,758	(3,148,734)
Net increase (decrease) in net assets resulting
from operations	16,150,216	887,734
Share transactions -- net increase (decrease)	13,972,644	22,543,746
Redemption fees	38,032	88,428
Total increase (decrease) in net assets	30,160,892	23,519,908

Net Assets
Beginning of period	73,077,443	49,557,535
End of period (including accumulated net investment
income of $0 and accumulated net investment loss of
$645,663, respectively)	$103,238,335	$73,077,443

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights — Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 12.64	$ 11.78	$8.74	$ 10.18	$ 17.78
Income from Investment
Operations
Net investment income (loss)C	(.08)	(.11)	(.07)	(.13)	(.15)
Net realized and unrealized
gain (loss)	3.04	.95	3.11	(1.31)	(6.13)
Total from investment operations	2.96	.84	3.04	(1.44)	(6.28)
Distributions from net investment
income	—	—	—	—	(1.32)
Redemption fees added to paid in
capitalC	01.02		—	—	—
Net asset value, end of period	$ 15.61	$ 12.64	$11.78	$ 8.74	$ 10.18
Total ReturnA,B	23.50%	7.30%	34.78%	(14.15)%	(37.89)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.62%	1.80%	2.20%	2.13%	1.88%
Expenses net of voluntary waiv-
ers, if any	1.56%	1.75%	1.75%	1.94%	1.88%
Expenses net of all reductions	1.55%	1.75%	1.75%	1.94%	1.84%
Net investment income (loss)	(.54)%	(.89)%	(.76)%	(1.27)%	(1.10)%
Supplemental Data
Net assets, end of period (000
omitted)	$26,169	$17,884	$8,695	$ 3,380	$ 4,204
Portfolio turnover rate	89%	83%	99%	128%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 12.51	$ 11.68	$ 8.69	$ 10.17	$ 17.72
Income from Investment
Operations
Net investment income (loss)C	(.11)	(.14)	(.09)	(.15)	(.20)
Net realized and unrealized
gain (loss)	3.00	.95	3.08	(1.33)	(6.14)
Total from investment operations	2.89	.81	2.99	(1.48)	(6.34)
Distributions from net investment
income	—	—	—	—	(1.21)
Redemption fees added to paid in
capitalC	01.02		—	—	—
Net asset value, end of period	$ 15.41	$ 12.51	$ 11.68	$ 8.69	$ 10.17
Total ReturnA,B	23.18%	7.11%	34.41%	(14.55)%	(38.16)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.97%	2.19%	2.57%	2.45%	2.25%
Expenses net of voluntary waiv-
ers, if any	1.81%	2.00%	2.00%	2.19%	2.25%
Expenses net of all reductions	1.80%	2.00%	2.00%	2.18%	2.21%
Net investment income (loss)	(.79)%	(1.14)%	(1.01)%	(1.52)%	(1.48)%
Supplemental Data
Net assets, end of period (000
omitted)	$15,610	$11,493	$11,823	$ 7,731	$10,363
Portfolio turnover rate	89%	83%	99%	128%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights — Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 12.21	$ 11.46	$ 8.57	$ 10.07	$ 17.55
Income from Investment
Operations
Net investment income (loss)C	(.17)	(.20)	(.14)	(.20)	(.26)
Net realized and unrealized
gain (loss)	2.91	.93	3.03	(1.30)	(6.09)
Total from investment operations	2.74	.73	2.89	(1.50)	(6.35)
Distributions from net investment
income	—	—	—	—	(1.13)
Redemption fees added to paid in
capitalC	01.02		—	—	—
Net asset value, end of period	$ 14.96	$ 12.21	$ 11.46	$ 8.57	$ 10.07
Total ReturnA,B	22.52%	6.54%	33.72%	(14.90)%	(38.44)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.43%	2.62%	3.03%	2.90%	2.74%
Expenses net of voluntary waiv-
ers, if any	2.31%	2.50%	2.50%	2.69%	2.74%
Expenses net of all reductions	2.30%	2.50%	2.50%	2.68%	2.71%
Net investment income (loss)	(1.30)%	(1.64)%	(1.51)%	(2.02)%	(1.97)%
Supplemental Data
Net assets, end of period (000
omitted)	$18,916	$18,218	$14,761	$10,229	$13,523
Portfolio turnover rate	89%	83%	99%	128%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights — Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 12.28	$ 11.52	$ 8.61	$ 10.13	$ 17.58
Income from Investment
Operations
Net investment income (loss)C	(.17)	(.19)	(.14)	(.20)	(.24)
Net realized and unrealized
gain (loss)	2.93	.93	3.05	(1.32)	(6.10)
Total from investment operations	2.76	.74	2.91	(1.52)	(6.34)
Distributions from net investment
income	—	—	—	—	(1.11)
Redemption fees added to paid in
capitalC	01.02		—	—	—
Net asset value, end of period	$ 15.05	$ 12.28	$ 11.52	$ 8.61	$ 10.13
Total ReturnA,B	22.56%	6.60%	33.80%	(15.00)%	(38.27)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.27%	2.44%	2.82%	2.72%	2.59%
Expenses net of voluntary waiv-
ers, if any	2.27%	2.44%	2.50%	2.67%	2.59%
Expenses net of all reductions	2.26%	2.44%	2.49%	2.67%	2.55%
Net investment income (loss)	(1.25)%	(1.58)%	(1.51)%	(2.00)%	(1.81)%
Supplemental Data
Net assets, end of period (000
omitted)	$34,144	$21,564	$10,374	$ 6,497	$ 8,170
Portfolio turnover rate	89%	83%	99%	128%	123%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights — Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 12.83	$ 11.91	$8.82	$ 10.25	$17.88
Income from Investment
Operations
Net investment income (loss)B	(.02)	(.06)	(.05)	(.08)	(.10)
Net realized and unrealized
gain (loss)	3.08	.96	3.14	(1.35)	(6.16)
Total from investment operations	3.06	.90	3.09	(1.43)	(6.26)
Distributions from net investment
income	—	—	—	—	(1.37)
Redemption fees added to paid in
capitalB	01.02		—	—	—
Net asset value, end of period	$ 15.90	$ 12.83	$11.91	$ 8.82	$10.25
Total ReturnA	23.93%	7.72%	35.03%	(13.95)%	(37.64)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	1.19%	1.36%	1.67%	1.52%	1.48%
Expenses net of voluntary waiv-
ers, if any	1.19%	1.36%	1.50%	1.51%	1.48%
Expenses net of all reductions	1.17%	1.36%	1.49%	1.51%	1.44%
Net investment income (loss)	(.17)%	(.50)%	(.51)%	(.84)%	(.70)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 8,399	$ 3,919	$3,905	$ 5,612	$795
Portfolio turnover rate	89%	83%	99%	128%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

Annual Report

28

1. Significant Accounting Policies - continued

Security Valuation - continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

29 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$16,258,916
Unrealized depreciation	(3,760,739)
Net unrealized appreciation (depreciation)	12,498,177
Capital loss carryforward	(20,478,737)

Cost for federal income tax purposes	$93,712,524

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The

Annual Report

30

2. Operating Policies - continued

Repurchase Agreements - continued

fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $82,866,479 and $69,717,621, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged 0.27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$45,952	$91
Class T	25%	.25%	65,664	50
Class B	75%	.25%	177,308	133,164
Class C	75%	.25%	238,056	99,944

			$526,980	$233,249

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges

31 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$33,354
Class T	9,974
Class B*	61,598
Class C*	7,850
$112,776

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$63,363.34
Class T	57,771.44
Class B	72,037.41
Class C	58,205.24
Institutional Class	8,210.16
	$259,586

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

32

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $74,776 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

33 Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense			Reimbursement
	Limitations			from adviser
Class A	1.75%	--	1.50%*	$11,103
Class T	2.00%	--	1.75%*	20,451
Class B	2.50%	--	2.25%*	21,499
Class C	2.50%	--	2.25%*	—
Institutional Class	1.50%	--	1.25%*	—
				$53,053
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $8,255 for the period.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

34

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares			Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	1,120,934	2,153,586	$ 16,117,987	$ 28,186,518
Shares redeemed	(859,010)	(1,477,090)	(11,688,765)	(18,736,827)
Net increase (decrease)	261,924	676,496	$4,429,222	$9,449,691
Class T
Shares sold	430,689	593,692	$6,034,540	$7,826,011
Shares redeemed	(336,350)	(686,792)	(4,607,590)	(8,546,610)
Net increase (decrease)	94,339	(93,100)	$1,426,950	$(720,599)
Class B
Shares sold	255,973	565,247	$3,480,072	$7,156,870
Shares redeemed	(483,966)	(361,283)	(6,366,382)	(4,393,797)
Net increase (decrease)	(227,993)	203,964	$(2,886,310)	$2,763,073
Class C
Shares sold	1,191,024	1,188,114	$ 16,663,352	$ 15,297,584
Shares redeemed	(679,047)	(332,125)	(9,010,210)	(4,109,703)
Net increase (decrease)	511,977	855,989	$7,653,142	$ 11,187,881
Institutional Class
Shares sold	316,545	172,730	$4,655,271	$2,327,308
Shares redeemed	(93,863)	(195,170)	(1,305,631)	(2,463,608)
Net increase (decrease)	222,682	(22,440)	$3,349,640	$(136,300)

35 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Japan Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

Annual Report

36

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Japan. He also serves as
Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is
Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services
(2004-2005), Chief Administrative Officer (2002-2004), and Chief
Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with
Fidelity Investments since 1987 and has held various financial and man-
agement positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons
College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report 38

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

Annual Report 40

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

Annual Report 42

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Japan. Mr. Churchill also serves as Vice Presi-
dent of certain Equity Funds (2005-present) and certain High Income
Funds (2005-present). Previously, he served as Head of Fidelity’s Fixed-
Income Division (2000-2005), Vice President of Fidelity’s Money Market
Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and Senior
Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in
1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Japan. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc.
(2001-present) and FMR; Assistant Secretary of Fidelity Management &
Research (U.K.) Inc. (2001-present), Fidelity Management & Research
(Far East) Inc. (2001-present), and Fidelity Investments Money Manage-
ment, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of
Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora-
tion (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Japan. Mr. Fross also serves as Assistant
Secretary of other Fidelity funds (2003-present), Vice President and Sec-
retary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Japan. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms.
Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Japan. Mr. Murphy also serves as
Chief Financial Officer of other Fidelity funds (2005-present). He also served as Senior Vice President of Fidelity Pricing and Cash Manage-
ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Japan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Execu-
tive Vice President of Risk Oversight for Fidelity Investments (2002). Pre-
viously, he served as Executive Vice President and Chief Operating
Officer for Fidelity Investments Institutional Services Company, Inc.
(1998-2002).

Annual Report 44

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Japan. Mr. Hebble also serves as Deputy
Treasurer of other Fidelity funds (2003), and is an employee of FMR.
Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset
Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Japan. Mr. Mehrmann also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Japan. Ms. Monasterio also serves as Dep-
uty Treasurer of other Fidelity funds (2004) and is an employee of FMR
(2004). Before joining Fidelity Investments, Ms. Monasterio served as
Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the
Franklin Templeton Funds and Senior Vice President of Franklin Temple-
ton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Japan. Mr. Robins also serves as Deputy
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accoun-
tant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Japan. Mr. Byrnes also serves as Assistant
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2005-present). Previously, Mr. Byrnes served as Vice President of
FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi-
dent of the Investment Operations Group (2000-2003).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 1998
Assistant Treasurer of Advisor Japan. Mr. Costello also serves as Assis-
tant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Japan. Mr. Lydecker also serves as Assis-
tant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Japan. Mr. Osterheld also serves as Assis-
tant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Japan. Mr. Ryan also serves as Assistant
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2005-present). Previously, Mr. Ryan served as Vice President of
Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Japan. Mr. Schiavone also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Before joining Fidelity Investments, Mr.
Schiavone worked at Deutsche Asset Management, where he most re-
cently served as Assistant Treasurer (2003-2005) of the Scudder Funds
and Vice President and Head of Fund Reporting (1996-2003).

Annual Report 46

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Japan Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

Annual Report

48

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one- and five-year periods and the first quartile for the three-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar

Annual Report

50

Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Annual Report

52

The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

54

55 Annual Report

Annual Report

56

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

Fidelity® Advisor

Korea

Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	8	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	9	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	17	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent	33
Registered Public
Accounting Firm
Trustees and Officers	34
Distributions	44
Board Approval of	45
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 5.75% sales
charge)A	37.46%	17.32%	3.13%
Class T (incl. 3.50% sales
charge)B	40.49%	17.56%	3.22%
Class B (incl. contingent
deferred sales charge)C	39.75%	17.58%	3.31%
Class C (incl. contingent
deferred sales charge)D	43.93%	17.82%	3.32%

A Class A’s 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class’s average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A’s 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on July 3, 2000. Returns between October 31, 1995 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares’ total expenses had been reflected in the Closed-End Fund’s performance, Class A’s returns prior to July 3, 2000 may have been lower.

B Class T’s 12b-1 fee may have ranged over time between 0.50% and 0.60%, as an equivalent amount of brokerage commissions of up to 0.10% of the class’s average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class T’s 12b-1 plan currently authorizes a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 3, 2000. Returns between October 31, 1995 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares’ total expenses had been reflected in the Closed-End Fund’s performance, Class T’s returns prior to July 3, 2000 may have been lower.

Annual Report

6

C Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. The initial offering of Class B shares took place on July 3, 2000. Returns between October 31, 1995 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares’ total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund’s performance, Class B’s returns, prior to July 3, 2000 may have been lower. Class B shares’ contingent deferred sales charges included in the past one year, past five year, and past ten year total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. The initial offering of Class C shares took place on July 3, 2000. Returns between October 31, 1995 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares’ total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund’s performance, Class C’s returns, prior to July 3, 2000 may have been lower. Class C shares’ contingent deferred sales charge included in the past one year, past five year, and past ten year total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Korea Fund —Class T on October 31, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Korea Composite Stock Price Index performed over the same period.

7 Annual Report

7

Management’s Discussion of Fund Performance

Comments from Wilson Wong, who became Portfolio Manager of Fidelity® Advisor Korea Fund on July 1, 2005

Against the backdrop of a firming South Korean economy, the Korean Composite Stock Price Index (KOSPI) finished the period with a gain of 49.33% . Of note during the year was the return of the domestic investor to the stock market through growth in the popularity of self-funded retirement and annuity plans. The Korean stock market also proved attractive because of low domestic interest rates, which resulted in acceptance of greater risk in search of higher returns. Meanwhile, structural and political risks were partially mitigated following Korea’s improved national credit rating and the progression of negotiations on North Korean nuclear issues. On the macroeconomic side, initial third-quarter gross domestic product (GDP) estimates announced by the Bank of Korea revealed the highest growth in four quarters. Returns for U.S. investors in this market were further enhanced by the appreciation of the won — Korea’s currency — versus the U.S. dollar.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 45.85%, 45.59%, 44.75% and 44.93%, respectively, trailing the KOSPI but handily beating the 25.23% gain of the LipperSM Pacific Region ex Japan Funds Average. On an industry basis, bank stocks helped performance the most, as they benefited from improving asset quality and expectations for accelerating loan growth. For example, one strong performer was the stock of Shinhan Financial Group, the second-largest financial institution in Korea. The company broadened its distribution platform to include a more diverse customer base through its 2003 acquisition of Chohung Bank. Also aiding fund performance was its position in Hyundai Department Store, Korea’s second-largest department store operator. Conversely, the biggest detractor was NCsoft, the largest developer of multi-player, online role-playing games in Korea. The stock underperformed the index, particularly in the first half of the period, after reporting lackluster 2004 earnings. Another disappointment was Jahwa Electronics, which manufactures vibration motors for mobile handsets. The company’s profit margins suffered due the sharp appreciation of Korea’s currency — the won —versus the U.S. dollar early in the period.

Note to shareholders: Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2005, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

8 8

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table on the next page for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 Annual Report

Shareholder Expense Example - continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,196.70	$8.86
HypotheticalA	$1,000.00	$1,017.14	$8.13
Class T
Actual	$1,000.00	$1,196.00	$10.24
HypotheticalA	$1,000.00	$1,015.88	$9.40
Class B
Actual	$1,000.00	$1,192.10	$12.98
HypotheticalA	$1,000.00	$1,013.36	$11.93
Class C
Actual	$1,000.00	$1,192.70	$12.99
HypotheticalA	$1,000.00	$1,013.36	$11.93
Institutional Class
Actual	$1,000.00	$1,199.00	$7.48
HypotheticalA	$1,000.00	$1,018.40	$6.87

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.60%
Class T	1.85%
Class B	2.35%
Class C	2.35%
Institutional Class	1.35%

Annual Report

10

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Samsung Electronics Co. Ltd.	11.9	12.3
Hyundai Motor Co.	5.5	3.6
NHN Corp.	4.7	0.0
Kookmin Bank	4.4	3.5
LG Household & Health Care Ltd.	3.0	0.0
Hyundai Mobis	3.0	3.2
Orion Corp.	2.5	0.0
Shinhan Financial Group Co. Ltd.	2.4	4.3
Kia Motors Corp.	2.4	1.8
Doosan Heavy Industries & Construction Co. Ltd.	2.4	0.0
	42.2
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	22.5	25.0
Financials	22.2	16.8
Consumer Discretionary	17.5	19.9
Industrials	16.2	10.7
Consumer Staples	8.9	8.1
Telecommunication Services	4.2	7.3
Energy	3.4	4.1
Materials	3.1	4.5
Health Care	1.7	0.0
Utilities	0.2	2.0

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 99.9%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 17.5%
Auto Components – 3.3%
Hankook Tire Co. Ltd.	8,390	$100,053
Hyundai Mobis	10,490	833,975
		934,028
Automobiles – 8.0%
Hyundai Motor Co.	21,100	1,548,141
Kia Motors Corp.	38,070	683,728
		2,231,869
Diversified Consumer Services – 1.5%
YBM Sisa.com, Inc.	21,717	407,714
Hotels, Restaurants & Leisure – 2.0%
Hana Tour Service, Inc.	10,434	327,811
Modetour Network, Inc.	12,092	242,072
		569,883
Household Durables – 0.6%
LG Electronics, Inc.	2,610	169,250
Internet & Catalog Retail – 0.4%
CJ Home Shopping	1,111	98,436
Multiline Retail – 1.7%
Hyundai Department Store Co. Ltd.	7,370	489,215

TOTAL CONSUMER DISCRETIONARY		4,900,395

CONSUMER STAPLES – 8.9%
Food & Staples Retailing – 2.1%
Shinsegae Co. Ltd.	1,640	587,509
Food Products – 3.4%
Binggrea Co. Ltd.	5,950	246,777
Orion Corp.	3,670	711,853
		958,630
Household Products – 3.0%
LG Household & Health Care Ltd.	15,310	835,890
Personal Products – 0.4%
AmorePacific Corp.	410	122,136

TOTAL CONSUMER STAPLES		2,504,165

ENERGY – 3.4%
Oil, Gas & Consumable Fuels – 3.4%
GS Holdings Corp.	7,770	177,876

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
S-Oil Corp.	6,560	$490,743
SK Corp.	5,440	278,774
		947,393

FINANCIALS – 22.2%
Capital Markets – 4.8%
Daewoo Securities Co. Ltd. (a)	41,830	450,754
Hyundai Securities Co. Ltd. (a)	12,490	114,970
kiwoom.com Securities Co. Ltd.	15,206	289,846
Korea Investment Holdings Co. Ltd.	15,470	397,122
LG Investment & Securities Co. Ltd.	6,970	91,798
		1,344,490
Commercial Banks – 10.3%
Industrial Bank of Korea	33,340	395,992
Kookmin Bank	22,310	1,224,485
Shinhan Financial Group Co. Ltd.	20,692	689,733
Woori Finance Holdings Co. Ltd.	37,860	582,043
		2,892,253
Consumer Finance – 1.4%
LG Card Co. Ltd. (a)	10,710	386,750
Insurance – 5.7%
Dongbu Insurance Co. Ltd.	24,340	304,250
Korean Reinsurance Co.	60,590	528,131
LG Insurance Co. Ltd.	11,190	138,267
Samsung Fire & Marine Insurance Co. Ltd.	6,630	628,707
		1,599,355

TOTAL FINANCIALS		6,222,848

HEALTH CARE – 1.7%
Pharmaceuticals – 1.7%
Hanmi Pharm Co. Ltd.	4,860	493,448

INDUSTRIALS – 16.2%
Building Products – 0.3%
KCC Corp.	501	96,457
Construction & Engineering – 9.5%
Daelim Industrial Co.	4,470	260,322
Daewoo Engineering & Construction Co. Ltd.	18,910	187,470
Doosan Heavy Industries & Construction Co. Ltd.	31,440	680,597

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Construction & Engineering – continued
Halla Engineering & Construction Corp.	3,610	$96,820
Hyundai Engineering & Construction Co. Ltd. (a)	20,180	627,242
Hyundai Industrial Development & Construction Co.	4,160	151,418
Keangnam Enterprises (a)	7,830	75,000
LG Engineering & Construction Co. Ltd.	11,390	488,221
Sambu Construction Co. Ltd.	3,330	91,862
		2,658,952
Electrical Equipment – 0.5%
LS Industrial Systems Ltd.	5,370	145,052
Industrial Conglomerates – 0.2%
LG Corp.	2,470	60,567
Machinery – 5.7%
Daewoo Heavy Industries & Machinery Ltd.	27,260	338,139
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	11,900	237,088
Hyundai Heavy Industries Co. Ltd.	7,010	455,918
Hyundai Mipo Dockyard Co. Ltd.	8,980	554,799
		1,585,944

TOTAL INDUSTRIALS		4,546,972

INFORMATION TECHNOLOGY – 22.5%
Electronic Equipment & Instruments – 3.2%
KH Vatec Co. Ltd.	5,657	124,627
LG.Philips LCD Co. Ltd. (a)	15,110	558,665
Samsung SDI Co. Ltd.	2,160	212,069
		895,361
Internet Software & Services – 4.7%
NHN Corp. (a)	8,019	1,332,659
IT Services – 0.7%
CDNetworks Co. Ltd.	11,212	187,941
Semiconductors & Semiconductor Equipment – 13.6%
Hynix Semiconductor, Inc. (a)	23,320	425,523
Samsung Electronics Co. Ltd.	6,300	3,331,031
Samsung Techwin Industries	3,080	44,695
		3,801,249
Software – 0.3%
NCsoft Corp. (a)	910	84,986

TOTAL INFORMATION TECHNOLOGY		6,302,196

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)

MATERIALS – 3.1%
Chemicals – 0.7%
FINETEC Corp.	2,336	$24,054
Hanwha Corp.	9,680	180,805
		204,859
Metals & Mining – 2.4%
POSCO	3,300	668,534

TOTAL MATERIALS		873,393

TELECOMMUNICATION SERVICES – 4.2%
Diversified Telecommunication Services – 0.8%
KT Corp.	5,660	227,159
Wireless Telecommunication Services – 3.4%
KT Freetel Co. Ltd.	8,400	180,230
LG Telecom Ltd. (a)	28,603	141,097
SK Telecom Co. Ltd.	3,500	628,592
		949,919

TOTAL TELECOMMUNICATION SERVICES		1,177,078

UTILITIES – 0.2%
Electric Utilities – 0.0%
Korea Electric Power Corp.	130	4,227
Gas Utilities – 0.2%
E1 Corp.	1,460	61,113

TOTAL UTILITIES		65,340

TOTAL COMMON STOCKS
(Cost $20,990,380)		28,033,228

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Money Market Funds — 1.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)
(Cost $274,315)	274,315	$274,315
TOTAL INVESTMENT PORTFOLIO – 100.9%
(Cost $21,264,695)		28,307,543

NET OTHER ASSETS – (0.9)%		(255,631)
NET ASSETS – 100%		$28,051,912

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $6,981,779 of which $5,467,666 and $1,514,113 will expire on October 31, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $21,264,695) —
See accompanying schedule		$28,307,543
Cash		14,078
Receivable for investments sold		166,151
Receivable for fund shares sold		86,372
Dividends receivable		3,673
Interest receivable		2,105
Receivable from investment adviser for expense reductions		7,381
Other affiliated receivables		76
Other receivables		1,428
Total assets		28,588,807

Liabilities
Payable for investments purchased	$354,056
Payable for fund shares redeemed	64,861
Accrued management fee	18,951
Distribution fees payable	11,285
Other affiliated payables	8,261
Other payables and accrued expenses	79,481
Total liabilities		536,895

Net Assets		$28,051,912
Net Assets consist of:
Paid in capital		$28,059,193
Undistributed net investment income		18,689
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(7,068,565)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		7,042,595
Net Assets		$28,051,912

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities — continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($15,565,901 ÷ 894,499 shares)	$17.40
Maximum offering price per share (100/94.25 of $17.40) .	$18.46
Class T:
Net Asset Value and redemption price per share
($3,407,398 ÷ 198,663 shares)	$17.15
Maximum offering price per share (100/96.50 of $17.15) .	$17.77
Class B:
Net Asset Value and offering price per share ($4,383,697
÷ 262,612 shares)A	$16.69
Class C:
Net Asset Value and offering price per share ($3,994,172
÷ 239,093 shares)A	$16.71
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($700,744 ÷ 39,709 shares)	$17.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$472,214
Interest		14,545
		486,759
Less foreign taxes withheld		(77,915)
Total income		408,844

Expenses
Management fee	$174,355
Transfer agent fees	73,252
Distribution fees	95,370
Accounting fees and expenses	15,543
Independent trustees’ compensation	95
Custodian fees and expenses	34,585
Registration fees	47,983
Audit	83,477
Legal	1,686
Miscellaneous	188
Total expenses before reductions	526,534
Expense reductions	(136,378)	390,156

Net investment income (loss)		18,688
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	4,751,527
Foreign currency transactions	(62,658)
Total net realized gain (loss)		4,688,869
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,369,920
Assets and liabilities in foreign currencies	35
Total change in net unrealized appreciation
(depreciation)		2,369,955
Net gain (loss)		7,058,824
Net increase (decrease) in net assets resulting from
operations		$7,077,512

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,688	$(107,570)
Net realized gain (loss)	4,688,869	1,986,022
Change in net unrealized appreciation (depreciation) .	2,369,955	(859,552)
Net increase (decrease) in net assets resulting
from operations	7,077,512	1,018,900
Share transactions — net increase (decrease)	3,922,676	715,711
Redemption fees	12,538	10,827
Total increase (decrease) in net assets	11,012,726	1,745,438

Net Assets
Beginning of period	17,039,186	15,293,748
End of period (including undistributed net investment
income of $18,689 and $0, respectively)	$28,051,912	$17,039,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights — Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.93	$ 11.07	$9.05	$6.70	$7.38
Income from Investment
Operations
Net investment income (loss)C	04	(.06)	.01	(.11)	—E
Net realized and unrealized
gain (loss)	5.42	.91	2.01	2.46	(.69)
Total from investment operations	5.46	.85	2.02	2.35	(.69)
Redemption fees added to paid in
capitalC	01.01		—	—	.01
Net asset value, end of period	$ 17.40	$ 11.93	$11.07	$9.05	$6.70
Total ReturnA,B	45.85%	7.77%	22.32%	35.07%	(9.21)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.25%	2.76%	2.85%	2.48%	3.31%
Expenses net of voluntary
waivers, if any	1.69%	2.00%	2.00%	2.08%	2.10%
Expenses net of all reductions	1.65%	2.00%	2.00%	2.06%	2.08%
Net investment income (loss)	28%	(.50)%	.12%	(1.10)%	(.04)%
Supplemental Data
Net assets, end of period (000
omitted)	$15,566	$12,309	$12,187	$11,946	$11,747
Portfolio turnover rate	97%	77%	127%	60%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.78	$ 10.96	$8.99	$6.67	$7.37
Income from Investment
Operations
Net investment income (loss)C	01	(.09)	(.01)	(.14)	(.02)
Net realized and unrealized
gain (loss)	5.35	.90	1.98	2.46	(.69)
Total from investment operations	5.36	.81	1.97	2.32	(.71)
Redemption fees added to paid in
capitalC	01.01		—	—	.01
Net asset value, end of period	$ 17.15	$ 11.78	$10.96	$8.99	$6.67
Total ReturnA,B	45.59%	7.48%	21.91%	34.78%	(9.50)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.67%	3.54%	3.74%	3.02%	4.22%
Expenses net of voluntary
waivers, if any	1.91%	2.25%	2.25%	2.33%	2.35%
Expenses net of all reductions	1.87%	2.25%	2.25%	2.31%	2.33%
Net investment income (loss)	06%	(.75)%	(.13)%	(1.35)%	(.29)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 3,407	$ 1,383	$1,223	$2,718	$343
Portfolio turnover rate	97%	77%	127%	60%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights — Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.53	$ 10.78	$8.88	$6.62	$7.36
Income from Investment
Operations
Net investment income (loss)C	(.07)	(.14)	(.06)	(.19)	(.05)
Net realized and unrealized
gain (loss)	5.22	.88	1.96	2.45	(.69)
Total from investment operations	5.15	.74	1.90	2.26	(.74)
Redemption fees added to paid in
capitalC	01.01		—	—	—E
Net asset value, end of period	$ 16.69	$ 11.53	$10.78	$8.88	$6.62
Total ReturnA,B	44.75%	6.96%	21.40%	34.14%	(10.05)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	3.06%	3.63%	4.08%	3.48%	4.66%
Expenses net of voluntary
waivers, if any	2.42%	2.75%	2.75%	2.83%	2.85%
Expenses net of all reductions	2.38%	2.75%	2.75%	2.81%	2.83%
Net investment income (loss)	(.45)%	(1.25)%	(.63)%	(1.85)%	(.79)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 4,384	$ 2,279	$1,175	$1,313	$282
Portfolio turnover rate	97%	77%	127%	60%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.53	$10.79	$8.89	$6.62	$7.36
Income from Investment
Operations
Net investment income (loss)C	(.06)	(.14)	(.06)	(.19)	(.06)
Net realized and unrealized
gain (loss)	5.23	.87	1.96	2.46	(.69)
Total from investment operations	5.17	.73	1.90	2.27	(.75)
Redemption fees added to paid in
capitalC	01	.01	—	—	.01
Net asset value, end of period	$ 16.71	$11.53	$10.79	$8.89	$6.62
Total ReturnA,B	44.93%	6.86%	21.37%	34.29%	(10.05)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	3.00%	3.63%	3.82%	3.35%	4.41%
Expenses net of voluntary
waivers, if any	2.39%	2.75%	2.75%	2.83%	2.85%
Expenses net of all reductions	2.35%	2.75%	2.75%	2.81%	2.83%
Net investment income (loss)	(.42)%	(1.25)%	(.63)%	(1.85)%	(.79)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 3,994	$759	$531	$804	$127
Portfolio turnover rate	97%	77%	127%	60%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights — Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$12.06	$11.16	$9.11	$6.72	$7.39
Income from Investment
Operations
Net investment income (loss)B	09	(.03)	.04	(.08)	.01
Net realized and unrealized
gain (loss)	5.49	.92	2.01	2.47	(.69)
Total from investment operations	5.58	.89	2.05	2.39	(.68)
Redemption fees added to paid in
capitalB	01	.01	—	—	.01
Net asset value, end of period	$17.65	$12.06	$11.16	$9.11	$6.72
Total ReturnA	46.35%	8.06%	22.50%	35.57%	(9.07)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	1.93%	2.74%	3.11%	2.22%	3.08%
Expenses net of voluntary
waivers, if any	1.42%	1.75%	1.75%	1.81%	1.85%
Expenses net of all reductions	1.37%	1.75%	1.75%	1.80%	1.83%
Net investment income (loss)	55%	(.25)%	.38%	(.84)%	.21%
Supplemental Data
Net assets, end of period (000
omitted)	$701	$309	$177	$2,127	$53
Portfolio turnover rate	97%	77%	127%	60%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible,the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

26

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued.

Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

27 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies(PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$7,546,867
Unrealized depreciation	(623,784)
Net unrealized appreciation (depreciation)	6,923,083
Undistributed ordinary income	51,418
Capital loss carryforward	(6,981,779)
Cost for federal income tax purposes	$21,384,460

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which

Annual Report

28

2. Operating Policies - continued

Repurchase Agreements - continued

are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $23,957,959 and $20,384,225, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .82% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$33,611	$6,967
Class T	25%	.25%	11,316	8
Class B	75%	.25%	33,020	24,802
Class C	75%	.25%	17,423	8,312
			$95,370	$40,089

29 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$13,144
Class T	2,507
Class B*	2,771
Class C*	1,909
$20,331

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$41,094.31
Class T	11,662.51
Class B	12,645.38
Class C	6,582.38
Institutional Class	1,269.27
	$73,252

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month. Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $14,397 for the period.

Annual Report

30

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	2.00%—1.60%*	$75,394
Class T	2.25%—1.85%*	17,166
Class B	2.75%—2.35%*	20,972
Class C	2.75%—2.35%*	10,631
Institutional Class	1.75%—1.35%*	2,447
		$126,610
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $9,768 for the period.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

31 Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	315,971	243,925	$5,103,008	$2,838,470
Shares redeemed	(453,614)	(312,852)	(6,594,615)	(3,676,474)
Net increase (decrease)	(137,643)	(68,927)	$(1,491,607)	$(838,004)
Class T
Shares sold	121,022	94,135	$1,916,252	$1,118,099
Shares redeemed	(39,702)	(88,346)	(581,562)	(1,003,940)
Net increase (decrease)	81,320	5,789	$1,334,690	$114,159
Class B
Shares sold	104,588	143,403	$1,605,843	$1,688,670
Shares redeemed	(39,679)	(54,732)	(574,572)	(613,318)
Net increase (decrease)	64,909	88,671	$1,031,271	$1,075,352
Class C
Shares sold	216,863	77,081	$3,448,329	$912,390
Shares redeemed	(43,585)	(60,516)	(665,109)	(669,935)
Net increase (decrease)	173,278	16,565	$2,783,220	$242,455
Institutional Class
Shares sold	43,042	62,223	$703,285	$765,799
Shares redeemed	(28,985)	(52,454)	(438,183)	(644,050)
Net increase (decrease)	14,057	9,769	$265,102	$121,749

Annual Report

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Korea Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

33 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a
Director and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

Annual Report 34

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Korea. He also serves as
Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is
Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services
(2004-2005), Chief Administrative Officer (2002-2004), and Chief
Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with
Fidelity Investments since 1987 and has held various financial and man-
agement positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons
College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

35 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report 36

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Aca-
demy of Arts and Sciences, and the Board of Overseers of the School of
Engineering and Applied Science of the University of Pennsylvania. Pre-
viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq
(1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommu-
nications network surveillance, 2001-2004), and Teletech Holdings (cus-
tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North
Carolina (16-school system).

Annual Report 38

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

39 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Korea. Mr. Churchill also serves as Vice Presi-
dent of certain Equity Funds (2005-present) and certain High Income
Funds (2005-present). Previously, he served as Head of Fidelity’s Fixed-
Income Division (2000-2005), Vice President of Fidelity’s Money Market
Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and Senior
Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in
1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.

Annual Report 40

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Korea. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc.
(2001-present) and FMR; Assistant Secretary of Fidelity Management &
Research (U.K.) Inc. (2001-present), Fidelity Management & Research
(Far East) Inc. (2001-present), and Fidelity Investments Money Manage-
ment, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of
Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora-
tion (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Korea. Mr. Fross also serves as Assistant
Secretary of other Fidelity funds (2003-present), Vice President and Sec-
retary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Korea. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms.
Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Korea. Mr. Murphy also serves as
Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage-
ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Korea. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Execu-
tive Vice President of Risk Oversight for Fidelity Investments (2002).
Previously, he served as Executive Vice President and Chief Operating
Officer for Fidelity Investments Institutional Services Company, Inc.
(1998-2002).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Korea. Mr. Hebble also serves as Deputy
Treasurer of other Fidelity funds (2003), and is an employee of FMR.
Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset
Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Korea. Mr. Mehrmann also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Korea. Ms. Monasterio also serves as Dep-
uty Treasurer of other Fidelity funds (2004) and is an employee of FMR
(2004). Before joining Fidelity Investments, Ms. Monasterio served as
Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the
Franklin Templeton Funds and Senior Vice President of Franklin Temple-
ton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment:2005
Deputy Treasurer of Advisor Korea. Mr. Robins also serves as Deputy
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accoun-
tant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Korea. Mr. Byrnes also serves as Assistant
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2005-present). Previously, Mr. Byrnes served as Vice President of
FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi-
dent of the Investment Operations Group (2000-2003).

Annual Report 42

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 1986
Assistant Treasurer of Advisor Korea. Mr. Costello also serves as Assis-
tant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Korea. Mr. Lydecker also serves as Assis-
tant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Korea. Mr. Osterheld also serves as Assis-
tant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Korea. Mr. Ryan also serves as Assistant
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2005-present). Previously, Mr. Ryan served as Vice President of
Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Korea. Mr. Schiavone also serves as As-
sistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Before joining Fidelity Investments, Mr.
Schiavone worked at Deutsche Asset Management, where he most re-
cently served as Assistant Treasurer (2003-2005) of the Scudder Funds
and Vice President and Head of Fund Reporting (1996-2003).

43 Annual Report

Distributions

The Board of Trustees of Advisor Korea Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/5/05	12/2/05	$.02	$.03
Class T	12/5/05	12/2/05	$—	$.022
Class C	12/5/05	12/2/05	$—	$.005

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

44

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Korea Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

Annual Report

46

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period and the second quartile for the three-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because unlike many of its Lipper peers, the fund focuses its investments on securities of Korean issuers. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

48

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 25% means that 75% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2004, the total expenses of each of Class B and Class C ranked equal to its competitive median for 2004, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

50

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class T and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

52

53 Annual Report

Annual Report

54

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

Fidelity® Advisor

Korea

Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	16	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent	32
Registered Public
Accounting Firm
Trustees and Officers	33
Distributions	43
Board Approval of	44
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional ClassA	46.35%	19.02%	3.89%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on July 3, 2000. Returns between October 31, 1995 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelityr Advisor Korea Fund —Institutional Class on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Korea Composite Stock Price Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Wilson Wong, who became Portfolio Manager of Fidelity® Advisor Korea Fund on July 1, 2005

Against the backdrop of a firming South Korean economy, the Korean Composite Stock Price Index (KOSPI) finished the period with a gain of 49.33% . Of note during the year the return of the domestic investor to the stock market through growth in the popularity self-funded retirement and annuity plans. The Korean stock market also proved attractive because of low domestic interest rates, which resulted in acceptance of greater risk in search of higher returns. Meanwhile, structural and political risks were partially mitigated following Korea’s improved national credit rating and the progression of negotiations on North Korean nuclear issues. On the macroeconomic side, initial third-quarter gross domestic product (GDP) estimates announced by the Bank of Korea revealed the highest growth in four quarters. Returns for U.S. investors in this market were further enhanced the appreciation of the won — Korea’s currency — versus the U.S. dollar.

During the past year, the fund’s Institutional Class shares returned 46.35%, trailing the KOSPI but handily beating the 25.23% gain of the LipperSM Pacific Region ex Japan Funds Average. On an industry basis, bank stocks helped performance the most, as they benefited from improving asset quality and expectations for accelerating loan growth. For example, one strong performer was the stock of Shinhan Financial Group, the second-largest financial institution in Korea. The company broadened its distribution platform to include more diverse customer base through its 2003 acquisition of Chohung Bank. Also aiding fund performance was its position in Hyundai Department Store, Korea’s second-largest department store operator. Conversely, the biggest detractor was NCsoft, the largest developer of multi-player, online role-playing games in Korea. The stock underperformed the index, particularly in the first half of the period, after reporting lackluster 2004 earn ings. Another disappointment was Jahwa Electronics, which manufactures vibration motors for mobile handsets. The company’s profit margins suffered due the sharp appreciation Korea’s currency — the won — versus the U.S. dollar early in the period.

Note to shareholders: Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2005, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table on the next page for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,196.70	$8.86
HypotheticalA	$1,000.00	$1,017.14	$8.13
Class T
Actual	$1,000.00	$1,196.00	$10.24
HypotheticalA	$1,000.00	$1,015.88	$9.40
Class B
Actual	$1,000.00	$1,192.10	$12.98
HypotheticalA	$1,000.00	$1,013.36	$11.93
Class C
Actual	$1,000.00	$1,192.70	$12.99
HypotheticalA	$1,000.00	$1,013.36	$11.93
Institutional Class
Actual	$1,000.00	$1,199.00	$7.48
HypotheticalA	$1,000.00	$1,018.40	$6.87

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.60%
Class T	1.85%
Class B	2.35%
Class C	2.35%
Institutional Class	1.35%

9 Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Samsung Electronics Co. Ltd.	11.9	12.3
Hyundai Motor Co.	5.5	3.6
NHN Corp.	4.7	0.0
Kookmin Bank	4.4	3.5
LG Household & Health Care Ltd.	3.0	0.0
Hyundai Mobis	3.0	3.2
Orion Corp.	2.5	0.0
Shinhan Financial Group Co. Ltd.	2.4	4.3
Kia Motors Corp.	2.4	1.8
Doosan Heavy Industries & Construction Co. Ltd.	2.4	0.0
	42.2
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	22.5	25.0
Financials	22.2	16.8
Consumer Discretionary	17.5	19.9
Industrials	16.2	10.7
Consumer Staples	8.9	8.1
Telecommunication Services	4.2	7.3
Energy	3.4	4.1
Materials	3.1	4.5
Health Care	1.7	0.0
Utilities	0.2	2.0

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 99.9%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 17.5%
Auto Components – 3.3%
Hankook Tire Co. Ltd.	8,390	$100,053
Hyundai Mobis	10,490	833,975
		934,028
Automobiles – 8.0%
Hyundai Motor Co.	21,100	1,548,141
Kia Motors Corp.	38,070	683,728
		2,231,869
Diversified Consumer Services – 1.5%
YBM Sisa.com, Inc.	21,717	407,714
Hotels, Restaurants & Leisure – 2.0%
Hana Tour Service, Inc.	10,434	327,811
Modetour Network, Inc.	12,092	242,072
		569,883
Household Durables – 0.6%
LG Electronics, Inc.	2,610	169,250
Internet & Catalog Retail – 0.4%
CJ Home Shopping	1,111	98,436
Multiline Retail – 1.7%
Hyundai Department Store Co. Ltd.	7,370	489,215

TOTAL CONSUMER DISCRETIONARY		4,900,395

CONSUMER STAPLES – 8.9%
Food & Staples Retailing – 2.1%
Shinsegae Co. Ltd.	1,640	587,509
Food Products – 3.4%
Binggrea Co. Ltd.	5,950	246,777
Orion Corp.	3,670	711,853
		958,630
Household Products – 3.0%
LG Household & Health Care Ltd.	15,310	835,890
Personal Products – 0.4%
AmorePacific Corp.	410	122,136

TOTAL CONSUMER STAPLES		2,504,165

ENERGY – 3.4%
Oil, Gas & Consumable Fuels – 3.4%
GS Holdings Corp.	7,770	177,876

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
S-Oil Corp.	6,560	$490,743
SK Corp.	5,440	278,774
		947,393

FINANCIALS – 22.2%
Capital Markets – 4.8%
Daewoo Securities Co. Ltd. (a)	41,830	450,754
Hyundai Securities Co. Ltd. (a)	12,490	114,970
kiwoom.com Securities Co. Ltd.	15,206	289,846
Korea Investment Holdings Co. Ltd.	15,470	397,122
LG Investment & Securities Co. Ltd.	6,970	91,798
		1,344,490
Commercial Banks – 10.3%
Industrial Bank of Korea	33,340	395,992
Kookmin Bank	22,310	1,224,485
Shinhan Financial Group Co. Ltd.	20,692	689,733
Woori Finance Holdings Co. Ltd.	37,860	582,043
		2,892,253
Consumer Finance – 1.4%
LG Card Co. Ltd. (a)	10,710	386,750
Insurance – 5.7%
Dongbu Insurance Co. Ltd.	24,340	304,250
Korean Reinsurance Co.	60,590	528,131
LG Insurance Co. Ltd.	11,190	138,267
Samsung Fire & Marine Insurance Co. Ltd.	6,630	628,707
		1,599,355

TOTAL FINANCIALS		6,222,848

HEALTH CARE – 1.7%
Pharmaceuticals – 1.7%
Hanmi Pharm Co. Ltd.	4,860	493,448

INDUSTRIALS – 16.2%
Building Products – 0.3%
KCC Corp.	501	96,457
Construction & Engineering – 9.5%
Daelim Industrial Co.	4,470	260,322
Daewoo Engineering & Construction Co. Ltd.	18,910	187,470
Doosan Heavy Industries & Construction Co. Ltd.	31,440	680,597

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Construction & Engineering – continued
Halla Engineering & Construction Corp.	3,610	$96,820
Hyundai Engineering & Construction Co. Ltd. (a)	20,180	627,242
Hyundai Industrial Development & Construction Co.	4,160	151,418
Keangnam Enterprises (a)	7,830	75,000
LG Engineering & Construction Co. Ltd.	11,390	488,221
Sambu Construction Co. Ltd.	3,330	91,862
		2,658,952
Electrical Equipment – 0.5%
LS Industrial Systems Ltd.	5,370	145,052
Industrial Conglomerates – 0.2%
LG Corp.	2,470	60,567
Machinery – 5.7%
Daewoo Heavy Industries & Machinery Ltd.	27,260	338,139
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	11,900	237,088
Hyundai Heavy Industries Co. Ltd.	7,010	455,918
Hyundai Mipo Dockyard Co. Ltd.	8,980	554,799
		1,585,944

TOTAL INDUSTRIALS		4,546,972

INFORMATION TECHNOLOGY – 22.5%
Electronic Equipment & Instruments – 3.2%
KH Vatec Co. Ltd.	5,657	124,627
LG.Philips LCD Co. Ltd. (a)	15,110	558,665
Samsung SDI Co. Ltd.	2,160	212,069
		895,361
Internet Software & Services – 4.7%
NHN Corp. (a)	8,019	1,332,659
IT Services – 0.7%
CDNetworks Co. Ltd.	11,212	187,941
Semiconductors & Semiconductor Equipment – 13.6%
Hynix Semiconductor, Inc. (a)	23,320	425,523
Samsung Electronics Co. Ltd.	6,300	3,331,031
Samsung Techwin Industries	3,080	44,695
		3,801,249
Software – 0.3%
NCsoft Corp. (a)	910	84,986

TOTAL INFORMATION TECHNOLOGY		6,302,196

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

MATERIALS – 3.1%
Chemicals – 0.7%
FINETEC Corp.	2,336	$24,054
Hanwha Corp.	9,680	180,805
		204,859
Metals & Mining – 2.4%
POSCO	3,300	668,534

TOTAL MATERIALS		873,393

TELECOMMUNICATION SERVICES – 4.2%
Diversified Telecommunication Services – 0.8%
KT Corp.	5,660	227,159
Wireless Telecommunication Services – 3.4%
KT Freetel Co. Ltd.	8,400	180,230
LG Telecom Ltd. (a)	28,603	141,097
SK Telecom Co. Ltd.	3,500	628,592
		949,919

TOTAL TELECOMMUNICATION SERVICES		1,177,078

UTILITIES – 0.2%
Electric Utilities – 0.0%
Korea Electric Power Corp.	130	4,227
Gas Utilities – 0.2%
E1 Corp.	1,460	61,113

TOTAL UTILITIES		65,340

TOTAL COMMON STOCKS
(Cost $20,990,380)		28,033,228

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Money Market Funds — 1.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)
(Cost $274,315)	274,315	$274,315
TOTAL INVESTMENT PORTFOLIO – 100.9%
(Cost $21,264,695)		28,307,543

NET OTHER ASSETS – (0.9)%		(255,631)
NET ASSETS – 100%		$28,051,912

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $6,981,779 of which $5,467,666 and $1,514,113 will expire on October 31, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $21,264,695) —
See accompanying schedule		$28,307,543
Cash		14,078
Receivable for investments sold		166,151
Receivable for fund shares sold		86,372
Dividends receivable		3,673
Interest receivable		2,105
Receivable from investment adviser for expense reductions		7,381
Other affiliated receivables		76
Other receivables		1,428
Total assets		28,588,807

Liabilities
Payable for investments purchased	$354,056
Payable for fund shares redeemed	64,861
Accrued management fee	18,951
Distribution fees payable	11,285
Other affiliated payables	8,261
Other payables and accrued expenses	79,481
Total liabilities		536,895

Net Assets		$28,051,912
Net Assets consist of:
Paid in capital		$28,059,193
Undistributed net investment income		18,689
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(7,068,565)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		7,042,595
Net Assets		$28,051,912
See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Statement of Assets and Liabilities — continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($15,565,901 ÷ 894,499 shares)	$17.40

Maximum offering price per share (100/94.25 of $17.40) .	$18.46
Class T:
Net Asset Value and redemption price per share
($3,407,398 ÷ 198,663 shares)	$17.15

Maximum offering price per share (100/96.50 of $17.15) .	$17.77
Class B:
Net Asset Value and offering price per share ($4,383,697
÷ 262,612 shares)A	$16.69

Class C:
Net Asset Value and offering price per share ($3,994,172
÷ 239,093 shares)A	$16.71

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($700,744 ÷ 39,709 shares)	$17.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements - continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$472,214
Interest		14,545
		486,759
Less foreign taxes withheld		(77,915)
Total income		408,844

Expenses
Management fee	$174,355
Transfer agent fees	73,252
Distribution fees	95,370
Accounting fees and expenses	15,543
Independent trustees’ compensation	95
Custodian fees and expenses	34,585
Registration fees	47,983
Audit	83,477
Legal	1,686
Miscellaneous	188
Total expenses before reductions	526,534
Expense reductions	(136,378)	390,156

Net investment income (loss)		18,688
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	4,751,527
Foreign currency transactions	(62,658)
Total net realized gain (loss)		4,688,869
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,369,920
Assets and liabilities in foreign currencies	35
Total change in net unrealized appreciation
(depreciation)		2,369,955
Net gain (loss)		7,058,824
Net increase (decrease) in net assets resulting from
operations		$7,077,512

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,688	$(107,570)
Net realized gain (loss)	4,688,869	1,986,022
Change in net unrealized appreciation (depreciation) .	2,369,955	(859,552)
Net increase (decrease) in net assets resulting
from operations	7,077,512	1,018,900
Share transactions — net increase (decrease)	3,922,676	715,711
Redemption fees	12,538	10,827
Total increase (decrease) in net assets	11,012,726	1,745,438

Net Assets
Beginning of period	17,039,186	15,293,748
End of period (including undistributed net investment
income of $18,689 and $0, respectively)	$28,051,912	$17,039,186

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights — Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.93	$ 11.07	$9.05	$6.70	$7.38
Income from Investment
Operations
Net investment income (loss)C	04	(.06)	.01	(.11)	—E
Net realized and unrealized
gain (loss)	5.42	.91	2.01	2.46	(.69)
Total from investment operations	5.46	.85	2.02	2.35	(.69)
Redemption fees added to paid in
capitalC	01.01		—	—	.01
Net asset value, end of period	$ 17.40	$ 11.93	$11.07	$9.05	$6.70
Total ReturnA,B	45.85%	7.77%	22.32%	35.07%	(9.21)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.25%	2.76%	2.85%	2.48%	3.31%
Expenses net of voluntary
waivers, if any	1.69%	2.00%	2.00%	2.08%	2.10%
Expenses net of all reductions	1.65%	2.00%	2.00%	2.06%	2.08%
Net investment income (loss)	28%	(.50)%	.12%	(1.10)%	(.04)%
Supplemental Data
Net assets, end of period (000
omitted)	$15,566	$12,309	$12,187	$11,946	$11,747
Portfolio turnover rate	97%	77%	127%	60%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights — Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.78	$ 10.96	$8.99	$6.67	$7.37
Income from Investment
Operations
Net investment income (loss)C	01	(.09)	(.01)	(.14)	(.02)
Net realized and unrealized
gain (loss)	5.35	.90	1.98	2.46	(.69)
Total from investment operations	5.36	.81	1.97	2.32	(.71)
Redemption fees added to paid in
capitalC	01.01		—	—	.01
Net asset value, end of period	$ 17.15	$ 11.78	$10.96	$8.99	$6.67
Total ReturnA,B	45.59%	7.48%	21.91%	34.78%	(9.50)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	2.67%	3.54%	3.74%	3.02%	4.22%
Expenses net of voluntary
waivers, if any	1.91%	2.25%	2.25%	2.33%	2.35%
Expenses net of all reductions	1.87%	2.25%	2.25%	2.31%	2.33%
Net investment income (loss)	06%	(.75)%	(.13)%	(1.35)%	(.29)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 3,407	$ 1,383	$1,223	$2,718	$343
Portfolio turnover rate	97%	77%	127%	60%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.53	$ 10.78	$8.88	$6.62	$7.36
Income from Investment
Operations
Net investment income (loss)C	(.07)	(.14)	(.06)	(.19)	(.05)
Net realized and unrealized
gain (loss)	5.22	.88	1.96	2.45	(.69)
Total from investment operations	5.15	.74	1.90	2.26	(.74)
Redemption fees added to paid in
capitalC	01.01		—	—	—E
Net asset value, end of period	$ 16.69	$ 11.53	$10.78	$8.88	$6.62
Total ReturnA,B	44.75%	6.96%	21.40%	34.14%	(10.05)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	3.06%	3.63%	4.08%	3.48%	4.66%
Expenses net of voluntary
waivers, if any	2.42%	2.75%	2.75%	2.83%	2.85%
Expenses net of all reductions	2.38%	2.75%	2.75%	2.81%	2.83%
Net investment income (loss)	(.45)%	(1.25)%	(.63)%	(1.85)%	(.79)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 4,384	$ 2,279	$1,175	$1,313	$282
Portfolio turnover rate	97%	77%	127%	60%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights — Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 11.53	$10.79	$8.89	$6.62	$7.36
Income from Investment
Operations
Net investment income (loss)C	(.06)	(.14)	(.06)	(.19)	(.06)
Net realized and unrealized
gain (loss)	5.23	.87	1.96	2.46	(.69)
Total from investment operations	5.17	.73	1.90	2.27	(.75)
Redemption fees added to paid in
capitalC	01	.01	—	—	.01
Net asset value, end of period	$ 16.71	$11.53	$10.79	$8.89	$6.62
Total ReturnA,B	44.93%	6.86%	21.37%	34.29%	(10.05)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	3.00%	3.63%	3.82%	3.35%	4.41%
Expenses net of voluntary
waivers, if any	2.39%	2.75%	2.75%	2.83%	2.85%
Expenses net of all reductions	2.35%	2.75%	2.75%	2.81%	2.83%
Net investment income (loss)	(.42)%	(1.25)%	(.63)%	(1.85)%	(.79)%
Supplemental Data
Net assets, end of period (000
omitted)	$ 3,994	$759	$531	$804	$127
Portfolio turnover rate	97%	77%	127%	60%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$12.06	$11.16	$9.11	$6.72	$7.39
Income from Investment
Operations
Net investment income (loss)B	09	(.03)	.04	(.08)	.01
Net realized and unrealized
gain (loss)	5.49	.92	2.01	2.47	(.69)
Total from investment operations	5.58	.89	2.05	2.39	(.68)
Redemption fees added to paid in
capitalB	01	.01	—	—	.01
Net asset value, end of period	$17.65	$12.06	$11.16	$9.11	$6.72
Total ReturnA	46.35%	8.06%	22.50%	35.57%	(9.07)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	1.93%	2.74%	3.11%	2.22%	3.08%
Expenses net of voluntary
waivers, if any	1.42%	1.75%	1.75%	1.81%	1.85%
Expenses net of all reductions	1.37%	1.75%	1.75%	1.80%	1.83%
Net investment income (loss)	55%	(.25)%	.38%	(.84)%	.21%
Supplemental Data
Net assets, end of period (000
omitted)	$701	$309	$177	$2,127	$53
Portfolio turnover rate	97%	77%	127%	60%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible,the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

25 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued.

Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

26

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies(PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$7,546,867
Unrealized depreciation	(623,784)
Net unrealized appreciation (depreciation)	6,923,083
Undistributed ordinary income	51,418
Capital loss carryforward	(6,981,779)
Cost for federal income tax purposes	$21,384,460

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which

27 Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $23,957,959 and $20,384,225, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .82% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$33,611	$6,967
Class T	25%	.25%	11,316	8
Class B	75%	.25%	33,020	24,802
Class C	75%	.25%	17,423	8,312
			$95,370	$40,089

Annual Report 28

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$13,144
Class T	2,507
Class B*	2,771
Class C*	1,909
$20,331

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$41,094.31
Class T	11,662.51
Class B	12,645.38
Class C	6,582.38
Institutional Class	1,269.27
	$73,252

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month. Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $14,397 for the period.

29 Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	2.00%—1.60%*	$75,394
Class T	2.25%—1.85%*	17,166
Class B	2.75%—2.35%*	20,972
Class C	2.75%—2.35%*	10,631
Institutional Class	1.75%—1.35%*	2,447
		$126,610
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $9,768 for the period.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

30

8. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	315,971	243,925	$5,103,008	$2,838,470
Shares redeemed	(453,614)	(312,852)	(6,594,615)	(3,676,474)
Net increase (decrease)	(137,643)	(68,927)	$(1,491,607)	$(838,004)
Class T
Shares sold	121,022	94,135	$1,916,252	$1,118,099
Shares redeemed	(39,702)	(88,346)	(581,562)	(1,003,940)
Net increase (decrease)	81,320	5,789	$1,334,690	$114,159
Class B
Shares sold	104,588	143,403	$1,605,843	$1,688,670
Shares redeemed	(39,679)	(54,732)	(574,572)	(613,318)
Net increase (decrease)	64,909	88,671	$1,031,271	$1,075,352
Class C
Shares sold	216,863	77,081	$3,448,329	$912,390
Shares redeemed	(43,585)	(60,516)	(665,109)	(669,935)
Net increase (decrease)	173,278	16,565	$2,783,220	$242,455
Institutional Class
Shares sold	43,042	62,223	$703,285	$765,799
Shares redeemed	(28,985)	(52,454)	(438,183)	(644,050)
Net increase (decrease)	14,057	9,769	$265,102	$121,749

31 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Korea Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

Annual Report

32

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a
Director and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

33 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Korea. He also serves as
Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is
Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services
(2004-2005), Chief Administrative Officer (2002-2004), and Chief
Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with
Fidelity Investments since 1987 and has held various financial and man-
agement positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons
College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report 34

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Aca-
demy of Arts and Sciences, and the Board of Overseers of the School of
Engineering and Applied Science of the University of Pennsylvania. Pre-
viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq
(1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommu-
nications network surveillance, 2001-2004), and Teletech Holdings (cus-
tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

Annual Report 36

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North
Carolina (16-school system).

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

Annual Report 38

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Korea. Mr. Churchill also serves as Vice Presi-
dent of certain Equity Funds (2005-present) and certain High Income
Funds (2005-present). Previously, he served as Head of Fidelity’s Fixed-
Income Division (2000-2005), Vice President of Fidelity’s Money Market
Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and Senior
Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in
1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Korea. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc.
(2001-present) and FMR; Assistant Secretary of Fidelity Management &
Research (U.K.) Inc. (2001-present), Fidelity Management & Research
(Far East) Inc. (2001-present), and Fidelity Investments Money Manage-
ment, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of
Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora-
tion (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Korea. Mr. Fross also serves as Assistant
Secretary of other Fidelity funds (2003-present), Vice President and Sec-
retary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Korea. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms.
Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Korea. Mr. Murphy also serves as
Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage-
ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Korea. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Execu-
tive Vice President of Risk Oversight for Fidelity Investments (2002).
Previously, he served as Executive Vice President and Chief Operating
Officer for Fidelity Investments Institutional Services Company, Inc.
(1998-2002).

Annual Report 40

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Korea. Mr. Hebble also serves as Deputy
Treasurer of other Fidelity funds (2003), and is an employee of FMR.
Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset
Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Korea. Mr. Mehrmann also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Korea. Ms. Monasterio also serves as Dep-
uty Treasurer of other Fidelity funds (2004) and is an employee of FMR
(2004). Before joining Fidelity Investments, Ms. Monasterio served as
Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the
Franklin Templeton Funds and Senior Vice President of Franklin Temple-
ton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment:2005
Deputy Treasurer of Advisor Korea. Mr. Robins also serves as Deputy
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accoun-
tant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Korea. Mr. Byrnes also serves as Assistant
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2005-present). Previously, Mr. Byrnes served as Vice President of
FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi-
dent of the Investment Operations Group (2000-2003).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 1986
Assistant Treasurer of Advisor Korea. Mr. Costello also serves as Assis-
tant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Korea. Mr. Lydecker also serves as Assis-
tant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Korea. Mr. Osterheld also serves as Assis-
tant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Korea. Mr. Ryan also serves as Assistant
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2005-present). Previously, Mr. Ryan served as Vice President of
Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Korea. Mr. Schiavone also serves as As-
sistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Before joining Fidelity Investments, Mr.
Schiavone worked at Deutsche Asset Management, where he most re-
cently served as Assistant Treasurer (2003-2005) of the Scudder Funds
and Vice President and Head of Fund Reporting (1996-2003).

Annual Report 42

Distributions

The Board of Trustees of Advisor Korea Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/5/05	12/2/05	$.02	$.03

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

43 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Korea Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

44

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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46

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period and the second quartile for the three-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because unlike many of its Lipper peers, the fund focuses its investments on securities of Korean issuers. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 25% means that 75% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2004, the total expenses of each of Class B and Class C ranked equal to its competitive median for 2004, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class T and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may

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50

benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

51 Annual Report

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56

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

Fidelity® Advisor

Latin America

Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	8	The managers’ review of fund
		performance, strategy and outlook.
Shareholder Expense	9	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	16	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent	34
Registered Public
Accounting Firm
Trustees and Officers	35
Distributions	45
Board Approval of	46
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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2

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 5.75% sales charge)	54.52%	15.11%	15.44%
Class T (incl. 3.50% sales charge)	57.84%	15.38%	15.58%
Class B (incl. contingent deferred sales
charge)B	57.73%	15.46%	15.63%
Class C (incl. contingent deferred sales
charge)C	61.86%	15.67%	15.61%

A From December 21, 1998.

B Class B shares’ contingent deferred sales charges included in the past one year, past five year,

and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares’ contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

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$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund — Class T on December 21, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCIr Emerging Markets — Latin America Index performed over the same period.

7 Annual Report 7

Management’s Discussion of Fund Performance

Comments from Adam Kutas and Brent Bottamini, Co-Portfolio Managers of Fidelity® Advisor Latin America Fund

Emerging-markets stocks posted strong gains for the 12 months ending October 31, 2005, as the Morgan Stanley Capital InternationalSM (MSCI®) Emerging Markets Index soared 34.34% . The lofty return was largely driven by the skyrocketing prices of oil and other commodities. Many emerging markets are commodity exporters — particularly in Latin America — which helped the economies and fiscal health of these countries. As such, the Latin American region generally outperformed other emerging markets. Still, neither of the top two performers were in the Western Hemisphere. Egypt and Jordan topped the index, despite making up less than 1.00% of the index combined on average during the period. Stocks in the Far East posted strong absolute returns, but mostly trailed other emerging markets because they are primarily exporters of technology, which saw diminished demand. South Korea, the largest component of the index during the past year, rose more than 46%. However, Taiwan, the second-largest constituent, was a significant drag, gaining only 4%. Brazil, the largest Latin American component, was up more than 75%.

During the past year, the fund’s Class A, Class T, Class B and Class C shares rose 63.94%, 63.57%, 62.73% and 62.86%, respectively, compared to 61.55% for the MSCI Emerging Markets - Latin America index and 64.64% for the LipperSM Latin American Funds Average. Versus the index, the fund benefited primarily from security selection in telecommunication services, an overweighting and stock selection in financials, and an underweighting and stock selection in industrials. Our underweighting in Chile and overweighting in Mexico contributed as well. The fund lost ground due to stock selection in materials, and holding a modest stake in cash. The appreciation of local currencies versus the dollar bolstered the fund’s absolute return. The top performers in absolute terms included Mexican wireless company America Movil, Mexican cement producer Cemex, Brazilian energy giant Petrobras and Brazilian mining company Vale do Rio Doce. Several Brazilian bank holdings, such as Unibanco, helped relative to the index. Slight negative performance came from Chile’s Lan Airlines and Peruvian gold producer Buenaventura. Underweighting Vale do Rio Doce held back the fund’s relative performance.

Note to shareholders:

Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2005, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed in this statement reflect those of the portfolio managers only through October 31, 2005. See page 3 for further discussion of this section of the report.

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8 8

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9 Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,390.70	$9.04
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class T
Actual	$1,000.00	$1,389.30	$10.54
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,385.20	$13.53
HypotheticalA	$1,000.00	$1,013.86	$11.42
Class C
Actual	$1,000.00	$1,386.40	$13.53
HypotheticalA	$1,000.00	$1,013.86	$11.42
Institutional Class
Actual	$1,000.00	$1,392.40	$7.54
HypotheticalA	$1,000.00	$1,018.90	$6.36

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

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10

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
America Movil SA de CV Series L sponsored
ADR (Mexico, Wireless Telecommunication
Services)	8.9	8.4
Petroleo Brasileiro SA Petrobras (Brazil, Oil, Gas
& Consumable Fuels)	5.8	8.0
Cemex SA de CV sponsored ADR (Mexico,
Construction Materials)	5.5	5.1
Banco Bradesco SA (Brazil, Commercial Banks)	5.1	3.6
Banco Itau Holding Financeira SA (Brazil,
Commercial Banks)	4.9	4.6
	30.2
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Materials	28.8	25.1
Telecommunication Services	16.5	21.8
Financials	13.8	14.0
Energy	10.7	13.0
Consumer Staples	9.3	10.4
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Brazil	52.1	52.1
Mexico	33.6	37.1
Chile	4.2	4.5
United States of America	2.3	0.0
Canada	1.6	0.0
Percentages are adjusted for the effect of open futures contracts, if applicable.

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 93.7%
	Shares	Value (Note 1)

Argentina – 0.1%
Cresud S.A.C.I.F.y A. sponsored ADR	2,900	$31,871
Brazil – 52.1%
AES Tiete SA (PN)	7,200,000	158,273
Aracruz Celulose SA (PN-B) sponsored ADR	8,704	333,363
Banco Bradesco SA:
(PN)	21,614	1,112,471
(PN) sponsored ADR (non-vtg.)	23,300	1,209,037
Banco Itau Holding Financeira SA:
(PN)	71,490	1,705,182
sponsored ADR (non-vtg.)	22,500	539,100
Banco Nossa Caixa SA	6,300	104,357
Braskem SA (PN-A)	24,300	209,245
Centrais Electricas Brasileiras SA (Electrobras) (PN-B)	26,859,800	464,005
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	22,100	784,550
sponsored ADR	2,460	68,708
Companhia de Concessoes Rodoviarias	3,900	103,900
Companhia de Saneamento Basico do Estado de Sao Paulo
(SABESP) sponsored ADR (a)	9,000	144,450
Companhia Energetica de Minas Gerais (CEMIG) (PN)
sponsored ADR (non-vtg.)	7,700	280,280
Companhia Paranaense de Energia-Copel (PN-B) sponsored
ADR	9,100	67,158
Companhia Siderurgica de Tubarao (CST) (PN)	2,338,400	144,460
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	54,000	1,036,800
Companhia Vale do Rio Doce:
(PN-A)	7,100	260,409
(PN-A) sponsored ADR (non-vtg.) (a)	39,300	1,450,170
sponsored ADR (non-vtg.)	39,300	1,624,269
Cyrela Brazil Realty SA	30,000	237,810
Diagnosticos da America SA	14,000	228,173
Embraer – Empresa Brasileira de Aeronautica SA sponsored
ADR	6,500	252,135
Embratel Participacoes SA sponsored ADR (a)(d)	37,100	452,620
Energias do Brasil SA	15,300	154,848
Gerdau SA	5,600	58,293
Gerdau SA sponsored ADR	48,035	651,835
Lojas Renner SA	11,700	311,751
Natura Cosmeticos SA	2,800	113,141
Petroleo Brasileiro SA Petrobras:
(PN)	72,800	1,034,550
(PN) sponsored ADR (non-vtg.)	28,100	1,612,097

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

Brazil – continued
Petroleo Brasileiro SA Petrobras: – continued
sponsored ADR (non-vtg.)	31,100	$ 1,987,290
Tam SA (PN) (a)	40,200	500,759
Tele Norte Leste Participacoes SA	7,400	177,064
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	45,568	806,554
Uniao de Bancos Brasileiros SA (Unibanco):
unit	7,400	77,621
GDR	30,400	1,589,920
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	63,700	1,284,297
Votorantim Celulose e Papel SA:
(PN) (non-vtg.)	3,180	38,257
sponsored ADR (non-vtg.)	45,750	547,628
TOTAL BRAZIL		23,916,830

Canada – 1.6%
Gerdau AmeriSteel Corp.	64,100	304,489
Glamis Gold Ltd. (a)	9,000	188,078
Meridian Gold, Inc. (a)	11,600	217,561
TOTAL CANADA		710,128

Cayman Islands – 0.1%
Apex Silver Mines Ltd. (a)	3,600	55,152
Chile – 4.2%
Compania Acero del Pacifico SA	37,314	473,284
Empresa Nacional de Electricidad SA sponsored ADR	15,400	458,612
Enersis SA sponsored ADR	36,825	402,497
Lan Airlines SA sponsored ADR	16,300	525,186
Vina Concha y Toro SA sponsored ADR	2,885	80,722
TOTAL CHILE		1,940,301

Luxembourg – 0.6%
Tenaris SA sponsored ADR	2,484	272,867
Mexico – 33.6%
Alsea SA de CV	36,200	90,685
America Movil SA de CV Series L sponsored ADR	156,200	4,100,249
Cemex SA de CV sponsored ADR	48,444	2,522,479
Consorcio ARA SA de CV	44,900	165,721
Corporacion Geo SA de CV Series B (a)	144,700	447,542
Fomento Economico Mexicano SA de CV sponsored ADR	17,621	1,198,052
Grupo Continental SA Series I	99,200	164,168
Grupo Mexico SA de CV Series B	454,587	877,059
Grupo Modelo SA de CV Series C	129,500	397,529

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Mexico – continued
Grupo Televisa SA de CV (CPO) sponsored ADR	17,739	$ 1,296,721
Industrias Penoles SA de CV	61,200	267,700
Sare Holding SA de CV Series B (a)	162,300	167,025
Telefonos de Mexico SA de CV Series L sponsored ADR	101,402	2,046,292
Urbi, Desarrollos Urbanos, SA de CV (a)	42,600	272,520
Wal-Mart de Mexico SA de CV Series V	290,695	1,419,517
TOTAL MEXICO		15,433,259

Peru – 0.5%
Compania de Minas Buenaventura SA sponsored ADR	9,700	249,969
United States of America – 0.9%
Southern Copper Corp.	7,700	424,578
TOTAL COMMON STOCKS
(Cost $29,911,392)		43,034,955

Investment Companies — 1.4%

United States of America – 1.4%
iShares S&P Latin America 40 Index Fund
(Cost $589,069)	5,700	657,495

Money Market Funds — 4.8%

Fidelity Cash Central Fund, 3.92% (b)	2,039,524	2,039,524
Fidelity Securities Lending Cash Central Fund, 3.94% (b)(c)	180,075	180,075

TOTAL MONEY MARKET FUNDS
(Cost $2,219,599)		2,219,599

TOTAL INVESTMENT PORTFOLIO – 99.9%
(Cost $32,720,060)		45,912,049

NET OTHER ASSETS – 0.1%		27,892
NET ASSETS – 100%		$45,939,941

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securites on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005
Assets
Investment in securities, at value (including securities loaned of $179,340) (cost $32,720,060) — See accompanying
schedule		$45,912,049
Receivable for investments sold		483,807
Receivable for fund shares sold		441,254
Dividends receivable		135,133
Interest receivable		2,795
Receivable from investment adviser for expense reductions .		5,146
Other affiliated receivables		2,420
Other receivables		6,143
Total assets		46,988,747
Liabilities
Payable for investments purchased	$669,050
Payable for fund shares redeemed	96,812
Accrued management fee	26,446
Distribution fees payable	20,782
Other affiliated payables	13,646
Other payables and accrued expenses	41,995
Collateral on securities loaned, at value	180,075
Total liabilities		1,048,806
Net Assets		$45,939,941
Net Assets consist of:
Paid in capital		$31,225,497
Undistributed net investment income		389,525
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		1,131,846
Net unrealized appreciation (depreciation) on investments
and assets and liabilities in foreign currencies		13,193,073
Net Assets		$45,939,941

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Statement of Assets and Liabilities — continued

October 31, 2005
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($13,736,253 ÷ 505,668 shares)	$27.16
Maximum offering price per share (100/94.25 of $27.16)	$28.82
Class T:
Net Asset Value and redemption price per share
($9,143,518 ÷ 338,855 shares)	$26.98
Maximum offering price per share (100/96.50 of $26.98)	$27.96

Class B:
Net Asset Value and offering price per share
($8,998,326 ÷ 339,045 shares)A	$26.54
Class C:
Net Asset Value and offering price per share
($9,251,592 ÷ 349,337 shares)A	$26.48
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($4,810,252 ÷ 174,004 shares)	$27.64
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements - continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$943,049
Interest		24,319
Security lending		300
		967,668
Less foreign taxes withheld		(70,446)
Total income		897,222

Expenses
Management fee	$190,972
Transfer agent fees	94,220
Distribution fees	146,190
Accounting and security lending fees	18,633
Independent trustees’ compensation	108
Custodian fees and expenses	48,438
Registration fees	56,552
Audit	39,839
Legal	1,454
Miscellaneous	28
Total expenses before reductions	596,434
Expense reductions	(112,048)	484,386

Net investment income (loss)		412,836
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	1,481,275
Foreign currency transactions	(22,215)
Total net realized gain (loss)		1,459,060
Change in net unrealized appreciation (depreciation) on:
Investment securities	10,528,634
Assets and liabilities in foreign currencies	530
Total change in net unrealized appreciation
(depreciation)		10,529,164
Net gain (loss)		11,988,224
Net increase (decrease) in net assets resulting from
operations		$12,401,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$412,836	$155,744
Net realized gain (loss)	1,459,060	592,441
Change in net unrealized appreciation (depreciation) .	10,529,164	1,802,841
Net increase (decrease) in net assets resulting
from operations	12,401,060	2,551,026
Distributions to shareholders from net investment income .	(118,538)	(34,709)
Share transactions -- net increase (decrease)	20,231,894	5,776,559
Redemption fees	57,593	4,047
Total increase (decrease) in net assets	32,572,009	8,296,923

Net Assets
Beginning of period	13,367,932	5,071,009
End of period (including undistributed net investment
income of $389,525 and undistributed net invest-
ment income of $117,443, respectively)	$45,939,941	$13,367,932

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights — Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.72	$ 12.49	$8.29	$9.62	$ 13.26
Income from Investment
Operations
Net investment income (loss)C	42.24		.12	.09	.14D
Net realized and unrealized
gain (loss)	10.14	4.09	4.17	(1.30)	(3.70)
Total from investment operations	10.56	4.33	4.29	(1.21)	(3.56)
Distributions from net investment
income	(.17)	(.11)	(.09)	(.12)	—
Distributions from net realized
gain	—	—	—	—	(.08)
Total distributions	(.17)	(.11)	(.09)	(.12)	(.08)
Redemption fees added to paid in
capitalC	05.01		—	—	—
Net asset value, end of period	$ 27.16	$ 16.72	$12.49	$8.29	$9.62
Total ReturnA,B	63.94%	34.98%	52.29%	(12.87)%	(26.97)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	1.93%	3.07%	5.92%	5.99%	4.96%
Expenses net of voluntary waiv-
ers, if any	1.56%	2.02%	2.02%	2.15%	2.11%
Expenses net of all reductions	1.50%	1.98%	2.02%	2.12%	2.05%
Net investment income (loss)	1.88%	1.63%	1.22%	.86%	1.22%
Supplemental Data
Net assets, end of period (000
omitted)	$13,736	$ 1,954	$918	$428	$546
Portfolio turnover rate	42%	71%	67%	132%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights — Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.63	$ 12.44	$8.24	$9.57	$ 13.21
Income from Investment
Operations
Net investment income (loss)C	36.20		.10	.06	.11D
Net realized and unrealized
gain (loss)	10.09	4.07	4.16	(1.30)	(3.67)
Total from investment operations	10.45	4.27	4.26	(1.24)	(3.56)
Distributions from net investment
income	(.15)	(.09)	(.06)	(.09)	—
Distributions from net realized
gain	—	—	—	—	(.08)
Total distributions	(.15)	(.09)	(.06)	(.09)	(.08)
Redemption fees added to paid in
capitalC	05.01		—	—	—
Net asset value, end of period	$ 26.98	$ 16.63	$12.44	$8.24	$ 9.57
Total ReturnA,B	63.57%	34.59%	52.06%	(13.18)%	(27.07)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.26%	3.47%	6.58%	6.65%	5.48%
Expenses net of voluntary waiv-
ers, if any	1.82%	2.27%	2.27%	2.40%	2.36%
Expenses net of all reductions	1.77%	2.23%	2.27%	2.37%	2.30%
Net investment income (loss)	1.61%	1.38%	.97%	.61%	.97%
Supplemental Data
Net assets, end of period (000
omitted)	$ 9,144	$ 2,585	$1,315	$836	$ 1,124
Portfolio turnover rate	42%	71%	67%	132%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.40	$ 12.29	$8.13	$9.44	$ 13.08
Income from Investment
Operations
Net investment income (loss)C	24.13		.05	.01	.05D
Net realized and unrealized
gain (loss)	9.95	4.02	4.12	(1.28)	(3.61)
Total from investment operations	10.19	4.15	4.17	(1.27)	(3.56)
Distributions from net investment
income	(.10)	(.05)	(.01)	(.04)	—
Distributions from net realized
gain	—	—	—	—	(.08)
Total distributions	(.10)	(.05)	(.01)	(.04)	(.08)
Redemption fees added to paid in
capitalC	05.01		—	—	—
Net asset value, end of period	$ 26.54	$ 16.40	$12.29	$8.13	$ 9.44
Total ReturnA,B	62.73%	33.95%	51.35%	(13.56)%	(27.34)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.73%	3.67%	6.80%	6.90%	5.81%
Expenses net of voluntary waiv-
ers, if any	2.34%	2.77%	2.77%	2.90%	2.86%
Expenses net of all reductions	2.28%	2.73%	2.77%	2.87%	2.80%
Net investment income (loss)	1.10%	.88%	.47%	.11%	.46%
Supplemental Data
Net assets, end of period (000
omitted)	$ 8,998	$ 3,222	$1,513	$814	$ 1,003
Portfolio turnover rate	42%	71%	67%	132%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights — Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.35	$ 12.25	$8.11	$9.43	$ 13.07
Income from Investment
Operations
Net investment income (loss)C	24.13		.05	.01	.06D
Net realized and unrealized
gain (loss)	9.94	4.01	4.10	(1.28)	(3.62)
Total from investment operations	10.18	4.14	4.15	(1.27)	(3.56)
Distributions from net investment
income	(.10)	(.05)	(.01)	(.05)	—
Distributions from net realized
gain	—	—	—	—	(.08)
Total distributions	(.10)	(.05)	(.01)	(.05)	(.08)
Redemption fees added to paid in
capitalC	05.01		—	—	—
Net asset value, end of period	$ 26.48	$ 16.35	$12.25	$8.11	$9.43
Total ReturnA,B	62.86%	33.98%	51.23%	(13.60)%	(27.36)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.69%	3.83%	6.85%	6.88%	5.82%
Expenses net of voluntary waiv-
ers, if any	2.32%	2.77%	2.77%	2.90%	2.86%
Expenses net of all reductions	2.26%	2.73%	2.77%	2.87%	2.79%
Net investment income (loss)	1.12%	.88%	.47%	.11%	.47%
Supplemental Data
Net assets, end of period (000
omitted)	$ 9,252	$ 2,167	$1,114	$686	$759
Portfolio turnover rate	42%	71%	67%	132%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.97	$ 12.64	$8.35	$9.69	$ 13.32
Income from Investment
Operations
Net investment income (loss)B	46.28		.14	.11	.17C
Net realized and unrealized
gain (loss)	10.33	4.15	4.24	(1.30)	(3.72)
Total from investment operations	10.79	4.43	4.38	(1.19)	(3.55)
Distributions from net investment
income	(.17)	(.11)	(.09)	(.15)	—
Distributions from net realized
gain	—	—	—	—	(.08)
Total distributions	(.17)	(.11)	(.09)	(.15)	(.08)
Redemption fees added to paid in
capitalB	05.01		—	—	—
Net asset value, end of period	$ 27.64	$ 16.97	$12.64	$8.35	$9.69
Total ReturnA	64.36%	35.36%	52.99%	(12.65)%	(26.77)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.59%	2.14%	5.40%	5.49%	4.54%
Expenses net of voluntary waiv-
ers, if any	1.36%	1.77%	1.77%	1.90%	1.86%
Expenses net of all reductions	1.30%	1.73%	1.77%	1.87%	1.80%
Net investment income (loss)	2.08%	1.88%	1.47%	1.11%	1.46%
Supplemental Data
Net assets, end of period (000
omitted)	$ 4,810	$ 3,440	$210	$285	$344
Portfolio turnover rate	42%	71%	67%	132%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.06 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund (the fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

25 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

26

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$13,441,264
Unrealized depreciation	(353,467)
Net unrealized appreciation (depreciation)	13,087,797
Undistributed ordinary income	343,753
Undistributed long-term capital gain	1,066,983

Cost for federal income tax purposes	$32,824,252

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$118,538	$34,709

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

27 Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $29,764,435 and $10,913,067, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

28

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$14,113	$680
Class T	25%	.25%	27,600	1,386
Class B	75%	.25%	58,492	44,712
Class C	75%	.25%	45,985	23,848

			$146,190	$70,626

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$48,230
Class T	6,142
Class B*	5,012
Class C*	8,625
$68,009

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

29 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$22,350.39
Class T	24,542.44
Class B	21,646.37
Class C	17,042.37
Institutional Class	8,640.18
	$94,220

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $24,600 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,306 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

30

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense			Reimbursement
	Limitations			from adviser
Class A	2.00%	--	1.50%*	$21,338
Class T	2.25%	--	1.75%*	24,221
Class B	2.75%	--	2.25%*	23,322
Class C	2.75%	--	2.25%*	17,286
Institutional Class	1.75%	--	1.25%*	11,339
				$97,506
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $14,542 for the period.

31 Annual Report

Notes to Financial Statements - continued

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
	Years ended October 31,
	2005	2004
From net investment income
Class A	$24,366	$10,215
Class T	23,671	10,212
Class B	21,602	7,001
Class C	13,964	5,151
Institutional Class	34,935	2,130
Total	$118,538	$34,709

Annual Report

32

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
	Years ended October 31,			Years ended October 31,
	2005	2004	2005	2004
Class A
Shares sold	510,169	276,925	$ 11,788,852	$4,006,837
Reinvestment of distributions	1,263	755	23,193	10,009
Shares redeemed	(122,643)	(234,253)	(2,635,879)	(3,410,954)
Net increase (decrease)	388,789	43,427	$9,176,166	$605,892
Class T
Shares sold	375,209	108,101	$8,423,891	$1,626,926
Reinvestment of distributions	1,255	741	22,942	9,793
Shares redeemed	(193,005)	(59,194)	(4,421,751)	(847,801)
Net increase (decrease)	183,459	49,648	$4,025,082	$788,918
Class B
Shares sold	197,277	125,045	$4,199,916	$1,827,579
Reinvestment of distributions	1,091	510	19,707	6,666
Shares redeemed	(55,807)	(52,239)	(1,185,949)	(743,755)
Net increase (decrease)	142,561	73,316	$3,033,674	$1,090,490
Class C
Shares sold	307,309	85,290	$6,947,916	$1,256,003
Reinvestment of distributions	709	363	12,755	4,728
Shares redeemed	(91,202)	(44,079)	(1,969,800)	(631,163)
Net increase (decrease)	216,816	41,574	$4,990,871	$629,568
Institutional Class
Shares sold	58,199	454,651	$1,308,916	$6,720,457
Reinvestment of distributions	1,584	131	29,523	1,760
Shares redeemed	(88,472)	(268,729)	(2,332,338)	(4,060,526)
Net increase (decrease)	(28,689)	186,053	$(993,899)	$2,661,691

33 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Latin America Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

Annual Report

34

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to
Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Latin America
(2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR
(2005-present). Previously, Mr. Jonas served as President of Fidelity En-
terprise Operations and Risk Services (2004-2005), Chief Administra-
tive Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

36

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

Annual Report

38

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

Annual Report

40

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Latin America. Mr. Churchill also serves as
Vice President of certain Equity Funds (2005-present) and certain High
Income Funds (2005-present). Previously, he served as Head of Fidelity’s
Fixed-Income Division (2000-2005), Vice President of Fidelity’s Money
Market Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and
Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined
Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-
Income Investments.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Latin America. He also serves as Secretary of other
Fidelity funds; Vice President, General Counsel, and Secretary of FMR
Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Man-
agement & Research (U.K.) Inc. (2001-present), Fidelity Management &
Research (Far East) Inc. (2001-present), and Fidelity Investments Money
Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member,
Faculty of Law, at Boston College Law School (2003-present). Previously,
Mr. Roiter served as Vice President and Secretary of Fidelity Distributors
Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Latin America. Mr. Fross also serves as
Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Latin America. Ms. Reynolds also serves as President, Treasurer, and
AML officer of other Fidelity funds (2004) and is a Vice President (2003)
and an employee (2002) of FMR. Before joining Fidelity Investments,
Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC)
(1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Latin America. Mr. Murphy also serves as
Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management
Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Latin America. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and
Executive Vice President of Risk Oversight for Fidelity Investments
(2002). Previously, he served as Executive Vice President and Chief Op-
erating Officer for Fidelity Investments Institutional Services Company,
Inc. (1998-2002).

Annual Report

42

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Latin America. Mr. Hebble also serves as
Deputy Treasurer of other Fidelity funds (2003), and is an employee of
FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche
Asset Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Latin America. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Latin America. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer
(2002-2004) of the Franklin Templeton Funds and Senior Vice President
of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Latin America. Mr. Robins also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2004-present). Before joining Fidelity Investments, Mr.
Robins worked at KPMG LLP, where he was a partner in KPMG’s de-
partment of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accoun-
tant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Latin America. Mr. Byrnes also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Byrnes served as Vice
President of FPCMS (2003-2005). Before joining Fidelity Investments,
Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 1998
Assistant Treasurer of Advisor Latin America. Mr. Costello also serves as
Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Latin America. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Latin America. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Latin America. Mr. Ryan also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Ryan served as Vice Pres-
ident of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Latin America. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments,
Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder
Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

44

Distributions

The Board of Trustees of Advisor Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/05	12/02/05	$.259	$.55
Class T	12/05/05	12/02/05	$.196	$.55
Class B	12/05/05	12/02/05	$.091	$.55
Class C	12/05/05	12/02/05	$.129	$.55

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $1,066,983, or if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/06/04	$.216	$.046
Class T	12/06/04	$.196	$.046
Class B	12/06/04	$.146	$.046
Class C	12/06/04	$.146	$.046

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Latin America Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

46

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.
Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

48

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the one-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

Annual Report

50

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2004, and the total expenses of each of Class B, Class C, Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class B, Class C, Class T and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

Annual Report

52

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

54

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

Fidelity® Advisor

Latin America

Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	7	The managers’ review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	15	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent	33
Registered Public
Accounting Firm
Trustees and Officers	34
Distributions	44
Board Approval of	45
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	64.36%	16.84%	16.77%
A From December 21, 1998.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelityr Advisor Latin America Fund — Institutional Class on December 21, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCIr Emerging Markets — Latin America Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Adam Kutas and Brent Bottamini, Portfolio Manager of Fidelity® Advisor Latin America Fund

Emerging-markets stocks posted strong gains for the 12 months ending October 31, 2005, as the Morgan Stanley Capital InternationalSM (MSCI®) Emerging Markets Index soared 34.34% . The lofty return was largely driven by the skyrocketing prices of oil and other commodities. Many emerging markets are commodity exporters — particularly in Latin America — which helped the economies and fiscal health of these countries. As such, the Latin American region generally outperformed other emerging markets. Still, neither of the top two performers were in the Western Hemisphere. Egypt and Jordan topped the index, despite making up less than 1.00% of the index combined on average during the period. Stocks in the Far East posted strong absolute returns, but mostly trailed other emerging markets because they are primarily exporters of technology, which saw diminished demand. South Korea, the largest component of the index during the past year, rose more than 46%. However, Taiwan, the second-largest constituent, was a significant drag, gaining only 4%. Brazil, the largest Latin American component, was up more than 75%.

During the past year, the fund’s Institutional Class shares rose 64.36%, compared to 61.55% for the MSCI Emerging Markets — Latin America Index and 64.64% for the LipperSM Latin American Funds Average. Versus the Index, the fund benefited primarily from security selection in telecommunication services, an overweighting and stock selection in financials, and an underweighting and stock selection in industrials. Our underweighting in Chile and overweighting in Mexico contributed as well. The fund lost ground due to stock selection in materials, and holding a modest stake in cash. The appreciation of local currencies versus the dollar bolstered the fund’s absolute return. The top performers in absolute terms included Mexican wireless company America Movil, Mexican cement producer Cemex, Brazilian energy giant Petrobras and Brazilian mining company Vale do Rio Doce. Several Brazilian bank holdings, such as Unibanco, helped relative to the index. Slight negative performance came from Chile’s Lan Airlines and Peruvian gold producer Buenaventura. Underweighting Vale do Rio Doce held back the fund’s relative performance.

Note to shareholders:

Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2005, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed in this statement reflect those of the portfolio managers only through October 31, 2005. See page 3 for further discussion of this section of the report.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,390.70	$9.04
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class T
Actual	$1,000.00	$1,389.30	$10.54
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,385.20	$13.53
HypotheticalA	$1,000.00	$1,013.86	$11.42
Class C
Actual	$1,000.00	$1,386.40	$13.53
HypotheticalA	$1,000.00	$1,013.86	$11.42
Institutional Class
Actual	$1,000.00	$1,392.40	$7.54
HypotheticalA	$1,000.00	$1,018.90	$6.36

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

9 Annual Report

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
America Movil SA de CV Series L sponsored
ADR (Mexico, Wireless Telecommunication
Services)	8.9	8.4
Petroleo Brasileiro SA Petrobras (Brazil, Oil, Gas
& Consumable Fuels)	5.8	8.0
Cemex SA de CV sponsored ADR (Mexico,
Construction Materials)	5.5	5.1
Banco Bradesco SA (Brazil, Commercial Banks)	5.1	3.6
Banco Itau Holding Financeira SA (Brazil,
Commercial Banks)	4.9	4.6
	30.2
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Materials	28.8	25.1
Telecommunication Services	16.5	21.8
Financials	13.8	14.0
Energy	10.7	13.0
Consumer Staples	9.3	10.4
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Brazil	52.1	52.1
Mexico	33.6	37.1
Chile	4.2	4.5
United States of America	2.3	0.0
Canada	1.6	0.0
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 93.7%
	Shares	Value (Note 1)

Argentina – 0.1%
Cresud S.A.C.I.F.y A. sponsored ADR	2,900	$31,871
Brazil – 52.1%
AES Tiete SA (PN)	7,200,000	158,273
Aracruz Celulose SA (PN-B) sponsored ADR	8,704	333,363
Banco Bradesco SA:
(PN)	21,614	1,112,471
(PN) sponsored ADR (non-vtg.)	23,300	1,209,037
Banco Itau Holding Financeira SA:
(PN)	71,490	1,705,182
sponsored ADR (non-vtg.)	22,500	539,100
Banco Nossa Caixa SA	6,300	104,357
Braskem SA (PN-A)	24,300	209,245
Centrais Electricas Brasileiras SA (Electrobras) (PN-B)	26,859,800	464,005
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	22,100	784,550
sponsored ADR	2,460	68,708
Companhia de Concessoes Rodoviarias	3,900	103,900
Companhia de Saneamento Basico do Estado de Sao Paulo
(SABESP) sponsored ADR (a)	9,000	144,450
Companhia Energetica de Minas Gerais (CEMIG) (PN)
sponsored ADR (non-vtg.)	7,700	280,280
Companhia Paranaense de Energia-Copel (PN-B) sponsored
ADR	9,100	67,158
Companhia Siderurgica de Tubarao (CST) (PN)	2,338,400	144,460
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	54,000	1,036,800
Companhia Vale do Rio Doce:
(PN-A)	7,100	260,409
(PN-A) sponsored ADR (non-vtg.) (a)	39,300	1,450,170
sponsored ADR (non-vtg.)	39,300	1,624,269
Cyrela Brazil Realty SA	30,000	237,810
Diagnosticos da America SA	14,000	228,173
Embraer – Empresa Brasileira de Aeronautica SA sponsored
ADR	6,500	252,135
Embratel Participacoes SA sponsored ADR (a)(d)	37,100	452,620
Energias do Brasil SA	15,300	154,848
Gerdau SA	5,600	58,293
Gerdau SA sponsored ADR	48,035	651,835
Lojas Renner SA	11,700	311,751
Natura Cosmeticos SA	2,800	113,141
Petroleo Brasileiro SA Petrobras:
(PN)	72,800	1,034,550
(PN) sponsored ADR (non-vtg.)	28,100	1,612,097

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

Brazil – continued
Petroleo Brasileiro SA Petrobras: – continued
sponsored ADR (non-vtg.)	31,100	$ 1,987,290
Tam SA (PN) (a)	40,200	500,759
Tele Norte Leste Participacoes SA	7,400	177,064
Tele Norte Leste Participacoes SA sponsored ADR (non-vtg.)	45,568	806,554
Uniao de Bancos Brasileiros SA (Unibanco):
unit	7,400	77,621
GDR	30,400	1,589,920
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	63,700	1,284,297
Votorantim Celulose e Papel SA:
(PN) (non-vtg.)	3,180	38,257
sponsored ADR (non-vtg.)	45,750	547,628
TOTAL BRAZIL		23,916,830

Canada – 1.6%
Gerdau AmeriSteel Corp.	64,100	304,489
Glamis Gold Ltd. (a)	9,000	188,078
Meridian Gold, Inc. (a)	11,600	217,561
TOTAL CANADA		710,128

Cayman Islands – 0.1%
Apex Silver Mines Ltd. (a)	3,600	55,152
Chile – 4.2%
Compania Acero del Pacifico SA	37,314	473,284
Empresa Nacional de Electricidad SA sponsored ADR	15,400	458,612
Enersis SA sponsored ADR	36,825	402,497
Lan Airlines SA sponsored ADR	16,300	525,186
Vina Concha y Toro SA sponsored ADR	2,885	80,722
TOTAL CHILE		1,940,301

Luxembourg – 0.6%
Tenaris SA sponsored ADR	2,484	272,867
Mexico – 33.6%
Alsea SA de CV	36,200	90,685
America Movil SA de CV Series L sponsored ADR	156,200	4,100,249
Cemex SA de CV sponsored ADR	48,444	2,522,479
Consorcio ARA SA de CV	44,900	165,721
Corporacion Geo SA de CV Series B (a)	144,700	447,542
Fomento Economico Mexicano SA de CV sponsored ADR	17,621	1,198,052
Grupo Continental SA Series I	99,200	164,168
Grupo Mexico SA de CV Series B	454,587	877,059
Grupo Modelo SA de CV Series C	129,500	397,529

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

Mexico – continued
Grupo Televisa SA de CV (CPO) sponsored ADR	17,739	$ 1,296,721
Industrias Penoles SA de CV	61,200	267,700
Sare Holding SA de CV Series B (a)	162,300	167,025
Telefonos de Mexico SA de CV Series L sponsored ADR	101,402	2,046,292
Urbi, Desarrollos Urbanos, SA de CV (a)	42,600	272,520
Wal-Mart de Mexico SA de CV Series V	290,695	1,419,517
TOTAL MEXICO		15,433,259

Peru – 0.5%
Compania de Minas Buenaventura SA sponsored ADR	9,700	249,969
United States of America – 0.9%
Southern Copper Corp.	7,700	424,578
TOTAL COMMON STOCKS
(Cost $29,911,392)		43,034,955

Investment Companies — 1.4%

United States of America – 1.4%
iShares S&P Latin America 40 Index Fund
(Cost $589,069)	5,700	657,495

Money Market Funds — 4.8%

Fidelity Cash Central Fund, 3.92% (b)	2,039,524	2,039,524
Fidelity Securities Lending Cash Central Fund, 3.94% (b)(c)	180,075	180,075

TOTAL MONEY MARKET FUNDS
(Cost $2,219,599)		2,219,599

TOTAL INVESTMENT PORTFOLIO – 99.9%
(Cost $32,720,060)		45,912,049

NET OTHER ASSETS – 0.1%		27,892
NET ASSETS – 100%		$45,939,941

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securites on loan.

(d) Security or a portion of the security is on loan at period end.

Investments - continued Legend

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005
Assets
Investment in securities, at value (including securities loaned of $179,340) (cost $32,720,060) — See accompanying
schedule		$45,912,049
Receivable for investments sold		483,807
Receivable for fund shares sold		441,254
Dividends receivable		135,133
Interest receivable		2,795
Receivable from investment adviser for expense reductions .		5,146
Other affiliated receivables		2,420
Other receivables		6,143
Total assets		46,988,747
Liabilities
Payable for investments purchased	$669,050
Payable for fund shares redeemed	96,812
Accrued management fee	26,446
Distribution fees payable	20,782
Other affiliated payables	13,646
Other payables and accrued expenses	41,995
Collateral on securities loaned, at value	180,075
Total liabilities		1,048,806
Net Assets		$45,939,941
Net Assets consist of:
Paid in capital		$31,225,497
Undistributed net investment income		389,525
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		1,131,846
Net unrealized appreciation (depreciation) on investments
and assets and liabilities in foreign currencies		13,193,073
Net Assets		$45,939,941

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities — continued

October 31, 2005
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($13,736,253 ÷ 505,668 shares)	$27.16
Maximum offering price per share (100/94.25 of $27.16)	$28.82
Class T:
Net Asset Value and redemption price per share
($9,143,518 ÷ 338,855 shares)	$26.98
Maximum offering price per share (100/96.50 of $26.98)	$27.96

Class B:
Net Asset Value and offering price per share
($8,998,326 ÷ 339,045 shares)A	$26.54
Class C:
Net Asset Value and offering price per share
($9,251,592 ÷ 349,337 shares)A	$26.48
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($4,810,252 ÷ 174,004 shares)	$27.64
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$943,049
Interest		24,319
Security lending		300
		967,668
Less foreign taxes withheld		(70,446)
Total income		897,222

Expenses
Management fee	$190,972
Transfer agent fees	94,220
Distribution fees	146,190
Accounting and security lending fees	18,633
Independent trustees’ compensation	108
Custodian fees and expenses	48,438
Registration fees	56,552
Audit	39,839
Legal	1,454
Miscellaneous	28
Total expenses before reductions	596,434
Expense reductions	(112,048)	484,386

Net investment income (loss)		412,836
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	1,481,275
Foreign currency transactions	(22,215)
Total net realized gain (loss)		1,459,060
Change in net unrealized appreciation (depreciation) on:
Investment securities	10,528,634
Assets and liabilities in foreign currencies	530
Total change in net unrealized appreciation
(depreciation)		10,529,164
Net gain (loss)		11,988,224
Net increase (decrease) in net assets resulting from
operations		$12,401,060

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
		Year ended	Year ended
		October 31,	October 31,
		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$412,836	$155,744
Net realized gain (loss)		1,459,060	592,441
Change in net unrealized appreciation (depreciation) .		10,529,164	1,802,841
Net increase (decrease) in net assets resulting
from operations		12,401,060	2,551,026
Distributions to shareholders from net investment income	.	(118,538)	(34,709)
Share transactions -- net increase (decrease)		20,231,894	5,776,559
Redemption fees		57,593	4,047
Total increase (decrease) in net assets		32,572,009	8,296,923

Net Assets
Beginning of period		13,367,932	5,071,009
End of period (including undistributed net investment
income of $389,525 and undistributed net invest-
ment income of $117,443, respectively)		$45,939,941	$13,367,932

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Financial Highlights — Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.72	$ 12.49	$8.29	$9.62	$ 13.26
Income from Investment
Operations
Net investment income (loss)C	42.24		.12	.09	.14D
Net realized and unrealized
gain (loss)	10.14	4.09	4.17	(1.30)	(3.70)
Total from investment operations	10.56	4.33	4.29	(1.21)	(3.56)
Distributions from net investment
income	(.17)	(.11)	(.09)	(.12)	—
Distributions from net realized
gain	—	—	—	—	(.08)
Total distributions	(.17)	(.11)	(.09)	(.12)	(.08)
Redemption fees added to paid in
capitalC	05.01		—	—	—
Net asset value, end of period	$ 27.16	$ 16.72	$12.49	$8.29	$9.62
Total ReturnA,B	63.94%	34.98%	52.29%	(12.87)%	(26.97)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	1.93%	3.07%	5.92%	5.99%	4.96%
Expenses net of voluntary waiv-
ers, if any	1.56%	2.02%	2.02%	2.15%	2.11%
Expenses net of all reductions	1.50%	1.98%	2.02%	2.12%	2.05%
Net investment income (loss)	1.88%	1.63%	1.22%	.86%	1.22%
Supplemental Data
Net assets, end of period (000
omitted)	$13,736	$ 1,954	$918	$428	$546
Portfolio turnover rate	42%	71%	67%	132%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights — Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.63	$ 12.44	$8.24	$9.57	$ 13.21
Income from Investment
Operations
Net investment income (loss)C	36.20		.10	.06	.11D
Net realized and unrealized
gain (loss)	10.09	4.07	4.16	(1.30)	(3.67)
Total from investment operations	10.45	4.27	4.26	(1.24)	(3.56)
Distributions from net investment
income	(.15)	(.09)	(.06)	(.09)	—
Distributions from net realized
gain	—	—	—	—	(.08)
Total distributions	(.15)	(.09)	(.06)	(.09)	(.08)
Redemption fees added to paid in
capitalC	05.01		—	—	—
Net asset value, end of period	$ 26.98	$ 16.63	$12.44	$8.24	$ 9.57
Total ReturnA,B	63.57%	34.59%	52.06%	(13.18)%	(27.07)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.26%	3.47%	6.58%	6.65%	5.48%
Expenses net of voluntary waiv-
ers, if any	1.82%	2.27%	2.27%	2.40%	2.36%
Expenses net of all reductions	1.77%	2.23%	2.27%	2.37%	2.30%
Net investment income (loss)	1.61%	1.38%	.97%	.61%	.97%
Supplemental Data
Net assets, end of period (000
omitted)	$ 9,144	$ 2,585	$1,315	$836	$ 1,124
Portfolio turnover rate	42%	71%	67%	132%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights — Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.40	$ 12.29	$8.13	$9.44	$ 13.08
Income from Investment
Operations
Net investment income (loss)C	24.13		.05	.01	.05D
Net realized and unrealized
gain (loss)	9.95	4.02	4.12	(1.28)	(3.61)
Total from investment operations	10.19	4.15	4.17	(1.27)	(3.56)
Distributions from net investment
income	(.10)	(.05)	(.01)	(.04)	—
Distributions from net realized
gain	—	—	—	—	(.08)
Total distributions	(.10)	(.05)	(.01)	(.04)	(.08)
Redemption fees added to paid in
capitalC	05.01		—	—	—
Net asset value, end of period	$ 26.54	$ 16.40	$12.29	$8.13	$ 9.44
Total ReturnA,B	62.73%	33.95%	51.35%	(13.56)%	(27.34)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.73%	3.67%	6.80%	6.90%	5.81%
Expenses net of voluntary waiv-
ers, if any	2.34%	2.77%	2.77%	2.90%	2.86%
Expenses net of all reductions	2.28%	2.73%	2.77%	2.87%	2.80%
Net investment income (loss)	1.10%	.88%	.47%	.11%	.46%
Supplemental Data
Net assets, end of period (000
omitted)	$ 8,998	$ 3,222	$1,513	$814	$ 1,003
Portfolio turnover rate	42%	71%	67%	132%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights — Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.35	$ 12.25	$8.11	$9.43	$ 13.07
Income from Investment
Operations
Net investment income (loss)C	24.13		.05	.01	.06D
Net realized and unrealized
gain (loss)	9.94	4.01	4.10	(1.28)	(3.62)
Total from investment operations	10.18	4.14	4.15	(1.27)	(3.56)
Distributions from net investment
income	(.10)	(.05)	(.01)	(.05)	—
Distributions from net realized
gain	—	—	—	—	(.08)
Total distributions	(.10)	(.05)	(.01)	(.05)	(.08)
Redemption fees added to paid in
capitalC	05.01		—	—	—
Net asset value, end of period	$ 26.48	$ 16.35	$12.25	$8.11	$9.43
Total ReturnA,B	62.86%	33.98%	51.23%	(13.60)%	(27.36)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.69%	3.83%	6.85%	6.88%	5.82%
Expenses net of voluntary waiv-
ers, if any	2.32%	2.77%	2.77%	2.90%	2.86%
Expenses net of all reductions	2.26%	2.73%	2.77%	2.87%	2.79%
Net investment income (loss)	1.12%	.88%	.47%	.11%	.47%
Supplemental Data
Net assets, end of period (000
omitted)	$ 9,252	$ 2,167	$1,114	$686	$759
Portfolio turnover rate	42%	71%	67%	132%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights — Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.97	$ 12.64	$8.35	$9.69	$ 13.32
Income from Investment
Operations
Net investment income (loss)B	46.28		.14	.11	.17C
Net realized and unrealized
gain (loss)	10.33	4.15	4.24	(1.30)	(3.72)
Total from investment operations	10.79	4.43	4.38	(1.19)	(3.55)
Distributions from net investment
income	(.17)	(.11)	(.09)	(.15)	—
Distributions from net realized
gain	—	—	—	—	(.08)
Total distributions	(.17)	(.11)	(.09)	(.15)	(.08)
Redemption fees added to paid in
capitalB	05.01		—	—	—
Net asset value, end of period	$ 27.64	$ 16.97	$12.64	$8.35	$9.69
Total ReturnA	64.36%	35.36%	52.99%	(12.65)%	(26.77)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.59%	2.14%	5.40%	5.49%	4.54%
Expenses net of voluntary waiv-
ers, if any	1.36%	1.77%	1.77%	1.90%	1.86%
Expenses net of all reductions	1.30%	1.73%	1.77%	1.87%	1.80%
Net investment income (loss)	2.08%	1.88%	1.47%	1.11%	1.46%
Supplemental Data
Net assets, end of period (000
omitted)	$ 4,810	$ 3,440	$210	$285	$344
Portfolio turnover rate	42%	71%	67%	132%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.06 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund (the fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

24

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

25 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$13,441,264
Unrealized depreciation	(353,467)
Net unrealized appreciation (depreciation)	13,087,797
Undistributed ordinary income	343,753
Undistributed long-term capital gain	1,066,983

Cost for federal income tax purposes	$32,824,252

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$118,538	$34,709

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

26

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $29,764,435 and $10,913,067, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

27 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$14,113	$680
Class T	25%	.25%	27,600	1,386
Class B	75%	.25%	58,492	44,712
Class C	75%	.25%	45,985	23,848

			$146,190	$70,626

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$48,230
Class T	6,142
Class B*	5,012
Class C*	8,625
$68,009

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

28

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$22,350.39
Class T	24,542.44
Class B	21,646.37
Class C	17,042.37
Institutional Class	8,640.18
	$94,220

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $24,600 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,306 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

29 Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense			Reimbursement
	Limitations			from adviser
Class A	2.00%	--	1.50%*	$21,338
Class T	2.25%	--	1.75%*	24,221
Class B	2.75%	--	2.25%*	23,322
Class C	2.75%	--	2.25%*	17,286
Institutional Class	1.75%	--	1.25%*	11,339
				$97,506
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $14,542 for the period.

Annual Report

30

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
	Years ended October 31,
	2005	2004
From net investment income
Class A	$24,366	$10,215
Class T	23,671	10,212
Class B	21,602	7,001
Class C	13,964	5,151
Institutional Class	34,935	2,130
Total	$118,538	$34,709

31 Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
	Years ended October 31,			Years ended October 31,
	2005	2004	2005	2004
Class A
Shares sold	510,169	276,925	$ 11,788,852	$4,006,837
Reinvestment of distributions	1,263	755	23,193	10,009
Shares redeemed	(122,643)	(234,253)	(2,635,879)	(3,410,954)
Net increase (decrease)	388,789	43,427	$9,176,166	$605,892
Class T
Shares sold	375,209	108,101	$8,423,891	$1,626,926
Reinvestment of distributions	1,255	741	22,942	9,793
Shares redeemed	(193,005)	(59,194)	(4,421,751)	(847,801)
Net increase (decrease)	183,459	49,648	$4,025,082	$788,918
Class B
Shares sold	197,277	125,045	$4,199,916	$1,827,579
Reinvestment of distributions	1,091	510	19,707	6,666
Shares redeemed	(55,807)	(52,239)	(1,185,949)	(743,755)
Net increase (decrease)	142,561	73,316	$3,033,674	$1,090,490
Class C
Shares sold	307,309	85,290	$6,947,916	$1,256,003
Reinvestment of distributions	709	363	12,755	4,728
Shares redeemed	(91,202)	(44,079)	(1,969,800)	(631,163)
Net increase (decrease)	216,816	41,574	$4,990,871	$629,568
Institutional Class
Shares sold	58,199	454,651	$1,308,916	$6,720,457
Reinvestment of distributions	1,584	131	29,523	1,760
Shares redeemed	(88,472)	(268,729)	(2,332,338)	(4,060,526)
Net increase (decrease)	(28,689)	186,053	$(993,899)	$2,661,691

Annual Report

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Latin America Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

33 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

Annual Report

34

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Latin America
(2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR
(2005-present). Previously, Mr. Jonas served as President of Fidelity En-
terprise Operations and Risk Services (2004-2005), Chief Administra-
tive Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

**	Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

35 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

36

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

Annual Report

38

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

39 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Latin America. Mr. Churchill also serves as
Vice President of certain Equity Funds (2005-present) and certain High
Income Funds (2005-present). Previously, he served as Head of Fidelity’s
Fixed-Income Division (2000-2005), Vice President of Fidelity’s Money
Market Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and
Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined
Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-
Income Investments.

Annual Report

40

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Latin America. He also serves as Secretary of other
Fidelity funds; Vice President, General Counsel, and Secretary of FMR
Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Man-
agement & Research (U.K.) Inc. (2001-present), Fidelity Management &
Research (Far East) Inc. (2001-present), and Fidelity Investments Money
Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member,
Faculty of Law, at Boston College Law School (2003-present). Previously,
Mr. Roiter served as Vice President and Secretary of Fidelity Distributors
Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Latin America. Mr. Fross also serves as
Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Latin America. Ms. Reynolds also serves as President, Treasurer, and
AML officer of other Fidelity funds (2004) and is a Vice President (2003)
and an employee (2002) of FMR. Before joining Fidelity Investments,
Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC)
(1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Latin America. Mr. Murphy also serves as
Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management
Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Latin America. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and
Executive Vice President of Risk Oversight for Fidelity Investments
(2002). Previously, he served as Executive Vice President and Chief Op-
erating Officer for Fidelity Investments Institutional Services Company,
Inc. (1998-2002).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Latin America. Mr. Hebble also serves as
Deputy Treasurer of other Fidelity funds (2003), and is an employee of
FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche
Asset Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Latin America. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Latin America. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer
(2002-2004) of the Franklin Templeton Funds and Senior Vice President
of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Latin America. Mr. Robins also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2004-present). Before joining Fidelity Investments, Mr.
Robins worked at KPMG LLP, where he was a partner in KPMG’s de-
partment of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accoun-
tant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Latin America. Mr. Byrnes also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Byrnes served as Vice
President of FPCMS (2003-2005). Before joining Fidelity Investments,
Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

Annual Report

42

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 1998
Assistant Treasurer of Advisor Latin America. Mr. Costello also serves as
Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Latin America. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Latin America. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Latin America. Mr. Ryan also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Ryan served as Vice Pres-
ident of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Latin America. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments,
Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder
Funds and Vice President and Head of Fund Reporting (1996-2003).

43 Annual Report

Distributions

The Board of Trustees of Advisor Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/05/05	12/02/05	$.296	$.55

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $1,066,983, or if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/04	$.216	$.046

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

44

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Latin America Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

Annual Report

46

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the one-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

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48

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2004, and the total expenses of each of Class B, Class C, Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

50

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class B, Class C, Class T and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

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52

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

53 Annual Report

Annual Report

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Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

Fidelity® Advisor

Overseas

Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	8	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	9	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	21	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	30	Notes to the financial statements.
Report of Independent	39
Registered Public
Accounting Firm
Trustees and Officers	40
Distributions	50
Board Approval of	51
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

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Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 5.75%
sales charge)A	9.74%	--0.17%	5.66%

Class T (incl. 3.50%
sales charge)	12.24%	0.15%	5.79%

Class B (incl. contingent
deferred sales charge)B	10.53%	--0.20%	5.74%

Class C (incl. contingent
deferred sales charge)C	14.58%	0.24%	5.51%

A Class A’s 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class’s average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A’s 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee. Class B shares’ contingent deferred sales charges included in the past one year, past 5 year, and the past 10 year total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on Novem-ber 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares’ 1.00% 12b-1 fee. Class C shares’ contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively.

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$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund —Class T on October 31, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCIr EAFEr Index performed over the same period.

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Management’s Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of Fidelity® Advisor Overseas Fund

Foreign stock markets enjoyed broad-based advances during the 12-month period that ended October 31, 2005, encouraged by better-than-expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCIr EAFE®) Index — a performance measure of developed stock markets outside the United States and Canada — gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. Euro-pean stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Returns for U.S. investors in overseas markets, while robust, were tempered somewhat by the strength of the dollar versus many major currencies. During the past year, Fidelity Advisor Overseas Fund’s Class A, Class T, Class B and Class C shares gained 16.44%, 16.31%, 15.53% and 15.58%, respectively, trailing the LipperSM International Funds Average, which rose 17.75%, and the MSCI EAFE index. A big overweighting in the information technology (IT) sector — particularly among semiconductors — was the main reason for lagging the index, as that group was IT’s worst-performing component during the period. Good stock picking within the group, however, helped offset some of the damage there. Among the biggest detractors were Japanese semiconductor equipment maker Tokyo Electron, German chip maker Infineon Technologies and Taiwan-ese chip maker United Microelectronics. French telecommunications equipment giant Alcatel also disappointed in the tech hardware/equipment space. On the upside, the fund was buoyed by astute stock selection in financials, especially among banks, as well as in energy stocks. Canadian oil and natural gas producer EnCana and French integrated oil company Total were the two biggest relative contributors. Strong results also came from South Korea’s Kookmin Bank and India’s Housing Development Finance Corp., helped in part by favorable currency movements in these countries. Some of these stocks were no longer held at period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9 Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,108.00	$6.48
HypotheticalA	$1,000.00	$1,019.06	$6.21
Class T
Actual	$1,000.00	$1,106.90	$7.17
HypotheticalA	$1,000.00	$1,018.40	$6.87
Class B
Actual	$1,000.00	$1,103.30	$10.60
HypotheticalA	$1,000.00	$1,015.12	$10.16
Class C
Actual	$1,000.00	$1,103.90	$10.45
HypotheticalA	$1,000.00	$1,015.27	$10.01
Institutional Class
Actual	$1,000.00	$1,110.20	$4.36
HypotheticalA	$1,000.00	$1,021.07	$4.18

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.22%
Class T	1.35%
Class B	2.00%
Class C	1.97%
Institutional Class	82%

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Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
BP PLC (United Kingdom, Oil, Gas &
Consumable Fuels)	2.2	2.5
Total SA Series B (France, Oil, Gas &
Consumable Fuels)	1.9	4.4
Toyota Motor Corp. (Japan, Automobiles)	1.8	1.1
Vodafone Group PLC (United Kingdom, Wireless
Telecommunication Services)	1.8	2.5
Novartis AG (Reg.) (Switzerland,
Pharmaceuticals)	1.8	1.7
	9.5
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	25.7	27.9
Consumer Discretionary	12.6	9.7
Health Care	10.0	7.1
Information Technology	9.3	25.1
Energy	8.8	9.4
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
United Kingdom	23.6	11.6
Japan	18.6	20.1
France	11.0	11.2
Switzerland	8.9	10.6
Germany	8.8	8.3
Percentages are adjusted for the effect of open futures contracts, if applicable.

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 95.2%
	Shares	Value (Note 1)
		(000s)

Australia – 0.9%
BHP Billiton Ltd.	344,600	$5,350
Computershare Ltd.	539,700	2,643
Rio Tinto Ltd.	32,300	1,360
TOTAL AUSTRALIA		9,353

Austria – 0.3%
OMV AG	68,200	3,679
Belgium – 0.5%
InBev SA	83,900	3,354
Umicore SA	22,900	2,292
TOTAL BELGIUM		5,646

Canada – 0.2%
Talisman Energy, Inc.	37,800	1,674
Denmark – 0.9%
East Asiatic Co. Ltd.	21,500	1,627
GN Store Nordic AS	256,300	3,088
Vestas Wind Systems AS (a)(d)	250,900	5,430
TOTAL DENMARK		10,145

Egypt – 0.1%
Orascom Telecom SAE GDR	21,600	1,059
Finland – 1.2%
Neste Oil Oyj	94,300	2,922
Nokia Corp.	631,800	10,627
TOTAL FINLAND		13,549

France – 11.0%
Accor SA	111,912	5,589
Alstom SA (a)	85,100	4,080
AXA SA	191,996	5,560
BNP Paribas SA	81,481	6,178
Carrefour SA	94,100	4,185
CNP Assurances	39,700	2,763
Compagnie Generale de Geophysique SA (a)	22,300	1,945
Financiere Marc de Lacharriere SA (Fimalac)	39,600	2,150
France Telecom SA	132,999	3,457
Gaz de France	66,700	2,051
Groupe Danone	47,600	4,856
Hermes International SA	9,900	2,222
L’Air Liquide SA	33,400	6,074

See accompanying notes which are an integral part of the financial statements.

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12

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

France – continued
L’Oreal SA	61,534	$4,525
Lagardere S.C.A. (Reg.)	48,400	3,327
Louis Vuitton Moet Hennessy (LVMH)	41,800	3,385
Neopost SA	33,600	3,242
Pernod Ricard SA	32,700	5,719
Safran SA	177,100	3,524
Sanofi-Aventis sponsored ADR	258,800	10,383
Silicon On Insulator Technologies SA (SOITEC) (a)(d)	99,200	1,485
Total SA Series B	80,497	20,288
Vallourec SA	3,200	1,439
Vinci SA	34,500	2,696
Vivendi Universal SA sponsored ADR	280,900	8,826
TOTAL FRANCE		119,949

Germany – 8.8%
Adidas-Salomon AG	18,400	3,088
Allianz AG (Reg.)	53,400	7,551
BASF AG	74,832	5,388
Bayer AG	154,800	5,387
DaimlerChrysler AG	140,000	7,007
Deutsche Bank AG (NY Shares)	43,200	4,044
Deutsche Boerse AG	28,610	2,692
Deutsche Post AG	222,800	4,968
Deutsche Telekom AG sponsored ADR	120,000	2,124
E.ON AG	123,979	11,236
ESCADA AG (a)	160,488	4,079
GFK AG	39,220	1,300
Heidelberger Druckmaschinen AG	152,700	4,851
Hugo Boss AG	100,700	3,428
Hypo Real Estate Holding AG	68,400	3,308
IWKA AG	89,100	1,976
Metro AG	85,900	3,907
MPC Muenchmeyer Petersen Capital AG	20,700	1,464
SAP AG sponsored ADR	231,100	9,923
SGL Carbon AG (a)	241,400	3,533
Software AG (Bearer)	47,800	2,171
United Internet AG	68,900	2,226
TOTAL GERMANY		95,651

Gibraltar – 0.1%
PartyGaming PLC	574,400	887

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Greece – 0.4%
Cosmote Mobile Telecommunications SA	200,000	$4,109
Hong Kong – 0.9%
Esprit Holdings Ltd.	393,500	2,774
Hong Kong Exchanges & Clearing Ltd.	889,500	2,972
Hutchison Whampoa Ltd.	215,700	2,042
Wharf Holdings Ltd.	709,000	2,419
TOTAL HONG KONG		10,207

India – 1.6%
Bajaj Auto Ltd.	51,100	1,936
Cipla Ltd.	212,928	1,702
Housing Development Finance Corp. Ltd.	213,020	4,575
Infosys Technologies Ltd.	64,897	3,631
Satyam Computer Services Ltd.	290,105	3,881
State Bank of India	84,732	1,757
TOTAL INDIA		17,482

Ireland – 1.6%
Allied Irish Banks PLC	332,900	7,001
DEPFA BANK PLC	194,000	3,023
Irish Life & Permanent PLC	233,800	4,120
Ryanair Holdings PLC sponsored ADR (a)	54,900	2,721
TOTAL IRELAND		16,865

Israel – 0.3%
Bank Hapoalim BM (Reg.)	990,500	3,794
Italy – 2.9%
Azimut Holdings Spa	211,200	1,524
Banca Intesa Spa	993,300	4,635
Banche Popolari Unite S.c.a.r.l.	160,800	3,404
ENI Spa (d)	395,291	10,574
Telecom Italia Spa sponsored ADR	69,400	2,015
Unicredito Italiano Spa	1,615,700	9,022
TOTAL ITALY		31,174

Japan – 18.6%
Aeon Co. Ltd.	347,400	7,220
Aoyama Trading Co. Ltd.	76,800	2,315
Astellas Pharma, Inc.	146,000	5,247
Canon, Inc.	115,800	6,146
Credit Saison Co. Ltd.	69,200	3,146

See accompanying notes which are an integral part of the financial statements.

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14

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Daiwa Securities Group, Inc.	809,000	$6,649
E*TRADE Securities Co. Ltd. (d)	900	4,731
Fujitsu Ltd.	693,000	4,585
Hoya Corp.	32,900	1,157
Hoya Corp. New	98,700	3,445
Ibiden Co. Ltd.	53,700	2,176
Intelligent Wave, Inc.	800	2,653
JAFCO Co. Ltd. (d)	55,400	3,339
JFE Holdings, Inc.	86,200	2,680
KOEI Co. Ltd. (d)	50,600	1,534
Kose Corp.	47,300	1,716
Kyushu-Shinwa Holdings, Inc. (a)	2,251,000	6,160
Millea Holdings, Inc.	210	3,821
Mitsubishi UFJ Financial Group, Inc.	557	7,068
Mitsui & Co. Ltd.	319,000	3,931
Mitsui Fudosan Co. Ltd.	56,000	919
Mitsui Trust Holdings, Inc.	404,500	4,883
Mizuho Financial Group, Inc.	500	3,343
Murata Manufacturing Co. Ltd.	50,000	2,498
Nafco Co. Ltd.	25,500	844
Nikko Cordial Corp.	537,000	6,511
Nippon Electric Glass Co. Ltd.	172,000	3,299
Nippon Steel Corp.	953,000	3,409
Nishimatsuya Chain Co. Ltd.	45,000	1,715
Nitto Denko Corp.	92,100	5,591
Nomura Holdings, Inc.	275,300	4,264
OMC Card, Inc.	162,600	2,736
ORIX Corp.	19,900	3,735
Otsuka Kagu Ltd.	79,800	2,322
Sega Sammy Holdings, Inc.	83,800	3,019
Sega Sammy Holdings, Inc. New	54,500	1,978
Seiyu Ltd. (a)(d)	838,000	1,720
Seven & I Holdings Co. Ltd. (a)	50,600	1,665
Sompo Japan Insurance, Inc	234,700	3,537
Sony Corp. sponsored ADR	66,700	2,188
Sumitomo Mitsui Financial Group, Inc.	970	8,988
T&D Holdings, Inc.	44,450	2,806
Takashimaya Co. Ltd.	328,000	4,414
Takefuji Corp.	55,520	3,899
The Keiyo Bank Ltd.	697,000	5,245
The Sumitomo Warehouse Co. Ltd. (d)	175,000	1,361
Tokuyama Corp.	189,000	1,882

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Tokyo Electron Ltd.	67,400	$3,391
Toyota Motor Corp.	430,400	19,973
USS Co. Ltd.	16,980	1,171
Xebio Co. Ltd.	43,000	1,854
Yahoo! Japan Corp	2,843	3,028
Yahoo! Japan Corp. New	2,343	2,536
Yamada Denki Co. Ltd.	15,200	1,339
TOTAL JAPAN		201,782

Korea (South) – 0.5%
Hyundai Motor Co.	29,481	2,163
Shinsegae Co. Ltd.	8,090	2,898
TOTAL KOREA (SOUTH)		5,061

Luxembourg – 0.3%
SES Global unit	229,400	3,589
Mexico – 0.3%
Fomento Economico Mexicano SA de CV sponsored ADR	47,900	3,257
Netherlands – 3.3%
ABN-AMRO Holding NV	205,100	4,869
ASML Holding NV (a)	309,522	5,256
DSM NV	89,900	3,228
EADS NV (d)	113,300	3,925
ING Groep NV (Certificaten Van Aandelen)	185,946	5,366
Koninklijke Numico NV (a)	71,200	2,883
Unilever NV (NY Shares)	31,700	2,229
VNU NV	266,240	8,467
TOTAL NETHERLANDS		36,223

Norway – 1.7%
DnB NOR ASA	518,300	5,298
Ocean RIG ASA (a)	184,300	2,054
Statoil ASA	206,100	4,609
Telenor ASA	355,000	3,465
Yara International ASA	151,600	2,499
TOTAL NORWAY		17,925

Oman – 0.0%
BankMuscat SAOG sponsored GDR (a)	18,500	463
Philippines – 0.2%
Philippine Long Distance Telephone Co. sponsored ADR (d)	56,700	1,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

South Africa – 0.3%
Nedbank Group Ltd	264,000	$3,364
Spain – 1.7%
Banco Bilbao Vizcaya Argentaria SA	209,400	3,692
Banco Pastor SA (Reg.)	38,200	1,634
Banco Santander Central Hispano SA sponsored ADR	300,000	3,807
Gestevision Telecinco SA	15,600	346
Telefonica SA	581,848	9,300
TOTAL SPAIN		18,779

Sweden – 1.8%
Eniro AB	233,800	2,555
Gambro AB (A Shares)	224,400	3,171
Kungsleden AB	84,000	2,200
Modern Times Group AB (MTG) (B Shares) (a)	60,900	2,329
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	277,700	9,111
TOTAL SWEDEN		19,366

Switzerland – 8.9%
ABB Ltd. (Reg.) (a)	758,159	5,799
Clariant AG (Reg.)	190,900	2,547
Compagnie Financiere Richemont unit	120,700	4,592
Credit Suisse Group (Reg.)	200,604	8,889
Nestle SA (Reg.)	42,881	12,773
Nobel Biocare Holding AG (Switzerland)	22,500	5,188
Novartis AG (Reg.)	351,054	18,894
Phonak Holding AG	57,100	2,381
Roche Holding AG (participation certificate)	110,884	16,566
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	6,700	4,937
Syngenta AG (Switzerland)	30,800	3,302
UBS AG (Reg.)	126,431	10,831
TOTAL SWITZERLAND		96,699

Taiwan – 0.8%
Acer, Inc.	930,000	1,882
Hon Hai Precision Industry Co. Ltd. (Foxconn)	96,187	416
Sunplus Technology Co. Ltd.	103,512	90
Taiwan Semiconductor Manufacturing Co. Ltd.	2,068,782	3,206
United Microelectronics Corp.	4,364,956	2,316
United Microelectronics Corp. sponsored ADR (d)	79,561	232
TOTAL TAIWAN		8,142

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – 23.6%
Admiral Group PLC	234,900	$1,817
Anglo American PLC (United Kingdom)	115,500	3,415
AstraZeneca PLC (United Kingdom)	209,400	9,402
BAE Systems PLC	918,100	5,372
Barclays PLC	427,500	4,234
Benfield Group PLC	395,200	2,239
BG Group PLC	778,000	6,832
BHP Billiton PLC	441,702	6,495
Body Shop International PLC	411,000	1,528
BP PLC	2,113,708	23,393
British Land Co. PLC	342,300	5,394
Cadbury Schweppes PLC	453,100	4,460
Corin Group PLC	132,100	777
Diageo PLC	459,300	6,824
Easynet Group PLC (a)	635,600	1,936
Eircom Group PLC	707,800	1,697
Gallaher Group PLC	179,400	2,782
GlaxoSmithKline PLC	723,500	18,807
Gyrus Group PLC (a)	680,600	3,850
HBOS PLC	139,400	2,060
Hilton Group PLC	891,300	5,353
HSBC Holdings PLC (United Kingdom) (Reg.)	1,020,567	16,076
Informa PLC	374,900	2,484
Intertek Group PLC	80,500	1,015
ITE Group PLC	1,217,300	2,435
ITV PLC	1,906,208	3,510
Jardine Lloyd Thompson Group PLC	674,400	5,695
Lloyds TSB Group PLC	332,400	2,719
M&C Saatchi	591,000	1,130
Man Group PLC	128,897	3,514
Mothercare PLC	159,693	896
O2 PLC	1,168,000	4,255
Pipex Communications PLC (a)	1,032,700	169
Prudential PLC	598,700	5,024
Reckitt Benckiser PLC	74,500	2,252
Reuters Group PLC	803,400	5,110
Rio Tinto PLC (Reg.)	148,418	5,663
Royal Bank of Scotland Group PLC	269,500	7,462
Royal Dutch Shell PLC:
Class A sponsored ADR	233,500	14,486
Class B	99,000	3,238
SABMiller PLC	232,600	4,390

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
Smiths Group PLC	227,400	$3,674
Sportingbet PLC	505,900	2,638
Taylor Nelson Sofres PLC	610,600	2,249
Tesco PLC	1,212,211	6,455
Virgin Mobile Holdings (UK) PLC	513,700	2,728
Vodafone Group PLC	7,598,379	19,953
Whatman PLC	582,900	2,890
Xstrata PLC	135,500	3,102
Yell Group PLC	268,400	2,103
TOTAL UNITED KINGDOM		255,982

United States of America – 1.5%
Dominion Resources, Inc.	57,200	4,352
Janus Capital Group, Inc.	265,800	4,665
Synthes, Inc.	66,498	7,041
TOTAL UNITED STATES OF AMERICA		16,058

TOTAL COMMON STOCKS
(Cost $1,009,530)		1,033,623

Money Market Funds — 7.7%

Fidelity Cash Central Fund, 3.92% (b)	54,191,991	54,192
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	29,296,188	29,296
TOTAL MONEY MARKET FUNDS
(Cost $83,488)		83,488

TOTAL INVESTMENT PORTFOLIO – 102.9%
(Cost $1,093,018)		1,117,111

NET OTHER ASSETS – (2.9)%		(31,592)
NET ASSETS – 100%		$1,085,519

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments - continued Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $28,128) (cost $1,093,018) — See
accompanying schedule		$1,117,111
Receivable for investments sold		6,847
Receivable for fund shares sold		1,098
Dividends receivable		1,029
Interest receivable		120
Other affiliated receivables		1
Other receivables		435
Total assets		1,126,641

Liabilities
Payable to custodian bank	$148
Payable for investments purchased	7,641
Payable for fund shares redeemed	2,734
Accrued management fee	432
Distribution fees payable	341
Other affiliated payables	292
Other payables and accrued expenses	238
Collateral on securities loaned, at value	29,296
Total liabilities		41,122

Net Assets		$1,085,519
Net Assets consist of:
Paid in capital		$1,043,170
Undistributed net investment income		7,795
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		10,582
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		23,972
Net Assets		$1,085,519

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities — continued
Amounts in thousands (except per-share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($132,699 ÷ 7,229 shares)	$18.36
Maximum offering price per share (100/94.25 of
$18.36)	$19.48
Class T:
Net Asset Value and redemption price per share
($581,821 ÷ 31,214 shares)	$18.64
Maximum offering price per share (100/96.50 of
$18.64)	$19.32
Class B:
Net Asset Value and offering price per share
($46,656 ÷ 2,647 shares)A	$17.63
Class C:
Net Asset Value and offering price per share
($37,554 ÷ 2,092 shares)A	$17.95
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($286,789 ÷ 15,387 shares) .	$18.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Dividends		$25,987
Interest		733
Security lending		1,067
		27,787
Less foreign taxes withheld		(3,677)
Total income		24,110

Expenses
Management fee
Basic fee	$9,114
Performance adjustment	(2,646)
Transfer agent fees	3,174
Distribution fees	5,223
Accounting and security lending fees	625
Independent trustees’ compensation	6
Custodian fees and expenses	576
Registration fees	90
Audit	83
Legal	5
Interest	39
Miscellaneous	23
Total expenses before reductions	16,312
Expense reductions	(1,162)	15,150

Net investment income (loss)		8,960
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $199)	270,061
Foreign currency transactions	76
Total net realized gain (loss)		270,137
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred for-
eign taxes of $515)	(63,413)
Assets and liabilities in foreign currencies	(73)
Total change in net unrealized appreciation
(depreciation)		(63,486)
Net gain (loss)		206,651
Net increase (decrease) in net assets resulting from
operations		$215,611

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
		Year ended	Year ended
		October 31,	October 31,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$8,960	$1,999
Net realized gain (loss)		270,137	144,792
Change in net unrealized appreciation (depreciation) .		(63,486)	(48)
Net increase (decrease) in net assets resulting
from operations		215,611	146,743
Distributions to shareholders from net investment income	.	(2,281)	(9,233)
Distributions to shareholders from net realized gain		(5,591)	—
Total distributions		(7,872)	(9,233)
Share transactions -- net increase (decrease)		(709,958)	98,813
Redemption fees		52	19
Total increase (decrease) in net assets		(502,167)	236,342

Net Assets
Beginning of period		1,587,686	1,351,344
End of period (including undistributed net investment
income of $7,795 and undistributed net investment
income of $897, respectively)		$1,085,519	$1,587,686

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights — Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 15.86	$ 14.41	$ 11.01	$ 12.90	$ 19.88
Income from Investment
Operations
Net investment income
(loss)C	13	.04D	.05	.01	.06
Net realized and unreal-
ized gain (loss)	2.47	1.54	3.35	(1.90)	(4.89)
Total from investment
operations	2.60	1.58	3.40	(1.89)	(4.83)
Distributions from net
investment income	(.04)	(.13)	—	—	(.43)
Distributions from net
realized gain	(.06)	—	—	—	(1.72)
Total distributions	(.10)	(.13)	—	—	(2.15)
Redemption fees added to
paid in capitalC	—F	—F	—	—	—
Net asset value, end of
period	$ 18.36	$ 15.86	$ 14.41	$ 11.01	$ 12.90
Total ReturnA,B	16.44%	11.03%	30.88%	(14.65)%	(27.16)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	1.24%	1.36%	1.34%	1.56%	1.46%
Expenses net of voluntary
waivers, if any	1.24%	1.36%	1.34%	1.56%	1.46%
Expenses net of all
reductions	1.15%	1.32%	1.30%	1.52%	1.41%
Net investment income
(loss)	76%	.24%D	.43%	.07%	.40%
Supplemental Data
Net assets, end of period
(in millions)	$ 133	$ 115	$ 68	$ 44	$ 46
Portfolio turnover rate	120%	85%	99%	73%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bank ruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been .21%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights — Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.09	$ 14.61	$ 11.18	$ 13.11	$ 20.13
Income from Investment
Operations
Net investment income
(loss)C	11	.02D	.04	(.01)	.04
Net realized and unreal-
ized gain (loss)	2.51	1.56	3.39	(1.92)	(4.99)
Total from investment
operations	2.62	1.58	3.43	(1.93)	(4.95)
Distributions from net
investment income	(.01)	(.10)	—	—	(.35)
Distributions from net
realized gain	(.06)	—	—	—	(1.72)
Total distributions	(.07)	(.10)	—	—	(2.07)
Redemption fees added to
paid in capitalC	—F	—F	—	—	—
Net asset value, end of
period	$ 18.64	$ 16.09	$ 14.61	$ 11.18	$ 13.11
Total ReturnA,B	16.31%	10.86%	30.68%	(14.72)%	(27.33)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	1.36%	1.48%	1.46%	1.68%	1.62%
Expenses net of voluntary
waivers, if any	1.36%	1.48%	1.46%	1.68%	1.62%
Expenses net of all
reductions	1.27%	1.43%	1.42%	1.64%	1.57%
Net investment income
(loss)	64%	.12%D	.31%	(.05)%	.24%
Supplemental Data
Net assets, end of period
(in millions)	$ 582	$ 1,181	$ 1,114	$ 928	$ 1,185
Portfolio turnover rate	120%	85%	99%	73%	99%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bank ruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been .09%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights — Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 15.26	$ 13.87	$ 10.71	$ 12.63	$ 19.49
Income from Investment
Operations
Net investment income
(loss)C	(.01)	(.10)D	(.06)	(.08)	(.06)
Net realized and unreal-
ized gain (loss)	2.38	1.50	3.22	(1.84)	(4.83)
Total from investment
operations	2.37	1.40	3.16	(1.92)	(4.89)
Distributions from net
investment income	—	(.01)	—	—	(.25)
Distributions from net
realized gain	—	—	—	—	(1.72)
Total distributions	—	(.01)	—	—	(1.97)
Redemption fees added to
paid in capitalC	—F	—F	—	—	—
Net asset value, end of
period	$ 17.63	$ 15.26	$ 13.87	$ 10.71	$ 12.63
Total ReturnA,B	15.53%	10.10%	29.51%	(15.20)%	(27.83)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.04%	2.25%	2.27%	2.43%	2.27%
Expenses net of voluntary
waivers, if any	2.04%	2.25%	2.27%	2.30%	2.27%
Expenses net of all
reductions	1.95%	2.21%	2.22%	2.26%	2.23%
Net investment income
(loss)	(.04)%	(.65)%D	(.49)%	(.66)%	(.42)%
Supplemental Data
Net assets, end of period
(in millions)	$ 47	$ 57	$ 59	$ 53	$ 80
Portfolio turnover rate	120%	85%	99%	73%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bank ruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been (.68)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights — Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 15.53	$ 14.11	$ 10.88	$ 12.84	$ 19.80
Income from Investment
Operations
Net investment income
(loss)C	—F	(.08)D	(.05)	(.08)	(.05)
Net realized and unreal-
ized gain (loss)	2.42	1.52	3.28	(1.88)	(4.89)
Total from investment
operations	2.42	1.44	3.23	(1.96)	(4.94)
Distributions from net
investment income	—	(.02)	—	—	(.30)
Distributions from net
realized gain	—	—	—	—	(1.72)
Total distributions	—	(.02)	—	—	(2.02)
Redemption fees added to
paid in capitalC	—F	—F	—	—	—
Net asset value, end of
period	$ 17.95	$ 15.53	$ 14.11	$ 10.88	$ 12.84
Total ReturnA,B	15.58%	10.21%	29.69%	(15.26)%	(27.70)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.00%	2.14%	2.17%	2.34%	2.19%
Expenses net of voluntary
waivers, if any	2.00%	2.14%	2.17%	2.30%	2.19%
Expenses net of all
reductions	1.90%	2.10%	2.13%	2.26%	2.14%
Net investment income
(loss)	01%	(.54)%D	(.40)%	(.66)%	(.34)%
Supplemental Data
Net assets, end of period
(in millions)	$ 38	$ 40	$ 41	$ 36	$ 52
Portfolio turnover rate	120%	85%	99%	73%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bank ruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been (.57)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights — Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.09	$ 14.60	$ 11.11	$ 12.97	$ 19.95
Income from Investment
Operations
Net investment income
(loss)B	21	.10C	.10	.06	.12
Net realized and unreal-
ized gain (loss)	2.50	1.56	3.39	(1.92)	(4.91)
Total from investment
operations	2.71	1.66	3.49	(1.86)	(4.79)
Distributions from net
investment income	(.10)	(.17)	—	—	(.47)
Distributions from net
realized gain	(.06)	—	—	—	(1.72)
Total distributions	(.16)	(.17)	—	—	(2.19)
Redemption fees added to
paid in capitalB	—E	—E	—	—	—
Net asset value, end of
period	$ 18.64	$ 16.09	$ 14.60	$ 11.11	$ 12.97
Total ReturnA	16.91%	11.46%	31.41%	(14.34)%	(26.89)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	83%	.98%	.93%	1.14%	1.06%
Expenses net of voluntary
waivers, if any	83%	.98%	.93%	1.14%	1.06%
Expenses net of all
reductions	73%	.93%	.89%	1.10%	1.02%
Net investment income
(loss)	1.18%	.62%C	.84%	.49%	.79%
Supplemental Data
Net assets, end of period
(in millions)	$ 287	$ 194	$ 69	$ 63	$ 69
Portfolio turnover rate	120%	85%	99%	73%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bank ruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been .59%.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

30

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued.

Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

31 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforward, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$75,603
Unrealized depreciation	(58,685)
Net unrealized appreciation (depreciation)	16,918
Undistributed ordinary income	15,854
Undistributed long-term capital gain	8,404

Cost for federal income tax purposes	$1,100,193

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$7,872	$9,233

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

32

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,474,617 and $2,149,058, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .51% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

33 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$303	$4
Class T	25%	.25%	3,993	54
Class B	75%	.25%	534	401
Class C	75%	.25%	393	26
			$5,223	$485

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$17
Class T	16
Class B*	87
Class C*	2
$122

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

34

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$444.37
Class T	1,867.23
Class B	221.41
Class C	145.37
Institutional Class	497.20
	$3,174

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,345 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower	Average Daily	Weighted Average	(included in
or Lender	Loan Balance	Interest Rate	interest income)	Interest Expense
Borrower	$20,669	2.77%	—	$38

35 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,536. The weighted average interest rate was 2.81% . At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,161 for the period. In addition, through arrangements with each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1

Annual Report 36

9. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,	2005		2004
From net investment income
Class A	$302	$		690
Class T	731			7,601
Class B	—			43
Class C	—			60
Institutional Class	1,248			839
Total	$2,281	$		9,233
From net realized gain
Class A	$453	$		—
Class T	4,389			—
Institutional Class	749			—
Total	$5,591	$		—

37 Annual Report

Notes to Financial Statements - continued
(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	3,732	7,000	$65,178	$108,791
Reinvestment of distributions	39	42	666	626
Shares redeemed	(3,797)	(4,530)	(66,076)	(70,180)
Net increase (decrease)	(26)	2,512	$(232)	$39,237
Class T
Shares sold	8,485	24,989	$148,888	$393,254
Reinvestment of distributions	288	495	5,033	7,425
Shares redeemed	(50,965)	(28,317)	(894,992)	(445,467)
Net increase (decrease)	(42,192)	(2,833)	$(741,071)	$(44,788)
Class B
Shares sold	210	620	$3,515	$9,320
Reinvestment of distributions	—	3	—	38
Shares redeemed	(1,282)	(1,179)	(21,411)	(17,557)
Net increase (decrease)	(1,072)	(556)	$(17,896)	$(8,199)
Class C
Shares sold	321	667	$5,484	$10,090
Reinvestment of distributions	—	4	—	52
Shares redeemed	(822)	(957)	(14,006)	(14,442)
Net increase (decrease)	(501)	(286)	$(8,522)	$(4,300)
Institutional Class
Shares sold	5,599	9,569	$98,450	$152,454
Reinvestment of distributions	61	35	1,066	515
Shares redeemed	(2,356)	(2,281)	(41,753)	(36,106)
Net increase (decrease)	3,304	7,323	$57,763	$116,863

Annual Report

38

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Overseas Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

39 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

Annual Report

40

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Overseas (2005-present).
He also serves as Senior Vice President of other Fidelity funds
(2005-present). Mr. Jonas is Executive Director of FMR (2005-present).
Previously, Mr. Jonas served as President of Fidelity Enterprise Opera-
tions and Risk Services (2004-2005), Chief Administrative Officer
(2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr.
Jonas has been with Fidelity Investments since 1987 and has held vari-
ous financial and management positions including Chief Financial Offi-
cer of FMR. In addition, he serves on the Boards of Boston Ballet
(2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

41 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

42

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

Annual Report

44

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment:2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

45 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII Trust. Prior
to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior manage-
ment positions, including Chairman (1987-1989; 1999-2001;
2002-2004), Chief Executive Officer (1987-2004), and President
(1989-2002). He currently serves as a member of the Board of Direc-
tors of Public Service Enterprise Group (utilities, 2001-present), Chair-
man of the Board of Governors, Rutgers University (2004-present), and
Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII Trust. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Overseas. Mr. Churchill also serves as Vice
President of certain Equity Funds (2005-present) and certain High In-
come Funds (2005-present). Previously, he served as Head of Fidelity’s
Fixed-Income Division (2000-2005), Vice President of Fidelity’s Money
Market Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and
Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined
Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-
Income Investments.

Annual Report

46

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Overseas. He also serves as Secretary of other
Fidelity funds; Vice President, General Counsel, and Secretary of FMR
Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Man-
agement & Research (U.K.) Inc. (2001-present), Fidelity Management &
Research (Far East) Inc. (2001-present), and Fidelity Investments Money
Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member,
Faculty of Law, at Boston College Law School (2003-present). Previously,
Mr. Roiter served as Vice President and Secretary of Fidelity Distributors
Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Overseas. Mr. Fross also serves as Assis-
tant Secretary of other Fidelity funds (2003-present), Vice President and
Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Overseas. Ms. Reynolds also serves as President, Treasurer, and
AML officer of other Fidelity funds (2004) and is a Vice President (2003)
and an employee (2002) of FMR. Before joining Fidelity Investments,
Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC)
(1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Diversified International. Mr. Murphy
also serves as Chief Financial Officer of other Fidelity funds
(2005-present). He also serves as Senior Vice President of Fidelity Pri-
cing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and
Executive Vice President of Risk Oversight for Fidelity Investments
(2002). Previously, he served as Executive Vice President and Chief Op-
erating Officer for Fidelity Investments Institutional Services Company,
Inc. (1998-2002).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Overseas. Mr. Hebble also serves as
Deputy Treasurer of other Fidelity funds (2003), and is an employee of
FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche
Asset Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Overseas. Mr. Mehrmann also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Overseas. Ms. Monasterio also serves as
Deputy Treasurer of other Fidelity funds (2004) and is an employee of
FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of
the Franklin Templeton Funds and Senior Vice President of Franklin Tem-
pleton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Overseas. Mr. Robins also serves as Deputy
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accoun-
tant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Overseas. Mr. Byrnes also serves as As-
sistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Byrnes served as Vice
President of FPCMS (2003-2005). Before joining Fidelity Investments,
Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

Annual Report

48

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 1986
Assistant Treasurer of Advisor Overseas. Mr. Costello also serves as
Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Overseas. Mr. Lydecker also serves as
Assistant Treasurer of other Fidelity funds (2004) and is an employee of
FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Overseas. Mr. Osterheld also serves as
Assistant Treasurer of other Fidelity funds (2002) and is an employee of
FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Overseas. Mr. Ryan also serves as Assis-
tant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of
Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Overseas. Mr. Schiavone also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Before joining Fidelity Investments, Mr.
Schiavone worked at Deutsche Asset Management, where he most re-
cently served as Assistant Treasurer (2003-2005) of the Scudder Funds
and Vice President and Head of Fund Reporting (1996-2003).

49 Annual Report

Distributions

The Board of Trustees of Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/05	12/02/05	$.191	$.30
Class T	12/05/05	12/02/05	$.124	$.30
Class B	12/05/05	12/02/05	$.019	$.30
Class C	12/05/05	12/02/05	$.038	$.30

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $8,404,026, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $0, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Class A and Class T designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/06/04	$.117	$.017
Class T	12/06/04	$.087	$.017

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

50

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Overseas Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

Annual Report

52

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

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54

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s negative performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

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56

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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58

59 Annual Report

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60

61 Annual Report

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62

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

Fidelity® Advisor

Overseas

Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	20	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent	38
Registered Public
Accounting Firm
Trustees and Officers	39
Distributions	49
Board Approval of	50
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional Class	16.91%	1.41%	6.65%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelityr Advisor Overseas Fund —Institutional Class on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the MSCIr EAFEr Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of Fidelity® Advisor Overseas Fund

Foreign stock markets enjoyed broad-based advances during the 12-month period that ended October 31, 2005, encouraged by better-than-expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCIr EAFE®) Index — a performance measure of developed stock markets outside the United States and Canada — gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. Euro-pean stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in overseas markets were tempered somewhat by the strength of the dollar versus many major currencies.

During the past year, Fidelity Advisor Overseas Fund’s Institutional Class shares gained 16.91%, trailing the LipperSM International Funds Average, which rose 17.75%, and the MSCI EAFE index. A big overweighting in the information technology (IT) sector —particularly among semiconductors — was the main reason for lagging the index, as that group was IT’s worst-performing component during the period. Good stock picking within the group, however, helped offset some of the damage there. Among the biggest detractors were Japanese semiconductor equipment maker Tokyo Electron, German chip maker Infineon Technologies and Taiwanese chip maker United Microelectronics. French telecommunications equipment giant Alcatel also disappointed in the tech hardware/equipment and equipment space. On the upside, the fund was buoyed by astute stock selection in financials, especially among banks, as well as in energy stocks. Canadian oil and natural gas producer EnCana and French integrated oil company Total were the two biggest relative contributors. Strong results also came from South Korea’s Kookmin Bank and India’s Housing Development Finance Corp., helped in part by favorable currency movements in these countries. Some of these stocks were no longer held at period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,108.00	$6.48
HypotheticalA	$1,000.00	$1,019.06	$6.21
Class T
Actual	$1,000.00	$1,106.90	$7.17
HypotheticalA	$1,000.00	$1,018.40	$6.87
Class B
Actual	$1,000.00	$1,103.30	$10.60
HypotheticalA	$1,000.00	$1,015.12	$10.16
Class C
Actual	$1,000.00	$1,103.90	$10.45
HypotheticalA	$1,000.00	$1,015.27	$10.01
Institutional Class
Actual	$1,000.00	$1,110.20	$4.36
HypotheticalA	$1,000.00	$1,021.07	$4.18

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.22%
Class T	1.35%
Class B	2.00%
Class C	1.97%
Institutional Class	82%

9 Annual Report

Investment Changes

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
BP PLC (United Kingdom, Oil, Gas &
Consumable Fuels)	2.2	2.5
Total SA Series B (France, Oil, Gas &
Consumable Fuels)	1.9	4.4
Toyota Motor Corp. (Japan, Automobiles)	1.8	1.1
Vodafone Group PLC (United Kingdom, Wireless
Telecommunication Services)	1.8	2.5
Novartis AG (Reg.) (Switzerland,
Pharmaceuticals)	1.8	1.7
	9.5
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	25.7	27.9
Consumer Discretionary	12.6	9.7
Health Care	10.0	7.1
Information Technology	9.3	25.1
Energy	8.8	9.4
Top Five Countries as of October 31, 2005
(excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
United Kingdom	23.6	11.6
Japan	18.6	20.1
France	11.0	11.2
Switzerland	8.9	10.6
Germany	8.8	8.3
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks — 95.2%
	Shares	Value (Note 1)
		(000s)

Australia – 0.9%
BHP Billiton Ltd.	344,600	$5,350
Computershare Ltd.	539,700	2,643
Rio Tinto Ltd.	32,300	1,360
TOTAL AUSTRALIA		9,353

Austria – 0.3%
OMV AG	68,200	3,679
Belgium – 0.5%
InBev SA	83,900	3,354
Umicore SA	22,900	2,292
TOTAL BELGIUM		5,646

Canada – 0.2%
Talisman Energy, Inc.	37,800	1,674
Denmark – 0.9%
East Asiatic Co. Ltd.	21,500	1,627
GN Store Nordic AS	256,300	3,088
Vestas Wind Systems AS (a)(d)	250,900	5,430
TOTAL DENMARK		10,145

Egypt – 0.1%
Orascom Telecom SAE GDR	21,600	1,059
Finland – 1.2%
Neste Oil Oyj	94,300	2,922
Nokia Corp.	631,800	10,627
TOTAL FINLAND		13,549

France – 11.0%
Accor SA	111,912	5,589
Alstom SA (a)	85,100	4,080
AXA SA	191,996	5,560
BNP Paribas SA	81,481	6,178
Carrefour SA	94,100	4,185
CNP Assurances	39,700	2,763
Compagnie Generale de Geophysique SA (a)	22,300	1,945
Financiere Marc de Lacharriere SA (Fimalac)	39,600	2,150
France Telecom SA	132,999	3,457
Gaz de France	66,700	2,051
Groupe Danone	47,600	4,856
Hermes International SA	9,900	2,222
L’Air Liquide SA	33,400	6,074

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

France – continued
L’Oreal SA	61,534	$4,525
Lagardere S.C.A. (Reg.)	48,400	3,327
Louis Vuitton Moet Hennessy (LVMH)	41,800	3,385
Neopost SA	33,600	3,242
Pernod Ricard SA	32,700	5,719
Safran SA	177,100	3,524
Sanofi-Aventis sponsored ADR	258,800	10,383
Silicon On Insulator Technologies SA (SOITEC) (a)(d)	99,200	1,485
Total SA Series B	80,497	20,288
Vallourec SA	3,200	1,439
Vinci SA	34,500	2,696
Vivendi Universal SA sponsored ADR	280,900	8,826
TOTAL FRANCE		119,949

Germany – 8.8%
Adidas-Salomon AG	18,400	3,088
Allianz AG (Reg.)	53,400	7,551
BASF AG	74,832	5,388
Bayer AG	154,800	5,387
DaimlerChrysler AG	140,000	7,007
Deutsche Bank AG (NY Shares)	43,200	4,044
Deutsche Boerse AG	28,610	2,692
Deutsche Post AG	222,800	4,968
Deutsche Telekom AG sponsored ADR	120,000	2,124
E.ON AG	123,979	11,236
ESCADA AG (a)	160,488	4,079
GFK AG	39,220	1,300
Heidelberger Druckmaschinen AG	152,700	4,851
Hugo Boss AG	100,700	3,428
Hypo Real Estate Holding AG	68,400	3,308
IWKA AG	89,100	1,976
Metro AG	85,900	3,907
MPC Muenchmeyer Petersen Capital AG	20,700	1,464
SAP AG sponsored ADR	231,100	9,923
SGL Carbon AG (a)	241,400	3,533
Software AG (Bearer)	47,800	2,171
United Internet AG	68,900	2,226
TOTAL GERMANY		95,651

Gibraltar – 0.1%
PartyGaming PLC	574,400	887

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Greece – 0.4%
Cosmote Mobile Telecommunications SA	200,000	$4,109
Hong Kong – 0.9%
Esprit Holdings Ltd.	393,500	2,774
Hong Kong Exchanges & Clearing Ltd.	889,500	2,972
Hutchison Whampoa Ltd.	215,700	2,042
Wharf Holdings Ltd.	709,000	2,419
TOTAL HONG KONG		10,207

India – 1.6%
Bajaj Auto Ltd.	51,100	1,936
Cipla Ltd.	212,928	1,702
Housing Development Finance Corp. Ltd.	213,020	4,575
Infosys Technologies Ltd.	64,897	3,631
Satyam Computer Services Ltd.	290,105	3,881
State Bank of India	84,732	1,757
TOTAL INDIA		17,482

Ireland – 1.6%
Allied Irish Banks PLC	332,900	7,001
DEPFA BANK PLC	194,000	3,023
Irish Life & Permanent PLC	233,800	4,120
Ryanair Holdings PLC sponsored ADR (a)	54,900	2,721
TOTAL IRELAND		16,865

Israel – 0.3%
Bank Hapoalim BM (Reg.)	990,500	3,794
Italy – 2.9%
Azimut Holdings Spa	211,200	1,524
Banca Intesa Spa	993,300	4,635
Banche Popolari Unite S.c.a.r.l.	160,800	3,404
ENI Spa (d)	395,291	10,574
Telecom Italia Spa sponsored ADR	69,400	2,015
Unicredito Italiano Spa	1,615,700	9,022
TOTAL ITALY		31,174

Japan – 18.6%
Aeon Co. Ltd.	347,400	7,220
Aoyama Trading Co. Ltd.	76,800	2,315
Astellas Pharma, Inc.	146,000	5,247
Canon, Inc.	115,800	6,146
Credit Saison Co. Ltd.	69,200	3,146

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Daiwa Securities Group, Inc.	809,000	$6,649
E*TRADE Securities Co. Ltd. (d)	900	4,731
Fujitsu Ltd.	693,000	4,585
Hoya Corp.	32,900	1,157
Hoya Corp. New	98,700	3,445
Ibiden Co. Ltd.	53,700	2,176
Intelligent Wave, Inc.	800	2,653
JAFCO Co. Ltd. (d)	55,400	3,339
JFE Holdings, Inc.	86,200	2,680
KOEI Co. Ltd. (d)	50,600	1,534
Kose Corp.	47,300	1,716
Kyushu-Shinwa Holdings, Inc. (a)	2,251,000	6,160
Millea Holdings, Inc.	210	3,821
Mitsubishi UFJ Financial Group, Inc.	557	7,068
Mitsui & Co. Ltd.	319,000	3,931
Mitsui Fudosan Co. Ltd.	56,000	919
Mitsui Trust Holdings, Inc.	404,500	4,883
Mizuho Financial Group, Inc.	500	3,343
Murata Manufacturing Co. Ltd.	50,000	2,498
Nafco Co. Ltd.	25,500	844
Nikko Cordial Corp.	537,000	6,511
Nippon Electric Glass Co. Ltd.	172,000	3,299
Nippon Steel Corp.	953,000	3,409
Nishimatsuya Chain Co. Ltd.	45,000	1,715
Nitto Denko Corp.	92,100	5,591
Nomura Holdings, Inc.	275,300	4,264
OMC Card, Inc.	162,600	2,736
ORIX Corp.	19,900	3,735
Otsuka Kagu Ltd.	79,800	2,322
Sega Sammy Holdings, Inc.	83,800	3,019
Sega Sammy Holdings, Inc. New	54,500	1,978
Seiyu Ltd. (a)(d)	838,000	1,720
Seven & I Holdings Co. Ltd. (a)	50,600	1,665
Sompo Japan Insurance, Inc	234,700	3,537
Sony Corp. sponsored ADR	66,700	2,188
Sumitomo Mitsui Financial Group, Inc.	970	8,988
T&D Holdings, Inc.	44,450	2,806
Takashimaya Co. Ltd.	328,000	4,414
Takefuji Corp.	55,520	3,899
The Keiyo Bank Ltd.	697,000	5,245
The Sumitomo Warehouse Co. Ltd. (d)	175,000	1,361
Tokuyama Corp.	189,000	1,882

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Tokyo Electron Ltd.	67,400	$3,391
Toyota Motor Corp.	430,400	19,973
USS Co. Ltd.	16,980	1,171
Xebio Co. Ltd.	43,000	1,854
Yahoo! Japan Corp	2,843	3,028
Yahoo! Japan Corp. New	2,343	2,536
Yamada Denki Co. Ltd.	15,200	1,339
TOTAL JAPAN		201,782

Korea (South) – 0.5%
Hyundai Motor Co.	29,481	2,163
Shinsegae Co. Ltd.	8,090	2,898
TOTAL KOREA (SOUTH)		5,061

Luxembourg – 0.3%
SES Global unit	229,400	3,589
Mexico – 0.3%
Fomento Economico Mexicano SA de CV sponsored ADR	47,900	3,257
Netherlands – 3.3%
ABN-AMRO Holding NV	205,100	4,869
ASML Holding NV (a)	309,522	5,256
DSM NV	89,900	3,228
EADS NV (d)	113,300	3,925
ING Groep NV (Certificaten Van Aandelen)	185,946	5,366
Koninklijke Numico NV (a)	71,200	2,883
Unilever NV (NY Shares)	31,700	2,229
VNU NV	266,240	8,467
TOTAL NETHERLANDS		36,223

Norway – 1.7%
DnB NOR ASA	518,300	5,298
Ocean RIG ASA (a)	184,300	2,054
Statoil ASA	206,100	4,609
Telenor ASA	355,000	3,465
Yara International ASA	151,600	2,499
TOTAL NORWAY		17,925

Oman – 0.0%
BankMuscat SAOG sponsored GDR (a)	18,500	463
Philippines – 0.2%
Philippine Long Distance Telephone Co. sponsored ADR (d)	56,700	1,710

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

South Africa – 0.3%
Nedbank Group Ltd	264,000	$3,364
Spain – 1.7%
Banco Bilbao Vizcaya Argentaria SA	209,400	3,692
Banco Pastor SA (Reg.)	38,200	1,634
Banco Santander Central Hispano SA sponsored ADR	300,000	3,807
Gestevision Telecinco SA	15,600	346
Telefonica SA	581,848	9,300
TOTAL SPAIN		18,779

Sweden – 1.8%
Eniro AB	233,800	2,555
Gambro AB (A Shares)	224,400	3,171
Kungsleden AB	84,000	2,200
Modern Times Group AB (MTG) (B Shares) (a)	60,900	2,329
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	277,700	9,111
TOTAL SWEDEN		19,366

Switzerland – 8.9%
ABB Ltd. (Reg.) (a)	758,159	5,799
Clariant AG (Reg.)	190,900	2,547
Compagnie Financiere Richemont unit	120,700	4,592
Credit Suisse Group (Reg.)	200,604	8,889
Nestle SA (Reg.)	42,881	12,773
Nobel Biocare Holding AG (Switzerland)	22,500	5,188
Novartis AG (Reg.)	351,054	18,894
Phonak Holding AG	57,100	2,381
Roche Holding AG (participation certificate)	110,884	16,566
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	6,700	4,937
Syngenta AG (Switzerland)	30,800	3,302
UBS AG (Reg.)	126,431	10,831
TOTAL SWITZERLAND		96,699

Taiwan – 0.8%
Acer, Inc.	930,000	1,882
Hon Hai Precision Industry Co. Ltd. (Foxconn)	96,187	416
Sunplus Technology Co. Ltd.	103,512	90
Taiwan Semiconductor Manufacturing Co. Ltd.	2,068,782	3,206
United Microelectronics Corp.	4,364,956	2,316
United Microelectronics Corp. sponsored ADR (d)	79,561	232
TOTAL TAIWAN		8,142

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – 23.6%
Admiral Group PLC	234,900	$1,817
Anglo American PLC (United Kingdom)	115,500	3,415
AstraZeneca PLC (United Kingdom)	209,400	9,402
BAE Systems PLC	918,100	5,372
Barclays PLC	427,500	4,234
Benfield Group PLC	395,200	2,239
BG Group PLC	778,000	6,832
BHP Billiton PLC	441,702	6,495
Body Shop International PLC	411,000	1,528
BP PLC	2,113,708	23,393
British Land Co. PLC	342,300	5,394
Cadbury Schweppes PLC	453,100	4,460
Corin Group PLC	132,100	777
Diageo PLC	459,300	6,824
Easynet Group PLC (a)	635,600	1,936
Eircom Group PLC	707,800	1,697
Gallaher Group PLC	179,400	2,782
GlaxoSmithKline PLC	723,500	18,807
Gyrus Group PLC (a)	680,600	3,850
HBOS PLC	139,400	2,060
Hilton Group PLC	891,300	5,353
HSBC Holdings PLC (United Kingdom) (Reg.)	1,020,567	16,076
Informa PLC	374,900	2,484
Intertek Group PLC	80,500	1,015
ITE Group PLC	1,217,300	2,435
ITV PLC	1,906,208	3,510
Jardine Lloyd Thompson Group PLC	674,400	5,695
Lloyds TSB Group PLC	332,400	2,719
M&C Saatchi	591,000	1,130
Man Group PLC	128,897	3,514
Mothercare PLC	159,693	896
O2 PLC	1,168,000	4,255
Pipex Communications PLC (a)	1,032,700	169
Prudential PLC	598,700	5,024
Reckitt Benckiser PLC	74,500	2,252
Reuters Group PLC	803,400	5,110
Rio Tinto PLC (Reg.)	148,418	5,663
Royal Bank of Scotland Group PLC	269,500	7,462
Royal Dutch Shell PLC:
Class A sponsored ADR	233,500	14,486
Class B	99,000	3,238
SABMiller PLC	232,600	4,390

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
Smiths Group PLC	227,400	$3,674
Sportingbet PLC	505,900	2,638
Taylor Nelson Sofres PLC	610,600	2,249
Tesco PLC	1,212,211	6,455
Virgin Mobile Holdings (UK) PLC	513,700	2,728
Vodafone Group PLC	7,598,379	19,953
Whatman PLC	582,900	2,890
Xstrata PLC	135,500	3,102
Yell Group PLC	268,400	2,103
TOTAL UNITED KINGDOM		255,982

United States of America – 1.5%
Dominion Resources, Inc.	57,200	4,352
Janus Capital Group, Inc.	265,800	4,665
Synthes, Inc.	66,498	7,041
TOTAL UNITED STATES OF AMERICA		16,058

TOTAL COMMON STOCKS
(Cost $1,009,530)		1,033,623

Money Market Funds — 7.7%

Fidelity Cash Central Fund, 3.92% (b)	54,191,991	54,192
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	29,296,188	29,296
TOTAL MONEY MARKET FUNDS
(Cost $83,488)		83,488

TOTAL INVESTMENT PORTFOLIO – 102.9%
(Cost $1,093,018)		1,117,111

NET OTHER ASSETS – (2.9)%		(31,592)
NET ASSETS – 100%		$1,085,519

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $28,128) (cost $1,093,018) — See
accompanying schedule		$1,117,111
Receivable for investments sold		6,847
Receivable for fund shares sold		1,098
Dividends receivable		1,029
Interest receivable		120
Other affiliated receivables		1
Other receivables		435
Total assets		1,126,641

Liabilities
Payable to custodian bank	$148
Payable for investments purchased	7,641
Payable for fund shares redeemed	2,734
Accrued management fee	432
Distribution fees payable	341
Other affiliated payables	292
Other payables and accrued expenses	238
Collateral on securities loaned, at value	29,296
Total liabilities		41,122

Net Assets		$1,085,519
Net Assets consist of:
Paid in capital		$1,043,170
Undistributed net investment income		7,795
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		10,582
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		23,972
Net Assets		$1,085,519

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Assets and Liabilities — continued
Amounts in thousands (except per-share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($132,699 ÷ 7,229 shares)	$18.36
Maximum offering price per share (100/94.25 of
$18.36)	$19.48
Class T:
Net Asset Value and redemption price per share
($581,821 ÷ 31,214 shares)	$18.64
Maximum offering price per share (100/96.50 of
$18.64)	$19.32
Class B:
Net Asset Value and offering price per share
($46,656 ÷ 2,647 shares)A	$17.63
Class C:
Net Asset Value and offering price per share
($37,554 ÷ 2,092 shares)A	$17.95
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($286,789 ÷ 15,387 shares) .	$18.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements - continued

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Dividends		$25,987
Interest		733
Security lending		1,067
		27,787
Less foreign taxes withheld		(3,677)
Total income		24,110

Expenses
Management fee
Basic fee	$9,114
Performance adjustment	(2,646)
Transfer agent fees	3,174
Distribution fees	5,223
Accounting and security lending fees	625
Independent trustees’ compensation	6
Custodian fees and expenses	576
Registration fees	90
Audit	83
Legal	5
Interest	39
Miscellaneous	23
Total expenses before reductions	16,312
Expense reductions	(1,162)	15,150

Net investment income (loss)		8,960
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $199)	270,061
Foreign currency transactions	76
Total net realized gain (loss)		270,137
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred for-
eign taxes of $515)	(63,413)
Assets and liabilities in foreign currencies	(73)
Total change in net unrealized appreciation
(depreciation)		(63,486)
Net gain (loss)		206,651
Net increase (decrease) in net assets resulting from
operations		$215,611

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Changes in Net Assets
		Year ended	Year ended
		October 31,	October 31,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$8,960	$1,999
Net realized gain (loss)		270,137	144,792
Change in net unrealized appreciation (depreciation) .		(63,486)	(48)
Net increase (decrease) in net assets resulting
from operations		215,611	146,743
Distributions to shareholders from net investment income	.	(2,281)	(9,233)
Distributions to shareholders from net realized gain		(5,591)	—
Total distributions		(7,872)	(9,233)
Share transactions -- net increase (decrease)		(709,958)	98,813
Redemption fees		52	19
Total increase (decrease) in net assets		(502,167)	236,342

Net Assets
Beginning of period		1,587,686	1,351,344
End of period (including undistributed net investment
income of $7,795 and undistributed net investment
income of $897, respectively)		$1,085,519	$1,587,686

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights — Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 15.86	$ 14.41	$ 11.01	$ 12.90	$ 19.88
Income from Investment
Operations
Net investment income
(loss)C	13	.04D	.05	.01	.06
Net realized and unreal-
ized gain (loss)	2.47	1.54	3.35	(1.90)	(4.89)
Total from investment
operations	2.60	1.58	3.40	(1.89)	(4.83)
Distributions from net
investment income	(.04)	(.13)	—	—	(.43)
Distributions from net
realized gain	(.06)	—	—	—	(1.72)
Total distributions	(.10)	(.13)	—	—	(2.15)
Redemption fees added to
paid in capitalC	—F	—F	—	—	—
Net asset value, end of
period	$ 18.36	$ 15.86	$ 14.41	$ 11.01	$ 12.90
Total ReturnA,B	16.44%	11.03%	30.88%	(14.65)%	(27.16)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	1.24%	1.36%	1.34%	1.56%	1.46%
Expenses net of voluntary
waivers, if any	1.24%	1.36%	1.34%	1.56%	1.46%
Expenses net of all
reductions	1.15%	1.32%	1.30%	1.52%	1.41%
Net investment income
(loss)	76%	.24%D	.43%	.07%	.40%
Supplemental Data
Net assets, end of period
(in millions)	$ 133	$ 115	$ 68	$ 44	$ 46
Portfolio turnover rate	120%	85%	99%	73%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bank ruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been .21%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights — Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.09	$ 14.61	$ 11.18	$ 13.11	$ 20.13
Income from Investment
Operations
Net investment income
(loss)C	11	.02D	.04	(.01)	.04
Net realized and unreal-
ized gain (loss)	2.51	1.56	3.39	(1.92)	(4.99)
Total from investment
operations	2.62	1.58	3.43	(1.93)	(4.95)
Distributions from net
investment income	(.01)	(.10)	—	—	(.35)
Distributions from net
realized gain	(.06)	—	—	—	(1.72)
Total distributions	(.07)	(.10)	—	—	(2.07)
Redemption fees added to
paid in capitalC	—F	—F	—	—	—
Net asset value, end of
period	$ 18.64	$ 16.09	$ 14.61	$ 11.18	$ 13.11
Total ReturnA,B	16.31%	10.86%	30.68%	(14.72)%	(27.33)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	1.36%	1.48%	1.46%	1.68%	1.62%
Expenses net of voluntary
waivers, if any	1.36%	1.48%	1.46%	1.68%	1.62%
Expenses net of all
reductions	1.27%	1.43%	1.42%	1.64%	1.57%
Net investment income
(loss)	64%	.12%D	.31%	(.05)%	.24%
Supplemental Data
Net assets, end of period
(in millions)	$ 582	$ 1,181	$ 1,114	$ 928	$ 1,185
Portfolio turnover rate	120%	85%	99%	73%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bank ruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been .09%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights — Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 15.26	$ 13.87	$ 10.71	$ 12.63	$ 19.49
Income from Investment
Operations
Net investment income
(loss)C	(.01)	(.10)D	(.06)	(.08)	(.06)
Net realized and unreal-
ized gain (loss)	2.38	1.50	3.22	(1.84)	(4.83)
Total from investment
operations	2.37	1.40	3.16	(1.92)	(4.89)
Distributions from net
investment income	—	(.01)	—	—	(.25)
Distributions from net
realized gain	—	—	—	—	(1.72)
Total distributions	—	(.01)	—	—	(1.97)
Redemption fees added to
paid in capitalC	—F	—F	—	—	—
Net asset value, end of
period	$ 17.63	$ 15.26	$ 13.87	$ 10.71	$ 12.63
Total ReturnA,B	15.53%	10.10%	29.51%	(15.20)%	(27.83)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.04%	2.25%	2.27%	2.43%	2.27%
Expenses net of voluntary
waivers, if any	2.04%	2.25%	2.27%	2.30%	2.27%
Expenses net of all
reductions	1.95%	2.21%	2.22%	2.26%	2.23%
Net investment income
(loss)	(.04)%	(.65)%D	(.49)%	(.66)%	(.42)%
Supplemental Data
Net assets, end of period
(in millions)	$ 47	$ 57	$ 59	$ 53	$ 80
Portfolio turnover rate	120%	85%	99%	73%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bank ruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been (.68)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights — Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 15.53	$ 14.11	$ 10.88	$ 12.84	$ 19.80
Income from Investment
Operations
Net investment income
(loss)C	—F	(.08)D	(.05)	(.08)	(.05)
Net realized and unreal-
ized gain (loss)	2.42	1.52	3.28	(1.88)	(4.89)
Total from investment
operations	2.42	1.44	3.23	(1.96)	(4.94)
Distributions from net
investment income	—	(.02)	—	—	(.30)
Distributions from net
realized gain	—	—	—	—	(1.72)
Total distributions	—	(.02)	—	—	(2.02)
Redemption fees added to
paid in capitalC	—F	—F	—	—	—
Net asset value, end of
period	$ 17.95	$ 15.53	$ 14.11	$ 10.88	$ 12.84
Total ReturnA,B	15.58%	10.21%	29.69%	(15.26)%	(27.70)%
Ratios to Average Net AssetsE
Expenses before expense
reductions	2.00%	2.14%	2.17%	2.34%	2.19%
Expenses net of voluntary
waivers, if any	2.00%	2.14%	2.17%	2.30%	2.19%
Expenses net of all
reductions	1.90%	2.10%	2.13%	2.26%	2.14%
Net investment income
(loss)	01%	(.54)%D	(.40)%	(.66)%	(.34)%
Supplemental Data
Net assets, end of period
(in millions)	$ 38	$ 40	$ 41	$ 36	$ 52
Portfolio turnover rate	120%	85%	99%	73%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bank ruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been (.57)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights — Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of
period	$ 16.09	$ 14.60	$ 11.11	$ 12.97	$ 19.95
Income from Investment
Operations
Net investment income
(loss)B	21	.10C	.10	.06	.12
Net realized and unreal-
ized gain (loss)	2.50	1.56	3.39	(1.92)	(4.91)
Total from investment
operations	2.71	1.66	3.49	(1.86)	(4.79)
Distributions from net
investment income	(.10)	(.17)	—	—	(.47)
Distributions from net
realized gain	(.06)	—	—	—	(1.72)
Total distributions	(.16)	(.17)	—	—	(2.19)
Redemption fees added to
paid in capitalB	—E	—E	—	—	—
Net asset value, end of
period	$ 18.64	$ 16.09	$ 14.60	$ 11.11	$ 12.97
Total ReturnA	16.91%	11.46%	31.41%	(14.34)%	(26.89)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	83%	.98%	.93%	1.14%	1.06%
Expenses net of voluntary
waivers, if any	83%	.98%	.93%	1.14%	1.06%
Expenses net of all
reductions	73%	.93%	.89%	1.10%	1.02%
Net investment income
(loss)	1.18%	.62%C	.84%	.49%	.79%
Supplemental Data
Net assets, end of period
(in millions)	$ 287	$ 194	$ 69	$ 63	$ 69
Portfolio turnover rate	120%	85%	99%	73%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bank ruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been .59%.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

29 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued.

Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

30

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforward, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$75,603
Unrealized depreciation	(58,685)
Net unrealized appreciation (depreciation)	16,918
Undistributed ordinary income	15,854
Undistributed long-term capital gain	8,404

Cost for federal income tax purposes	$1,100,193

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$7,872	$9,233

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

31 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,474,617 and $2,149,058, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .51% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

32

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$303	$4
Class T	25%	.25%	3,993	54
Class B	75%	.25%	534	401
Class C	75%	.25%	393	26
			$5,223	$485

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$17
Class T	16
Class B*	87
Class C*	2
$122

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

33 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$444.37
Class T	1,867.23
Class B	221.41
Class C	145.37
Institutional Class	497.20
	$3,174

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,345 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower	Average Daily	Weighted Average	(included in
or Lender	Loan Balance	Interest Rate	interest income)	Interest Expense
Borrower	$20,669	2.77%	—	$38

Annual Report 34

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,536. The weighted average interest rate was 2.81% . At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,161 for the period. In addition, through arrangements with each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1

35 Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,	2005		2004
From net investment income
Class A	$302	$		690
Class T	731			7,601
Class B	—			43
Class C	—			60
Institutional Class	1,248			839
Total	$2,281	$		9,233
From net realized gain
Class A	$453	$		—
Class T	4,389			—
Institutional Class	749			—
Total	$5,591	$		—

Annual Report

36

11. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	3,732	7,000	$65,178	$108,791
Reinvestment of distributions	39	42	666	626
Shares redeemed	(3,797)	(4,530)	(66,076)	(70,180)
Net increase (decrease)	(26)	2,512	$(232)	$39,237
Class T
Shares sold	8,485	24,989	$148,888	$393,254
Reinvestment of distributions	288	495	5,033	7,425
Shares redeemed	(50,965)	(28,317)	(894,992)	(445,467)
Net increase (decrease)	(42,192)	(2,833)	$(741,071)	$(44,788)
Class B
Shares sold	210	620	$3,515	$9,320
Reinvestment of distributions	—	3	—	38
Shares redeemed	(1,282)	(1,179)	(21,411)	(17,557)
Net increase (decrease)	(1,072)	(556)	$(17,896)	$(8,199)
Class C
Shares sold	321	667	$5,484	$10,090
Reinvestment of distributions	—	4	—	52
Shares redeemed	(822)	(957)	(14,006)	(14,442)
Net increase (decrease)	(501)	(286)	$(8,522)	$(4,300)
Institutional Class
Shares sold	5,599	9,569	$98,450	$152,454
Reinvestment of distributions	61	35	1,066	515
Shares redeemed	(2,356)	(2,281)	(41,753)	(36,106)
Net increase (decrease)	3,304	7,323	$57,763	$116,863

37 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Overseas Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

Annual Report

38

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as
Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di-
rector and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research (Far
East) Inc.; Chairman and a Director of Fidelity Investments Money Man-
agement, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Overseas (2005-present).
He also serves as Senior Vice President of other Fidelity funds
(2005-present). Mr. Jonas is Executive Director of FMR (2005-present).
Previously, Mr. Jonas served as President of Fidelity Enterprise Opera-
tions and Risk Services (2004-2005), Chief Administrative Officer
(2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr.
Jonas has been with Fidelity Investments since 1987 and has held vari-
ous financial and management positions including Chief Financial Offi-
cer of FMR. In addition, he serves on the Boards of Boston Ballet
(2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

40

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust
Company (DTC) (1999-2003) and President and Board member of the
National Securities Clearing Corporation (NSCC) (1999-2003). In addi-
tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu-
nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer-
ing and information technology support for the government), and HRL
Laboratories (private research and development, 2004-present). He is
Chairman of the General Motors Science & Technology Advisory Board
and a Life Fellow of the Institute of Electrical and Electronics Engineers
(IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science
Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American
Academy of Arts and Sciences, and the Board of Overseers of the
School of Engineering and Applied Science of the University of Pennsyl-
vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto-
motive, space, defense, and information technology, 1992-2002),
Compaq (1994-2002), Automatic Data Processing, Inc. (ADP)
(technology-based business outsourcing, 1995-2002), INET Technolo-
gies Inc. (telecommunications network surveillance, 2001-2004), and
Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

Annual Report

42

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously, Mr.
Lautenbach was with the International Business Machines Corporation
(IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer
peripherals), where he served as CEO until April 1998, retired as
Chairman May 1999, and remains a member of the Board. Prior to
1991, he held the positions of Vice President of International Business
Machines Corporation (IBM) and President and General Manager of
various IBM divisions and subsidiaries. He is a member of the Executive
Committee of the Independent Director’s Council of the Investment Com-
pany Institute. In addition, Mr. Mann is a member of the President’s
Cabinet at the University of Alabama and the Board of Visitors of the
Culverhouse College of Commerce and Business Administration at the
University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill). He
also served as Vice President of Finance for the University of North Car-
olina (16-school system).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief In-
vestment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment:2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a Mem-
ber of the Board of Directors of The Dow Chemical Company. Since
joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of
Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communica-
tions Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

Annual Report

44

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII Trust. Prior
to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior manage-
ment positions, including Chairman (1987-1989; 1999-2001;
2002-2004), Chief Executive Officer (1987-2004), and President
(1989-2002). He currently serves as a member of the Board of Direc-
tors of Public Service Enterprise Group (utilities, 2001-present), Chair-
man of the Board of Governors, Rutgers University (2004-present), and
Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII Trust. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum
of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Overseas. Mr. Churchill also serves as Vice
President of certain Equity Funds (2005-present) and certain High In-
come Funds (2005-present). Previously, he served as Head of Fidelity’s
Fixed-Income Division (2000-2005), Vice President of Fidelity’s Money
Market Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and
Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined
Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-
Income Investments.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 1998
Secretary of Advisor Overseas. He also serves as Secretary of other
Fidelity funds; Vice President, General Counsel, and Secretary of FMR
Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Man-
agement & Research (U.K.) Inc. (2001-present), Fidelity Management &
Research (Far East) Inc. (2001-present), and Fidelity Investments Money
Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member,
Faculty of Law, at Boston College Law School (2003-present). Previously,
Mr. Roiter served as Vice President and Secretary of Fidelity Distributors
Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Overseas. Mr. Fross also serves as Assis-
tant Secretary of other Fidelity funds (2003-present), Vice President and
Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Overseas. Ms. Reynolds also serves as President, Treasurer, and
AML officer of other Fidelity funds (2004) and is a Vice President (2003)
and an employee (2002) of FMR. Before joining Fidelity Investments,
Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC)
(1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Diversified International. Mr. Murphy
also serves as Chief Financial Officer of other Fidelity funds
(2005-present). He also serves as Senior Vice President of Fidelity Pri-
cing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and
Executive Vice President of Risk Oversight for Fidelity Investments
(2002). Previously, he served as Executive Vice President and Chief Op-
erating Officer for Fidelity Investments Institutional Services Company,
Inc. (1998-2002).

Annual Report

46

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Overseas. Mr. Hebble also serves as
Deputy Treasurer of other Fidelity funds (2003), and is an employee of
FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche
Asset Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Overseas. Mr. Mehrmann also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Overseas. Ms. Monasterio also serves as
Deputy Treasurer of other Fidelity funds (2004) and is an employee of
FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of
the Franklin Templeton Funds and Senior Vice President of Franklin Tem-
pleton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Overseas. Mr. Robins also serves as Deputy
Treasurer of other Fidelity funds (2005-present) and is an employee of
FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Manager
(1999-2000). In addition, Mr. Robins served as Assistant Chief Accoun-
tant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Overseas. Mr. Byrnes also serves as As-
sistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Previously, Mr. Byrnes served as Vice
President of FPCMS (2003-2005). Before joining Fidelity Investments,
Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 1986
Assistant Treasurer of Advisor Overseas. Mr. Costello also serves as
Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Overseas. Mr. Lydecker also serves as
Assistant Treasurer of other Fidelity funds (2004) and is an employee of
FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002
Assistant Treasurer of Advisor Overseas. Mr. Osterheld also serves as
Assistant Treasurer of other Fidelity funds (2002) and is an employee of
FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Overseas. Mr. Ryan also serves as Assis-
tant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of
Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Overseas. Mr. Schiavone also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an em-
ployee of FMR (2005-present). Before joining Fidelity Investments, Mr.
Schiavone worked at Deutsche Asset Management, where he most re-
cently served as Assistant Treasurer (2003-2005) of the Scudder Funds
and Vice President and Head of Fund Reporting (1996-2003).
Annual Report

48

Distributions

The Board of Trustees of Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/05/05	12/02/05	$.214	$.30

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $8,404,026, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $0, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Institutional Class designates 100 % of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/04	$.177	$.017

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Overseas Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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50

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

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Board Approval of Investment Advisory Contracts and Management Fees - continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

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Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

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The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s negative performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

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Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

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56

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

Fidelity® Advisor

Value Leaders

Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	8	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	9	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	23	Statements of assets and liabilities,
		operations, and changes in net assets, as
		well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent	41
Registered Public
Accounting Firm
Trustees and Officers	42
Distributions	52
Board Approval of	53
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

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Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Life of
	year	fundA
Class A (incl. 5.75% sales charge)	6.88%	9.87%
Class T (incl. 3.50% sales charge)	9.01%	10.66%
Class B (incl. contingent deferred
sales charge)B	7.35%	10.67%
Class C (incl. contingent deferred
sales charge)C	11.45%	11.76%

A From June 17, 2003.

B Class B shares’ contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively.

C Class C shares’ contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

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$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Value Leaders Fund - Class T on June 17, 2003, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000r Value Index performed over the same period.

7 Annual Report

Management’s Discussion of Fund Performance

Comments from Brian Hogan, Portfolio Manager of Fidelity® Advisor Value Leaders Fund

U.S. equity markets had respectable performance during the year that ended October 31, 2005. The period got off to a great start with a strong November and December of 2004. However, the markets were later dragged down by surging oil prices, further disorder in Iraq, potential new troubles with Iran and Syria, and terrorist attacks in London. While stocks recovered nicely, Hurricane Katrina would drive them down again. The devastating storm led to record-high prices for gasoline, natural gas and oil, as well as fears of a corresponding leap in inflation. The Federal Reserve Board responded to this and to other inflationary pressures during the period by raising short-term interest rates eight times. Nonetheless, stocks moved higher despite a very weak October. Market breadth was narrow, as most of the gains were concentrated in rapidly appreciating energy-related investments. For the year overall, the Standard & Poor’s 500SM Index was up 8.72%, followed closely by the technology-laden NASDAQ Compositer Index at 8.15% . The Dow Jones Industrial AverageSM rose 6.45% .

During the past year, the fund’s Class A, Class T, Class B and Class C shares gained 13.40%, 12.96%, 12.35% and 12.45%, respectively, while the Russell 1000r Value Index rose 11.86% and the LipperSM Growth Funds Average returned 10.58% . The fund’s outperformance of its index was driven by strong stock selection within pharmaceuticals and biotechnology, energy, telecommunication services and consumer staples. Favorable industry positioning within financials also contributed. Conversely, an underweighting in the surging utilities sector detracted from returns, as did an overweighting in industrials and weak results in technology. Underweighting pharmaceutical company Pfizer — a component of the Russell index — helped the most, as the company suffered due to concerns about competition and patent protection for its flagship product, Lipitor. Energy companies Halliburton and National Oilwell Varco benefited from continued high prices for oil and natural gas, which helped the fund’s performance. Banco Bradesco, one of the largest banks in Brazil, also did well, due to an improving economy and strong consumer loan demand. On the negative side, Tyco International detracted from performance after experiencing earnings setbacks. The fund’s underweighted position compared to the index in energy giant ConocoPhillips, whose stock price gained on strong energy prices, also took away from relative returns. Another notable detractor was containerboard producer Smurfit-Stone Container.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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8 8

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,072.20	$6.53
HypotheticalA	$1,000.00	$1,018.90	$6.36
Class T
Actual	$1,000.00	$1,070.90	$7.83
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class B
Actual	$1,000.00	$1,068.30	$10.43
HypotheticalA	$1,000.00	$1,015.12	$10.16

9 Annual Report

Shareholder Expense Example - continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,068.30	$10.43
HypotheticalA	$1,000.00	$1,015.12	$10.16
Institutional Class
Actual	$1,000.00	$1,073.60	$5.23
HypotheticalA	$1,000.00	$1,020.16	$5.09

A 5% return per year before expenses

*Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

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Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
American International Group, Inc.	4.5	2.6
Honeywell International, Inc.	3.6	3.1
General Electric Co.	3.5	6.8
Exxon Mobil Corp.	3.3	4.4
Bank of America Corp.	1.9	2.6
JPMorgan Chase & Co.	1.7	0.5
Hewlett-Packard Co.	1.7	0.0
Halliburton Co.	1.6	1.1
Baxter International, Inc.	1.6	2.0
Altria Group, Inc.	1.5	2.0
	24.9
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	22.7	17.5
Energy	14.8	13.4
Industrials	14.1	20.2
Health Care	11.8	10.8
Information Technology	11.2	8.0

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets
Common Stocks — 99.6%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 8.3%
Diversified Consumer Services – 0.5%
Apollo Group, Inc. Class A (a)	1,900	$119,738
Service Corp. International (SCI)	9,900	82,863
		202,601
Hotels, Restaurants & Leisure – 0.5%
McDonald’s Corp.	5,200	164,320
Red Robin Gourmet Burgers, Inc. (a)	1,000	48,230
Ruth’s Chris Steak House, Inc.	100	1,786
		214,336
Household Durables – 0.8%
D.R. Horton, Inc.	1,800	55,242
KB Home	600	39,210
LG Electronics, Inc.	450	29,181
Sony Corp. sponsored ADR	2,900	95,120
Techtronic Industries Co. Ltd.	21,000	51,605
Toll Brothers, Inc. (a)	900	33,219
		303,577
Internet & Catalog Retail – 1.0%
Coldwater Creek, Inc. (a)	2,900	78,271
eBay, Inc. (a)	6,500	257,400
Expedia, Inc., Delaware (a)	1,450	27,246
IAC/InterActiveCorp (a)	1,450	37,120
		400,037
Leisure Equipment & Products – 1.0%
Eastman Kodak Co.	13,800	302,220
Leapfrog Enterprises, Inc. Class A (a)(d)	4,700	70,500
		372,720
Media – 3.4%
Clear Channel Communications, Inc.	3,020	91,868
Lamar Advertising Co. Class A (a)	5,664	252,728
News Corp. Class A	1,476	21,033
NTL, Inc. (a)	900	55,188
The Reader’s Digest Association, Inc. (non-vtg.)	2,500	38,300
Time Warner, Inc.	15,000	267,450
Univision Communications, Inc. Class A (a)	11,800	308,452
Viacom, Inc. Class B (non-vtg.)	1,534	47,508
Walt Disney Co.	8,900	216,893
XM Satellite Radio Holdings, Inc. Class A (a)	300	8,649
		1,308,069

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Specialty Retail – 1.1%
Blockbuster, Inc. Class B	3	$13
Home Depot, Inc.	7,250	297,540
Maidenform Brands, Inc.	200	2,518
OfficeMax, Inc.	2,600	72,852
Staples, Inc.	1,600	36,368
		409,291

TOTAL CONSUMER DISCRETIONARY		3,210,631

CONSUMER STAPLES – 5.9%
Beverages – 0.9%
Coca-Cola Enterprises, Inc.	2,900	54,810
Diageo PLC sponsored ADR	600	35,658
PepsiCo, Inc.	900	53,172
The Coca-Cola Co.	4,400	188,232
		331,872
Food & Staples Retailing – 1.9%
CVS Corp.	1,600	39,056
Kroger Co. (a)	14,200	282,580
Rite Aid Corp. (a)	3,800	13,300
Safeway, Inc.	9,800	227,948
Wal-Mart Stores, Inc.	3,300	156,123
Walgreen Co.	800	36,344
		755,351
Food Products – 0.5%
Nestle SA (Reg.)	332	98,893
Tyson Foods, Inc. Class A	5,100	90,780
		189,673
Household Products – 1.1%
Colgate-Palmolive Co.	7,800	413,088
Tobacco – 1.5%
Altria Group, Inc.	7,830	587,642

TOTAL CONSUMER STAPLES		2,277,626

ENERGY – 14.8%
Energy Equipment & Services – 6.5%
BJ Services Co.	6,800	236,300
FMC Technologies, Inc. (a)	2,300	83,858
GlobalSantaFe Corp.	4,000	178,200

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

ENERGY – continued
Energy Equipment & Services – continued
Halliburton Co.	10,500	$620,550
Hercules Offshore, Inc.	400	8,708
National Oilwell Varco, Inc. (a)	6,832	426,795
Noble Corp.	1,200	77,256
Pride International, Inc. (a)	6,000	168,420
Schlumberger Ltd. (NY Shares)	4,100	372,157
Smith International, Inc.	4,200	136,080
Weatherford International Ltd. (a)	3,430	214,718
		2,523,042
Oil, Gas & Consumable Fuels – 8.3%
Amerada Hess Corp.	1,200	150,120
Apache Corp.	1,400	89,362
Chevron Corp.	8,500	485,095
ConocoPhillips	2,300	150,374
El Paso Corp.	7,800	92,508
Encore Acquisition Co. (a)	1,250	42,888
Exxon Mobil Corp.	22,870	1,283,922
Occidental Petroleum Corp.	1,700	134,096
OMI Corp.	3,700	66,896
Quicksilver Resources, Inc. (a)	7,550	292,412
Valero Energy Corp.	2,500	263,100
XTO Energy, Inc.	3,300	143,418
		3,194,191

TOTAL ENERGY		5,717,233

FINANCIALS – 22.7%
Capital Markets – 4.2%
Bear Stearns Companies, Inc.	500	52,900
Charles Schwab Corp.	6,600	100,320
Investors Financial Services Corp.	1,600	61,088
Lehman Brothers Holdings, Inc.	1,100	131,637
Merrill Lynch & Co., Inc.	5,600	362,544
Morgan Stanley	6,800	369,988
Nomura Holdings, Inc.	4,100	63,509
Nuveen Investments, Inc. Class A	900	36,423
State Street Corp.	5,100	281,673
TradeStation Group, Inc. (a)	5,200	51,896
UBS AG (NY Shares)	1,200	102,804
		1,614,782

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – 4.1%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.)	1,700	$88,213
Bank of America Corp.	16,742	732,295
Korea Exchange Bank (a)	10,750	118,415
UCBH Holdings, Inc.	5,400	93,960
Wachovia Corp.	8,259	417,245
Wells Fargo & Co.	2,550	153,510
		1,603,638
Diversified Financial Services – 3.0%
Citigroup, Inc.	10,600	485,268
JPMorgan Chase & Co.	17,940	656,963
		1,142,231
Insurance – 9.1%
ACE Ltd.	8,600	448,060
American International Group, Inc.	26,940	1,745,708
Aspen Insurance Holdings Ltd.	1,600	38,704
Endurance Specialty Holdings Ltd.	1,200	39,792
Hartford Financial Services Group, Inc.	4,700	374,825
Hilb Rogal & Hobbs Co.	3,000	112,350
Montpelier Re Holdings Ltd.	1,100	22,110
PartnerRe Ltd.	4,100	261,252
Platinum Underwriters Holdings Ltd.	1,600	45,584
Scottish Re Group Ltd.	2,300	56,465
The Chubb Corp.	230	21,383
W.R. Berkley Corp.	6,850	299,345
XL Capital Ltd. Class A	900	57,654
		3,523,232
Real Estate – 0.7%
Apartment Investment & Management Co. Class A	1,800	69,120
Equity Lifestyle Properties, Inc.	350	14,816
Equity Residential (SBI)	2,100	82,425
General Growth Properties, Inc.	2,500	106,200
Spirit Finance Corp. (e)	300	3,366
		275,927
Thrifts & Mortgage Finance – 1.6%
Doral Financial Corp.	4,600	39,376
Fannie Mae	5,760	273,715
Freddie Mac	1,900	116,565
Golden West Financial Corp., Delaware	1,240	72,825
Hudson City Bancorp, Inc.	3,500	41,440

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Sovereign Bancorp, Inc.	3,600	$77,652
W Holding Co., Inc.	1,836	14,156
		635,729

TOTAL FINANCIALS		8,795,539

HEALTH CARE – 11.8%
Biotechnology – 2.7%
Alkermes, Inc. (a)	1,500	24,435
Alnylam Pharmaceuticals, Inc. (a)	5,600	53,816
Amgen, Inc. (a)	1,400	106,064
Biogen Idec, Inc. (a)	2,200	89,386
BioMarin Pharmaceutical, Inc. (a)	8,000	67,200
Cephalon, Inc. (a)	7,600	346,484
Genentech, Inc. (a)	700	63,420
ImClone Systems, Inc. (a)	2,700	93,690
MedImmune, Inc. (a)	4,050	141,669
ONYX Pharmaceuticals, Inc. (a)	1,500	38,535
Serologicals Corp. (a)	1,200	23,376
		1,048,075
Health Care Equipment & Supplies – 4.1%
Baxter International, Inc.	15,840	605,563
C.R. Bard, Inc.	900	56,142
Dionex Corp. (a)	800	38,744
Medtronic, Inc.	5,050	286,133
PerkinElmer, Inc.	6,100	134,627
Syneron Medical Ltd. (a)	700	25,158
Thermo Electron Corp. (a)	6,500	196,235
Varian, Inc. (a)	1,000	36,770
Waters Corp. (a)	5,500	199,100
		1,578,472
Health Care Providers & Services – 1.0%
McKesson Corp.	1,400	63,602
Psychiatric Solutions, Inc. (a)	1,500	82,050
Sierra Health Services, Inc. (a)	1,100	82,500
UnitedHealth Group, Inc.	2,300	133,147
WebMD Health Corp. Class A	800	20,896
		382,195

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks – continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Pharmaceuticals – 4.0%
Allergan, Inc.	500	$44,650
Connetics Corp. (a)	800	10,432
Merck & Co., Inc.	2,000	56,440
Pfizer, Inc.	26,900	584,806
Schering-Plough Corp.	12,140	246,928
Teva Pharmaceutical Industries Ltd. sponsored ADR	5,100	194,412
Valeant Pharmaceuticals International	1,500	25,740
Wyeth	9,200	409,952
		1,573,360

TOTAL HEALTH CARE		4,582,102

INDUSTRIALS – 14.1%
Aerospace & Defense – 4.3%
Hexcel Corp. (a)	2,300	36,386
Honeywell International, Inc.	40,540	1,386,468
K&F Industries Holdings, Inc.	400	6,256
Orbital Sciences Corp. (a)	2,000	23,260
Raytheon Co.	1,700	62,815
The Boeing Co.	200	12,928
United Technologies Corp.	2,200	112,816
		1,640,929
Air Freight & Logistics – 0.2%
EGL, Inc. (a)	3,000	84,090
Airlines – 0.7%
ACE Aviation Holdings, Inc. Class A (a)	2,000	52,498
AirTran Holdings, Inc. (a)	5,400	80,784
JetBlue Airways Corp. (a)	3,600	66,996
Southwest Airlines Co.	2,700	43,227
US Airways Group, Inc. (a)	1,000	24,680
		268,185
Building Products – 0.3%
Lennox International, Inc.	2,700	75,303
Masco Corp.	1,250	35,625
		110,928
Commercial Services & Supplies – 0.5%
Robert Half International, Inc.	4,700	173,336
Construction & Engineering – 1.1%
Chicago Bridge & Iron Co. NV (NY Shares)	2,200	49,060

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Construction & Engineering – continued
Fluor Corp.	4,000	$254,400
Foster Wheeler Ltd. (a)	950	26,866
Jacobs Engineering Group, Inc. (a)	1,500	95,625
		425,951
Electrical Equipment – 0.4%
ABB Ltd. sponsored ADR (a)	7,200	56,088
Rockwell Automation, Inc.	1,800	95,670
		151,758
Industrial Conglomerates – 5.0%
3M Co.	500	37,990
General Electric Co.	39,430	1,337,071
Smiths Group PLC	5,900	95,317
Tyco International Ltd.	18,100	477,659
		1,948,037
Machinery – 0.5%
Deere & Co.	1,700	103,156
ITT Industries, Inc.	730	74,168
Watts Water Technologies, Inc. Class A	1,000	27,760
		205,084
Road & Rail – 0.6%
Norfolk Southern Corp.	6,000	241,200
Trading Companies & Distributors – 0.5%
Watsco, Inc.	1,850	105,136
WESCO International, Inc. (a)	2,600	103,350
		208,486

TOTAL INDUSTRIALS		5,457,984

INFORMATION TECHNOLOGY – 11.2%
Communications Equipment – 1.2%
Comverse Technology, Inc. (a)	4,700	117,970
Dycom Industries, Inc. (a)	4,200	83,706
Extreme Networks, Inc. (a)	4,100	19,803
MasTec, Inc. (a)	3,700	37,703
Motorola, Inc.	2,500	55,400
Nokia Corp. sponsored ADR	9,900	166,518
		481,100
Computers & Peripherals – 2.1%
Dell, Inc. (a)	800	25,504

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks – continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – continued
EMC Corp. (a)	4,300	$60,028
Hewlett-Packard Co.	23,300	653,332
Lexmark International, Inc. Class A (a)	700	29,064
Maxtor Corp. (a)	9,300	32,550
		800,478
Electronic Equipment & Instruments – 1.8%
Agilent Technologies, Inc. (a)	10,500	336,105
Amphenol Corp. Class A	1,800	71,946
Jabil Circuit, Inc. (a)	2,100	62,685
Symbol Technologies, Inc.	6,300	52,290
Trimble Navigation Ltd. (a)	2,500	72,175
Vishay Intertechnology, Inc. (a)	7,200	81,648
		676,849
Internet Software & Services – 1.3%
Akamai Technologies, Inc. (a)	2,100	36,414
Digital River, Inc. (a)	800	22,408
Google, Inc. Class A (sub. vtg.) (a)	800	297,712
Yahoo!, Inc. (a)	3,500	129,395
		485,929
IT Services – 0.6%
Anteon International Corp. (a)	1,800	81,360
Ceridian Corp. (a)	4,900	107,359
First Data Corp.	1,200	48,540
		237,259
Office Electronics – 0.4%
Xerox Corp. (a)	6,000	81,420
Zebra Technologies Corp. Class A (a)	2,100	90,531
		171,951
Semiconductors & Semiconductor Equipment – 1.8%
Altera Corp. (a)	2,000	33,300
Analog Devices, Inc.	1,900	66,082
Cabot Microelectronics Corp. (a)(d)	1,100	32,340
Freescale Semiconductor, Inc. Class A (a)	5,000	118,450
Intel Corp.	8,000	188,000
Maxim Integrated Products, Inc.	3,300	114,444
Micron Technology, Inc. (a)	4,600	59,754
PMC-Sierra, Inc. (a)	3,200	22,720
Samsung Electronics Co. Ltd.	128	67,678
		702,768

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software – 2.0%
BEA Systems, Inc. (a)	7,569	$66,759
Cognos, Inc. (a)	800	29,832
Macrovision Corp. (a)	500	9,420
Microsoft Corp.	13,160	338,212
NAVTEQ Corp. (a)	2,000	78,240
Oracle Corp. (a)	2,900	36,772
Symantec Corp. (a)	7,200	171,720
Ulticom, Inc. (a)	3,800	40,014
		770,969

TOTAL INFORMATION TECHNOLOGY		4,327,303

MATERIALS – 5.9%
Chemicals – 3.6%
Chemtura Corp.	2,300	24,610
E.I. du Pont de Nemours & Co.	11,800	491,942
Ecolab, Inc.	2,000	66,160
Georgia Gulf Corp.	1,700	49,470
Lyondell Chemical Co.	10,380	278,184
Monsanto Co.	650	40,957
Mosaic Co. (a)	3,200	42,240
NOVA Chemicals Corp.	3,600	128,240
Praxair, Inc.	3,000	148,230
Rockwood Holdings, Inc.	3,400	68,238
Rohm & Haas Co.	1,100	47,883
		1,386,154
Construction Materials – 0.2%
Martin Marietta Materials, Inc.	1,100	86,801
Containers & Packaging – 0.9%
Crown Holdings, Inc. (a)	2,000	32,440
Owens-Illinois, Inc. (a)	6,712	127,796
Packaging Corp. of America	2,700	54,783
Smurfit-Stone Container Corp. (a)	14,275	150,744
		365,763
Metals & Mining – 1.2%
Alcoa, Inc.	3,400	82,586

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks – continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
Freeport-McMoRan Copper & Gold, Inc. Class B	1,900	$93,898
Newmont Mining Corp.	6,350	270,510
		446,994

TOTAL MATERIALS		2,285,712

TELECOMMUNICATION SERVICES – 3.8%
Diversified Telecommunication Services – 1.7%
Covad Communications Group, Inc. (a)	63,400	56,426
SBC Communications, Inc.	20,550	490,118
Verizon Communications, Inc.	3,350	105,559
		652,103
Wireless Telecommunication Services – 2.1%
American Tower Corp. Class A (a)	9,300	221,805
Leap Wireless International, Inc. (a)	1,200	39,612
Nextel Partners, Inc. Class A (a)	5,800	145,870
Sprint Nextel Corp.	17,026	396,876
		804,163

TOTAL TELECOMMUNICATION SERVICES		1,456,266

UTILITIES – 1.1%
Electric Utilities – 0.2%
PPL Corp.	3,000	94,020
Independent Power Producers & Energy Traders – 0.4%
AES Corp. (a)	4,000	63,560
TXU Corp.	1,000	100,750
		164,310
Multi-Utilities – 0.5%
CMS Energy Corp. (a)	6,300	93,933
PG&E Corp.	2,500	90,950
		184,883

TOTAL UTILITIES		443,213

TOTAL COMMON STOCKS
(Cost $34,959,974)		38,553,609

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments - continued

Money Market Funds — 0.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)	189,868	$189,868
Fidelity Securities Lending Cash Central Fund, 3.94% (b)(c)	81,700	81,700
TOTAL MONEY MARKET FUNDS
(Cost $271,568)		271,568

TOTAL INVESTMENT PORTFOLIO – 100.3%
(Cost $35,231,542)		38,825,177

NET OTHER ASSETS – (0.3)%		(134,895)
NET ASSETS – 100%		$38,690,282

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,366 or 0.0% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $83,400) (cost $35,231,542) — See
accompanying schedule		$38,825,177
Receivable for investments sold		280,853
Receivable for fund shares sold		98,410
Dividends receivable		23,849
Interest receivable		322
Receivable from investment adviser for expense
reductions		7,590
Other affiliated receivables		351
Other receivables		4,652
Total assets		39,241,204

Liabilities
Payable to custodian bank	$46,629
Payable for investments purchased	308,101
Payable for fund shares redeemed	32,219
Accrued management fee	18,053
Distribution fees payable	16,970
Other affiliated payables	9,634
Other payables and accrued expenses	37,616
Collateral on securities loaned, at value	81,700
Total liabilities		550,922

Net Assets		$38,690,282
Net Assets consist of:
Paid in capital		$34,271,931
Undistributed net investment income		7,929
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		816,766
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		3,593,656
Net Assets		$38,690,282

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements - continued

Statement of Assets and Liabilities
October 31, 2005
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($7,120,788 ÷ 538,577 shares)	$13.22
Maximum offering price per share (100/94.25 of $13.22)	$14.03
Class T:
Net Asset Value and redemption price per share
($21,580,159 ÷ 1,642,665 shares)	$13.14
Maximum offering price per share (100/96.50 of $13.14)	$13.62
Class B:
Net Asset Value and offering price per share ($4,240,096
÷ 326,313 shares)A	$12.99
Class C:
Net Asset Value and offering price per share ($3,891,904
÷ 299,543 shares)A	$12.99
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($1,857,335 ÷ 139,896 shares)	$13.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$559,182
Interest		16,818
Security lending		1,244
Total income		577,244

Expenses
Management fee	$189,039
Transfer agent fees	83,765
Distribution fees	177,186
Accounting and security lending fees	17,447
Independent trustees’ compensation	147
Custodian fees and expenses	18,850
Registration fees	62,903
Audit	36,493
Legal	1,384
Miscellaneous	1,192
Total expenses before reductions	588,406
Expense reductions	(75,554)	512,852

Net investment income (loss)		64,392
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	883,951
Foreign currency transactions	(436)
Total net realized gain (loss)		883,515
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,424,608
Assets and liabilities in foreign currencies	20
Total change in net unrealized appreciation
(depreciation)		2,424,628
Net gain (loss)		3,308,143
Net increase (decrease) in net assets resulting from
operations		$3,372,535

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements - continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$64,392	$(17,048)
Net realized gain (loss)	883,515	(3,779)
Change in net unrealized appreciation (depreciation) .	2,424,628	939,930
Net increase (decrease) in net assets resulting
from operations	3,372,535	919,103
Distributions to shareholders from net investment income .	(59,389)	—
Distributions to shareholders from net realized gain	(20,268)	—
Total distributions	(79,657)	—
Share transactions -- net increase (decrease)	12,400,050	16,177,102
Total increase (decrease) in net assets	15,692,928	17,096,205

Net Assets
Beginning of period	22,997,354	5,901,149
End of period (including undistributed net investment
income of $7,929 and undistributed net investment
income of $0, respectively)	$38,690,282	$22,997,354

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights — Class A

Years ended October 31,	2005	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period	$11.70	$10.37	$10.00
Income from Investment Operations
Net investment income (loss)E	06	.01	—H
Net realized and unrealized gain (loss)	1.51	1.32	.37
Total from investment operations	1.57	1.33	.37
Distributions from net investment income	(.04)	—	—
Distributions from net realized gain	(.01)	—	—
Total distributions	(.05)	—	—
Net asset value, end of period	$13.22	$11.70	$10.37
Total ReturnB,C,D	13.40%	12.83%	3.70%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.50%	3.39%	5.52%A
Expenses net of voluntary waivers, if any	1.30%	1.50%	1.75%A
Expenses net of all reductions	1.26%	1.47%	1.73%A
Net investment income (loss)	48%	.11%	(.05)%A
Supplemental Data
Net assets, end of period (000 omitted)	$7,121	$4,000	$1,123
Portfolio turnover rate	86%	111%	108%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights — Class T

Years ended October 31,	2005	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period	$11.67	$10.36	$10.00
Income from Investment Operations
Net investment income (loss)E	03	(.02)	(.01)
Net realized and unrealized gain (loss)	1.48	1.33	.37
Total from investment operations	1.51	1.31	.36
Distributions from net investment income	(.03)	—	—
Distributions from net realized gain	(.01)	—	—
Total distributions	(.04)	—	—
Net asset value, end of period	$13.14	$11.67	$10.36
Total ReturnB,C,D	12.96%	12.64%	3.60%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.72%	3.30%	5.77%A
Expenses net of voluntary waivers, if any	1.55%	1.75%	2.00%A
Expenses net of all reductions	1.51%	1.72%	1.98%A
Net investment income (loss)	23%	(.14)%	(.30)%A
Supplemental Data
Net assets, end of period (000 omitted)	$21,580	$13,340	$1,546
Portfolio turnover rate	86%	111%	108%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights — Class B

Years ended October 31,	2005	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period	$11.59	$10.34	$10.00
Income from Investment Operations
Net investment income (loss)E	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	1.46	1.32	.37
Total from investment operations	1.43	1.25	.34
Distributions from net investment income	(.02)	—	—
Distributions from net realized gain	(.01)	—	—
Total distributions	(.03)	—	—
Net asset value, end of period	$12.99	$11.59	$10.34
Total ReturnB,C,D	12.35%	12.09%	3.40%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.31%	4.33%	6.24%A
Expenses net of voluntary waivers, if any	2.05%	2.25%	2.50%A
Expenses net of all reductions	2.01%	2.22%	2.48%A
Net investment income (loss)	(.27)%	(.64)%	(.80)%A
Supplemental Data
Net assets, end of period (000 omitted)	$4,240	$2,560	$1,125
Portfolio turnover rate	86%	111%	108%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights — Class C

Years ended October 31,	2005	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period	$11.58	$10.34	$10.00
Income from Investment Operations
Net investment income (loss)E	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	1.47	1.31	.37
Total from investment operations	1.44	1.24	.34
Distributions from net investment income	(.02)	—	—
Distributions from net realized gain	(.01)	—	—
Total distributions	(.03)	—	—
Net asset value, end of period	$12.99	$11.58	$10.34
Total ReturnB,C,D	12.45%	11.99%	3.40%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.30%	4.39%	6.24%A
Expenses net of voluntary waivers, if any	2.05%	2.25%	2.50%A
Expenses net of all reductions	2.01%	2.22%	2.48%A
Net investment income (loss)	(.27)%	(.64)%	(.80)%A
Supplemental Data
Net assets, end of period (000 omitted)	$3,892	$1,815	$1,069
Portfolio turnover rate	86%	111%	108%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights — Institutional Class

Years ended October 31,	2005	2004	2003E
Selected Per-Share Data
Net asset value, beginning of period	$11.75	$10.38	$10.00
Income from Investment Operations
Net investment income (loss)D	09	.04	.01
Net realized and unrealized gain (loss)	1.49	1.33	.37
Total from investment operations	1.58	1.37	.38
Distributions from net investment income	(.04)	—	—
Distributions from net realized gain	(.01)	—	—
Total distributions	(.05)	—	—
Net asset value, end of period	$13.28	$11.75	$10.38
Total ReturnB,C	13.47%	13.20%	3.80%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.14%	3.41%	5.27%A
Expenses net of voluntary waivers, if any	1.06%	1.25%	1.50%A
Expenses net of all reductions	1.02%	1.22%	1.48%A
Net investment income (loss)	72%	.36%	.20%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,857	$1,282	$1,038
Portfolio turnover rate	86%	111%	108%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period.

E For the period June 17, 2003 (commencement of operations) to October 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Value Leaders Fund (the fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

Annual Report

32

1. Significant Accounting Policies - continued

Security Valuation - continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

33 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$4,606,359
Unrealized depreciation	(1,185,891)
Net unrealized appreciation (depreciation)	3,420,468
Undistributed ordinary income	259,857
Undistributed long-term capital gain	702,221

Cost for federal income tax purposes	$35,404,709

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$59,389	$—
Long-term Capital Gains	20,268	—
Total	$79,657	$—

Annual Report

34

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $40,819,326 and $28,101,275, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group rate fee that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling

35 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$14,217	$3,185
Class T	25%	.25%	94,672	6,206
Class B	75%	.25%	37,727	31,444
Class C	75%	.25%	30,570	21,916

			$177,186	$62,751

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$9,281
Class T	4,757
Class B*	3,117
Class C*	665
$17,820

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

36

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$14,881.26
Class T	44,604.24
Class B	12,174.32
Class C	9,715.32
Institutional Class	2,391.15
	$83,765

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $18,664 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,429 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

37 Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense			Reimbursement
	Limitations			from adviser

Class A	1.50% --1.25%*			$11,101
Class T	1.75%	--	1.50%*	32,603
Class B	2.25%	--	2.00%*	9,702
Class C	2.25%	--	2.00%*	7,697
Institutional Class	1.25%	--	1.00%*	1,265
				$62,368
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $13,186 for the period.

Annual Report

38

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2005		2004
From net investment income
Class A	$12,129	$		—
Class T	34,269			—
Class B	5,103			—
Class C	3,425			—
Institutional Class	4,463			—
Total	$59,389	$		—
From net realized gain
Class A	$3,465	$		—
Class T	11,423			—
Class B	2,551			—
Class C	1,713			—
Institutional Class	1,116			—
Total	$20,268	$		—

39 Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class A
Shares sold	229,609	238,269	$2,958,743	$2,746,499
Reinvestment of distributions	1,066	—	13,266	—
Shares redeemed	(33,940)	(4,657)	(427,578)	(52,873)
Net increase (decrease)	196,735	233,612	$2,544,431	$2,693,626
Class T
Shares sold	774,584	1,030,154	$9,925,711	$ 11,903,301
Reinvestment of distributions	3,489	—	43,232	—
Shares redeemed	(279,010)	(35,709)	(3,602,636)	(410,022)
Net increase (decrease)	499,063	994,445	$6,366,307	$ 11,493,279
Class B
Shares sold	178,938	122,344	$2,237,451	$1,393,395
Reinvestment of distributions	545	—	6,714	—
Shares redeemed	(74,090)	(10,214)	(937,154)	(114,565)
Net increase (decrease)	105,393	112,130	$1,307,011	$1,278,830
Class C
Shares sold	165,584	59,183	$2,070,746	$669,159
Reinvestment of distributions	415	—	5,114	—
Shares redeemed	(23,171)	(5,841)	(293,654)	(64,678)
Net increase (decrease)	142,828	53,342	$1,782,206	$604,481
Institutional Class
Shares sold	31,161	9,131	$405,122	$106,886
Reinvestment of distributions	413	—	5,149	—
Shares redeemed	(810)	—	(10,176)	—
Net increase (decrease)	30,764	9,131	$400,095	$106,886

Annual Report

40

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Value Leaders Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

41 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a
Director and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research
(Far East) Inc.; Chairman and a Director of Fidelity Investments Money
Management, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

Annual Report

42

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Value Leaders
(2005-present). He also serves as Senior Vice President of other
Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR
(2005-present). Previously, Mr. Jonas served as President of Fidelity
Enterprise Operations and Risk Services (2004-2005), Chief Adminis-
trative Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

43 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust Company
(DTC) (1999-2003) and President and Board member of the National
Securities Clearing Corporation (NSCC) (1999-2003). In addition,
Mr. Dirks served as Chief Executive Officer and Board member of the
Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

44

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies
(communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation
(systems engineering and information technology support for the government), and HRL Laboratories (private research and development,
2004-present). He is Chairman of the General Motors Science &
Technology Advisory Board and a Life Fellow of the Institute of Electrical
and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a mem-
ber of the Defense Science Board and the National Security Agency
Advisory Board. He is also a member of the National Academy of
Engineering, the American Academy of Arts and Sciences, and the
Board of Overseers of the School of Engineering and Applied Science
of the University of Pennsylvania. Previously, Dr. Heilmeier served as a
Director of TRW Inc. (automotive, space, defense, and information tech-
nology, 1992-2002), Compaq (1994-2002), Automatic Data Processing,
Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET
Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipi-
ent of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corpora-
tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May
1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora-
tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the
Independent Director’s Council of the Investment Company Institute. In
addition, Mr. Mann is a member of the President’s Cabinet at the Uni-
versity of Alabama and the Board of Visitors of the Culverhouse College
of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill).
He also served as Vice President of Finance for the University of North
Carolina (16-school system).

Annual Report

46

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief
Investment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a
Member of the Board of Directors of The Dow Chemical Company.
Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communications
Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

47 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infir-
mary, Historic Deerfield, John F. Kennedy Library, and the Museum of
Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Value Leaders. Mr. Churchill also serves as
Vice President of certain Equity Funds (2005-present) and certain High
Income Funds (2005-present). Previously, he served as Head of Fidelity’s
Fixed-Income Division (2000-2005), Vice President of Fidelity’s Money
Market Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and
Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined
Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-
Income Investments.

Annual Report

48

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 2003
Secretary of Advisor Value Leaders. He also serves as Secretary of
Fidelity funds; Vice President, General Counsel, and Secretary of FMR
Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Man-
agement & Research (U.K.) Inc. (2001-present), Fidelity Management &
Research (Far East) Inc. (2001-present), and Fidelity Investments Money
Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member,
Faculty of Law, at Boston College Law School (2003-present). Previously,
Mr. Roiter served as Vice President and Secretary of Fidelity Distributors
Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Value Leaders. Mr. Fross also serves as
Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Value Leaders. Ms. Reynolds also serves as President, Treasurer, and
AML officer of other Fidelity funds (2004) and is a Vice President (2003)
and an employee (2002) of FMR. Before joining Fidelity Investments,
Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Value Leaders. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present).
He also serves as Senior Vice President of Fidelity Pricing and Cash
Management Service Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Value Leaders. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and
Executive Vice President of Risk Oversight for Fidelity Investments
(2002). Previously, he served as Executive Vice President and Chief
Operating Officer for Fidelity Investments Institutional Services
Company, Inc. (1998-2002).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Value Leaders. Mr. Hebble also serves as
Deputy Treasurer of other Fidelity funds (2003), and is an employee of
FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche
Asset Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Value Leaders. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Value Leaders. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer
(2002-2004) of the Franklin Templeton Funds and Senior Vice President
of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Value Leaders. Mr. Robins also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments,
Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Man-
ager (1999-2000). In addition, Mr. Robins served as Assistant Chief
Accountant, United States Securities and Exchange Commission
(2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Value Leaders. Mr. Byrnes also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice
President of FPCMS (2003-2005). Before joining Fidelity Investments,
Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

Annual Report

50

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 2003
Assistant Treasurer of Advisor Value Leaders. Mr. Costello also serves as
Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Value Leaders. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2003
Assistant Treasurer of Advisor Value Leaders. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Value Leaders. Mr. Ryan also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice
President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Value Leaders. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments,
Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder
Funds and Vice President and Head of Fund Reporting (1996-2003).

51 Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Value Leaders Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/5/05	12/2/05	$0.04	$0.334
Class T	12/5/05	12/2/05	$0.006	$0.334
Class B	12/5/05	12/2/05	—	$0.280
Class C	12/5/05	12/2/05	—	$0.290

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $702,221, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $23,939, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Class A, Class T, Class B, and Class C designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

52

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Leaders Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

Annual Report

54

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the return of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one-year period. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services

Annual Report

56

provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

58

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Annual Report

60

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

61 Annual Report

Annual Report

62

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Company
Boston, MA

Fidelity® Advisor

Value Leaders

Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	6	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	22	Statements of assets and liabilities,
		operations, and changes in net assets, as
		well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent	40
Registered Public
Accounting Firm
Trustees and Officers	41
Distributions	51
Board Approval of	52
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(Photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so-called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner — and in every other. But I underscore again that Fidelity has no so-called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee — which is returned to the fund and, therefore, to investors — to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Annual Report 4

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

5 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Life of
	year	fundA
Institutional Class	13.47%	12.88%
A From June 17, 2003.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelityr Advisor Value Leaders Fund - Institutional Class on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000r Value Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Brian Hogan, Portfolio Manager of Fidelity® Advisor Value Leaders Fund

U.S. equity markets had respectable performance during the year that ended October 31, 2005. The period got off to a great start with a strong November and December of 2004. However, the markets were later dragged down by surging oil prices, further disorder in Iraq, potential new troubles with Iran and Syria, and terrorist attacks in London. While stocks recovered nicely, Hurricane Katrina would drive them down again. The devastating storm led to record-high prices for gasoline, natural gas and oil, as well as fears of a corresponding leap in inflation. The Federal Reserve Board responded to this and to other inflationary pressures during the period by raising short-term interest rates eight times. Nonetheless, stocks moved higher despite a very weak October. Market breadth was narrow, as most of the gains were concentrated in rapidly appreciating energy-related investments. For the year overall, the Standard & Poor’s 500SM Index was up 8.72%, followed closely by the technology-laden NASDAQ Compositer Index at 8.15% . The Dow Jones Industrial AverageSM rose 6.45% .

During the past year, the fund’s Institutional Class shares gained 13.47% . During the same time frame, the Russell 1000r Value Index returned 11.86%, while the LipperSM Growth Funds Average returned 10.58% . The fund’s outperformance of its index was driven by strong stock selection within pharmaceuticals and biotechnology, energy, telecommunication services and consumer staples. Favorable industry positioning within financials also contributed. Conversely, an underweighting in the surging utilities sector detracted from returns, as did an overweighting in industrials and weak results in technology. Underweighting pharmaceutical company Pfizer — a component of the Russell index — helped the most, as the company suffered due to concerns about competition and patent protection for its flagship product, Lipitor. Energy companies Halliburton and National Oilwell Varco benefited from continued high prices for oil and natural gas, which helped the fund’s performance. Banco Bradesco, one of the largest banks in Brazil, also did well, due to an improving economy and strong consumer loan demand. On the negative side, Tyco International detracted from performance after experiencing earnings setbacks. The fund’s underweighted position compared to the index in energy giant ConocoPhillips, whose stock price gained on strong energy prices, also took away from relative returns. Another notable detractor was containerboard producer Smurfit-Stone Container.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report

7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,072.20	$6.53
HypotheticalA	$1,000.00	$1,018.90	$6.36
Class T
Actual	$1,000.00	$1,070.90	$7.83
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class B
Actual	$1,000.00	$1,068.30	$10.43
HypotheticalA	$1,000.00	$1,015.12	$10.16

Annual Report 8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,068.30	$10.43
HypotheticalA	$1,000.00	$1,015.12	$10.16
Institutional Class
Actual	$1,000.00	$1,073.60	$5.23
HypotheticalA	$1,000.00	$1,020.16	$5.09

A 5% return per year before expenses

*Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

9 Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
American International Group, Inc.	4.5	2.6
Honeywell International, Inc.	3.6	3.1
General Electric Co.	3.5	6.8
Exxon Mobil Corp.	3.3	4.4
Bank of America Corp.	1.9	2.6
JPMorgan Chase & Co.	1.7	0.5
Hewlett-Packard Co.	1.7	0.0
Halliburton Co.	1.6	1.1
Baxter International, Inc.	1.6	2.0
Altria Group, Inc.	1.5	2.0
	24.9
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	22.7	17.5
Energy	14.8	13.4
Industrials	14.1	20.2
Health Care	11.8	10.8
Information Technology	11.2	8.0

Annual Report

10

Investments October 31, 2005
Showing Percentage of Net Assets
Common Stocks — 99.6%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 8.3%
Diversified Consumer Services – 0.5%
Apollo Group, Inc. Class A (a)	1,900	$119,738
Service Corp. International (SCI)	9,900	82,863
		202,601
Hotels, Restaurants & Leisure – 0.5%
McDonald’s Corp.	5,200	164,320
Red Robin Gourmet Burgers, Inc. (a)	1,000	48,230
Ruth’s Chris Steak House, Inc.	100	1,786
		214,336
Household Durables – 0.8%
D.R. Horton, Inc.	1,800	55,242
KB Home	600	39,210
LG Electronics, Inc.	450	29,181
Sony Corp. sponsored ADR	2,900	95,120
Techtronic Industries Co. Ltd.	21,000	51,605
Toll Brothers, Inc. (a)	900	33,219
		303,577
Internet & Catalog Retail – 1.0%
Coldwater Creek, Inc. (a)	2,900	78,271
eBay, Inc. (a)	6,500	257,400
Expedia, Inc., Delaware (a)	1,450	27,246
IAC/InterActiveCorp (a)	1,450	37,120
		400,037
Leisure Equipment & Products – 1.0%
Eastman Kodak Co.	13,800	302,220
Leapfrog Enterprises, Inc. Class A (a)(d)	4,700	70,500
		372,720
Media – 3.4%
Clear Channel Communications, Inc.	3,020	91,868
Lamar Advertising Co. Class A (a)	5,664	252,728
News Corp. Class A	1,476	21,033
NTL, Inc. (a)	900	55,188
The Reader’s Digest Association, Inc. (non-vtg.)	2,500	38,300
Time Warner, Inc.	15,000	267,450
Univision Communications, Inc. Class A (a)	11,800	308,452
Viacom, Inc. Class B (non-vtg.)	1,534	47,508
Walt Disney Co.	8,900	216,893
XM Satellite Radio Holdings, Inc. Class A (a)	300	8,649
		1,308,069

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Specialty Retail – 1.1%
Blockbuster, Inc. Class B	3	$13
Home Depot, Inc.	7,250	297,540
Maidenform Brands, Inc.	200	2,518
OfficeMax, Inc.	2,600	72,852
Staples, Inc.	1,600	36,368
		409,291

TOTAL CONSUMER DISCRETIONARY		3,210,631

CONSUMER STAPLES – 5.9%
Beverages – 0.9%
Coca-Cola Enterprises, Inc.	2,900	54,810
Diageo PLC sponsored ADR	600	35,658
PepsiCo, Inc.	900	53,172
The Coca-Cola Co.	4,400	188,232
		331,872
Food & Staples Retailing – 1.9%
CVS Corp.	1,600	39,056
Kroger Co. (a)	14,200	282,580
Rite Aid Corp. (a)	3,800	13,300
Safeway, Inc.	9,800	227,948
Wal-Mart Stores, Inc.	3,300	156,123
Walgreen Co.	800	36,344
		755,351
Food Products – 0.5%
Nestle SA (Reg.)	332	98,893
Tyson Foods, Inc. Class A	5,100	90,780
		189,673
Household Products – 1.1%
Colgate-Palmolive Co.	7,800	413,088
Tobacco – 1.5%
Altria Group, Inc.	7,830	587,642

TOTAL CONSUMER STAPLES		2,277,626

ENERGY – 14.8%
Energy Equipment & Services – 6.5%
BJ Services Co.	6,800	236,300
FMC Technologies, Inc. (a)	2,300	83,858
GlobalSantaFe Corp.	4,000	178,200

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks – continued
	Shares	Value (Note 1)

ENERGY – continued
Energy Equipment & Services – continued
Halliburton Co.	10,500	$620,550
Hercules Offshore, Inc.	400	8,708
National Oilwell Varco, Inc. (a)	6,832	426,795
Noble Corp.	1,200	77,256
Pride International, Inc. (a)	6,000	168,420
Schlumberger Ltd. (NY Shares)	4,100	372,157
Smith International, Inc.	4,200	136,080
Weatherford International Ltd. (a)	3,430	214,718
		2,523,042
Oil, Gas & Consumable Fuels – 8.3%
Amerada Hess Corp.	1,200	150,120
Apache Corp.	1,400	89,362
Chevron Corp.	8,500	485,095
ConocoPhillips	2,300	150,374
El Paso Corp.	7,800	92,508
Encore Acquisition Co. (a)	1,250	42,888
Exxon Mobil Corp.	22,870	1,283,922
Occidental Petroleum Corp.	1,700	134,096
OMI Corp.	3,700	66,896
Quicksilver Resources, Inc. (a)	7,550	292,412
Valero Energy Corp.	2,500	263,100
XTO Energy, Inc.	3,300	143,418
		3,194,191

TOTAL ENERGY		5,717,233

FINANCIALS – 22.7%
Capital Markets – 4.2%
Bear Stearns Companies, Inc.	500	52,900
Charles Schwab Corp.	6,600	100,320
Investors Financial Services Corp.	1,600	61,088
Lehman Brothers Holdings, Inc.	1,100	131,637
Merrill Lynch & Co., Inc.	5,600	362,544
Morgan Stanley	6,800	369,988
Nomura Holdings, Inc.	4,100	63,509
Nuveen Investments, Inc. Class A	900	36,423
State Street Corp.	5,100	281,673
TradeStation Group, Inc. (a)	5,200	51,896
UBS AG (NY Shares)	1,200	102,804
		1,614,782

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – 4.1%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.)	1,700	$88,213
Bank of America Corp.	16,742	732,295
Korea Exchange Bank (a)	10,750	118,415
UCBH Holdings, Inc.	5,400	93,960
Wachovia Corp.	8,259	417,245
Wells Fargo & Co.	2,550	153,510
		1,603,638
Diversified Financial Services – 3.0%
Citigroup, Inc.	10,600	485,268
JPMorgan Chase & Co.	17,940	656,963
		1,142,231
Insurance – 9.1%
ACE Ltd.	8,600	448,060
American International Group, Inc.	26,940	1,745,708
Aspen Insurance Holdings Ltd.	1,600	38,704
Endurance Specialty Holdings Ltd.	1,200	39,792
Hartford Financial Services Group, Inc.	4,700	374,825
Hilb Rogal & Hobbs Co.	3,000	112,350
Montpelier Re Holdings Ltd.	1,100	22,110
PartnerRe Ltd.	4,100	261,252
Platinum Underwriters Holdings Ltd.	1,600	45,584
Scottish Re Group Ltd.	2,300	56,465
The Chubb Corp.	230	21,383
W.R. Berkley Corp.	6,850	299,345
XL Capital Ltd. Class A	900	57,654
		3,523,232
Real Estate – 0.7%
Apartment Investment & Management Co. Class A	1,800	69,120
Equity Lifestyle Properties, Inc.	350	14,816
Equity Residential (SBI)	2,100	82,425
General Growth Properties, Inc.	2,500	106,200
Spirit Finance Corp. (e)	300	3,366
		275,927
Thrifts & Mortgage Finance – 1.6%
Doral Financial Corp.	4,600	39,376
Fannie Mae	5,760	273,715
Freddie Mac	1,900	116,565
Golden West Financial Corp., Delaware	1,240	72,825
Hudson City Bancorp, Inc.	3,500	41,440

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks – continued
	Shares	Value (Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Sovereign Bancorp, Inc.	3,600	$77,652
W Holding Co., Inc.	1,836	14,156
		635,729

TOTAL FINANCIALS		8,795,539

HEALTH CARE – 11.8%
Biotechnology – 2.7%
Alkermes, Inc. (a)	1,500	24,435
Alnylam Pharmaceuticals, Inc. (a)	5,600	53,816
Amgen, Inc. (a)	1,400	106,064
Biogen Idec, Inc. (a)	2,200	89,386
BioMarin Pharmaceutical, Inc. (a)	8,000	67,200
Cephalon, Inc. (a)	7,600	346,484
Genentech, Inc. (a)	700	63,420
ImClone Systems, Inc. (a)	2,700	93,690
MedImmune, Inc. (a)	4,050	141,669
ONYX Pharmaceuticals, Inc. (a)	1,500	38,535
Serologicals Corp. (a)	1,200	23,376
		1,048,075
Health Care Equipment & Supplies – 4.1%
Baxter International, Inc.	15,840	605,563
C.R. Bard, Inc.	900	56,142
Dionex Corp. (a)	800	38,744
Medtronic, Inc.	5,050	286,133
PerkinElmer, Inc.	6,100	134,627
Syneron Medical Ltd. (a)	700	25,158
Thermo Electron Corp. (a)	6,500	196,235
Varian, Inc. (a)	1,000	36,770
Waters Corp. (a)	5,500	199,100
		1,578,472
Health Care Providers & Services – 1.0%
McKesson Corp.	1,400	63,602
Psychiatric Solutions, Inc. (a)	1,500	82,050
Sierra Health Services, Inc. (a)	1,100	82,500
UnitedHealth Group, Inc.	2,300	133,147
WebMD Health Corp. Class A	800	20,896
		382,195

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Pharmaceuticals – 4.0%
Allergan, Inc.	500	$44,650
Connetics Corp. (a)	800	10,432
Merck & Co., Inc.	2,000	56,440
Pfizer, Inc.	26,900	584,806
Schering-Plough Corp.	12,140	246,928
Teva Pharmaceutical Industries Ltd. sponsored ADR	5,100	194,412
Valeant Pharmaceuticals International	1,500	25,740
Wyeth	9,200	409,952
		1,573,360

TOTAL HEALTH CARE		4,582,102

INDUSTRIALS – 14.1%
Aerospace & Defense – 4.3%
Hexcel Corp. (a)	2,300	36,386
Honeywell International, Inc.	40,540	1,386,468
K&F Industries Holdings, Inc.	400	6,256
Orbital Sciences Corp. (a)	2,000	23,260
Raytheon Co.	1,700	62,815
The Boeing Co.	200	12,928
United Technologies Corp.	2,200	112,816
		1,640,929
Air Freight & Logistics – 0.2%
EGL, Inc. (a)	3,000	84,090
Airlines – 0.7%
ACE Aviation Holdings, Inc. Class A (a)	2,000	52,498
AirTran Holdings, Inc. (a)	5,400	80,784
JetBlue Airways Corp. (a)	3,600	66,996
Southwest Airlines Co.	2,700	43,227
US Airways Group, Inc. (a)	1,000	24,680
		268,185
Building Products – 0.3%
Lennox International, Inc.	2,700	75,303
Masco Corp.	1,250	35,625
		110,928
Commercial Services & Supplies – 0.5%
Robert Half International, Inc.	4,700	173,336
Construction & Engineering – 1.1%
Chicago Bridge & Iron Co. NV (NY Shares)	2,200	49,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks – continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Construction & Engineering – continued
Fluor Corp.	4,000	$254,400
Foster Wheeler Ltd. (a)	950	26,866
Jacobs Engineering Group, Inc. (a)	1,500	95,625
		425,951
Electrical Equipment – 0.4%
ABB Ltd. sponsored ADR (a)	7,200	56,088
Rockwell Automation, Inc.	1,800	95,670
		151,758
Industrial Conglomerates – 5.0%
3M Co.	500	37,990
General Electric Co.	39,430	1,337,071
Smiths Group PLC	5,900	95,317
Tyco International Ltd.	18,100	477,659
		1,948,037
Machinery – 0.5%
Deere & Co.	1,700	103,156
ITT Industries, Inc.	730	74,168
Watts Water Technologies, Inc. Class A	1,000	27,760
		205,084
Road & Rail – 0.6%
Norfolk Southern Corp.	6,000	241,200
Trading Companies & Distributors – 0.5%
Watsco, Inc.	1,850	105,136
WESCO International, Inc. (a)	2,600	103,350
		208,486

TOTAL INDUSTRIALS		5,457,984

INFORMATION TECHNOLOGY – 11.2%
Communications Equipment – 1.2%
Comverse Technology, Inc. (a)	4,700	117,970
Dycom Industries, Inc. (a)	4,200	83,706
Extreme Networks, Inc. (a)	4,100	19,803
MasTec, Inc. (a)	3,700	37,703
Motorola, Inc.	2,500	55,400
Nokia Corp. sponsored ADR	9,900	166,518
		481,100
Computers & Peripherals – 2.1%
Dell, Inc. (a)	800	25,504

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – continued
EMC Corp. (a)	4,300	$60,028
Hewlett-Packard Co.	23,300	653,332
Lexmark International, Inc. Class A (a)	700	29,064
Maxtor Corp. (a)	9,300	32,550
		800,478
Electronic Equipment & Instruments – 1.8%
Agilent Technologies, Inc. (a)	10,500	336,105
Amphenol Corp. Class A	1,800	71,946
Jabil Circuit, Inc. (a)	2,100	62,685
Symbol Technologies, Inc.	6,300	52,290
Trimble Navigation Ltd. (a)	2,500	72,175
Vishay Intertechnology, Inc. (a)	7,200	81,648
		676,849
Internet Software & Services – 1.3%
Akamai Technologies, Inc. (a)	2,100	36,414
Digital River, Inc. (a)	800	22,408
Google, Inc. Class A (sub. vtg.) (a)	800	297,712
Yahoo!, Inc. (a)	3,500	129,395
		485,929
IT Services – 0.6%
Anteon International Corp. (a)	1,800	81,360
Ceridian Corp. (a)	4,900	107,359
First Data Corp.	1,200	48,540
		237,259
Office Electronics – 0.4%
Xerox Corp. (a)	6,000	81,420
Zebra Technologies Corp. Class A (a)	2,100	90,531
		171,951
Semiconductors & Semiconductor Equipment – 1.8%
Altera Corp. (a)	2,000	33,300
Analog Devices, Inc.	1,900	66,082
Cabot Microelectronics Corp. (a)(d)	1,100	32,340
Freescale Semiconductor, Inc. Class A (a)	5,000	118,450
Intel Corp.	8,000	188,000
Maxim Integrated Products, Inc.	3,300	114,444
Micron Technology, Inc. (a)	4,600	59,754
PMC-Sierra, Inc. (a)	3,200	22,720
Samsung Electronics Co. Ltd.	128	67,678
		702,768
See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks – continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software – 2.0%
BEA Systems, Inc. (a)	7,569	$66,759
Cognos, Inc. (a)	800	29,832
Macrovision Corp. (a)	500	9,420
Microsoft Corp.	13,160	338,212
NAVTEQ Corp. (a)	2,000	78,240
Oracle Corp. (a)	2,900	36,772
Symantec Corp. (a)	7,200	171,720
Ulticom, Inc. (a)	3,800	40,014
		770,969

TOTAL INFORMATION TECHNOLOGY		4,327,303

MATERIALS – 5.9%
Chemicals – 3.6%
Chemtura Corp.	2,300	24,610
E.I. du Pont de Nemours & Co.	11,800	491,942
Ecolab, Inc.	2,000	66,160
Georgia Gulf Corp.	1,700	49,470
Lyondell Chemical Co.	10,380	278,184
Monsanto Co.	650	40,957
Mosaic Co. (a)	3,200	42,240
NOVA Chemicals Corp.	3,600	128,240
Praxair, Inc.	3,000	148,230
Rockwood Holdings, Inc.	3,400	68,238
Rohm & Haas Co.	1,100	47,883
		1,386,154
Construction Materials – 0.2%
Martin Marietta Materials, Inc.	1,100	86,801
Containers & Packaging – 0.9%
Crown Holdings, Inc. (a)	2,000	32,440
Owens-Illinois, Inc. (a)	6,712	127,796
Packaging Corp. of America	2,700	54,783
Smurfit-Stone Container Corp. (a)	14,275	150,744
		365,763
Metals & Mining – 1.2%
Alcoa, Inc.	3,400	82,586

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments - continued

Common Stocks – continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
Freeport-McMoRan Copper & Gold, Inc. Class B	1,900	$93,898
Newmont Mining Corp.	6,350	270,510
		446,994

TOTAL MATERIALS		2,285,712

TELECOMMUNICATION SERVICES – 3.8%
Diversified Telecommunication Services – 1.7%
Covad Communications Group, Inc. (a)	63,400	56,426
SBC Communications, Inc.	20,550	490,118
Verizon Communications, Inc.	3,350	105,559
		652,103
Wireless Telecommunication Services – 2.1%
American Tower Corp. Class A (a)	9,300	221,805
Leap Wireless International, Inc. (a)	1,200	39,612
Nextel Partners, Inc. Class A (a)	5,800	145,870
Sprint Nextel Corp.	17,026	396,876
		804,163

TOTAL TELECOMMUNICATION SERVICES		1,456,266

UTILITIES – 1.1%
Electric Utilities – 0.2%
PPL Corp.	3,000	94,020
Independent Power Producers & Energy Traders – 0.4%
AES Corp. (a)	4,000	63,560
TXU Corp.	1,000	100,750
		164,310
Multi-Utilities – 0.5%
CMS Energy Corp. (a)	6,300	93,933
PG&E Corp.	2,500	90,950
		184,883

TOTAL UTILITIES		443,213

TOTAL COMMON STOCKS
(Cost $34,959,974)		38,553,609

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Money Market Funds — 0.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)	189,868	$189,868
Fidelity Securities Lending Cash Central Fund, 3.94% (b)(c)	81,700	81,700
TOTAL MONEY MARKET FUNDS
(Cost $271,568)		271,568

TOTAL INVESTMENT PORTFOLIO – 100.3%
(Cost $35,231,542)		38,825,177

NET OTHER ASSETS – (0.3)%		(134,895)
NET ASSETS – 100%		$38,690,282

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,366 or 0.0% of net assets.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $83,400) (cost $35,231,542) — See
accompanying schedule		$38,825,177
Receivable for investments sold		280,853
Receivable for fund shares sold		98,410
Dividends receivable		23,849
Interest receivable		322
Receivable from investment adviser for expense
reductions		7,590
Other affiliated receivables		351
Other receivables		4,652
Total assets		39,241,204

Liabilities
Payable to custodian bank	$46,629
Payable for investments purchased	308,101
Payable for fund shares redeemed	32,219
Accrued management fee	18,053
Distribution fees payable	16,970
Other affiliated payables	9,634
Other payables and accrued expenses	37,616
Collateral on securities loaned, at value	81,700
Total liabilities		550,922

Net Assets		$38,690,282
Net Assets consist of:
Paid in capital		$34,271,931
Undistributed net investment income		7,929
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		816,766
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		3,593,656
Net Assets		$38,690,282

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Assets and Liabilities
October 31, 2005
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($7,120,788 ÷ 538,577 shares)	$13.22

Maximum offering price per share (100/94.25 of $13.22)	$14.03
Class T:
Net Asset Value and redemption price per share
($21,580,159 ÷ 1,642,665 shares)	$13.14

Maximum offering price per share (100/96.50 of $13.14)	$13.62
Class B:
Net Asset Value and offering price per share ($4,240,096
÷ 326,313 shares)A	$12.99

Class C:
Net Asset Value and offering price per share ($3,891,904
÷ 299,543 shares)A	$12.99

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($1,857,335 ÷ 139,896 shares)	$13.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements - continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$559,182
Interest		16,818
Security lending		1,244
Total income		577,244

Expenses
Management fee	$189,039
Transfer agent fees	83,765
Distribution fees	177,186
Accounting and security lending fees	17,447
Independent trustees’ compensation	147
Custodian fees and expenses	18,850
Registration fees	62,903
Audit	36,493
Legal	1,384
Miscellaneous	1,192
Total expenses before reductions	588,406
Expense reductions	(75,554)	512,852

Net investment income (loss)		64,392
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	883,951
Foreign currency transactions	(436)
Total net realized gain (loss)		883,515
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,424,608
Assets and liabilities in foreign currencies	20
Total change in net unrealized appreciation
(depreciation)		2,424,628
Net gain (loss)		3,308,143
Net increase (decrease) in net assets resulting from
operations		$3,372,535

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$64,392	$(17,048)
Net realized gain (loss)	883,515	(3,779)
Change in net unrealized appreciation (depreciation) .	2,424,628	939,930
Net increase (decrease) in net assets resulting
from operations	3,372,535	919,103
Distributions to shareholders from net investment income .	(59,389)	—
Distributions to shareholders from net realized gain	(20,268)	—
Total distributions	(79,657)	—
Share transactions -- net increase (decrease)	12,400,050	16,177,102
Total increase (decrease) in net assets	15,692,928	17,096,205

Net Assets
Beginning of period	22,997,354	5,901,149
End of period (including undistributed net investment
income of $7,929 and undistributed net investment
income of $0, respectively)	$38,690,282	$22,997,354

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights — Class A

Years ended October 31,	2005	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period	$11.70	$10.37	$10.00
Income from Investment Operations
Net investment income (loss)E	06	.01	—H
Net realized and unrealized gain (loss)	1.51	1.32	.37
Total from investment operations	1.57	1.33	.37
Distributions from net investment income	(.04)	—	—
Distributions from net realized gain	(.01)	—	—
Total distributions	(.05)	—	—
Net asset value, end of period	$13.22	$11.70	$10.37
Total ReturnB,C,D	13.40%	12.83%	3.70%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.50%	3.39%	5.52%A
Expenses net of voluntary waivers, if any	1.30%	1.50%	1.75%A
Expenses net of all reductions	1.26%	1.47%	1.73%A
Net investment income (loss)	48%	.11%	(.05)%A
Supplemental Data
Net assets, end of period (000 omitted)	$7,121	$4,000	$1,123
Portfolio turnover rate	86%	111%	108%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights — Class T

Years ended October 31,	2005	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period	$11.67	$10.36	$10.00
Income from Investment Operations
Net investment income (loss)E	03	(.02)	(.01)
Net realized and unrealized gain (loss)	1.48	1.33	.37
Total from investment operations	1.51	1.31	.36
Distributions from net investment income	(.03)	—	—
Distributions from net realized gain	(.01)	—	—
Total distributions	(.04)	—	—
Net asset value, end of period	$13.14	$11.67	$10.36
Total ReturnB,C,D	12.96%	12.64%	3.60%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.72%	3.30%	5.77%A
Expenses net of voluntary waivers, if any	1.55%	1.75%	2.00%A
Expenses net of all reductions	1.51%	1.72%	1.98%A
Net investment income (loss)	23%	(.14)%	(.30)%A
Supplemental Data
Net assets, end of period (000 omitted)	$21,580	$13,340	$1,546
Portfolio turnover rate	86%	111%	108%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights — Class B

Years ended October 31,	2005	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period	$11.59	$10.34	$10.00
Income from Investment Operations
Net investment income (loss)E	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	1.46	1.32	.37
Total from investment operations	1.43	1.25	.34
Distributions from net investment income	(.02)	—	—
Distributions from net realized gain	(.01)	—	—
Total distributions	(.03)	—	—
Net asset value, end of period	$12.99	$11.59	$10.34
Total ReturnB,C,D	12.35%	12.09%	3.40%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.31%	4.33%	6.24%A
Expenses net of voluntary waivers, if any	2.05%	2.25%	2.50%A
Expenses net of all reductions	2.01%	2.22%	2.48%A
Net investment income (loss)	(.27)%	(.64)%	(.80)%A
Supplemental Data
Net assets, end of period (000 omitted)	$4,240	$2,560	$1,125
Portfolio turnover rate	86%	111%	108%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights — Class C

Years ended October 31,	2005	2004	2003F
Selected Per-Share Data
Net asset value, beginning of period	$11.58	$10.34	$10.00
Income from Investment Operations
Net investment income (loss)E	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	1.47	1.31	.37
Total from investment operations	1.44	1.24	.34
Distributions from net investment income	(.02)	—	—
Distributions from net realized gain	(.01)	—	—
Total distributions	(.03)	—	—
Net asset value, end of period	$12.99	$11.58	$10.34
Total ReturnB,C,D	12.45%	11.99%	3.40%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.30%	4.39%	6.24%A
Expenses net of voluntary waivers, if any	2.05%	2.25%	2.50%A
Expenses net of all reductions	2.01%	2.22%	2.48%A
Net investment income (loss)	(.27)%	(.64)%	(.80)%A
Supplemental Data
Net assets, end of period (000 omitted)	$3,892	$1,815	$1,069
Portfolio turnover rate	86%	111%	108%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to October 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights — Institutional Class

Years ended October 31,	2005	2004	2003E
Selected Per-Share Data
Net asset value, beginning of period	$11.75	$10.38	$10.00
Income from Investment Operations
Net investment income (loss)D	09	.04	.01
Net realized and unrealized gain (loss)	1.49	1.33	.37
Total from investment operations	1.58	1.37	.38
Distributions from net investment income	(.04)	—	—
Distributions from net realized gain	(.01)	—	—
Total distributions	(.05)	—	—
Net asset value, end of period	$13.28	$11.75	$10.38
Total ReturnB,C	13.47%	13.20%	3.80%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.14%	3.41%	5.27%A
Expenses net of voluntary waivers, if any	1.06%	1.25%	1.50%A
Expenses net of all reductions	1.02%	1.22%	1.48%A
Net investment income (loss)	72%	.36%	.20%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,857	$1,282	$1,038
Portfolio turnover rate	86%	111%	108%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period.

E For the period June 17, 2003 (commencement of operations) to October 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Value Leaders Fund (the fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

31 Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

32

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$4,606,359
Unrealized depreciation	(1,185,891)
Net unrealized appreciation (depreciation)	3,420,468
Undistributed ordinary income	259,857
Undistributed long-term capital gain	702,221

Cost for federal income tax purposes	$35,404,709

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$59,389	$—
Long-term Capital Gains	20,268	—
Total	$79,657	$—

33 Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $40,819,326 and $28,101,275, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group rate fee that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling

Annual Report

34

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$14,217	$3,185
Class T	25%	.25%	94,672	6,206
Class B	75%	.25%	37,727	31,444
Class C	75%	.25%	30,570	21,916

			$177,186	$62,751

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$9,281
Class T	4,757
Class B*	3,117
Class C*	665
$17,820

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

35 Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$14,881.26
Class T	44,604.24
Class B	12,174.32
Class C	9,715.32
Institutional Class	2,391.15
	$83,765

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $18,664 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,429 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

36

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense			Reimbursement
	Limitations			from adviser

Class A	1.50% --1.25%*			$11,101
Class T	1.75%	--	1.50%*	32,603
Class B	2.25%	--	2.00%*	9,702
Class C	2.25%	--	2.00%*	7,697
Institutional Class	1.25%	--	1.00%*	1,265
				$62,368
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $13,186 for the period.

37 Annual Report

Notes to Financial Statements - continued

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2005		2004
From net investment income
Class A	$12,129	$		—
Class T	34,269			—
Class B	5,103			—
Class C	3,425			—
Institutional Class	4,463			—
Total	$59,389	$		—
From net realized gain
Class A	$3,465	$		—
Class T	11,423			—
Class B	2,551			—
Class C	1,713			—
Institutional Class	1,116			—
Total	$20,268	$		—

Annual Report

38

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class A
Shares sold	229,609	238,269	$2,958,743	$2,746,499
Reinvestment of distributions	1,066	—	13,266	—
Shares redeemed	(33,940)	(4,657)	(427,578)	(52,873)
Net increase (decrease)	196,735	233,612	$2,544,431	$2,693,626
Class T
Shares sold	774,584	1,030,154	$9,925,711	$ 11,903,301
Reinvestment of distributions	3,489	—	43,232	—
Shares redeemed	(279,010)	(35,709)	(3,602,636)	(410,022)
Net increase (decrease)	499,063	994,445	$6,366,307	$ 11,493,279
Class B
Shares sold	178,938	122,344	$2,237,451	$1,393,395
Reinvestment of distributions	545	—	6,714	—
Shares redeemed	(74,090)	(10,214)	(937,154)	(114,565)
Net increase (decrease)	105,393	112,130	$1,307,011	$1,278,830
Class C
Shares sold	165,584	59,183	$2,070,746	$669,159
Reinvestment of distributions	415	—	5,114	—
Shares redeemed	(23,171)	(5,841)	(293,654)	(64,678)
Net increase (decrease)	142,828	53,342	$1,782,206	$604,481
Institutional Class
Shares sold	31,161	9,131	$405,122	$106,886
Reinvestment of distributions	413	—	5,149	—
Shares redeemed	(810)	—	(10,176)	—
Net increase (decrease)	30,764	9,131	$400,095	$106,886

39 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Value Leaders Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

Annual Report

40

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1983
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a
Director and Chairman of the Board and of the Executive Committee of
FMR; Chairman and a Director of Fidelity Management & Research
(Far East) Inc.; Chairman and a Director of Fidelity Investments Money
Management, Inc.; and Chairman (2001-present) and a Director
(2000-present) of FMR Co., Inc.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001
Ms. Johnson serves as President of Fidelity Employer Services Company
(FESCO) (2005-present). She is President and a Director of Fidelity In-
vestments Money Management, Inc. (2001-present), FMR Co., Inc.
(2001-present), and a Director of FMR Corp. Previously, Ms. Johnson
served as President and a Director of FMR (2001-2005), Senior Vice
President of the Fidelity funds (2001-2005), and managed a number of
Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of Advisor Value Leaders
(2005-present). He also serves as Senior Vice President of other
Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR
(2005-present). Previously, Mr. Jonas served as President of Fidelity
Enterprise Operations and Risk Services (2004-2005), Chief Adminis-
trative Officer (2002-2004), and Chief Financial Officer of FMR Co.
(1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including
Chief Financial Officer of FMR. In addition, he serves on the Boards of
Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003
Mr. Reynolds is a Director (2003-present) and Chief Operating Officer
(2002-present) of FMR Corp. He also serves on the Board at Fidelity
Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group
(1996-2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

42

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation

Dennis J. Dirks (57)

Year of Election or Appointment: 2005
Prior to his retirement in May 2003, Mr. Dirks was Chief Operating
Officer and a member of the Board of The Depository Trust & Clearing
Corporation (DTCC) (1999-2003). He also served as President, Chief
Operating Officer, and Board member of The Depository Trust Company
(DTC) (1999-2003) and President and Board member of the National
Securities Clearing Corporation (NSCC) (1999-2003). In addition,
Mr. Dirks served as Chief Executive Officer and Board member of the
Government Securities Clearing Corporation (2001-2003) and Chief
Executive Officer and Board member of the Mortgage-Backed Securities
Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of
Manhattan College (2005-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997
Dr. Gates is Vice Chairman of the Independent Trustees (2005-present).
Dr. Gates is President of Texas A&M University (2002-present). He was
Director of the Central Intelligence Agency (CIA) from 1991 to 1993.
From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a
Director of NACCO Industries, Inc. (mining and manufacturing), Parker
Drilling Co., Inc. (drilling and rental tools for the energy industry,
2001-present), and Brinker International (restaurant management,
2003-present). Previously, Dr. Gates served as a Director of LucasVarity
PLC (automotive components and diesel engines), a Director of TRW Inc.
(automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas
A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

George H. Heilmeier (69)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies
(communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation
(systems engineering and information technology support for the government), and HRL Laboratories (private research and development,
2004-present). He is Chairman of the General Motors Science &
Technology Advisory Board and a Life Fellow of the Institute of Electrical
and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a mem-
ber of the Defense Science Board and the National Security Agency
Advisory Board. He is also a member of the National Academy of
Engineering, the American Academy of Arts and Sciences, and the
Board of Overseers of the School of Engineering and Applied Science
of the University of Pennsylvania. Previously, Dr. Heilmeier served as a
Director of TRW Inc. (automotive, space, defense, and information tech-
nology, 1992-2002), Compaq (1994-2002), Automatic Data Processing,
Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET
Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipi-
ent of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001
Prior to Ms. Knowles’ retirement in June 2000, she served as Executive
Vice President and Chief Financial Officer of Atlantic Richfield Company
(ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation
Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser-
vice, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution
and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

Annual Report

44

Name, Age; Principal Occupation

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc.
(private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corpora-
tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy),
2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993
Mr. Mann is Chairman of the Independent Trustees (2001-present). He is
Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May
1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora-
tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the
Independent Director’s Council of the Investment Company Institute. In
addition, Mr. Mann is a member of the President’s Cabinet at the Uni-
versity of Alabama and the Board of Visitors of the Culverhouse College
of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chair-
man of the Board of BellSouth Corporation (telecommunications) and
President of BellSouth Enterprises. He is currently a Director of Liberty
Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank-
lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the
Board of Visitors for the University of North Carolina at Chapel Hill and
currently serves on the Board of Directors of the University of North
Carolina Health Care System and the Board of Visitors of the Kenan-
Flagler Business School (University of North Carolina at Chapel Hill).
He also served as Vice President of Finance for the University of North
Carolina (16-school system).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Cornelia M. Small (61)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present)
of the Investment Committee, and a member (2002-present) of the
Board of Trustees of Smith College. Previously, she served as Chief
Investment Officer (1999-2000), Director of Global Equity Investments
(1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments
(1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003)
of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman of the Board (2000-present) and a
Member of the Board of Directors of The Dow Chemical Company.
Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President
(1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chair-
man of the Executive Committee (2000-2004). Currently, he is a Direc-
tor of NCR Corporation (data warehousing and technology solutions),
BellSouth Corporation (telecommunications), Chemical Financial Corpo-
ration, Maersk Inc. (industrial conglomerate, 2002-present), and Metal-
mark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise
Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and
the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005
Mr. Wolfe also serves as a Trustee (2005-present) or Member of the
Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and
Chief Executive Officer of Hershey Foods Corporation (1993-2001). He
currently serves as a member of the boards of Adelphia Communications
Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc.
(2004-present).

Annual Report

46

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005
Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his
retirement in December 2004, Mr. Gamper served as Chairman of the
Board of CIT Group Inc. (commercial finance). During his tenure with
CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004),
Chief Executive Officer (1987-2004), and President (1989-2002). He
currently serves as a member of the Board of Directors of Public Service
Enterprise Group (utilities, 2001-present), Chairman of the Board of
Governors, Rutgers University (2004-present), and Chairman of the
Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Advisor Series VIII. Vice
Chairman and a Director of FMR, and Vice Chairman (2001-present)
and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infir-
mary, Historic Deerfield, John F. Kennedy Library, and the Museum of
Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005
Vice President of Advisor Value Leaders. Mr. Churchill also serves as
Vice President of certain Equity Funds (2005-present) and certain High
Income Funds (2005-present). Previously, he served as Head of Fidelity’s
Fixed-Income Division (2000-2005), Vice President of Fidelity’s Money
Market Funds (2000-2005), Vice President of Fidelity’s Bond Funds, and
Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined
Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-
Income Investments.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Eric D. Roiter (56)

Year of Election or Appointment: 2003
Secretary of Advisor Value Leaders. He also serves as Secretary of
Fidelity funds; Vice President, General Counsel, and Secretary of FMR
Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Man-
agement & Research (U.K.) Inc. (2001-present), Fidelity Management &
Research (Far East) Inc. (2001-present), and Fidelity Investments Money
Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member,
Faculty of Law, at Boston College Law School (2003-present). Previously,
Mr. Roiter served as Vice President and Secretary of Fidelity Distributors
Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003
Assistant Secretary of Advisor Value Leaders. Mr. Fross also serves as
Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004
President, Treasurer, and Anti-Money Laundering (AML) officer of Advi-
sor Value Leaders. Ms. Reynolds also serves as President, Treasurer, and
AML officer of other Fidelity funds (2004) and is a Vice President (2003)
and an employee (2002) of FMR. Before joining Fidelity Investments,
Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005
Chief Financial Officer of Advisor Value Leaders. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present).
He also serves as Senior Vice President of Fidelity Pricing and Cash
Management Service Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004
Chief Compliance Officer of Advisor Value Leaders. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and
Executive Vice President of Risk Oversight for Fidelity Investments
(2002). Previously, he served as Executive Vice President and Chief
Operating Officer for Fidelity Investments Institutional Services
Company, Inc. (1998-2002).

Annual Report

48

Name, Age; Principal Occupation

John R. Hebble (47)

Year of Election or Appointment: 2003
Deputy Treasurer of Advisor Value Leaders. Mr. Hebble also serves as
Deputy Treasurer of other Fidelity funds (2003), and is an employee of
FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche
Asset Management where he served as Director of Fund Accounting
(2002-2003) and Assistant Treasurer of the Scudder Funds
(1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Value Leaders. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of
Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments
Institutional Operations Corporation, Inc. (FIIOC) Client Services
(1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004
Deputy Treasurer of Advisor Value Leaders. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer
(2002-2004) of the Franklin Templeton Funds and Senior Vice President
of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005
Deputy Treasurer of Advisor Value Leaders. Mr. Robins also serves as
Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments,
Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002-2004) and a Senior Man-
ager (1999-2000). In addition, Mr. Robins served as Assistant Chief
Accountant, United States Securities and Exchange Commission
(2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Value Leaders. Mr. Byrnes also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice
President of FPCMS (2003-2005). Before joining Fidelity Investments,
Mr. Byrnes worked at Deutsche Asset Management where he served as
Vice President of the Investment Operations Group (2000-2003).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

John H. Costello (59)

Year of Election or Appointment: 2003
Assistant Treasurer of Advisor Value Leaders. Mr. Costello also serves as
Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004
Assistant Treasurer of Advisor Value Leaders. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2003
Assistant Treasurer of Advisor Value Leaders. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Value Leaders. Mr. Ryan also serves as
Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice
President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005
Assistant Treasurer of Advisor Value Leaders. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments,
Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder
Funds and Vice President and Head of Fund Reporting (1996-2003).

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50

Distributions

The Board of Trustees of Fidelity Advisor Value Leaders Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/5/05	12/2/05	$0.068	$0.334

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $702,221, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $23,939, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Institutional Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Leaders Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

52

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the return of a broad-based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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54

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one-year period. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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56

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small-fund fee reductions”). The Board considered that, if the small-fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

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58

The Board has also reviewed Fidelity’s non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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61 Annual Report

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63 Annual Report

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64

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub-Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Company
Boston, MA

Item 2.

Code of Ethics

As of the end of the period, October 31, 2005, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund and Fidelity Advisor Value Leaders Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Diversified International Fund	$55,000	$41,000
Fidelity Advisor Emerging Asia Fund	$73,000	$67,000
Fidelity Advisor Global Equity Fund	$34,000	$33,000
Fidelity Advisor Japan Fund	$34,000	$33,000
Fidelity Advisor Korea Fund	$76,000	$70,000
Fidelity Advisor Latin America Fund	$34,000	$33,000
Fidelity Advisor Overseas Fund	$59,000	$58,000
Fidelity Advisor Value Leaders Fund	$31,000	$27,000
All funds in the Fidelity Group of Funds audited by
PwC	$11,900,000	$10,600,000

A Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Emerging Markets Fund, Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Advisor International Capital Appreciation Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A,B
Fidelity Advisor Emerging Markets Fund	$36,000	$30,000
Fidelity Advisor Europe Capital Appreciation Fund	$36,000	$36,000
Fidelity Advisor International Capital Appreciation	$38,000	$38,000
Fund
All funds in the Fidelity Group of Funds audited by
Deloitte Entities	$5,400,000	$4,300,000

A	Aggregate amounts may reflect rounding.

B	Fidelity Advisor Emerging Markets Fund commenced operations on March 29, 2004.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund’s financial statements, but not reported as Audit Fees, are shown in the table below.

Fund		2005A		2004 A
Fidelity Advisor Diversified International Fund			$0		$0
Fidelity Advisor Emerging Asia Fund			$0		$0
Fidelity Advisor Global Equity Fund			$0		$0
Fidelity Advisor Japan Fund			$0		$0
Fidelity Advisor Korea Fund			$0		$0
Fidelity Advisor Latin America Fund			$0		$0
Fidelity Advisor Overseas Fund			$0		$0
Fidelity Advisor Value Leaders Fund			$0		$0

A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund’s financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A,B
Fidelity Advisor Emerging Markets Fund	$0	$0
Fidelity Advisor Europe Capital Appreciation Fund	$0	$0
Fidelity Advisor International Capital Appreciation Fund	$0	$0

A	Aggregate amounts may reflect rounding.

B	Fidelity Advisor Emerging Markets Fund commenced operations on March 29, 2004.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (“Fund Service Providers”) for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund’s financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005 A		2004A,B
PwC		$0		$0
Deloitte Entities		$0		$0

A	Aggregate amounts may reflect rounding.

B	May include amounts billed prior to Fidelity Advisor Emerging Markets Fund’s commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund		2005A	2004A
Fidelity Advisor Diversified International Fund		$62,500	$21,800
Fidelity Advisor Emerging Asia Fund		$25,800	$28,000
Fidelity Advisor Global Equity Fund		$2,400	$2,200
Fidelity Advisor Japan Fund		$2,400	$2,200
Fidelity Advisor Korea Fund		$4,200	$4,000
Fidelity Advisor Latin America Fund		$2,400	$2,200
Fidelity Advisor Overseas Fund		$4,200	$4,000
Fidelity Advisor Value Leaders Fund		$2,500	$2,300

A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A,B
Fidelity Advisor Emerging Markets Fund	$3,600	$2,800
Fidelity Advisor Europe Capital Appreciation Fund	$2,900	$2,900
Fidelity Advisor International Capital Appreciation Fund	$2,900	$2,900

A	Aggregate amounts may reflect rounding.

B	Fidelity Advisor Emerging Markets Fund commenced operations on March 29, 2004.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A		2004A,B
PwC		$0	$0
Deloitte Entities		$0	$0

A	Aggregate amounts may reflect rounding.

B	May include amounts billed prior to Fidelity Advisor Emerging Markets Fund’s commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Diversified International Fund	$7,000	$3,800
Fidelity Advisor Emerging Asia Fund	$1,400	$1,300
Fidelity Advisor Global Equity Fund	$1,400	$1,300
Fidelity Advisor Japan Fund	$1,400	$1,300
Fidelity Advisor Korea Fund	$1,400	$1,300
Fidelity Advisor Latin America Fund	$1,400	$1,300
Fidelity Advisor Overseas Fund	$2,500	$2,500
Fidelity Advisor Value Leaders Fund	$1,400	$1,200

A Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A,B
Fidelity Advisor Emerging Markets Fund	$0	$0
Fidelity Advisor Europe Capital Appreciation Fund	$0	$0
Fidelity Advisor International Capital Appreciation Fund	$0	$0

A	Aggregate amounts may reflect rounding.

B	Fidelity Advisor Emerging Markets Fund commenced operations on March 29, 2004.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A,B
PwC	$420,000	$300,000
Deloitte Entities	$210,000	$720,000

A	Aggregate amounts may reflect rounding.

B	May include amounts billed prior to Fidelity Advisor Emerging Markets Fund’s commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non–audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non–audit service provided by a fund audit firm to a Fidelity Fund and any non–audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non–audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non–Covered Service) but that are expected to exceed $50,000 are also subject to pre–approval by the Audit Committee. All Covered Services, as well as Non–Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre–approval nor advance notice of Non–Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f)	Not applicable.

(g)	For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed by PwC of $4,150,000A and $2,300,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$550,000	$350,000
Non-Covered Services	$3,600,000	$1,950,000

A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed by Deloitte Entities of $650,000A and $1,600,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A,B
Covered Services	$250,000	$700,000
Non-Covered Services	$400,000	$900,000

A	Aggregate amounts may reflect rounding.

B	May include amounts billed prior to Fidelity Advisor Emerging Markets Fund’s commencement of operations.

(h) The trust’s Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6.

Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.		Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached
		hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act
		of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit
		99.CERT.
(a)	(3)	Not applicable.

(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act
		of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit
		99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 22, 2005

By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	December 22, 2005